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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7978
ING Mayflower Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 to October 31, 2007

Funds

Annual Report

October 31, 2007

Classes A, B, C, I, O, Q and R

Global Equity Funds

• ING Global Equity Dividend Fund
• ING Global Natural Resources Fund
• ING Global Real Estate Fund
• ING Global Value Choice Fund

International Equity Funds

• ING Disciplined International SmallCap Fund
• ING Emerging Countries Fund
• ING Foreign Fund
• ING Greater China Fund
• ING Index Plus International Equity Fund
• ING International Capital Appreciation Fund
• ING International Equity Dividend Fund
• ING International Growth Opportunities Fund
(formerly, ING International Fund)
• ING International Real Estate Fund
• ING International SmallCap Fund
• ING International Value Fund
• ING International Value Choice Fund
• ING International Value Opportunities Fund
• ING Russia Fund	Global and International Fixed-Income Funds • ING Emerging Markets Fixed Income Fund • ING Global Bond Fund International Fund-of-Funds • ING Diversified International Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is the ultimate priority to us — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
November 2, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:      YEAR ENDED OCTOBER 31, 2007

In our semi-annual report, we described global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) reeling from a sharp correction in the China market before recovering by the end of April 2007. Nervous optimism continued on into the summer when a credit crisis sent investors fleeing stock markets, before Federal Reserve rate cuts provided some solace. For the six month period ended April 30, 2007 and for the year ended October 31, 2007, the MSCI World IndexSM returned 4.3% and 20.39%, respectively. In currencies the view that European interest rates were on the way up while those in the U.S. were not, supported the pound and euro, while the yen continued to be dragged down by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. But in the flight from risk, these trades were unwound and the yen rebounded. In the six month period ended October 31, 2007, the dollar fell 5.2%, 3.2% and 4.2% against the euro (making repeated new lows), pound and yen, respectively.

By April 2007, the recession in the housing market had taken a new disturbing turn, as lax lending standards especially in the sub-prime mortgage loan sector were sending foreclosure rates and default provisions soaring, and some lenders into bankruptcy. Furthermore, the huge volumes of securities backed by such loans were declining in value, if they could find a bid at all. Much of this exposure was held by hedge funds and structured investment vehicles, which financed their purchases with investors’ money and by issuing lower yielding short term commercial paper, a variant of the carry trade. In June 2007, the investment bank, Bear Stearns, had to step in to rescue two of its hedge funds in distress over holdings in mortgage bonds.

So far, few observers believed that sub-prime mortgage problems might lead to recession. But from mid-July 2007 a series of shocks sent investors scurrying for cover. A large mortgage lender, Countrywide, reported that the sub-prime default crisis had spread to other classes of mortgage loans. Worse, by month end, American Home Mortgage revealed that its creditors had initiated margin calls and that bankruptcy was a possibility. A week later it was fact.

Confirmation that the global asset-backed commercial paper market was close to atrophy came on August 9, 2007 from an unlikely source when French bank BNP Paribas announced similar problems with its own U.S. mortgage-backed structured investment vehicles. Banks were now reluctant to lend to each other because none could be sure where the exposure to tainted securities ultimately lay.

Central banks responded by pouring billions into the inter-bank system. On August 17, 2007 the Federal Reserve cut the discount rate, (at which it will lend to banks), by 50 basis points (0.50%), followed on September 18, 2007 by a federal funds rate reduction of an unexpectedly soothing 50 basis points (0.50%), and another 50 basis points (0.50%) cut in the discount rate.

Finally, on October 31, 2007, the Federal Open Market Committee (“FOMC”) cut both rates by a further 0.25%.

U.S. equities, represented by the Standard and Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”), including dividends, returned 5.5% for the six month period ended October 31, 2007, and 14.56% for the year ended October 31, 2007. It finally breached its March 2000 record in May 2007 and from there the index proceeded fitfully to its best level yet on July 19, 2007, reassured by better than expected corporate profits. But the prospect of continued takeover activity, that other great pillar of stock market support worldwide, vanished with the liquidity required to fund it as the events described above played out. This and general risk aversion took the S&P 500® Index down about 9.5% in the next 19 trading sessions. Recovery was swift after rate cut expectations set in, however, with a rise of nearly 3% in response to the pleasant surprise on September 18, 2007, and a new all time record close on October 9, 2007.

Internationally, the MSCI Japan® Index(3) fell 3.5% in the six month period ended October 31, 2007, amid the usual cocktail of contradictory economic statistics that ultimately turned sour. Initially, GDP growth was reported strong at 3.2% annualized. Quarterly capital spending and the trade surplus made new records, with China replacing the U.S. as Japan’s biggest trading partner. Unemployment remained at a nine-year low. But consumer prices and wages had started falling again and continued to fall almost without interruption through October while the unwinding of carry trades strengthened the yen and threatened all-

MARKET PERSPECTIVE:      YEAR ENDED OCTOBER 31, 2007

important exports. For the year ended October 31, 2007, the MSCI Japan® Index returned 4.84%. The MSCI Europe ex UK® Index(4) edged up 1.8% in the six month period ended October 31, 2007. A rally on high consumer and business confidence, continuing merger and acquisition activity and the lowest Eurozone unemployment since records began, gave way to nervousness in mid-July 2007 after another rate increase and turned into a rout as the sub-prime debacle unfolded. On August 16, 2007, some European stock indices had their biggest one-day fall in four and a half years. The U.S. rate cuts were not reciprocated by the European Central Bank, but still inspired a partial recovery, even as inflation accelerated to 2.6%. For the year ended October 31, 2007, the MSCI Europe ex UK® Index returned 30.29%. The UK added 5.3%. Stocks surged into the summer shrugging off a rate increase to 5.75%, a six-year high. A housing boom and robust service sector had raised year over year GDP growth to 3.0%. Non-financial companies were making record profits. Retail sales were buoyant and consumer confidence was high. The slide into the trough on August 16, 2007, was even more violent than in continental Europe. But with the Bank of England now clearly on hold and the Federal Reserve evidently determined to ease rates, October 2007 ended with stocks near their best levels of the period.

(1) The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL EQUITY DIVIDEND FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/ High Dividend and Moudy El Khodr, Senior Investment Manager Equities both of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.80% compared to the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”), which returned 20.39% for the same period.

Portfolio Specifics: In our opinion, we believe market return for the year ended October 31, 2007, was largely driven by momentum growth stocks. These stocks generally pay lower dividends than value stocks. The Fund currently holds stocks with higher average dividend yields; during the fiscal year this was a disadvantage as the Fund did not hold or was underweight in the stocks that drove market return.

Another result of the Fund’s dividend bias was an emphasis on certain sectors and countries. The Fund was overweight in financials, utilities and telecoms and underweight information technology (“IT”) and Japan. Underweights in IT and materials detracted from results, but the absence from Japan helped performance.

The Fund’s underweight in healthcare and overweight in telecoms contributed the most to performance for the fiscal year. The former lagged with companies’ problems from competition from generics and investors favoring non-defensive stocks. Telecoms rose as investors welcomed positive news about second quarter and third quarter earnings.

Tele Norte Leste Participacoes SA ADR rebounded from July’s drop due to credit jitters. Its second quarter net profit rose 65% amid growth in its

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

client base, increased sales of convergent products and an improved financial position. Secondly, the Brazilian government hinted that they may change laws governing mergers this year to allow the combination of Tele Norte and Brasil Telecom Participacoes SA ADR, the country’s third-biggest phone company. Mergers and acquisitions had propelled the stock earlier in 2007. BCE, Inc. of Canada (sold) was up principally due to a bidding war between a few of its larger shareholders and private equity groups.

The Fund’s two best performing stocks were PetroChina Co., Ltd. (“Petrochina”) (sold) and Petroleo Brasileiro SA ADR (“Petroleo”), up 135% and 118%, respectively. Petrochina and Petroleo rose as both started with a low reserve replacement ratio and this increased substantially along with earnings. Petrochina rose strongly in September as the company will be listed on the Shanghai exchange. At present, A-class shares are listed only in Hong Kong. The potential mass influx of “new investors” pushed the stock north. The stock thus reached our dividend threshold and we sold it in September. Petroleo benefited from rising international oil prices and its emerging market status.

We lost performance due to our underweights in industrials, IT and materials. On an absolute basis, the two most detrimental sectors were financials and materials. Financials had a strong run until February 2007, when the first news of sub-prime woes emerged; after that the sector heavily underperformed. The two most harmful securities were Washington Mutual, Inc. and First Horizon National Corp. The difficulty in calculating the write downs and the companies’ lack of visibility only worsened the sector’s performance.

Our two worst performing stocks were Precision Drilling and DSG International PLC (“DSG”). The former performed in line with the market until July when it announced the closure of one-fifth of its rigs and future earnings estimates were downgraded. DSG issued a profit warning in January. Since then the stock has underperformed, margins at the company are under pressure, their shops are a heavy fixed cost on a business where customers can shop online or at competitor’s and purchase goods at a better price.

Top Ten Holdings*

as of October 31, 2007
(as a percent of net assets)

Citigroup, Inc.	1.8%

Vivendi	1.6%

UST, Inc.	1.6%

Altria Group, Inc.	1.6%

ENI S.p.A.	1.5%

Pfizer, Inc.	1.5%

GlaxoSmithKline PLC	1.4%

Bank of America Corp.	1.4%

TransCanada Corp.	1.4%

Royal Bank of Scotland Group PLC	1.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The outlook for the strategy, in our opinion, remains positive. We also believe investments in defensive companies will give the strategy downside protection and lower volatility. Regardless of any scenario, the strategy will look for sectors or individual stocks to exploit (temporary) under-valuations that often take place.

(1) This MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL EQUITY DIVIDEND FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

		Since Inception		Since Inception		Since Inception		Since Inception	Since Inception
		of Class A		of Class B		of Class C		of Class I	of Class O
	1 Year	September 17, 2003		October 24, 2003		October 29, 2003		August 1, 2007	November 15, 2006

Including Sales Charge:
Class A(1)	9.16%	18.01%		—		—		—	—
Class B(2)	9.94%	—		18.22%		—		—	—
Class C(3)	13.94%	—		—		18.19%		—	—
Class I	—	—		—		—		7.26%	—
Class O	—	—		—		—		—	15.12%

Excluding Sales Charge:
Class A	15.80%	19.72%		—		—		—	—
Class B	14.94%	—		18.52%		—		—	—
Class C	14.94%	—		—		18.19%		—	—
Class I	—	—		—		—		7.26%	—
Class O	—	—		—		—		—	15.12%
MSCI World Index SM(4)	20.39%	18.28	%(5)	16.99	%(6)	16.99	%(6)	7.89%	20.39	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Share, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)Since inception performance for the index is shown from October 1, 2003.

(6)Since inception performance for the index is shown from November 1, 2003.

(7)Since inception performance for the index is shown from November 1, 2006.

ING GLOBAL NATURAL RESOURCES FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Natural Resources Fund (the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by James A. Vail, CFA, Portfolio Manager and Anthony Socci, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 43.22%, compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Standard & Poor’s GSSITM Natural Resources Index(2) (“S&P GSSITM Natural Resources Index”) which returned 14.56% and 40.46%, respectively, for the same period.

Portfolio Specifics: Natural resources continued to experience strong price performance in the fiscal year ended October 31, 2007. Crude oil rose significantly during this period, reflecting supply interruption fears and geopolitical tensions. Natural gas pricing increased towards the end of the period as the supply of liquefied natural gas imports was called into question, reflecting rising foreign demand. Within materials, the strongest performer was lead, which more than doubled as overseas auto production accelerated, and ended the reporting period close to its all-time high.

The U.S. dollar weakness and the credit meltdown were the key drivers behind the strength in gold. Finally, the U.S. housing slowdown brought lumber prices down from their summer highs; lumber is expected to remain at low levels for the immediate future.

During the fiscal year, the Fund benefited from stock selection in the materials sector, particularly among gold and precious metals companies. Gold’s performance reflected the desire for hard assets in the face of mounting credit concerns. Our decision to overweight diversified metals and mining aided performance, as this sub-sector was helped by strong global demand for coal, iron ore and base metals.

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

The Fund was hurt by weak stock selection in the energy sector: particularly among coal and consumable fuels; and oil and gas exploration, production and drilling. Partially offsetting these detractors was an underweight in the largest integrated oil and gas companies, which have been hurt by a shift in worldwide oil and gas reserves to nationalized oil companies.

Top energy performers, Petroleo Brasileiro SA and CNOOC Ltd. ADR, were foreign domiciled companies that were helped by rising oil prices. Petroleo Brasileiro SA was able to increase its oil production while CNOOC Ltd. ADR benefited from Chinese demand. Within materials, Major Drilling, and Cia Vale do Rio Doce ADR, were diversified metals and mining companies that benefited from rising commodity prices. Our position in McDermott International, Inc., an infrastructure play within the industrial sector, benefited from its offshore construction for oil companies.

The greatest individual detractor was Evergreen Energy, a coal beneficiation company. Negative investor sentiment weighed heavily on the stock early in the period and the shares were subsequently sold. Hercules Offshore, Inc. and Valero Energy Corp. are highly exposed to shallow water drilling in the Gulf of Mexico. This region has been in transition and we expect activities to pick up. Oil and gas equipment and service provider Geokinetics, Inc. was hurt by seasonality. We believe refining margins will improve in next year’s driving season. ConocoPhillips Consol Energy, Inc. reported disappointing results and was punished in the market.

Current Strategy and Outlook: We remain convinced that we are in the middle of a longer and stronger natural resource cycle, driven by industrialization and urbanization trends in emerging economies. These trends, coupled with the global growth in infrastructure spending, are energy and metal intensive. In our opinion, supply cannot react to this high demand over the short term. Any supply disruption, e.g., strikes, mining accidents or refinery outages, may push prices higher. Industry consolidation is putting more resources in fewer hands. In our opinion, this supports higher prices than historic trends would suggest. Should the U.S. economy soften, forcing the Federal Reserve Board to continue easing, the dollar could fall further and gold prices could go higher. In our opinion, the Fund is well positioned to benefit from these global trends.

Top Ten Holdings

as of October 31, 2007
(as a percent of net assets)

Schlumberger Ltd.	5.2%

ExxonMobil Corp.	3.5%

Occidental Petroleum Corp.	3.2%

Petroleo Brasileiro SA	3.1%

XTO Energy, Inc.	2.8%

Devon Energy Corp.	2.7%

Encana Corp.	2.7%

ConocoPhillips	2.5%

Valero Energy Corp.	2.3%

Freeport-McMoRan Copper & Gold, Inc.	2.1%

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2) The S&P GSSITM Natural Resources Index (formerly, known as the Goldman Sachs Natural Resources Index) is an unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL NATURAL RESOURCES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

				Since Inception
				of Class I
	1 Year	5 Year	10 Year	August 1, 2007

Including Sales Charge:
Class A(1)	34.97%	27.07%	14.41%	—
Class I	—	—	—	17.56%

Excluding Sales Charge:
Class A	43.22%	28.60%	15.08%	—
Class I	—	—	—	17.56%
S&P 500® Index(2)	14.56%	13.88%	7.10%	6.97%
S&P GSSITM Natural Resources Index(3)	40.46%	30.42%	12.05%	12.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Natural Resources Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)The S&P GSSITM Natural Resources Index (formerly, known as the Goldman Sachs Natural Resources Index) is an unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

ING GLOBAL REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer and Portfolio Manager, Steven D. Burton, Managing Director and Portfolio Manager and Joseph P. Smith, Managing Director and Portfolio Manager, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.44% compared to the Standard & Poor’s/ Citigroup World Property Index(1) (“S&P/ Citigroup World Property Index”), which returned 13.93% for the same period.

Portfolio Specifics: By region, Asia-Pacific was the strongest performing region for the period with a 39.0% total return, followed by North America which returned 0.4% and Europe which returned -2.3%. Performance in the region was broad-based with total returns achieved in each of the major countries within this region: Hong Kong returned 73.7%, Singapore returned 56.0%, Australia returned 42.6% and Japan returned 12.2%. These strong returns were fueled by robust economic growth being generated by emerging economies within the region and those countries which benefit from this growth. The rapid urbanization of China in particular benefited property companies that were able to take advantage of this growth, including Hong Kong-based property developers of residential and commercial space which have expanded into mainland China.

Within Europe, the United Kingdom property stocks were particular laggards returning -13.3% during the period, versus property stocks in Continental Europe which returned 6.2% for the same period. The U.K. has been beset by concerns of decelerating job growth, particularly in the financial district of London. Sentiment

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

has turned for the worse as the expectation increases that property yields will increase in the coming year. The Fund remains overweight U.K. property stocks, as we believe they will begin to look more attractive during the coming year.

Relative outperformance versus the benchmark was generated primarily by stock picking in Hong Kong, Japan, the United States and Canada. In Hong Kong, overweight positions in mainland residential developers Agile Property Holdings Ltd. and Guangzhou R&F Properties Co., Ltd. contributed to relative returns, as each of these positions returned over 100% during the year. In Japan, an overweight position in Tokyo-based office companies also contributed to relative performance, including Mitsui Fudosan Co., Ltd. which is primarily a developer and landlord of office and condominium properties in the five central wards of Tokyo. Office fundamentals in Tokyo continue to improve, with rents increasing and vacancy levels below 2.6%, on average. Top performers in the U.S. included Hilton Hotels, which appreciated sharply as a result of the announcement during the summer that it would be taken private by the Blackstone Group LP. Archstone Communities, a national apartment real estate investment trust (“REIT”), appreciated as the result of being taken private at a sharp premium. Federal Realty Investment Trust and Ventas, Inc., U.S. shopping center and healthcare REITs, respectively, also contributed to relative performance. Canadian holding Sunrise Senior Living significantly contributed to relative performance as the result of being acquired at a sharp premium by a U.S. healthcare REIT during the year.

Current Strategy and Outlook: In our opinion, the rationale for a global listed property strategy remains very much intact including diversification via low correlation to broad equities and bonds, attractive current yield, attractive valuations and the spread of the REIT structure globally. This remains true even under the possible scenario of slowing global economic growth over the coming year. Investment themes looking out to 2008 include a continuing emphasis on investing in higher growth regions of the world, including the Asia-Pacific region, and looking for

Top Ten Holdings*

as of October 31, 2007
(as a percent of net assets)

Westfield Group	5.2%

Mitsui Fudosan Co., Ltd.	4.3%

Mitsubishi Estate Co., Ltd.	4.1%

Sun Hung Kai Properties Ltd.	3.6%

Simon Property Group, Inc.	3.3%

Unibail-Rodamco	3.1%

Cheung Kong Holdings Ltd.	2.4%

Boston Properties, Inc.	2.3%

Prologis	2.2%

Vornado Realty Trust	2.1%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

opportunities in select markets which are currently under-represented in the listed markets but which show stable to improving property fundamentals. Given the increased volatility in global equity markets, Fund strategy will be to position itself with an orientation to top quality by management team, strategy and physical properties. Through an average 3% - 4% dividend yield plus high single digits prospective annual earnings growth, we believe global property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

(1) The S&P/Citigroup World Property Index is an unmanaged market weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

			Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
			of Class A		of Class B		of Class C		of Class I		of Class O
	1 Year	5 Year	November 5, 2001		March 15, 2002		January 8, 2002		June 3, 2005		November 15, 2006

Including Sales Charge:
Class A(1)	8.78%	26.41%	23.09%		—		—		—		—
Class B(2)	9.59%	26.80%	—		22.58%		—		—		—
Class C(3)	13.57%	26.99%	—		—		22.56%		—		—
Class I	15.88%	—	—		—		—		25.84%		—
Class O	—	—	—		—		—		—		15.68%

Excluding Sales Charge:
Class A	15.44%	27.90%	24.31%		—		—		—		—
Class B	14.59%	26.95%	—		22.65%		—		—		—
Class C	14.57%	26.99%	—		—		22.56%		—		—
Class I	15.88%	—	—		—		—		25.84%		—
Class O	—	—	—		—		—		—		15.68%
S&P/Citigroup World Property Index (4)	13.93%	27.74%	23.59	%(5)	23.89	% (6)	27.85	% (7)	24.71	% (8)	13.93	%(9)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index, which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5)Since inception performance for index is shown from November 1, 2001.

(6)Since inception performance for index is shown from March 1, 2002.

(7)Since inception performance for index is shown from January 1, 2002.

(8)Since inception performance for index is shown from June 1, 2005.

(9)Since inception performance for index is shown from November 1, 2006.

ING GLOBAL VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, Portfolio Manager, of Tradewinds Global Investors, LLC(1) — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 30.76% compared to the Morgan Stanley Capital International All Country World IndexSM(2) (“MSCI ACWI IndexSM”) and the Morgan Stanley Capital International World IndexSM(3) (“MSCI World IndexSM”), which returned 24.19% and 20.39%, respectively, for the same period.

Portfolio Specifics: The materials sector, the Fund’s largest sector weighting, was the best performing sector during the period. Among the top contributors to performance for the quarter were gold mining companies Barrick Gold Corporation and Lihir Gold Limited. During the period, the price of gold reached its highest level in 27 years and many of the gold producers benefited as a result. Barrick Gold Corporation is the second largest North American gold producer, the largest gold company in the world by capitalization, and was the Fund’s largest holding in this sector. The Mosaic Company, a producer of phosphate and potash crop nutrients, was another top contributor to performance. The company has benefited from strong domestic and foreign fertilizer industry demand and higher product prices. Industrial sector holding AGCO Corporation, the Fund’s best individual contributor to performance, manufactures and distributes agricultural equipment and related replacement parts. The company has benefited from a global boom in the agricultural industry.

The financial sector was the Fund’s largest detractor from performance during the period, primarily due to continued weakness in the Japanese consumer finance holding Takefuji Corp. The company has experienced significant stock

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

price declines due to investor concerns over regulatory changes and legal challenges. We continue to carefully monitor the potential risk/reward profile of the company. The Fund’s information technology holdings also hindered performance. In particular, Korean-based Samsung SDI Co., Ltd. GDR, one of the world’s largest cathode ray tube and plasma display panel manufacturers, suffered during the period due to increased competition and price deterioration of its products. We continue to believe, however, that the company is a quality franchise, with a strong balance sheet and dominant market share. While the materials sector as a whole performed well, not all of the sector’s holdings had positive results. Bowater Incorporated, a producer of coated and specialty papers and newsprint, was among the largest detractors from performance. The paper industry as a whole is suffering from poor supply/demand fundamentals. Canadian-based gold mining company Gabriel Resources’ share price declined significantly in mid-September after the Romanian government temporarily suspended its environmental impact and construction approval process of the company’s 80-percent owned Rosia Montana gold project in Romania.

While the Fund’s investments represented numerous countries from around the world, U.S. investments contributed the most to performance while the Fund’s Japanese holdings detracted the most from performance. The Fund remains heavily overweighted in materials and heavily underweighted in financial sector stocks.

Current Strategy and Outlook: We believe that concerns caused by the U.S. sub-prime mortgage meltdown and softening housing conditions will continue to work themselves out, and as such, markets will continue to be volatile. Excess money from Federal Reserve and European Central Bank credit injections should find their way into investments with a scarcity of supply, such as oil, commodities and gold. As such, we continue to believe that the long-term supply and demand fundamentals for gold companies are compelling. While gold prices reached a 27 year high in September, in real terms, the price of gold as of October 31, 2007, was still less than 50 percent of its 1980 high. We also continue to believe the Fund is well positioned worldwide in other strong business franchises — such as food, agriculture, and basic materials companies — that have the potential to appreciate over the long-term.

Top Ten Holdings*

as of October 31, 2007
(as a percent of net assets)

Nippon Telegraph & Telephone Corp. ADR	4.3%

Royal Dutch Shell PLC ADR	4.2%

Newmont Mining Corp.	4.2%

Barrick Gold Corp.	4.1%

Anglogold Ashanti Ltd. ADR	3.7%

Centrais Eletricas Brasileiras SA ADR	3.4%

Korea Electric Power Corp. ADR	3.2%

Lihir Gold Ltd.	3.1%

Union Pacific Corp.	3.0%

Chevron Corp.	2.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

(1) Effective February 28, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC.

(2) The MSCI ACWI IndexSM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI ACWI IndexSM more closely tracks the types of securities in which the Fund invests than the MSCI World IndexSM.

(3) The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

					Since Inception
					of Class I
	1 Year	5 Year		10 Year	September 6, 2006

Including Sales Charge:
Class A(1)	23.21%	16.88%		8.63%	—
Class B(2)	24.91%	17.29%		8.57%	—
Class C(3)	28.86%	17.51%		8.56%	—
Class I	31.48%	—		—	29.02%
Class Q	31.13%	18.59%		9.58%	—

Excluding Sales Charge:
Class A	30.76%	18.26%		9.27%	—
Class B	29.91%	17.50%		8.57%	—
Class C	29.86%	17.51%		8.56%	—
Class I	31.48%	—		—	29.02%
Class Q	31.13%	18.59%		9.58%	—
MSCI ACWI IndexSM(4)	24.19%	19.67	% (6)	8.84%	25.50	%(7)
MSCI World IndexSM(5)	20.39%	18.31%		7.90%	22.15	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI ACWI IndexSM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI ACWI IndexSM more closely tracks the types of securities in which the Fund invests than the MSCI World IndexSM.

(5)The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(6)Net return for index is shown from November 1, 2002.

(7)Since inception performance for the indices is shown from September 1, 2006.

Prior to April 24, 2006, the Fund was advised by a different sub-adviser.

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
PORTFOLIO MANAGERS’ REPORT

ING Disciplined International SmallCap Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Omar Aguilar, Ph.D., Portfolio Manager and Vincent Costa, CFA, Portfolio Manager, both of ING Investment Management Co. — the Sub-Adviser.

Performance: Since the Fund’s inception on December 20, 2006 through October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.90%, compared to the Standard and Poor’s Citigroup Extended Market Index World ex-US(1) (“S&P/ Citigroup EMI World ex-US”), which returned 18.71% for the period from January 1, 2007 through October 31, 2007.

Portfolio Specifics: Our research builds structured portfolios of stocks with fundamental characteristics that, in our opinion, will translate into a performance advantage over the benchmark. Our analysis seeks to position the Fund to capitalize on high-quality companies with growing earnings as well as attractive valuations and business momentum.

Sector allocation added value during the period, particularly an underweight position in consumer discretionary companies. Security selection among the financial, industrial and materials

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

sectors benefited the Fund; these gains were partially offset by security selection in the utilities sector.

Top contributors included overweight positions in Seoul Securities Co., Ltd., a Korean financial service provider, BWIN Interactive Entertainment (sold), an Austrian provider of online gaming and Italian motorcycle manufacturer Ducati, which rose as profits for the first nine months in 2007 soared. In the industrials sector, names such as Korean Air Lines Co., Ltd., Glidemeister (sold) and Danieli also added to returns.

The worst detractors included overweight positions in Jessops (sold), a UK retail photographic products and services company, which slid as its chairman resigned and the company announced the closing of about 80 stores; and British property fund manager Capital and Regional PLC, which suffered due to negative market sentiment.

Current Strategy and Outlook: The Fund is currently overweight in the financials, consumer staples and materials and underweight in the utilities sector.

Top Ten Holdings

as of October 31, 2007
(as a percent of net assets)

iShares MSCI EAFE Index Fund	1.0%

Accor SA	0.7%

Holcim Ltd.	0.7%

Union Fenosa SA	0.6%

Swiss Life Holding	0.5%

Compagnie Generale de Geophysique SA	0.5%

Persimmon PLC	0.5%

Swatch Group AG – BR	0.5%

Lagardere SCA	0.5%

Fresenius Medical Care AG & Co. KGaA	0.5%

Portfolio holdings are subject to change daily.

(1) The S&P/ Citigroup EMI World ex-US. is an unmanaged extended market index of the world market excluding U.S.; extended meaning small capitalization stock universe on bottom 20% of available capital of each country.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended October 31, 2007

	Since Inception
	of Classes A, B, C and I
	December 20, 2006

Including Sales Charge:
Class A(1)	13.95%
Class B(2)	15.20%
Class C(3)	19.20%
Class I	21.30%

Excluding Sales Charge:
Class A	20.90%
Class B	20.20%
Class C	20.20%
Class I	21.30%
S&P/Citigroup EMI World ex-US(4)	18.71	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Disciplined International SmallCap Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The S&P/Citigroup EMI World ex-US is an unmanaged extended market index of the world market excluding U.S.; extended meaning small capitalization stock universe or bottom 20% of available capital of each country.

(5)Since inception performance for the index is shown from January 1, 2007.

ING EMERGING COUNTRIES FUND
PORTFOLIOS MANAGERS’ REPORT

ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Emerging Markets Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Alphonse Chan, CFA, Portfolio Manager, Christopher Garrett, CFA, Institutional Portfolio Manager, Douglas Edman, CFA, Director — Investments, Gerardo Zamorano, CFA, Senior Analyst, Greg Rippel, CFA, Senior Analyst, and Steven Leonard, CFA, Senior Analyst are the six voting members of Brandes’ Emerging Markets Investment Committee.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 41.93% compared to the Morgan Stanley Capital International Emerging Markets IndexSM(1) (“MSCI EM IndexSM”), which returned 67.84% for the same period.

Portfolio Specifics: For the year ended October 31, 2007, the Fund benefited most in absolute terms from advancing share prices for holdings in the diversified telecommunication services, chemicals, and wireless telecommunication services industries. Key contributors from these industries included Brasil Telecom Participacoes SA ADR (Brazil — diversified telecommunication services), LG Chemical Ltd. (South Korea — chemicals), and Vivo Participações SA ADR (Brazil — wireless telecommunication services). The Fund’s positions in the electric utilities and automobiles industries, such as Manila Electric (Philippines — electric utilities), Eletrobras (Brazil — electric utilities), and Brilliance China Auto Holdings (China — automobiles), also generally delivered favorable results. Gains for select holdings outside of these industries, such as AFP Provida (Chile — capital markets) and First Pacific (Hong Kong — diversified financial services), also contributed to positive performance. Declines for Taro Pharmaceutical Industries (Israel — pharmaceuticals) and Daeduck Electronics Co., Ltd. (South Korea — electronic equipment & instruments) proved to be the largest detractors to Fund performance during the period.

Among countries, securities based in Brazil, South Korea, and China tended to deliver the greatest gains during the period. Top performers from these regions included Cia Saneamento Basico do Estado de Sao Paulo (Brazil — water utilities), LG Electronics (South Korea — household durables), and Weiqiao Textile Co. (China — textiles, apparels, & luxury goods). Positions based in Taiwan, Israel, and

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Hong Kong also tended to register gains, while South African-based JD Group Ltd. (South Africa — specialty retail) tended to be the largest detractor from a country perspective.

On a relative basis, the Fund underperformed the MSCI Emerging Markets Index. A combination of the Fund’s overweight to holdings in the wireless telecommunication services and diversified telecommunication services industries, as well as poor stock selection within these industries, drove relative results. Stock selection in the industrials and financial sectors also had a negative effect on relative performance, while an underweight to positions in the metals & mining industry and a lack of exposure to securities in the oil, gas, & consumable fuels industry also proved unfavorable.

As a reminder, the Fund’s industry exposure is a residual of our value-driven investment process, which focuses on company-by-company analysis seeking to identify undervalued securities. It should not be surprising that, as dedicated value managers following a disciplined strategy, we are not currently finding value in many companies in these commodity-based industries. During this period we held one security in the metals & mining industry, Posco (South Korea), which returned more than 28% for the period.

Our philosophy remains the same, both during periods of relative outperformance and underperformance. We believe the best opportunities for capital appreciation come from finding securities trading at discounts to our estimate of their true values. Conversely, we firmly believe focusing on short-term relative performance can distract investors from focusing on a disciplined investment strategy.

During the period, our company-specific analysis dictated a number of changes to the Fund composition. We sold positions such as LG Chemical Ltd. (South Korea — chemicals), Manila Electric (Philippines — electric utilities), and Brilliance China Auto Holdings (China — automobiles) as share price appreciation pushed their market prices toward our estimates of their fair values. We also purchased a number of new positions, including Sinopec Yizheng Chemical Fibre (China — chemicals), Koor Industries (Israel — industrials), and Bangkok Bank PCL (Thailand — commercial banking), at prices we consider attractive.

Current Strategy and Outlook: During the reporting period, the Fund’s country and industry exposures shifted slightly due to stock-specific buying and selling as well as changes in the prices of holdings. For example, new purchases increased exposure to the food products and specialty retail industries, while the sale of Kumho Industrial (South Korea — auto components) and a pareback of Kumho Tire Co., Inc. (South Korea — auto components) reduced the Fund’s exposure to the auto components industry. Among countries, the Fund’s exposure to Thailand and Brazil increased as a result of new purchases and share price appreciation, while sales of select issues in Taiwan reduced exposure there. (Keep in mind that the Fund’s weightings for industries and countries are not the product of “top-down” forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world.)

Top Ten Holdings*

as of October 31, 2007
(as a percent of net assets)

SK Telecom Co., Ltd. ADR	3.6%

Weiqiao Textile Co.	3.6%

Braskem SA	3.4%

Banco Latinoamericano de Exportaciones SA	2.9%

China Motor Corp.	2.8%

First Pacific Co.	2.8%

Samsung Electronics Co., Ltd.	2.8%

KT Corp.	2.8%

Jd Group Ltd.	2.6%

AFP Provida SA ADR	2.6%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Overall, while we offer no predictions regarding the short-term direction of equities in emerging markets, we believe the Fund remains well positioned to deliver favorable long-term results. We believe that all holdings remain undervalued, and we expect them to realize appreciation as the market recognizes their true worth.

(1) The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING EMERGING COUNTRIES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

					Since Inception
					of Class I
	1 Year	5 Year		10 Year	December 21, 2005

Including Sales Charge:
Class A(1)	33.76%	26.34%		9.63%	—
Class B(2)	35.85%	26.81%		9.66%	—
Class C(3)	39.82%	26.94%		9.52%	—
Class I	42.41%	—		—	31.25%
Class Q	42.05%	28.06%		10.53%	—

Excluding Sales Charge:
Class A	41.93%	27.85%		10.28%	—
Class B	40.85%	26.96%		9.66%	—
Class C	40.82%	26.94%		9.52%	—
Class I	42.41%	—		—	31.25%
Class Q	42.05%	28.06%		10.53%	—
MSCI EM IndexSM(4)	67.84%	39.86	% (5)	15.18%	44.99	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

 * Prior to October 31, 2001, the MSCI EM IndexSM did not include the deduction of withholding taxes.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)Net return for index is shown from November 1, 2002.

(6)Since inception performance for index is shown from January 1, 2006.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING FOREIGN FUND
PORTFOLIO MANAGERS’ REPORT

ING Foreign Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, both of Julius Baer Investment Management LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 31.32% compared to the Morgan Stanley Capital International All Country World ex-US Index(1) (“MSCI ACWI ex US Index”) and the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(2) (“MSCI EAFE® Index”) which returned 32.43% and 24.91%, respectively, for the same period.

Portfolio Specifics: During the period, international equities exhibited strong results, particularly within emerging markets, with Asia topping the charts amid continued strong economic growth. Commodity oriented markets were also solid performers as demand for raw materials continued at a robust pace. The notable exception to the strong equity environment was once again Japan, which achieved only low single digit returns for investors.

Amid this environment, we modestly underperformed our new benchmark, the MSCI ACWI ex US Index, which was adopted on March 1, 2007. This benchmark change coincided with our ability to operate within a broadened range for emerging markets of 0-35%. The underperformance relative to this benchmark was the result of several factors. From a geographic perspective, our underweight to Asia, detracted from results as did our underweight to commodity-oriented countries such as Brazil, Canada, Australia and South Africa. However, positively supporting results was our underweighted stance to equities in Japan and the United Kingdom. Our overweight to and stock selection in India contributed to results with the position in the State Bank of India Ltd. warrants particularly strong. Within Central and Eastern Europe we were overweight in Poland, the Czech Republic and Russia which proved beneficial. Specific contributors included Powszechna Kasa Oszczednosci Bank Polski SA and Bank Polska Kasa Opieki

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

(Poland), Komercni Banka AS (Czech Republic) and Norilsk Nickel Mining and Sberbank (Russia), although shares of OJSC Rosneft GDRs (Russia) underperformed relative to the index, negatively impacting results within the energy sector. Also in the region, Bank of Cyprus Public Co., Ltd. had very strong performance.

From a sector perspective, our underweight to materials dragged down results given rising commodities. While our overweight to industrials was positive, stock selection negated this effect due to several underperformers. Melco International Development (Hong Kong), Marfin Investment Group Holdings (Greece) and AG Frankfurt Airport Services Worldwide (Germany) underperformed the index. On a positive note, our decision to underweight UK financials along with strong performance from several emerging market banks led us to outperform within the sector overall. This positioning more than made up for poor performance from several European financials, including Swedbank AB (Sweden), Immoeast Immobilien Anlagen AG (Austria) as well as the position held in KKR Private Equity Investors LP. One bright spot in Continental Europe was consumer-oriented stocks in Switzerland, including Nestle SA and Swatch Group AG.

Current Strategy and Outlook: We are toward the upper end of the range for emerging markets. Central and Eastern Europe including Russia remain an important component of the strategy. In our opinion, economic growth within the region has been driven more by domestic demand forces rather than U.S. consumption growth, providing diversification benefits. Select opportunities in Asia are also represented. In particular, we believe India, offers an industry mix more focused on services along with better corporate governance than in China. We believe South Korea and Taiwan have become more like developed markets, although they continue to be classified as emerging. We have uncovered opportunities across several sectors which are represented in the strategy. In our opinion, commodity oriented markets such as Brazil, South Africa, Canada and Australia continue to be driven by strong demand and we have increased our exposure.

We remain heavily underweight Japanese equities. In our opinion, lack of reforms, poor corporate governance and extended valuations leave little incentive to increase exposure there. The UK is also underrepresented, given our avoidance of UK banks.

Top Ten Holdings*
as of October 31, 2007
(as a percent of net assets)

OTP Bank Nyrt	2.8%

Komercni Banka AS	2.1%

iShares MSCI Canada Index Fund	2.0%

Hang Seng Investment Index Funds Series-H-Share Index ETF	1.6%

OAO Gazprom ADR	1.6%

Nestle SA	1.5%

OMV AG	1.4%

State Bank of India Ltd.	1.2%

BP PLC	1.2%

Total SA	1.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Within Continental Europe, we continue to find transportation infrastructure such as airports to be compelling businesses with attractive franchises (restaurants, duty free shops, etc.). Construction and cement companies are also well positioned. Luxury goods and spirits companies benefit from demand from emerging markets.

(1) The MSCI ACWI ex US IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. The MSCI ACWI ex US Index more closely tracks the types of securities in which the Fund invests than the MSCI EAFE® Index.

(2) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING FOREIGN FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

		Since Inception	Since Inception		Since Inception		Since Inception		Since Inception
		of Class A	of Class B		of Class C		of Class I		of Class Q
	1 Year	July 1, 2003	July 8, 2003		July 7, 2003		September 8, 2003		July 10, 2003

Including Sales Charge:
Class A(1)	23.78%	22.23%	—		—		—		—
Class B(2)	25.35%	—	22.07%		—		—		—
Class C(3)	29.30%	—	—		22.37%		—		—
Class I	31.76%	—	—		—		23.75%		—
Class Q	31.45%	—	—		—		—		23.72%

Excluding Sales Charge:
Class A	31.32%	23.91%	—		—		—		—
Class B	30.35%	—	22.30%		—		—		—
Class C	30.30%	—	—		22.37%		—		—
Class I	31.76%	—	—		—		23.75%		—
Class Q	31.45%	—	—		—		—		23.72%
MSCI ACWI ex US (4)	32.43%	26.98%	26.98	%(6)	26.98	%(6)	26.51	%(7)	26.98	%(6)
MSCI EAFE® IndexSM(5)	24.91%	24.31%	24.31	%(6)	24.31	%(6)	23.97	%(7)	24.31	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI ACWI ex USSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. The MSCI ACWI ex US Index more closely tracks the types of securities in which the fund invests than the MSCI EAFE® Index.

(5)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(6)Since inception performance for indices is shown from July 1, 2003.

(7)Since inception performance for indices is shown from September 1, 2003.

ING GREATER CHINA FUND
PORTFOLIO MANAGERS’ REPORT

ING Greater China Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Nick Toovey, CFA, Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA, Portfolio Managers of ING Investment Management Asia/ Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 96.41%, compared to Morgan Stanley Capital International (“MSCI”) All Countries Golden Dragon Index(1) which returned 84.11% for the same period. The MSCI All Countries Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.

Portfolio Specifics: In China, news about the Qualified Domestic Institutional Investor (“QDII”) scheme continued to excite the market; expected investment flows from domestic Chinese investors into Hong Kong listed Chinese stocks helped push the benchmark index to new highs. H shares and red-chip stocks listed in Hong Kong went up due to their cheaper valuations compared to their A share counterparts in the local Chinese market. China recently has experienced heightened inflation risk from fast-rising food prices; however, the central bank has moved preemptively to increase interest rates and bank reserves requirement.

Hong Kong has been performing roughly in line with the regional index thanks to its property sector, which performed well on expectations of declining U.S. interest rates. Taiwan was lackluster compared with the rest of the region as investors worried about Taiwanese banks’ exposure to U.S. sub-prime collateralized debt obligations. Concerns over the U.S. economy also hurt sentiment in the technology sector, which is export driven.

An overweight position in Chinese real estate developers via China Overseas Land and Investment Ltd. and Guangzhou R&F Properties Co., Ltd. was the biggest contributor to performance. Overweights in selected H shares, which traded at a

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

significant discount to their A share counterparts, helped performance as the shares narrowed the discount. Examples include China Shipping Development Co., Ltd., Dongfang Electrical Machinery Co., Ltd. and Jianxi Copper Properties Co., Ltd. Stock selection in the Hong Kong financial sector also helped performance.

In Taiwan, underweights in financials and information technology (“IT”) hardware, two of the largest sectors, contributed significantly. An overweight in the Taiwan petrochemicals sector via Nan Ya Plastics Corp. also added value as the sector benefited from growing Chinese demand. Finally, our holdings in Shanghai Pudong Development Bank and China Merchants Bank Co., Ltd, both A shares, contributed to performance. These positions have been closed and the Fund does not have any direct A share exposure currently.

Underweights in selected energy stocks in China, particularly CNOOC Ltd., detracted value as energy and commodity prices strengthened. Also, underweights in certain financial stocks, most notably Ping An Insurance and ICBC, detracted from results as those stocks outperformed due to liquidity inflows in anticipation of the QDII system. That underperformance was mitigated, however, by positions in Petrochina Co., Ltd, China Life Insurance Co., Ltd. and China Construction Bank.

Current Outlook and Strategy: Chinese stocks listed in Hong Kong are likely to see further re-rating as a result of potential investment flows from Chinese investors. China announced another set of strong macroeconomic figures in August and the renminbi continues to strengthen gradually. International investors are concerned about the rising A share market and the possibility of a major correction. The U.S. sub-prime mortgage crisis has also dented sentiment. China, being an emerging market, will not be immune to a general deterioration of investor sentiment or increased risk aversion. Nevertheless, we are maintaining a positive bias towards the Chinese market, as we believe China’s macroeconomic outlook is still solid. Corporate earnings growth is faster than previously expected and core inflation is still under control.

In Hong Kong, property prices are rising and domestic consumption is strong. Further U.S. interest rate cuts might boost local market sentiment. In Taiwan, the continuous struggle between President Chen and the opposition parties is dampening market sentiment. We believe Taiwan’s long-term outlook remains positive if the political deadlock can be resolved. Sectors such as basic materials and petrochemicals are likely to perform better thanks to rising demand from China. In general, Taiwan is still heavily exposed to the IT sector. The market outlook is still not favorable and we are staying underweight.

Top Ten Holdings

as of October 31, 2007
(as a percent of net assets)

China Mobile Ltd.	9.0%

PetroChina Co., Ltd.	5.6%

China Overseas Land & Investment Ltd.	4.7%

China Life Insurance Co., Ltd.	4.3%

MediaTek, Inc.	3.8%

BOC Hong Kong Holdings Ltd.	3.5%

Nan Ya Plastics Corp.	3.4%

Cheung Kong Holdings Ltd.	3.4%

HON HAI Precision Industry Co., Ltd.	3.1%

Hong Kong Exchanges and Clearing Ltd.	2.8%

Portfolio holdings are subject to change daily.

(1) The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GREATER CHINA FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I
	1 Year	December 21, 2005		January 6, 2006		January 11, 2006		May 8, 2006

Including Sales Charge:
Class A(1)	85.15%	56.92%		—		—		—
Class B(2)	89.92%	—		56.04%		—		—
Class C(3)	93.75%	—		—		57.53%		—
Class I	96.81%	—		—		—		55.07%

Excluding Sales Charge:
Class A	96.41%	61.99%		—		—		—
Class B	94.92%	—		57.56%		—		—
Class C	94.75%	—		—		57.53%		—
Class I	96.81%	—		—		—		55.07%
MSCI All Countries Golden Dragon Index(4)	84.11%	53.33	%(5)	53.33	%(5)	53.33	%(5)	52.29	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Greater China Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan.

(5)Since inception performance for the index is shown from January 1, 2006.

(6)Since inception performance for the index is shown from May 1, 2006.

ING INDEX PLUS INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGERS’ REPORT

ING Index Plus International Equity Fund (the “Fund”) seeks to outperform the total return performance of the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Carl Ghielen, Portfolio Manager and Martin Jansen, Portfolio Manager, both of ING Investment Management Advisors B.V. — the Sub Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.98% compared to the MSCI EAFE® Index, which returned 24.91% for the same period.

Portfolio Specifics: By design, the Fund maintains approximate benchmark weights of the countries/regions, economic sectors and industries constituting the MSCI EAFE® Index and is expected to track the benchmark relatively closely. The Fund seeks to add value to the MSCI EAFE® benchmark through bottom-up security selection on the basis of customized sector models.

Stock-specific risk is substantially controlled by the large number of securities in the portfolio (between 300 and 400). As a first step, we include the best ranked 200 stocks across countries, sectors and industries. To ensure that the Fund maintains appropriate index weights and an index-like profile, we add an additional 100–200 of the next most attractive securities. The Fund is rebalanced monthly.

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

For the fiscal year, the Fund’s underperformance versus the benchmark was attributable mostly to security selection. The Fund performed strongly through June. After that, our models, especially in the financial sector, were wrongly positioned against a backdrop of rising volatility as the U.S.-induced sub-prime mortgage crisis escalated.

The predictive power of the individual factors included in each of the international sector models for a particular reporting period substantially determines the stock selection result in each sector and country/region. The model proved effective at selecting stocks in Continental Europe and Asia-Pacific ex-Japan, but lost value in Japan and the United Kingdom. For this reporting period, our positioning in the financials had the largest negative impact, due largely to an adverse ranking outcome of earnings/price factors used in the sector model. On the positive side, the EBITDA/price factor in the materials sector model proved especially powerful.

Japanese financial stocks Sumitomo Mitsui Financial Group, Inc. and Mizuho Financial Group, Inc. were notable detractors at the security level. The strong selection result in materials was largely attributable to our holdings of steel producers ThyssenKrupp AG and ArcelorMittal and Australian mining conglomerate, BHP Billiton PLC.

Current Strategy and Outlook: Stock selection flows from the sector/industry ranking models. The Fund’s portfolio construction and risk control disciplines seek to limit the Fund’s characteristics within an acceptable band around the benchmark. Our most attractively ranked stocks may have overweights of up to 0.75%, while the maximum allowable underweight is 0.50%. Within this context, the Fund currently

Top Ten Holdings
as of October 31, 2007
(as a percent of net assets)

Telefonica SA	2.0%

Nokia OYJ	2.0%

Volkswagen AG	1.6%

Royal Dutch Shell PLC – Class A	1.6%

BHP Billiton PLC	1.6%

iShares MSCI EAFE Index Fund	1.4%

UniCredito Italiano S.p.A.	1.4%

Suez SA	1.4%

Credit Suisse Group	1.4%

Deutsche Bank AG	1.3%

Portfolio holdings are subject to change daily.

has a modest tilt towards lower valuation and smaller capitalization stocks and has a resultant modest focus on stocks linked primarily to local economies. The current portfolio of stocks generated an historic earnings growth similar to the index, and carries a dividend yield approximating that of the index.

(1)  The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INDEX PLUS INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

		Since Inception		Since Inception
		of Classes A and I		of Classes B and C
	1 Year	December 21, 2005		January 12, 2006

Including Sales Charge:
Class A(1)	15.93%	17.69%		—
Class B(2)	17.85%	—		17.16%
Class C(3)	21.81%	—		18.97%
Class I	24.14%	22.22%		—

Excluding Sales Charge:
Class A	22.98%	21.49%		—
Class B	22.85%	—		19.10%
Class C	22.81%	—		18.97%
Class I	24.14%	22.22%		—
MSCI EAFE® Index(4)	24.91%	24.10	%(5)	24.10	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus International Equity Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)Since inception performance for the index is shown from January 1, 2006.

ING INTERNATIONAL CAPITAL APPRECIATION FUND
PORTFOLIO MANAGERS’ REPORT

ING International Capital Appreciation Fund (the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan of Hansberger Global Investors, Inc. (“HGI”) — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 33.89% compared to the Morgan Stanley Capital International All Country World ex US Index(1) (“MSCI ACWI ex US IndexSM” or the “Index”), which returned 32.43% for the same period.

Portfolio Specifics: The Fund outperformed the Index during the reporting period, as growth style investing started to outperform value style investing during 2007. The majority of the outperformance came from good stock selection across several sectors and regions.

From a sector perspective, the largest contribution to positive return came from stock selection within the industrials sector. Vestas Wind Systems A/ S (“Vestas”), a global leader in wind turbine and blade technology, was the best performing stock in the Fund over the past year, as well as the largest contributor to return. Vestas is benefiting from a political and economic environment which is very favorable to renewable forms of energy. Also within the industrials sector, NGK Insulators Ltd. posted very strong gains due to a significant upgrade in the firm’s earning power from their diesel particulate filters and NAS battery technology which is used in the wind power industry.

On the back of rising oil prices, energy stocks performed well over the past year and the Fund’s security selection within the sector added

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

significantly to the outperformance. Saipem S.p.A., which specializes in offshore oil rigs, benefited from increased opportunities in the offshore energy business, as well as from synergies that resulted from their most recent acquisition.

Information technology was the largest detractor from a sector perspective. Foxconn Technology Co., Ltd. (“Foxconn”) detracted from performance due to declining demand in Motorola handsets, which resulted in slowing order flow for Foxconn. Samsung Electronics GDR also added to the underperformance, as a supply glut of dynamic random access memory (“DRAM”) impacted the firm’s profitability.

From a regional perspective, Europe was the largest contributor to positive returns due primarily to strong security selection. Millicom International Cellular SA and Telefonica SA contributed to the strong performance in Europe, as telecommunications services stocks outperformed the broad market.

The largest detractor from a regional perspective was the emerging markets region as the Fund’s focus on high quality large-cap stocks in the region did not reward investors as much as the smaller-cap, high beta stocks.

Current Strategy and Outlook: As the U.S. sub-prime issue caused fear of contagion into international capital markets and investors fled to perceived safe havens, corporate spreads widened. Consequently, central banks around the world injected liquidity into the financial system to alleviate a potential credit crisis. We believe we are well positioned to weather any further shocks to the global credit markets, and continue to feel the environment remains constructive for global growth and international equity market returns.

We continue to actively pursue a disciplined, consistent approach that seeks to select stocks from quality companies with strong secular growth profiles and compelling competitive advantages.

We believe that the current market environment is conducive to a rotation into traditional growth style investing. Indeed, our focus on high quality growth companies provided satisfactory returns in a period that at times exhibited extreme volatility.

Top Ten Holdings

as of October 31, 2007
(as a percent of net assets)

Esprit Holdings Ltd.	2.3%

Millicom International Cellular SA	2.2%

Cia Vale do Rio Doce ADR	2.1%

Vestas Wind Systems A/S	2.1%

ABB Ltd.	2.0%

Manulife Financial Corp.	1.9%

Saipem S.p.A.	1.9%

Prudential PLC	1.9%

Iliad SA	1.9%

Telefonica SA	1.8%

Portfolio holdings are subject to change daily.

(1) The MSCI ACWI ex US IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL CAPITAL APPRECIATION FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

		Since Inception		Since Inception		Since Inception
		of Classes A and I		of Class B		of Class C
	1 Year	December 21, 2005		January 9, 2006		January 24, 2006

Including Sales Charge:
Class A(1)	26.24%	21.53%		—		—
Class B(2)	27.67%	—		20.57%		—
Class C(3)	31.45%	—		—		24.00%
Class I	34.14%	25.82%		—		—

Excluding Sales Charge:
Class A	33.89%	25.46%		—		—
Class B	32.67%	—		22.46%		—
Class C	32.45%	—		—		24.00%
Class I	34.14%	25.82%		—		—
MSCI ACWI ex US IndexSM(4)	32.43%	27.90	%(5)	27.90	%(5)	23.53	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Capital Appreciation Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI ACWI ex US IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)Since inception performance for the index is shown from January 1, 2006.

(6)Since inception performance for the index is shown from February 1, 2006.

ING INTERNATIONAL EQUITY DIVIDEND FUND
PORTFOLIO MANAGERS’ REPORT

ING International Equity Dividend Fund (the ”Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/ High Dividend and Moudy El Kohdr, Senior Investment Manager Equities, both of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: Since inception on June 28, 2007, through October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.70% compared to the Morgan Stanley Capital International World ex US IndexSM(1) (“MSCI World ex US IndexSM“) which returned 7.18% for the same period.

Portfolio Specifics: Overweights in energy and telecommunications benefited the Fund. The Fund’s positioning in ex-U.S. financials helped, as we avoided direct exposure to the sub-prime crisis. Our two strongest financial contributors were ABN AMRO (sold), which benefited from the bidding war between the Royal Bank of Scotland Group PLC led consortium and Barclays, and DNB NOR ASA (1.5%), which rose as the energy sector flourished. (The bank does a significant amount of business with oil companies). Also, the Norwegian economy was stellar.

In energy, our two best performers were PetroChina Co., Ltd. (sold) and Petroleo Brasileiro SA ADR (1.2%), up 71% and 59%, respectively. PetroChina Co., Ltd. and Petrol Brasileiros SA ADR rose as both started with a low reserve replacement ratio and this increased substantially

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

along with earnings. PetroChina Co., Ltd. rose strongly in September 2007 as the company will be listed on the Shanghai exchange. At present, A-class shares are listed only on the Hong Kong exchange. The potential mass influx of “new investors” pushed the stock north. The stock thus reached our dividend threshold and we sold it in September. Petroleo Brasileiro ADR SA benefited from rising international oil prices and its emerging market status.

Overall, the two best performing stocks were Petrol Brasileiros SA ADR and DNB NOR ASA.

We lost a little performance due to our underweight in materials. The major gainers were the miners and metals, Rio Tinto, BHP Ltd., BHP PLC and Arcelor, which the Fund does not hold. Our gains in Fording Canadian Coal Trust (sold) and Rexam PLC (1.6%) were erased due to our position in UPM-Kymmene OYJ (1.2%). The company issued two successive profit warnings in the second and third quarters, citing the U.S. dollar’s depreciation as a cause of eroding earnings, a shutdown of a Canadian mill and a write down on the value of its magazine paper division.

We are overweight in utilities and despite some good stocks, the benchmark’s basket performed better. We had no stocks that lost performance; our strongest gainers were Scottish & Southern Energy PLC (1.5%), Enel S.p.A. (1.8%) and Terna S.p.A. (1.5%).

The Fund’s two worst performing stocks were Precision Drilling Trust (1.2%) and Tate & Lyle PLC (1.5%). The former performed in line with the market until July when it announced the closure of one-fifth of its rigs and future earnings estimates were downgraded. The latter issued three profit warnings in 2007 as the company struggled with a lower than expected sales of its sweeteners, the weakening U.S. dollar and an oversupply of sugar in the European market. On its third profit warning management lost its credibility and the stock fell 28%.

Top Ten Holdings

as of October 31, 2007
(as a percent of net assets)

Royal Bank of Scotland Group PLC	1.8%

Royal Dutch Shell PLC	1.8%

ENI S.p.A.	1.8%

BP PLC	1.8%

UniCredito Italiano S.p.A.	1.8%

Enel S.p.A.	1.8%

Intesa Sanpaolo S.p.A.	1.8%

AstraZeneca PLC	1.5%

Enerplus Resources Fund	1.5%

GlaxoSmithKline PLC	1.5%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The outlook for the strategy remains positive. In our opinion, investments in defensive names will give the strategy downside protection and lower volatility, which may benefit the Fund going forward. Regardless of the scenario, the Fund will look for sectors or individual stocks to exploit temporary under valuations that often take place.

(1) The MSCI World ex US IndexSM is an unmanaged index that comprises the entire developed world less the United States. The designation of a country as developed arises primarily as a measurement of GDP per capital.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL EQUITY DIVIDEND FUND
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended October 31, 2007

	Since Inception
	of Classes A, B, C and I
	June 28, 2007

Including Sales Charge:
Class A(1)	(0.38)%
Class B(2)	0.50%
Class C(3)	4.50%
Class I	5.80%

Excluding Sales Charge:
Class A	5.70%
Class B	5.50%
Class C	5.50%
Class I	5.80%
MSCI World ex US IndexSM(4)	7.18	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The MSCI World ex US IndexSM is an unmanaged index that comprises the entire developed world less the United States. The designation of a country as developed arises primarily as a measurement of GDP per capita.

(5)Since inception performance for the index is shown from July 1, 2007.

ING INTERNATIONAL GROWTH OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

ING International Growth Opportunities Fund(1) (the “Fund”) seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. The Fund is managed by Uri Landesman, Senior Vice President and Head of International Equity, Portfolio Manager of ING Investment Management Co. — Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 30.37% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Growth IndexSM(2) (“MSCI EAFE Growth IndexSM”) and the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(3) (“MSCI EAFE® Index”) which returned 28.52% and 24.91%, respectively for the same period.

Portfolio Specifics: In our opinion, international markets generally proved resilient in the face of profound volatility. Global markets suffered material downturns in February, stemming from a warning by the Chinese government and again in late July as a result of the escalating U.S. sub-prime mortgage deterioration. However, a weak dollar coupled with a third quarter rate cut by the U.S. Federal Reserve helped bolster international returns during 2007.

Security selection bolstered Fund performance. Selection was particularly beneficial in financials and industrials. Our decision to underweight healthcare also added value, though security selection detracted. At the regional level, the Fund’s exposure to non-benchmark emerging markets and North America contributed. An underweight to the relatively weak Japan region added value.

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

The most significant detractor over the period was security selection within information technology, followed by materials and consumer staples. The Fund’s overweight in the depressed financial sector was among the performance detractors. Our underweight of and security selection within Europe detracted from results, as did selection within developed Asia.

Agricultural chemical and seed provider, Monsanto Co., saw shares appreciate with rising demand for corn for ethanol production. Anglo American PLC, a UK-based global mining company, rose in the wake of rising metal and commodity prices. Hong Kong based property developer and investor New World Development Co. benefited from strengthening Asian economies and low interest rates, which helped fuel the Hong Kong property market.

ORIX Corp., a Japanese financial services company, was hurt by lower profits. Japanese internet broker Monex Beans Holdings, Inc. weakened after reporting lower net income (profit) due to consumers shying away from stock trading. Wolseley PLC, a UK based distributor of plumbing and heating supplies, reacted negatively in the wake of slowing sales in the United States, which was directly attributed to the housing recession.

Current Strategy and Outlook: We believe the outlook for international markets has improved since late August as inflationary pressures have abated. Consequently, we are maintaining our overweight exposure to emerging markets. We continue to maintain underweight exposures to the utilities, healthcare and telecommunications sectors. Currently, we are overweight in both information technology and the materials. In our opinion, major risk factors include a potential slowdown of global growth, stemming from tightening credit conditions related to the U.S. led housing recession.

Top Ten Holdings*

as of October 31, 2007
(as a percent of net assets)

Anglo American PLC	4.0%

Diageo PLC	2.9%

Li & Fung Ltd.	2.8%

Reckitt Benckiser PLC	2.8%

ARM Holdings PLC	2.8%

New World Development Ltd.	2.6%

International Power PLC	2.6%

ABB Ltd.	2.4%

Xstrata PLC	2.3%

ORIX Corp.	2.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

(1) Effective February 28, 2007, the Fund changed its name from ING International Fund to ING International Growth Opportunities Fund.

(2) The MSCI EAFE Growth IndexSM is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.

(3) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL GROWTH OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

				Since Inception		Since Inception		Since Inception		Since Inception
				of Class B		of Class C		of Class I		of Class Q
	1 Year	5 Year	10 Year	August 22, 2000		September 15, 2000		January 15, 2002		February 26, 2001

Including Sales Charge:
Class A(1)	22.83%	18.83%	9.68%	—		—		—		—
Class B(2)	24.42%	19.00%	—	5.57%		—		—		—
Class C(3)	28.46%	19.19%	—	—		6.38%		—		—
Class I	31.02%	20.60%	—	—		—		14.43%		—
Class Q	30.55%	20.33%	—	—		—		—		9.17%

Excluding Sales Charge:
Class A	30.37%	20.24%	10.33%	—		—		—		—
Class B	29.42%	19.19%	—	5.57%		—		—		—
Class C	29.46%	19.19%	—	—		6.38%		—		—
Class I	31.02%	20.60%	—	—		—		14.43%		—
Class Q	30.55%	20.33%	—	—		—		—		9.17%
MSCI EAFE Growth IndexSM(4)	28.52%	21.01%	7.03%	4.94	%(6)	4.94	%(6)	14.17	%(7)	9.43	%(8)
MSCI EAFE® Index(5)	24.91%	23.21%	9.26%	7.85	%(6)	7.85	%(6)	15.88	%(7)	11.02	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Growth Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI EAFE Growth IndexSM is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. The MSCI EAFE® Growth Index more closely tracks the types of securities in which the fund invests than the MSCI EAFE® Index.

(5)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(6)Since inception performance for the indices is shown from September 1, 2000.

(7)Since inception performance for the indices is shown from January 1, 2002.

(8)Since inception performance for the indices is shown from March 1, 2001.

Prior to July 26, 2000, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

ING International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 28.49% compared to the Standard & Poor’s/ Citigroup World ex-U.S. Property Index(1) (“S&P/ Citigroup World ex-U.S. Property Index”) which returned 23.68% for the same period.

Portfolio Specifics: By region, Asia-Pacific was the strongest performing region for the period with a 39.0% total return, followed by Europe with a 2.3% return. Performance in the region was broad-based with total returns achieved in each of the major countries within this region: Hong Kong returned 73.7%, Singapore returned 56.0%, Australia returned 42.6% and Japan returned 12.2%. These strong returns were fueled by robust economic growth being generated by emerging economies within the region and those countries which benefit from this growth. The rapid urbanization of China in particular benefited property companies that were able to take advantage of this growth, including Hong Kong-based property developers of residential and commercial space which have expanded into mainland China.

Within Europe, the United Kingdom property stocks were particular laggards, returning -13.3% during the period, versus property stocks in Continental Europe, which returned 6.2% for the same period. The U.K.

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

has been beset by concerns of decelerating job growth, particularly in the financial district of London. Sentiment has turned for the worse as the expectation increases that property yields will increase in the coming year. As valuations become increasingly attractive, portfolio strategy of being underweight the U.K. property stocks may be reconsidered during the coming year.

Relative outperformance versus the benchmark was generated primarily by stock picking in Hong Kong and Japan. Country allocation decisions also added to relative performance as an overweight to the Asia-Pacific region, an underweight to the European region, especially Austria, as well as exposure to Brazilian and Indian securities benefited relative performance. In Hong Kong, overweight positions in mainland residential developers Agile Property Holdings Ltd. and Guangzhou R&F Properties Co., Ltd. contributed to relative returns as each of these positions returned over 100% during the year. In Japan, an overweight position in Tokyo-based office companies also contributed to relative performance, including Mitsui Fudosan Co., Ltd. which is primarily a developer and landlord of office and condominium properties in the five central wards of Tokyo. Office fundamentals in Tokyo continue to improve, with rents increasing and vacancy levels below 2.6%, on average. The Fund maintained an underweight exposure to Austria, which was one of the poorest-performing markets during the past year.

Current Strategy and Outlook: In our opinion, the rationale for an international listed property strategy remains very much intact including diversification via low correlation to broad equities and bonds, attractive valuations and the spread of the REIT structure globally. This remains true even under the possible scenario of slowing global economic growth over the coming year. Investment themes looking out to 2008 include a continuing emphasis on investing in higher growth regions of the world,

Top Ten Holdings

as of October 31, 2007
(as a percent of net assets)

Westfield Group	6.7%

Mitsubishi Estate Co., Ltd.	6.0%

Mitsui Fudosan Co., Ltd.	5.9%

Sun Hung Kai Properties Ltd.	4.9%

Unibail-Rodamco	4.8%

Cheung Kong Holdings Ltd.	3.8%

Sumitomo Realty & Development Co., Ltd.	3.0%

Land Securities Group PLC	2.7%

Macquarie Goodman Group	2.3%

Stockland	2.0%

Portfolio holdings are subject to change daily.

including the Asia-Pacific region, and looking for opportunities in select markets which, are currently under-represented in the listed markets but which show stable to improving property fundamentals. Given the increased volatility in global equity markets, the Fund strategy will be to position itself with an orientation to top quality both by management team, strategy and physical properties. Through an average 2% - 3% dividend yield plus high single digits prospective annual earnings growth, international property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

(1) The S&P/ Citigroup World ex-U.S. Property Index, is an unmanaged market-weighted total return index which consists of many companies from developed markets, excluding the United States, whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

		Since Inception
		of Classes A, B, C and I
	1 Year	February 28, 2006

Including Sales Charge:
Class A(1)	21.09%	23.15%
Class B(2)	22.69%	24.69%
Class C(3)	26.58%	26.64%
Class I	28.80%	27.96%

Excluding Sales Charge:
Class A	28.49%	27.59%
Class B	27.69%	26.75%
Class C	27.58%	26.64%
Class I	28.80%	27.96%
S&P/Citigroup World ex-U.S. Property Index(4)	23.68%	23.70	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P/Citigroup World ex-U.S. Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets, excluding the United States, whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5)Since inception performance of the index is shown from March 1, 2006.

ING INTERNATIONAL SMALLCAP FUND
PORTFOLIO MANAGERS’ REPORT

ING International Small Cap Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management, Inc. (“Acadian”) and Batterymarch Financial Management, Inc. (“Batterymarch”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. John Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer and Matthew J. Cohen, CFA, Senior Vice President, Portfolio Managers of Acadian. Charles F. Lovejoy, CFA, Director and Senior Portfolio Manager and Christopher W. Floyd, CFA, Portfolio Manager of Batterymarch.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 41.67% compared to the S&P/ Citigroup Extended Market Index World Ex. U.S.(1) (“S&P/ Citigroup EMI World ex-US”) and the Morgan Stanley Capital International — Europe, Australasia and Far East Small Cap Index(2) (“MSCI EAFE® SmallCap Index”), which returned 28.37% and 22.72%, respectively, for the same period.

Portfolio Specifics: Acadian — The Fund’s outperformance for the reporting period was as a result of both active stock selection and active country weights. Stock selection was particularly strong in Canada, where a focus on materials stocks such as Lionore Mining International Ltd. and Aur Resources Inc. added considerable value. The Fund also gained significant active return in Korea, from a market overweighting and also from stock selection. Other markets with positive stock selection included Japan, Germany, Singapore, Australia, Hong Kong and Spain. Key holdings adding to the Fund’s return over the year included SGL Carbon AG, Yamato Kogyo Co., Ltd, Singapore Petroleum Co. Ltd., Hanwha Chemical, Michael Page International PLC and Avanzit. At the sector level, materials holdings were the most successful overall. Other sources of return included country weightings such as Australia and Taiwan (overweight) and the U.K. and Ireland (underweight).

Less successful investments for the Fund included stock selection in the Netherlands, Sweden, Switzerland and Austria, along with the underweighting in Canada and overweighting in Japan. Stock selection fared least well among

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

finance and staples stocks. Mitsubishi UFJ Lease and the German company, Deutsche Bourse, were among the finance holdings that detracted value over the period.

Batterymarch — Our investment process emphasizes stock selection, which was the primary source of relative outperformance for the reporting period. Stock selection was particularly strong in continental Europe, with selection adding the most value in the industrials and materials sectors within that region. Greek holding Sidenor Metal, a steel manufacturer buoyed by the possibility of consolidation, and Gildemeister AG, a German tool manufacturer with a record of strong fundamentals and innovation, were the two greatest contributors to relative performance. Stock selection was also strong in the Australia, New Zealand and Canada region.

Our weakest area for stock selection during the period was in the UK industrials sector. IKB Deutsche Industriebank AG (IKB)., a German firm providing equity capital and leasing finance, was the worst performing stock on a relative basis overall, having been bailed out by the central bank due to U.S. sub-prime exposure.

In keeping with our investment process and philosophy which emphasizes bottom up stock selection and risk control, overall region and sector allocations had little impact on relative Fund performance. The cash position did have a negative impact, given the positive return of the benchmark.

Current Strategy and Outlook: Acadian — The Fund remains focused on bottom-up stock selection driven by a range of quantitative factors related to valuation, earnings, financial quality and price movements. Country overweightings resulting from this process are currently focused on several Asia-Pacific markets including Korea, Australia, Singapore and Taiwan. Japan and Hong Kong are also slightly overweighted. European overweightings include Norway, Germany and Denmark. Additional emerging market exposure includes Turkey, Israel and Mexico. The Fund is underweighted in Switzerland, the U.K., France, Spain and Canada. The sector emphasis of the Fund is on materials, services and energy stocks, with healthcare, banking, utility and finance being underweighted.

Batterymarch — Continental Europe remains the most favorably ranked region globally, with our model targeting overweight positions in most sectors except banks and healthcare. In our opinion, risks include a U.S. slowdown, continued appreciation of the euro and ongoing turbulence in money and credit markets.

Top Ten Holdings*

as of October 31, 2007
(as a percent of net assets)

Singapore Petroleum Co., Ltd.	1.5%

Dana Petroleum PLC	1.2%

MTU Aero Engines Holding AG	1.2%

Michael Page International PLC	1.2%

Yamato Kogyo Co., Ltd.	1.1%

Nexity	1.0%

Tandberg ASA	1.0%

Hanwha Chemical Corp.	0.9%

Salzgitter AG	0.9%

Sherritt International Corp.	0.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Within the UK, our models favor materials and industrials, while stocks within the banks sector are less attractive due to higher costs and lower short term revenues for lending banks going forward.

While we believe fundamentals in Japan remain sound, this market is ranked by our model as the least attractive of the major regions due in large part to flow of funds.

(1) The S&P/ Citigroup EMI World ex-US is an unmanaged extended market index of the world market, excluding U.S. extended meaning small capitalization stock universe or bottom 20% of available capital of each country.

(2) The MSCI EAFE® SmallCap Index is an unmanaged, market weighted index that represents the smallcap segments in 21 developed equity markets outside of North America. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL SMALLCAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

					Since Inception
					of Class I
	1 Year	5 Year		10 Year	December 21, 2005

Including Sales Charge:
Class A(1)	33.52%	28.16%		17.37%	—
Class B(2)	35.76%	28.69%		17.34%	—
Class C(3)	39.76%	28.82%		17.32%	—
Class I	42.24%	—		—	31.20%
Class Q	41.87%	29.99%		18.34%	—

Excluding Sales Charge:
Class A	41.67%	29.68%		18.07%	—
Class B	40.76%	28.83%		17.34%	—
Class C	40.76%	28.82%		17.32%	—
Class I	42.24%	—		—	31.20%
Class Q	41.87%	29.99%		18.34%	—
S&P/Citigroup EMI World ex-US(4)	28.37%	30.56%		12.91%	26.39	%(7)
MSCI EAFE® SmallCap Index(5)	22.72%	29.98	% (6)	9.61%	18.59	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charge.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

 *Prior to October 31, 1998, the MSCI EAFE® SmallCap Index did not include the deduction of withholding taxes.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P/Citigroup EMI World ex-US is an unmanaged extended market index of the world market, excluding U.S. extended meaning small capitalization stock universe or bottom 20% of available capital of each country. The S&P/Citigroup EMI World ex-US more closely tracks the types of securities the Fund invests than the MSCI EAFE® SmallCap Index.

(5)The MSCI EAFE® SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segments in 21 developed equity markets outside of North America. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(6)Net return for index is shown from November 1, 2001.

(7)Since inception performance for the indices is shown from January 1, 2006.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL VALUE FUND
PORTFOLIO MANAGERS’ REPORT

ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, Brent Fredberg, Senior Analyst, James Brown, CFA, Director — Investments, Keith Colestock, CFA, Director — Investments comprise Brandes’ Large Cap Investment Committee.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.87% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index” or the “Index”), which returned 24.91% for the same period.

Portfolio Specifics: The Fund’s holdings in the diversified telecommunication services and food & staples retailing industries made positive contributions to returns. Securities such as Telefonica SA (Spain — diversified telecommunication services), France Telecom SA (France — diversified telecommunication services), and Koninklijke Ahold NV (Netherlands — food & staples retailing) were some of the top performers from these industries. Positions in the food products and commercial banking industries also advanced. Simultaneously, negative results registered by securities in the communications equipment and consumer finance industries had an unfavorable influence on performance. Some of the largest detractors from these industries included Alcatel-Lucent (France — communications equipment), Nortel Networks Corp. (Canada — communications equipment), and Aiful Corp. (Japan — consumer finance).

The Fund also benefited from advances for positions such as LG Electronics, Inc. (South Korea — household durables), Nestlé SA (Switzerland — food products), and Akzo Nobel NV (Netherlands — chemicals), while falling share prices for holdings such as Mitsubishi UFJ Financial Group, Inc. (Japan — commercial banking) and AstraZeneca PLC (United Kingdom — pharmaceuticals) weakened Fund performance.

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Among countries, securities based in the Netherlands, the United Kingdom, and Germany generally delivered positive results. Fund holdings domiciled in these countries, such as ABN Amro (Netherlands — commercial banking), Wm Morrison Supermarkets PLC (United Kingdom — food & staples retailing), and DaimlerChrysler (Germany — automobiles) had a favorable influence on performance. Conversely, declines among Japan-based holdings, such as Mizuho Financial Group, Inc. (Japan — commercial banking) and Takefuji Corp. (Japan — consumer finance), weighed on returns.

On a relative basis, the Fund’s stock selection in the communications equipment and diversified telecommunication services industries and underweight exposure to the metals & mining industry detracted from performance relative to the Index. The Fund’s greater exposure to the diversified telecommunication services industry than the index, however, benefited relative performance.

During the period, we sold several holdings to pursue other investment opportunities, such positions included DaimlerChrysler (Germany — automobiles), J Sainsbury (United Kingdom — food & staples retailing), and BT Group (United Kingdom — diversified telecommunication services).

We used the proceeds from these sales to establish new positions in companies such as Natixis (France — commercial banking), Sumitomo Mitsui Financial Group, Inc. (Japan — commercial banking), and Chuo Mitsui Trust Holdings (Japan — commercial banking) at prices that we consider attractive. In addition, we took advantage of compelling opportunities to add to select existing holdings at prices we believe to be below our estimates of these securities’ long-term values.

Current Strategy and Outlook: During the reporting period, the Fund’s country and industry exposures shifted slightly due to stock-specific buying and selling, as well as changes in the prices of holdings. For example, exposure to Japan and the pharmaceuticals industry increased, while exposure to Germany and the automobiles industry declined. In fact, we sold both automobile positions during the period. (Keep in mind that the Fund’s weightings for industries and countries are not the product of “top-down” forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world.)

Overall, while we offer no predictions regarding the short-term direction of international equity markets, we believe the Fund remains well positioned to deliver favorable long-term results. We acknowledge that many of the Fund’s current

Top Ten Holdings*
as of October 31, 2007
(as a percent of net assets)

Deutsche Telekom AG	4.0%

Sanofi-Aventis	3.3%

WM Morrison Supermarkets PLC	3.2%

GlaxoSmithKline PLC	3.0%

AstraZeneca PLC	3.0%

France Telecom SA	2.9%

Mitsubishi UFJ Financial Group, Inc.	2.6%

Carrefour SA	2.4%

Telefonica SA	2.3%

Centrais Eletricas Brasileiras SA ADR	2.2%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

holdings recently have posted significant gains. However, we believe that all holdings remain undervalued, and we expect them to realize appreciation as the market recognizes their true worth.

(1) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

				Since Inception		Since Inception
				of Class I		of Class Q
	1 Year	5 Year	10 Year	June 18, 2001		January 24, 2000

Including Sales Charge:
Class A(1)	12.99%	22.69%	13.34%	—		—
Class B(2)	14.03%	23.11%	13.21%	—		—
Class C(3)	18.10%	23.28%	13.21%	—		—
Class I	20.31%	24.62%	—	14.19%		—
Class Q	20.25%	24.39%	—	—		11.23%

Excluding Sales Charge:
Class A	19.87%	24.14%	14.01%	—		—
Class B	19.03%	23.29%	13.21%	—		—
Class C	19.10%	23.28%	13.21%	—		—
Class I	20.31%	24.62%	—	14.19%		—
Class Q	20.25%	24.39%	—	—		11.23%
MSCI EAFE® Index(4)	24.91%	23.21%	9.26%	13.04	%(5)	7.10	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of the fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(5)Since inception performance for index is shown from July 1, 2001.

(6)Since inception performance for index is shown from February 1, 2000.

ING INTERNATIONAL VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

ING International Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Paul J. Hechmer, Portfolio Manager of Tradewinds Global Investors, LLC(1) — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.48% compared to the Morgan Stanley Capital International — Europe, Australasia, Far East® Index(2) (“MSCI EAFE® Index”), which returned 24.91% for the same period.

Portfolio Specifics: The Fund continued to gain ground versus the benchmark over the last three months; however for the one-year period ending October 31, 2007, the Fund generated strong absolute returns, but it failed to keep pace with the MSCI EAFE® Index.

While the Fund’s overall sector allocations created from bottom-up stock selection, generally aided returns, individual securities led the Fund to lag the broad EAFE market on a relative basis. The largest detractor from a sector perspective was Telecom Services. Both Nippon Telegraph and Telephone Corporation and KT Corp., came under pressure and failed to keep up with the overall benchmark Telecom average. Overall, we still have high conviction in both these companies. While four of the seven companies in the industrials sector posted positive returns, the overall Fund’s industrials exposure failed to keep pace with the Industrials benchmark average. This was primarily led by weakness in Toppan Printing Co., Ltd., which had some deterioration in its printing operations. Overall, we continue to have high conviction in the stock as it continues to be one of the leading players in the domestic publications and commercial printing markets in Japan, in addition to enjoying a dominant position in the LCD color filters and IC photomasks market.

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

From a relative performance perspective, the Fund’s respective holdings in the materials sector generated strong absolute and relative returns, with some of the Fund’s largest performance contributors coming from this area. Rio Tinto PLC, Barrick Gold Corp. and Impala Platinum Holdings Ltd. were among the top contributors. In addition to Barrick Gold Corp., exposure to other gold mining companies such as AngloGold Ashanti Ltd. ADR, Newmont Mining Corp. and Lihir Gold Ltd. also added to returns. The price of gold rallied strongly in the latter part of the year and these companies, which had lagged the overall market for many months, rebounded strongly. The energy sector also performed well from an absolute and relative standpoint. Exposure to strong performing companies including BP PLC and Royal Dutch Shell PLC in the Fund helped boost overall performance.

Healthcare, followed by financials were the two worst performing sectors in the benchmark, and an underweight positioning to these areas of the market was also an additive to relative returns.

Before the significant global market sell off which started in July, the overall market rally was focused on European securities and those companies where there was heightened takeover speculation or merger and acquisitions (“M&A”) activity. The Fund’s general underweight to Europe, and thus its underweighting to the Euro and the Sterling, accounted for about 1% of the relative underperformance, as both currencies continued to appreciate over the one year period; however, good stock selection in UK somewhat offset the negative effect of this underweight. With the increased volatility in the third calendar quarter of 2007, Fund relative performance improved, although the U.S. dollar continued to weaken significantly versus major currencies.

Current Strategy and Outlook: We believe international markets continued their impressive run over the last year, although we saw stock market volatility rear its head towards the latter portion of the period. In our opinion, the majority of investors still appear to believe that current earnings levels and earnings growth will be sustainable over the long term. We are a little more sanguine and believe that markets offer pockets of opportunity, in particular in the materials, telecommunications and the energy sector. We continue to be very underweight in the financials sector even after the recent pull back in this sector. Our focus on providing superior risk adjusted returns over the long term is unchanged.

Top Ten Holdings*

as of October 31, 2007
(as a percent of net assets)

Nippon Telegraph & Telephone Corp. ADR	3.9%

Barrick Gold Corp.	3.9%

Chunghwa Telecom Co., Ltd. ADR	3.6%

Telecom Italia S.p.A. RNC	3.6%

Anglogold Ashanti Ltd. ADR	3.4%

Dai Nippon Printing Co., Ltd.	3.2%

KT Corp. ADR	3.2%

Newmont Mining Corp.	3.1%

BP PLC	3.1%

Alcatel-Lucent	3.0%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

(1) Effective February 28, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC.

(2) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

		Since Inception	Since Inception	Since Inception
		of Classes A and B	of Class C	of Class I
	1 Year	February 1, 2005	February 4, 2005	December 21, 2005

Including Sales Charge:
Class A(1)	15.41%	15.00%	—	—
Class B(2)	16.54%	15.76%	—	—
Class C(3)	20.58%	—	16.67%	—
Class I	23.04%	—	—	19.10%

Excluding Sales Charge:
Class A	22.48%	17.50%	—	—
Class B	21.54%	16.60%	—	—
Class C	21.58%	—	16.67%	—
Class I	23.04%	—	—	19.10%
MSCI EAFE® Index(4)	24.91%	21.76	21.76 (5)	24.10	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(5)Since inception performance for index is shown from February 1, 2005.

(6)Since inception performance for index is shown from February 1, 2006.

ING INTERNATIONAL VALUE OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

ING International Value Opportunities Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Nicolas Simar, Senior Investment Manager Equities and Head of the Value Team and Frederic Degembe, Investment Manager Equities, of ING Investment Management Advisor, B.V. — the Sub-Adviser.

Performance: Since the Fund’s inception on February 28, 2007 through October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.40% compared to the Morgan Stanley Capital International — Europe, Australasia, Far East® Value Index(1) (“MSCI EAFE® Value Index”) and the Morgan Stanley Capital International — Europe, Australasia, Far East® Index(2) (“MSCI EAFE® Index”), which returned 12.20% and to 15.87%, respectively, for the period from March 1, 2007 through October 31, 2007.

Portfolio Specifics: Markets were firm at the beginning of the period (March to June) before getting more volatile for the last quarter. The first part of the year had a bullish tone, with lots of merger and acquisition rumors and operations, decent results, upgrades for full-year guidance and lots of buy-backs supporting share prices. During the summer, however, some problems appeared in the capital markets (the sub-prime crisis, liquidity crunch and CDO valuations). Oil and commodities prices peaked as strong economic conditions in the emerging markets created high demand. In our opinion, this combination of factors led to a level of market volatility not seen for many months.

The Fund benefited from its underweight position in financials, which suffered from the liquidity crisis in the summer. Not only banks but insurers

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

and real estate companies were down over the period. We were underweight in all three segments. Our overweight in the telecom sector benefited the Fund as the sector came back strongly in favor thanks to its strong free cash flow profile and to quarterly upbeat numbers.

The cyclicals rally was very strong and clearly hurt our performance. In materials, for example, we owned companies involved in paper (lots of restructuring happening there and we believe valuation is appealing), which fared poorly; mining stocks, on the other hand, were the market’s darlings. We were underweighted in industrials, which proved to be a wrong bet as high demand from emerging countries filled up their order books.

The Fund benefited from the strong performance of Arcelor Mittal, thanks to its aggressive and well-received industrial strategy. Coca-Cola Hellenic Bottling Co. SA, (the Coke bottler in the Mediterranean region, achieved strong gains as a result of heavy investments paying off. Two of the Fund’s positions — Iberdrola SA and Fortum OYJ — benefited from the frenzy for European utilities. In Japan, the Fund benefited from the good performance of the trading company Itochu Techno-Solutions Corp. Mitsubishi Materials Corp. also was a good performer.

The Fund was hurt by companies that released surprising profit warnings: UK sugar company, Tate & Lyle PLC and Finnish paper company, UPM-Kymmene OYJ. Inflation in materials costs (sugar and wood) hit these two companies. Other weak performers were in Japan, where the financial stocks were particularly weak because of exposure to the U.S. sub-prime crisis. Among the detractors from Fund performance were Resona Holdings, Inc. and Mitsubishi UFJ Financial Group, Inc.

Current Strategy and Outlook: The latest fiscal quarter was highly volatile, bespeaking investors’ nervousness under current capital market conditions. We

Top Ten Holdings
as of October 31, 2007
(as a percent of net assets)

BP PLC	5.1%

Royal Dutch Shell PLC – Class A	4.2%

HSBC Holdings PLC	4.0%

Fortis	2.9%

Vivendi	2.8%

Banco Santander Central Hispano SA	2.7%

Nestle SA	2.6%

E.ON AG	2.5%

Total SA	2.5%

Royal Bank of Scotland Group PLC	2.2%

Portfolio holdings are subject to change daily.

remain cautious short term and believe the current credit crisis is not over. At the same time, we believe consumer spending slows down as employment becomes less favorable. We are sticking to our defensive approach, going for reasonably priced companies that offer a safety net in case the economy slows.

(1) The MSCI EAFE® Value Index is an unmanaged index consisting of that 50% of the MSCI EAFE® with the lowest Price/ Book Value Ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

(2) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended October 31, 2007

	Since Inception
	of Classes A, B, C and I
	February 28, 2007

Including Sales Charge:
Class A(1)	0.28%
Class B(2)	0.90%
Class C(3)	4.60%
Class I	6.70%

Excluding Sales Charge:
Class A	6.40%
Class B	5.90%
Class C	5.60%
Class I	6.70%
MSCI EAFE® Value Index(4)	12.20	%(6)
MSCI EAFE® Index(5)	15.87	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The MSCI EAFE® Value Index is an unmanaged index consisting of that 50% of the MSCI EAFE® with the lowest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

(5)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(6)Since inception performance for the indices is shown from March 1, 2007.

ING RUSSIA FUND
PORTFOLIO MANAGERS’ REPORT

ING Russia Fund (the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Jan-Wim Derks, Portfolio Manager of ING Investment Management Advisors B.V.(1) — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 47.16% compared to the Morgan Stanley Capital International Emerging Markets IndexSM(2) (“MSCI EM IndexSM”) and the Russian Trading System Index(3) (“RTS Index”), which returned 67.84% and 38.71%, respectively, for the same period.

Portfolio Specifics: In our opinion, the absolute return for the Russian equity market over the fiscal year was quite strong. However, given the exceptional performance of oil prices over the period, as well as other emerging equities markets, one would have expected more from Russian stocks. Partly, this was due to uncertainty surrounding the succession of President Putin. Another reason was the large amount of capital being raised, in some large deals as well as a lot of small ones.

Large caps generally underperformed the market as many foreign investors reduced their positions, and energy stocks especially lagged. The Fund benefited by being underweight the energy sector for most of the period. Initially, the underweight was taken because the oil price had been correcting. Even when the oil price started to climb again the situation was not favorable for large cap oil companies, with low production growth and high taxation; we therefore maintained the positioning.

The strongest stocks were mostly found in the materials, consumer and telecom sectors. These sectors benefit from the strength of the domestic economy, which we believe will continue to do well, whether oil prices are at $50 or $100 per barrel. This is the reason why the Fund was overweight these sectors, notably through substantial holdings in mobile operators

Industry Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

MTS and Vimpel-Communications OAO ADR and steel company, Mechel OAO ADR. Another stock that contributed significantly to results was Sberbank RF, which nearly doubled in price over the period.

One of the positions that clearly lagged the Russian market was Efes Breweries International NV GDR. During the first half of the fiscal year, a $300 million rights issue put pressure on the stock. Given the positive outlook for the beer market in Russia and other countries in the region where the company is active, the position was maintained in the Fund. In the second half of the year, the stock performed in line with the index.

Another stock that detracted from the Fund’s performance over the period was agricultural chemicals company, Uralkali. It was the best performing stock in the RTS index, but the Fund did not own it. As valuations are now quite stretched, the Fund will not chase this performance. Instead, the Fund will maintain an overweight position in the materials sector, through what we believe are more attractively valued companies.

The positioning in the healthcare sector hurt the Fund’s relative performance. There are no healthcare stocks included in the RTS index; both of the Fund’s healthcare holdings, Kalina and Pharmstandard, lagged the index. We are keeping the positions for diversification benefits, as healthcare is a defensive sector with very stable growth. Polyus Gold Co. ZAO ADR and oil pipeline company Transneft saw their share price actually fall over the year. The position of the Fund in these names was neutral.

Current Strategy and Outlook: We see the fundamentals for the Russian equity market as strong and improving. We have this view despite oil prices already being at record levels. We see the domestic economy doing well, as long as the oil price does not totally collapse. The reason for the improving outlook is that we expect the March elections to clear the political uncertainty, and the market to start anticipating this ahead of time. We believe the Russian market will look attractive, especially if the global economy slows down. Accordingly, we expect to increase the Fund’s weight in large cap names that have lagged over the previous period.

Top Ten Holdings*

as of October 31, 2007
(as a percent of net assets)

Sberbank RF	12.2%

Lukoil-Spon ADR	10.9%

OAO Gazprom	9.8%

MMC Norilsk Nickel ADR	5.7%

Mechel OAO ADR	4.6%

Mobile Telesystems Finance SA ADR	4.2%

Unified Energy System	4.2%

Vimpel-Communications OAO ADR	3.8%

Surgutneftegaz ADR	3.4%

Wimm-Bill-Dann Foods OJSC ADR	3.4%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

(1) Effective July 1, 2007, Mr. Samuel Oubadia is no longer a portfolio manager to the Fund. Also, effective October 29, 2007, Mr. Bernard Mignon is no longer a portfolio manager to the Fund.

(2) The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(3) The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING RUSSIA FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Years Ended October 31, 2007

	1 Year		5 Year		10 Year

Including Sales Charge:
Class A(1)	38.70%		45.12%		16.38%

Excluding Sales Charge:
Class A	47.16	% (2)	46.85%		17.06%
MSCI EM IndexSM(3)	67.84%		39.86	% (4)	15.18%
RTS Index(5)	38.71%		45.99%		18.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

 *The graph above illustrates the gross returns for the MSCI EM IndexSM for the first five years of the ten year period and net index returns for last five years of the ten year period.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

(3)The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

(4)Net return for index is shown from November 1, 2002.

(5)The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

ING EMERGING MARKETS FIXED INCOME FUND
PORTFOLIO MANAGERS’ REPORT

ING Emerging Markets Fixed Income Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Gorky Urquieta, Senior Investment Manager and Daniel Eustaquio(1), Senior Portfolio Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding shares charges, provided a return of 7.18%, compared to the JPMorgan Emerging Markets Bond Index Global Diversified(2) (“JPMorgan EMB Index Global Diversified”), which returned 7.72% for the same period.

Portfolio Specifics: The JPMorgan EMB Index Global Diversified spread over U.S. Treasury obligations narrowed slightly but there was substantial volatility during the fiscal year. Midway through the first quarter of 2007, emerging market spreads hovered around 1.80%, and then jumped to 2.03% when the Chinese government announced measures to restrict speculative stock investment. There followed several weeks of nervous reaction by investors.

When risk aversion receded, investors again focused on the positive fundamentals of the global economy and emerging market countries. The carry trade returned, whereby investors borrow money in currencies with low interest rates and buy riskier securities.

Sentiment turned abruptly, however, when the U.S. sub-prime mortgage crisis broke. Ever lower mortgage lending standards, combined with the widespread use of low “teaser” rates that began to reset higher, resulted in an acceleration of mortgage delinquency rates and precipitated a credit crisis throughout the financial system.

The freeze-up of the commercial paper market, the prospect of wide-scale lending losses and even the possibility of a recession, persuaded the U.S. Federal Reserve to lower interest rates in September 2007 and again in October 2007. The cuts produced some rallies, but economic uncertainty continues to affect the markets, as evidenced by JPMorgan EMB Index Global Diversified spreads, which as of this writing in early November 2007 are again at 2.45%.

Country Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

For the fiscal year, the Fund’s below-benchmark credit quality detracted capital value. On the other hand, its above-benchmark coupon contributed to return and mostly offset the credit impact. Through the end of May 2007 the Fund accumulated a significant outperformance, most of which was wiped out after the U.S. subprime issue broke in late June 2007.

At that time, prices for Argentine and Venezuelan bonds, two of the Fund’s overweighted countries, dropped swiftly as investors used the riskier emerging market bonds to attempt to hedge their risk in mortgage-backed securities and to meet margin calls resulting from markdowns in those mortgage-backed securities. The Fund’s overweight in Argentina detracted from performance but was offset by instrument selection, as the Argentine bonds the Fund held outperformed the bonds in the benchmark.

Also contributing to results were an off-benchmark bet on Brazilian local-currency bonds, primarily the result of an appreciating exchange rate; an underweight in high quality but low-yielding Malaysia; and an overweight in Turkey expressed partially in local currency bonds.

The detractors were small, but together erased the benefits from the winning positions: an underweight in Ecuador (affected by an apparent turn towards a more creditor-friendly rhetoric from that country’s government), an overweight in Kazakhstan (where a credit crunch is affecting local banks), an overweight in Russia, overweight in Ukraine (hampered by political difficulties) and an overweight in Venezuela.

Current Strategy and Outlook: We maintain a positive outlook for emerging market debt as we believe the fundamental drivers are still strong. In our opinion, the U.S. economy will be able to avert a recession and while the aggregate of the emerging countries’ economies will not grow by as much as in the previous year, they will be able to partially decouple from the effect of the U.S. deceleration or at least avoid a crisis.

Top Ten Holdings

as of October 31, 2007
(as a percent of net assets)

     Russia Government International Bond,

12.750%, due 06/24/28	3.1%

     Republic of Turkey,

7.000%, due 09/26/16	2.7%
     Petroleos de Venezuela SA,

5.375%, due 04/12/27	2.6%
     Argentina Government International Bond,

8.280%, due 12/31/33	2.6%
     Turkey Government International Bond,

7.375%, due 02/05/25	2.6%
     Ukraine Government International Bond,

6.580%, due 11/21/16	2.3%
     Brazilian Government International Bond,

7.125%, due 01/20/37	2.3%
     Venezuela Government International Bond,

7.650%, due 04/21/25	1.8%
     Republic of Colombia,

7.375%, due 01/27/17	1.7%
     Russia Government International Bond,

7.500%, due 03/31/30	1.6%

Portfolio holdings are subject to change daily.

We expect inflows to the asset class as investors reassess their allocations at year-end. Valuations appear rich compared to U.S. corporate high-yield bonds. This perception is tempered, however, by improving credit ratings for emerging market countries.

Some of the spread differential can be explained by the more frequent issuance of U.S. corporate high-yield bonds with call features that keep those spreads high. We have incorporated corporate bond positions into the portfolio that have yields higher than comparable sovereign bonds from the same countries. The Fund is likely to continue to add to these local-currency positions.

(1) Effective May 1, 2007, Rob Drijkoningen was replaced by Daniel Eustaquio as a portfolio manager to the Fund.

(2) The JPMorgan EMB Index Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING EMERGING MARKETS FIXED INCOME FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

		Since Inception		Since Inception		Since Inception	Since Inception
		of Class A		of Class B		of Class C	of Class I
	1 Year	December 21, 2005		January 4, 2006		March 1, 2006	December 20, 2006

Including Sales Charge:
Class A(1)	4.55%	5.46%		—		—	—
Class B(2)	1.40%	—		5.25%		—	—
Class C(3)	5.41%	—		—		5.50%	—
Class I	—	—		—		—	4.25%

Excluding Sales Charge:
Class A	7.18%	8.87%		—		—	—
Class B	6.40%	—		7.33%		—	—
Class C	6.41%	—		—		5.50%	—
Class I	—	—		—		—	4.25%
JPMorgan EMB Index Global Diversified(4)	7.72%	8.55	%(5)	8.55	%(5)	7.27%	5.80	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Markets Fixed Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%. Return calculations with a starting date prior to July 31, 2006 are based on a 5.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The JPMorgan EMB Index Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

(5)Since inception performance for index is shown from January 1, 2006.

(6)Since inception performance for index is shown from January 1, 2007.

ING GLOBAL BOND FUND
PORTFOLIO MANAGERS’ REPORT

ING Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.61% compared to the Lehman Brothers Global Aggregate Index(1) (the “Index”), which returned 8.91% for the same period.

Portfolio Specifics: The past year will be remembered as one of severe financial market turmoil that led to billions of dollars in losses for major Wall Street firms and lack of confidence in the markets. While Europe and the UK continued to expand, the first six months of the period were marked with uncertainty surrounding the outlook for the U.S. economy. Many predicted a soft landing, while others expected a deep recession for the United States and slower growth abroad.

The deciding factor was the U.S. housing market, when it became clear that the housing downturn was nowhere near over. As home price appreciation and affordability slowed, higher mortgage rates and falling home equity led to defaults and foreclosures. The deterioration of the mortgage market spread to the broader markets, and credit became sharply scarcer and more expensive. The U.S. problem quickly turned into a global one, as it impacted German and UK banks that held sub-prime debt. With more losses looming, borrowing costs skyrocketing, the equity markets down and the

Investment Type Allocation

as of October 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

credit markets at a stand-still, the U.S. Federal Reserve (the “Fed”) sought to restore order by lowering the interest rates half a percentage point in September and by another quarter point in October.

The Fund benefited during the first half of the year from less interest rate exposure than the Index, expressed in the U.S. and Japanese markets. As economic and market sentiment turned, Fund positions flipped to overweight interest rate exposure, principally focused in the United States, UK and Europe. Broadly speaking, the Fund was positioned for steeper curves in most of the major markets, leading to further outperformance. As U.S. growth slowed relative to other major economies, the Fund benefited from being underweight the dollar. We held a significant position in the Norwegian krone, which benefited from strong economic growth and soaring oil prices.

Current Strategy and Outlook: In our opinion, the downturn in the housing market has been much more severe and drawn out than anyone originally forecast. We believe this weakness will spill over to the broader economy beginning in the fourth quarter, with the outcome hinging on the consumer. As falling house prices and rising energy prices detract from personal wealth, we expect greater pressure on consumer spending to slow. In our opinion, unemployment is likely to continue rising, as private hiring will be inhibited by depressed profit levels. We believe the effects of these factors on the economy will lead the Fed to cut interest rates further.

With our U.S. outlook in mind, it is hard to envision the global economy expanding unscathed. While the G7 real economies may not be directly linked, the global financial markets certainly are, and these countries will likely follow the path of the U.S. In particular, we think the UK will be the next country under pressure, as the financial industry there makes up about 10% of gross domestic product growth. In the current environment of investor uncertainty, as government yields fall and credit spreads widen, the Fund will remain overweight duration in the G7 economies. Near-term

Top Ten Holdings*
as of October 31, 2007
(as a percent of net assets)

Bundesobligation, 3.500%, due 10/09/09	20.0%
     Japan Government Five Year Bond,

1.500%, due 06/20/12	7.5%

U.S. Treasury Note, 4.500%, due 05/15/10	6.8%

Bundesrepub. Deutschland, 4.250%, due 07/04/17	5.9%

U.S. Treasury Note, 4.000%, due 09/30/09	5.8%
     Japan Government International Bond,

1.700%, due 03/20/17	5.4%

United Kingdom Gilt Bond, 4.750%, due 06/07/10	5.2%

Italy Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	4.1%
     France Government International Bond OAT,

3.250%, due 04/25/16	4.0%
     Federal Home Loan Mortgage Corporation,

5.500%, due 11/15/34	4.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

the U.S. dollar has more room to depreciate; however, as non-U.S. economies begin to weaken, the currency is likely to benefit from investors seeking high-quality assets. We expect eventually to overweight the dollar relative to the benchmark.

(1) The Lehman Brothers Global Aggregate Index provides a broad based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL BOND FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended October 31, 2007

		Since Inception
		of Classes, A, B, C and I
	1 Year	June 30, 2006

Including Sales Charge:
Class A(1)	6.90%	5.67%
Class B(2)	3.74%	5.80%
Class C(3)	7.90%	8.83%
Class I	9.88%	9.88%

Excluding Sales Charge:
Class A	9.61%	9.60%
Class B	8.74%	8.72%
Class C	8.90%	8.83%
Class I	9.88%	9.88%
Lehman Brothers Global Aggregate Index(4)	8.91%	9.12	%(5)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, and the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50% Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

(5)Since inception performance for the index is shown from July 1, 2006.

ING DIVERSIFIED INTERNATIONAL FUND
PORTFOLIO MANAGERS’ REPORT

ING Diversified International Fund (the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“underlying funds”) according to target allocations determined by the Investment Adviser. The Fund is managed by ING Investments, LLC, under the guidance of an investment review committee.(1)

Portfolio Specifics: The Fund’s current approximate target investment allocations (expressed as a percentage of its net assets) among the underlying funds are set out below. As these are strategic allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 29.66% compared to the 32.43% return for the Fund’s benchmark, the Morgan Stanley Capital International All Country World ex USA IndexSM(2) (“MSCI ACWI ex USA IndexSM”) for the same period.

Part of the Fund’s underperformance was due to differences in the makeup of its benchmark, the MSCI ACWI ex USA IndexSM, and the Fund’s Strategic Allocations set out below. Thus, while non-benchmark

Asset Allocation

as of October 31, 2007
(as a percent of net assets)
Underlying Affiliated Funds

ING Emerging Countries Fund – Class I	5.3%

ING Foreign Fund – Class I	17.9%

ING Index Plus International Equity Fund – Class I	20.0%

ING International Capital Appreciation Fund – Class I	23.6%

ING International Equity Dividend Fund – Class I	9.3%

ING International Real Estate Fund – Class I	3.1%

ING International SmallCap Fund – Class I	11.3%

ING International Value Choice Fund – Class I	9.4%

Other Assets and Liabilities – Net	0.1%

100.0%

Portfolio holdings are subject to change daily.

holdings in small-cap and real estate performed positively, on a relative basis, they did not perform as well as the benchmark and thus dragged down Fund’s performance compared to the benchmark.

Most of the under performance arose at the Fund level. Although five of the seven underlying funds held for the entire 12-month period outperformed general benchmarks appropriate to their respective international asset classes, the outperformance needed to be even better because we rely on these funds to provide exposure to emerging markets, by far the strongest international equity asset class during the period. ING Index Plus International Equity Fund and ING Emerging Countries Fund detracted from relative performance because they lagged their respective benchmarks.

Current Strategy and Outlook: We adopted a new strategic neutral allocation on March 1 2007, which entailed decreasing the allocation to international core in favor of international growth and international value in equal increments, and decreasing emerging markets in favor of international real estate.

During the year, we also made a tactical move to a neutral position in small cap, from an underweight. We believe small-cap valuations remain attractive compared to the larger-cap developed markets, all the more so in light of the volatility seen this year. Increasing activity in mergers and acquisitions, leveraged buyouts and private equity may benefit small caps for the near term. In addition, we added to emerging markets and closed the year with an overweight position. We are comfortable with

Target Allocation

International Core	35.0%

International Growth	20.0%

International Value	15.0%

International SmallCap	10.0%

Emerging Markets	17.0%

International Real Estate	3.0%

these positions, mainly because they continue to experience strong price momentum, and their resilience to volatility has not wavered.

We lowered the allocation to international core, mainly as a funding source, and are now neutral in this asset class. We remain underweight in both large value and real estate, and overweight in large growth. It is our view that in a rising rate environment, international opportunities may continue to migrate toward the growth space, causing us to favor growth. We believe the earnings outlook for financial stocks, which comprise a significant portion of value index, remains relatively unfavorable.

(1) The members of the investment review committee are: William A. Evans, Michael J. Roland and Stanley D. Vyner.

(2) The MSCI ACWI ex US IndexSM measures the returns of equities of companies that are domiciled outside the United States. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Actual weights of underlying funds are subject to change daily based on market activity. Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING DIVERSIFIED INTERNATIONAL FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2007

		Since Inception		Since Inception
		of Classes A, B, C and I		of Class R
	1 Year	December 21, 2005		December 12, 2006

Including Sales Charge:
Class A(1)	22.19%	20.69%		—
Class B(2)	23.68%	21.88%		—
Class C(3)	27.63%	23.66%		—
Class I	29.69%	24.72%		—
Class R	—	—		22.33%

Excluding Sales Charge:
Class A	29.66%	24.59%		—
Class B	28.68%	23.68%		—
Class C	28.63%	23.66%		—
Class I	29.69%	24.72%		—
Class R	—	—		22.33%
MSCI ACWI ex US IndexSM(4)	32.43%	27.90	%(5)	27.82	%(6)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI ACWI ex US IndexSM measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)Since inception performance of the index is shown from January 1, 2006.

(6)Since inception performance of the index is shown from December 1, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Global Equity Dividend Fund	May 1, 2007	October 31, 2007	Ratio	October 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,037.70	1.26%	$6.47
Class B	1,000.00	1,033.90	2.01	10.30
Class C	1,000.00	1,033.50	2.01	10.31
Class I(1)	1,000.00	1,072.60	0.90	2.35
Class O	1,000.00	1,037.70	1.26	6.47
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.26%	$6.41
Class B	1,000.00	1,015.07	2.01	10.21
Class C	1,000.00	1,015.07	2.01	10.21
Class I	1,000.00	1,020.67	0.90	4.58
Class O	1,000.00	1,018.85	1.26	6.41

(1)	Commencement of operations for Class I was August 1, 2007. Expenses paid reflect the 92-day period ended October 31, 2007.

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for all share classes footnoted above).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Global Natural Resources Fund	May 1, 2007	October 31, 2007	Ratio	October 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,253.80	1.44%	$8.18
Class I(1)	1,000.00	1,175.60	1.08	2.96
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.95	1.44%	$7.32
Class I	1,000.00	1,019.76	1.08	5.50

ING Global Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,014.90	1.30%	$6.60
Class B	1,000.00	1,011.00	2.05	10.39
Class C	1,000.00	1,010.80	2.05	10.39
Class I	1,000.00	1,017.00	0.95	4.83
Class O	1,000.00	1,015.20	1.30	6.60
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.65	1.30%	$6.61
Class B	1,000.00	1,014.87	2.05	10.41
Class C	1,000.00	1,014.87	2.05	10.41
Class I	1,000.00	1,020.42	0.95	4.84
Class O	1,000.00	1,018.65	1.30	6.61

ING Global Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,142.40	1.81%	$9.77
Class B	1,000.00	1,138.90	2.46	13.26
Class C	1,000.00	1,138.70	2.46	13.26
Class I	1,000.00	1,145.50	1.29	6.98
Class Q	1,000.00	1,144.40	1.54	8.32
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.08	1.81%	$9.20
Class B	1,000.00	1,012.80	2.46	12.48
Class C	1,000.00	1,012.80	2.46	12.48
Class I	1,000.00	1,018.70	1.29	6.56
Class Q	1,000.00	1,017.44	1.54	7.83

(1)	Commencement of operations for Class I was August 1, 2007. Expenses paid reflect the 92-day period ended October 31, 2007.

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for all share classes footnoted above).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
ING Disciplined International SmallCap	Value	Value	Expense	Period Ended
Fund	May 1, 2007	October 31, 2007	Ratio	October 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,070.90	1.11%	$5.79
Class B	1,000.00	1,066.50	1.86	9.69
Class C	1,000.00	1,066.50	1.86	9.69
Class I	1,000.00	1,072.50	0.86	4.49
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.61	1.11%	$5.65
Class B	1,000.00	1,015.83	1.86	9.45
Class C	1,000.00	1,015.83	1.86	9.45
Class I	1,000.00	1,020.87	0.86	4.38

ING Emerging Countries Fund
Actual Fund Return
Class A	$1,000.00	$1,160.30	1.86%	$10.13
Class B	1,000.00	1,156.10	2.61	14.18
Class C	1,000.00	1,155.70	2.61	14.18
Class I	1,000.00	1,162.20	1.53	8.34
Class Q	1,000.00	1,160.60	1.78	9.69
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.83	1.86%	$9.45
Class B	1,000.00	1,012.15	2.61	13.24
Class C	1,000.00	1,012.05	2.61	13.24
Class I	1,000.00	1,017.49	1.53	7.78
Class Q	1,000.00	1,016.23	1.78	9.05

ING Foreign Fund
Actual Fund Return
Class A	$1,000.00	$1,115.60	1.54%	$8.21
Class B	1,000.00	1,111.20	2.29	12.19
Class C	1,000.00	1,111.10	2.29	12.19
Class I	1,000.00	1,117.30	1.21	6.46
Class Q	1,000.00	1,115.70	1.45	7.73
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.44	1.54%	$7.83
Class B	1,000.00	1,013.66	2.29	11.62
Class C	1,000.00	1,013.66	2.29	11.62
Class I	1,000.00	1,019.11	1.21	6.16
Class Q	1,000.00	1,017.90	1.45	7.37

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Greater China Fund	May 1, 2007	October 31, 2007	Ratio	October 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,661.90	1.91%	$12.82
Class B	1,000.00	1,655.70	2.66	17.81
Class C	1,000.00	1,654.80	2.66	17.80
Class I	1,000.00	1,663.90	1.66	11.15
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.58	1.91%	$9.70
Class B	1,000.00	1,011.80	2.66	13.49
Class C	1,000.00	1,011.80	2.66	13.49
Class I	1,000.00	1,016.84	1.66	8.44

ING Index Plus International Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,065.70	1.16%	$6.04
Class B	1,000.00	1,070.10	1.92	10.02
Class C	1,000.00	1,068.50	1.92	10.01
Class I	1,000.00	1,074.10	0.87	4.55
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.36	1.16%	$5.90
Class B	1,000.00	1,015.53	1.92	9.75
Class C	1,000.00	1,015.53	1.92	9.75
Class I	1,000.00	1,020.82	0.87	4.43

ING International Capital Appreciation Fund
Actual Fund Return
Class A	$1,000.00	$1,167.30	1.50%	$8.19
Class B	1,000.00	1,162.40	2.25	12.26
Class C	1,000.00	1,161.00	2.25	12.26
Class I	1,000.00	1,168.60	1.15	6.29
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.64	1.50%	$7.63
Class B	1,000.00	1,013.86	2.25	11.42
Class C	1,000.00	1,013.86	2.25	11.42
Class I	1,000.00	1,019.41	1.15	5.85

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING International Equity Dividend Fund	May 1, 2007	October 31, 2007	Ratio	October 31, 2007*

Actual Fund Return
Class A(1)	$1,000.00	$1,057.00	1.40%	$4.93
Class B(1)	1,000.00	1,055.00	2.15	7.57
Class C(1)	1,000.00	1,055.00	2.15	7.57
Class I(1)	1,000.00	1,058.00	1.15	4.05
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	1,019.41	1.15	5.85

ING International Growth Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,156.30	1.65%	$8.97
Class B	1,000.00	1,151.70	2.40	13.02
Class C	1,000.00	1,152.40	2.40	13.02
Class I	1,000.00	1,159.30	1.28	6.97
Class Q	1,000.00	1,157.10	1.52	8.26
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.89	1.65%	$8.39
Class B	1,000.00	1,013.11	2.40	12.18
Class C	1,000.00	1,013.11	2.40	12.18
Class I	1,000.00	1,018.75	1.28	6.51
Class Q	1,000.00	1,017.54	1.52	7.73

ING International Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,063.90	1.50%	$7.80
Class B	1,000.00	1,060.60	2.25	11.69
Class C	1,000.00	1,060.10	2.25	11.68
Class I	1,000.00	1,065.70	1.25	6.51
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.64	1.50%	$7.63
Class B	1,000.00	1,013.86	2.25	11.42
Class C	1,000.00	1,013.86	2.25	11.42
Class I	1,000.00	1,018.90	1.25	6.36

(1)	Commencement of operations for ING International Equity Dividend Fund was June 28, 2007. Expenses paid reflect the 125-day period ended October 31, 2007.

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for all share classes footnoted above).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING International SmallCap Fund	May 1, 2007	October 31, 2007	Ratio	October 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,109.80	1.60%	$8.51
Class B	1,000.00	1,106.20	2.25	11.94
Class C	1,000.00	1,106.40	2.25	11.95
Class I	1,000.00	1,112.00	1.20	6.39
Class Q	1,000.00	1,110.70	1.45	7.71
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.14	1.60%	$8.13
Class B	1,000.00	1,013.86	2.25	11.42
Class C	1,000.00	1,013.86	2.25	11.42
Class I	1,000.00	1,019.16	1.20	6.11
Class Q	1,000.00	1,017.90	1.45	7.37

ING International Value Fund
Actual Fund Return
Class A	$1,000.00	$1,039.00	1.59%	$8.17
Class B	1,000.00	1,035.70	2.29	11.75
Class C	1,000.00	1,035.90	2.28	11.70
Class I	1,000.00	1,041.30	1.23	6.33
Class Q	1,000.00	1,041.20	1.27	6.53
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.19	1.59%	$8.08
Class B	1,000.00	1,013.66	2.29	11.62
Class C	1,000.00	1,013.71	2.28	11.57
Class I	1,000.00	1,019.00	1.23	6.26
Class Q	1,000.00	1,018.80	1.27	6.46

ING International Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,123.80	1.70%	$9.10
Class B	1,000.00	1,119.00	2.45	13.09
Class C	1,000.00	1,118.70	2.45	13.08
Class I	1,000.00	1,125.20	1.31	7.02
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.64	1.70%	$8.64
Class B	1,000.00	1,012.85	2.45	12.43
Class C	1,000.00	1,012.85	2.45	12.43
Class I	1,000.00	1,018.60	1.31	6.67

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
ING International Value Opportunities	Value	Value	Expense	Period Ended
Fund	May 1, 2007	October 31, 2007	Ratio	October 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,023.10	1.40%	$7.14
Class B	1,000.00	1,019.25	2.15	10.94
Class C	1,000.00	1,016.40	2.15	10.93
Class I	1,000.00	1,025.00	1.15	5.87
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	1,019.41	1.15	5.85

ING Russia Fund Fund
Actual Fund Return	$1,000.00	$1,221.00	1.96%	$10.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	1.96%	$9.96

ING Emerging Markets Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,006.40	1.20%	$6.07
Class B	1,000.00	1,002.50	1.95	9.84
Class C	1,000.00	1,001.70	1.95	9.84
Class I	1,000.00	1,007.20	0.92	4.65
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.16	1.20%	$6.11
Class B	1,000.00	1,015.38	1.95	9.91
Class C	1,000.00	1,015.38	1.95	9.91
Class I	1,000.00	1,020.57	0.92	4.69

ING Global Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,061.10	0.90%	$4.68
Class B	1,000.00	1,056.70	1.65	8.55
Class C	1,000.00	1,057.10	1.65	8.56
Class I	1,000.00	1,060.60	0.61	3.17
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.67	0.90%	$4.58
Class B	1,000.00	1,016.89	1.65	8.39
Class C	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	1,022.13	0.61	3.11

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Diversified International Fund(1)	May 1, 2007	October 31, 2007	Ratio	October 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,117.90	0.21%	$1.12
Class B	1,000.00	1,113.30	0.96	5.11
Class C	1,000.00	1,113.40	0.96	5.11
Class I	1,000.00	1,117.00	0.09	0.48
Class R	1,000.00	1,116.00	0.46	2.45
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,024.15	0.21%	$1.07
Class B	1,000.00	1,020.37	0.96	4.89
Class C	1,000.00	1,020.37	0.96	4.89
Class I	1,000.00	1,024.75	0.09	0.46
Class R	1,000.00	1,022.89	0.46	2.35

(1)	The annualized expense ratios do not include expenses of underlying funds.

*	Expenses are equal to each Fund’s respective annualized expense rations multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors/Trustees
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Real Estate Fund, ING Global Value Choice Fund, ING Disciplined International SmallCap Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Greater China Fund, ING Index Plus International Equity Fund, ING International Capital Appreciation Fund, ING International Equity Dividend Fund, ING International Growth Opportunities Fund (formerly, ING International Fund), ING International Real Estate Fund, ING International SmallCap Fund, ING International Value Choice Fund, ING International Value Opportunities Fund, ING Russia Fund, ING Emerging Markets Fixed Income Fund, ING Global Bond Fund, ING Diversified International Fund, each a series of ING Mutual Funds, and of ING International Value Fund, a series of ING Mayflower Trust, as of October 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 28, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$380,210,628	$157,166,243	$1,545,117,842	$125,225,472
Investments in affiliates**	—	—	2,163,458	—
Short-term investments in affiliates at amortized cost	—	1,250,000	—	—
Short-term investments at amortized cost	13,121,697	536,000	55,308,136	28,006,521
Cash	11,116,010	87,162	2,351,614	468,600
Foreign currencies at value***	607,663	4,834	188,257	1,307

Receivables:
Investment securities sold	447,053	2,885,845	7,889,081	3,593,217
Fund shares sold	510,095	460,319	13,772,869	232,218
Dividends and interest	657,767	159,235	2,336,255	244,416
Prepaid expenses	44,940	20,788	85,194	15,320
Reimbursement due from manager	—	—	—	4,297

Total assets	406,715,853	162,570,426	1,629,212,706	157,791,368

LIABILITIES:
Payable for investment securities purchased	943,293	4,427,587	8,781,947	1,953,779
Payable for fund shares redeemed	2,770,332	514,975	4,649,906	281,883
Payable upon receipt of securities loaned	13,121,697	—	34,107,610	24,568,922
Payable to affiliates	459,973	151,838	1,598,254	186,282
Payable for trustee fees	2,263	30,464	11,946	20,651
Other accrued expenses and liabilities	154,019	76,627	491,598	96,692

Total liabilities	17,451,577	5,201,491	49,641,261	27,108,209

NET ASSETS	$389,264,276	$157,368,935	$1,579,571,445	$130,683,159

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$330,827,951	$99,494,948	$1,388,170,897	$266,760,728
Undistributed net investment income (distributions in excess of net investment income)	2,265,845	515,975	(8,882,330)	409,172
Accumulated net realized gain (loss) on investments and foreign currency related transactions	24,814,616	25,855,708	(34,413,777)	(155,900,934)
Net unrealized appreciation on investments and foreign currency related transactions	31,355,864	31,502,304	234,696,655	19,414,193

NET ASSETS	$389,264,276	$157,368,935	$1,579,571,445	$130,683,159

+ Including securities loaned at value	$12,887,840	$—	$33,126,917	$24,078,683
* Cost of investments in securities	$348,874,374	$125,669,570	$1,310,364,976	$105,809,444
** Cost of investments in affiliates	$—	$—	$2,242,416	$—
*** Cost of foreign currencies	$596,394	$907	$192,298	$1,139

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007 (CONTINUED)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$182,668,541	$157,366,728	$1,115,492,885	$58,600,070
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	10,850,076	11,096,920	46,107,807	2,063,173
Net asset value and redemption price per share	$16.84	$14.18	$24.19	$28.40
Maximum offering price per share (5.75%)(1)	$17.87	$15.05	$25.67	$30.13

Class B:
Net assets	$58,092,990	n/a	$57,836,746	$22,049,160
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	3,459,855	n/a	2,798,731	720,915
Net asset value and redemption price per share(2)	$16.79	n/a	$20.67	$30.58
Maximum offering price per share	$16.79	n/a	$20.67	$30.58

Class C:
Net assets	$124,764,967	n/a	$303,235,115	$39,536,669
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	7,449,034	n/a	13,972,989	1,454,357
Net asset value and redemption price per share(2)	$16.75	n/a	$21.70	$27.18
Maximum offering price per share	$16.75	n/a	$21.70	$27.18

Class I:
Net assets	$1,084	$2,207	$76,869,380	$7,845,177
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	64	156	3,175,577	274,605
Net asset value and redemption price per share	$16.83	$14.19	$24.21	$28.57
Maximum offering price per share	$16.83	$14.19	$24.21	$28.57

Class O:
Net assets	$23,736,694	n/a	$26,137,319	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	1,410,620	n/a	1,080,622	n/a
Net asset value and redemption price per share	$16.83	n/a	$24.19	n/a
Maximum offering price per share	$16.83	n/a	$24.19	n/a

Class Q:
Net assets	n/a	n/a	n/a	$2,652,083
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	79,504
Net asset value and redemption price per share	n/a	n/a	n/a	$33.36
Maximum offering price per share	n/a	n/a	n/a	$33.36

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

	ING
	Disciplined	ING		ING
	International	Emerging	ING	Greater
	SmallCap	Countries	Foreign	China
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$464,138,770	$327,089,236	$731,317,191	$91,009,930
Investments in affiliates**	776,521	—	—	—
Short-term investments at amortized cost	—	53,052,857	45,359,653	—
Cash	36,906	1,176,805	3,619,626	2,361,536
Foreign currencies at value***	1,568,269	12	12,207,395	286,268

Receivables:
Investment securities sold	61,707,185	—	7,338,357	548,288
Fund shares sold	564,291	1,014,826	3,061,700	1,228,981
Dividends and interest	644,274	368,799	1,020,266	42,849
Unrealized appreciation on forward foreign currency contracts	—	—	4,672,031	—
Prepaid expenses	41,807	30,007	36,326	16,700

Total assets	529,478,023	382,732,542	808,632,545	95,494,552

LIABILITIES:
Payable for investment securities purchased	62,251,220	—	10,025,526	1,372,756
Payable for fund shares redeemed	22,539	1,063,728	694,785	275,980
Payable upon receipt of securities loaned	—	50,315,176	42,530,983	—
Unrealized depreciation on forward foreign currency contracts	—	—	11,907,888	—
Payable to affiliates	293,225	478,766	944,620	117,381
Payable for borrowings against line of credit	990,000	—	—	—
Payable for trustee fees	3,867	23,897	2,419	3,169
Other accrued expenses and liabilities	130,393	206,496	305,858	69,706

Total liabilities	63,691,244	52,088,063	66,412,079	1,838,992

NET ASSETS	$465,786,779	$330,644,479	$742,220,466	$93,655,560

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$438,262,571	$264,287,494	$489,025,014	$52,455,322
Undistributed net investment income	2,461,339	3,092,434	6,305,480	197,081
Accumulated net realized gain on investments and foreign currency related transactions	2,121,648	5,602,333	41,007,627	7,841,110
Net unrealized appreciation on investments and foreign currency related transactions	22,941,221	57,662,218	205,882,345	33,162,047

NET ASSETS	$465,786,779	$330,644,479	$742,220,466	$93,655,560

+ Including securities loaned at value	$—	$49,050,425	$42,179,200	$—
* Cost of investments in securities	$441,359,375	$269,428,117	$518,430,647	$57,848,348
** Cost of investments in affiliates	$690,771	$—	$—	$—
*** Cost of foreign currencies	$1,528,414	$12	$11,998,639	$285,757

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007 (CONTINUED)

	ING
	Disciplined	ING		ING
	International	Emerging	ING	Greater
	SmallCap	Countries	Foreign	China
	Fund	Fund	Fund	Fund

Class A:
Net assets	$69,155	$197,307,177	$349,916,861	$73,803,879
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	5,719	4,756,392	14,867,431	3,021,198
Net asset value and redemption price per share	$12.09	$41.48	$23.54	$24.43
Maximum offering price per share (5.75%)(1)	$12.83	$44.01	$24.98	$25.92

Class B:
Net assets	$5,275	$16,647,881	$50,276,178	$7,413,614
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	439	409,383	2,207,476	307,046
Net asset value and redemption price per share (2)	$12.02	$40.67	$22.78	$24.14
Maximum offering price per share	$12.02	$40.67	$22.78	$24.14

Class C:
Net assets	$55,462	$53,885,255	$232,439,228	$12,386,241
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,614	1,401,356	10,189,955	512,625
Net asset value and redemption price per share (2)	$12.02	$38.45	$22.81	$24.16
Maximum offering price per share	$12.02	$38.45	$22.81	$24.16

Class I:
Net assets	$465,656,887	$41,550,997	$108,732,176	$51,826
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	38,400,790	998,078	4,547,442	2,118
Net asset value and redemption price per share	$12.13	$41.63	$23.91	$24.46
Maximum offering price per share	$12.13	$41.63	$23.91	$24.46

Class Q:
Net assets	n/a	$21,253,169	$856,023	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	495,151	36,228	n/a
Net asset value and redemption price per share	n/a	$42.92	$23.63	n/a
Maximum offering price per share	n/a	$42.92	$23.63	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

	ING
	Index	ING	ING	ING
	Plus	International	International	International
	International	Capital	Equity	Growth
	Equity	Appreciation	Dividend	Opportunities
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$117,320,552	$145,751,886	$56,517,060	$140,518,941
Investments in affiliates**	35,251	—	—	—
Short-term investments in affiliates at amortized cost	—	—	—	4,000,000
Short-term investments at amortized cost	—	—	—	7,816,040
Cash	3,719,924	76,305	11,571,251	16,571
Foreign currencies at value***	1,118,211	—	11,180	2,398,299

Receivables:
Investment securities sold	—	3,059,712	804,986	—
Fund shares sold	733,656	902,300	425,382	117,376
Dividends and interest	239,747	192,253	48,930	245,042
Prepaid expenses	14,263	12,933	66,784	16,992
Reimbursement due from manager	—	—	14,987	—

Total assets	123,181,604	149,995,389	69,460,560	155,129,261

LIABILITIES:
Payable for investment securities purchased	—	2,373,586	8,037,932	3,469,377
Payable for fund shares redeemed	—	—	8,751	232,790
Payable upon receipt of securities loaned	—	—	—	7,242,040
Payable to affiliates	102,136	142,966	37,859	179,232
Payable to custodian due to foreign currency overdraft	—	85	—	—
Payable for trustee fees	2,309	586	996	14,923
Other accrued expenses and liabilities	59,732	71,939	68,731	75,213
Accrued foreign taxes on capital gains	—	—	—	87,177

Total liabilities	164,177	2,589,162	8,154,269	11,300,752

NET ASSETS	$123,017,427	$147,406,227	$61,306,291	$143,828,509

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$95,506,029	$114,396,971	$57,546,497	$99,080,043
Undistributed net investment income	2,158,663	1,765,493	314,015	118,948
Accumulated net realized gain on investments and foreign currency related transactions	11,664,129	3,474,484	16,140	19,287,969
Net unrealized appreciation on investments and foreign currency related transactions	13,688,606	27,769,279	3,429,639	25,341,549

NET ASSETS	$123,017,427	$147,406,227	$61,306,291	$143,828,509

+ Including securities loaned at value	$—	$—	$—	$7,191,354
* Cost of investments in securities	$103,680,495	$117,981,825	$53,086,892	$115,201,177
** Cost of investments in affiliates	$24,165	$—	$—	$—
*** Cost of foreign currencies	$1,085,171	$—	$10,480	$2,404,089

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007 (CONTINUED)

	ING
	Index	ING	ING	ING
	Plus	International	International	International
	International	Capital	Equity	Growth
	Equity	Appreciation	Dividend	Opportunities
	Fund	Fund	Fund	Fund

Class A:
Net assets	$2,233,348	$4,591,591	$4,122,054	$64,630,896
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	160,154	309,089	389,938	4,139,245
Net asset value and redemption price per share	$13.95	$14.86	$10.57	$15.61
Maximum offering price per share (5.75%)(1)	$14.80	$15.77	$11.21	$16.56

Class B:
Net assets	$734,225	$942,762	$238,647	$17,310,990
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	52,819	64,265	22,620	1,157,313
Net asset value and redemption price per share (2)	$13.90	$14.67	$10.55	$14.96
Maximum offering price per share	$13.90	$14.67	$10.55	$14.96

Class C:
Net assets	$1,126,049	$971,036	$1,334,243	$19,104,150
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	81,069	66,010	126,454	1,276,489
Net asset value and redemption price per share (2)	$13.89	$14.71	$10.55	$14.97
Maximum offering price per share	$13.89	$14.71	$10.55	$14.97

Class I:
Net assets	$118,923,805	$140,900,838	$55,611,347	$10,250,762
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	8,457,686	9,457,523	5,257,670	658,522
Net asset value and redemption price per share	$14.06	$14.90	$10.58	$15.57
Maximum offering price per share	$14.06	$14.90	$10.58	$15.57

Class Q:
Net assets	n/a	n/a	n/a	$32,531,711
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	2,102,937
Net asset value and redemption price per share	n/a	n/a	n/a	$15.47
Maximum offering price per share	n/a	n/a	n/a	$15.47

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

	ING	ING	ING	ING
	International	International	International	International
	Real Estate	SmallCap	Value	Value Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$518,180,363	$1,175,127,914	$5,283,164,048	$80,824,194
Short-term investments at amortized cost	7,778,093	41,338,940	287,199,983	9,544,886
Cash	895,008	2,528,104	11,322,030	—
Foreign currencies at value**	125,156	6,498,961	569,298	85,607

Receivables:
Investment securities sold	1,473,862	8,698,503	15,680,498	757,802
Fund shares sold	5,826,857	6,074,096	4,011,372	381,854
Dividends and interest	1,194,040	1,692,989	14,904,834	191,182
Prepaid expenses	21,521	49,897	37,781	9,060

Total assets	535,494,900	1,242,009,404	5,616,889,844	91,794,585

LIABILITIES:
Payable for investment securities purchased	1,779,295	2,500,772	12,771,655	319,390
Payable for fund shares redeemed	1,062,653	1,865,700	9,233,004	21,405
Payable upon receipt of securities loaned	—	34,544,733	186,972,678	—
Payable to affiliates	638,261	1,341,095	6,394,948	152,627
Payable to custodian due to bank overdraft	—	—	—	5,500,572
Payable for trustee fees	1,193	6,373	54,607	2,298
Other accrued expenses and liabilities	212,297	415,443	2,685,478	51,791
Accrued foreign taxes on capital gains	—	27,869	—	—

Total liabilities	3,693,699	40,701,985	218,112,370	6,048,083

NET ASSETS	$531,801,201	$1,201,307,419	$5,398,777,474	$85,746,502

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$466,099,055	$846,695,593	$3,353,512,963	$65,254,402
Undistributed net investment income	18,780,674	6,310,276	52,954,318	809,824
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(27,549,706)	137,343,706	774,333,364	11,193,729
Net unrealized appreciation on investments and foreign currency related transactions	74,471,178	210,957,844	1,217,976,829	8,488,547

NET ASSETS	$531,801,201	$1,201,307,419	$5,398,777,474	$85,746,502

+ Including securities loaned at value	$—	$33,222,926	$176,481,982	$—
* Cost of investments in securities	$443,723,019	$963,978,916	$4,065,392,162	$72,335,153
** Cost of foreign currencies	$126,263	$6,715,412	$558,598	$85,607

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007 (CONTINUED)

	ING	ING	ING	ING
	International	International	International	International
	Real Estate	SmallCap	Value	Value Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$271,424,710	$523,535,375	$2,136,218,430	$16,598,376
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$0.01	$—
Shares outstanding	18,644,242	7,880,751	92,259,696	1,115,068
Net asset value and redemption price per share	$14.56	$66.43	$23.15	$14.89
Maximum offering price per share (5.75%)(1)	$15.45	$70.48	$24.56	$15.80

Class B:
Net assets	$11,818,903	$65,618,718	$301,704,541	$3,805,255
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$0.01	$—
Shares outstanding	815,251	960,661	13,326,059	259,366
Net asset value and redemption price per share(2)	$14.50	$68.31	$22.64	$14.67
Maximum offering price per share	$14.50	$68.31	$22.64	$14.67

Class C:
Net assets	$121,528,798	$104,274,348	$757,941,313	$4,930,266
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$0.01	$—
Shares outstanding	8,388,631	1,668,986	33,660,631	335,299
Net asset value and redemption price per share(2)	$14.49	$62.48	$22.52	$14.70
Maximum offering price per share	$14.49	$62.48	$22.52	$14.70

Class I:
Net assets	$127,028,790	$376,737,277	$2,176,401,627	$60,412,605
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$0.01	$—
Shares outstanding	8,710,813	5,646,326	93,723,403	4,049,889
Net asset value and redemption price per share	$14.58	$66.72	$23.22	$14.92
Maximum offering price per share	$14.58	$66.72	$23.22	$14.92

Class Q:
Net assets	n/a	$131,141,701	$26,511,563	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$0.01	n/a
Shares outstanding	n/a	1,836,399	1,139,798	n/a
Net asset value and redemption price per share	n/a	$71.41	$23.26	n/a
Maximum offering price per share	n/a	$71.41	$23.26	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

	ING		ING
	International		Emerging
	Value	ING	Markets
	Opportunities	Russia	Fixed Income
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$10,424,810	$912,272,496	$284,317,370
Short-term investments at amortized cost	—	113,588,003	—
Cash	302,625	7,094,009	31,228,115
Cash collateral for futures	—	—	12,000

Receivables:
Investment securities sold	—	—	1,548,038
Fund shares sold	10,245	4,244,908	615,951
Dividends and interest	28,599	2,980,146	4,543,148
Prepaid expenses	58,052	29,709	14,502
Reimbursement due from manager	49,855	—	—

Total assets	10,874,186	1,040,209,271	322,279,124

LIABILITIES:
Payable for investment securities purchased	—	—	6,230,165
Payable for fund shares redeemed	—	1,980,421	18,693
Payable for futures variation margin	—	—	10,000
Payable upon receipt of securities loaned	—	113,588,003	—
Payable to affiliates	9,709	1,193,174	307,733
Payable to custodian due to foreign currency overdraft**	71,875	—	378
Payable for trustee fees	563	18,408	1,838
Other accrued expenses and liabilities	89,459	925,525	47,898

Total liabilities	171,606	117,705,531	6,616,705

NET ASSETS	$10,702,580	$922,503,740	$315,662,419

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$10,044,846	$336,276,208	$315,654,339
Undistributed net investment income	200,203	—	—
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	44,217	137,052,678	(665,848)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	413,314	449,174,854	673,928

NET ASSETS	$10,702,580	$922,503,740	$315,662,419

+ Including securities loaned at value	$—	$112,622,319	$—
* Cost of investments in securities	$10,011,028	$463,098,883	$283,649,478
** Cost of foreign currency overdraft	$70,755	$—	$254

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007 (CONTINUED)

	ING		ING
	International		Emerging
	Value	ING	Markets
	Opportunities	Russia	Fixed Income
	Fund	Fund	Fund

Class A:
Net assets	$10,670,939	$922,503,740	$10,538,732
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	1,002,694	11,807,404	1,014,253
Net asset value and redemption price per share	$10.64	$78.13	$10.39
Maximum offering price per share	$11.29 (1)	$82.90 (1)	$10.66 (2)

Class B:
Net assets	$2,065	n/a	$403,768
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	195	n/a	38,975
Net asset value and redemption price per share(3)	$10.59	n/a	$10.36
Maximum offering price per share	$10.59	n/a	$10.36

Class C:
Net assets	$28,488	n/a	$1,564,276
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	2,697	n/a	151,072
Net asset value and redemption price per share(3)	$10.56	n/a	$10.35
Maximum offering price per share	$10.56	n/a	$10.35

Class I:
Net assets	$1,088	n/a	$303,155,643
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	102	n/a	29,257,839
Net asset value and redemption price per share	$10.67	n/a	$10.36
Maximum offering price per share	$10.67	n/a	$10.36

(1)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $99,999 or more, the offering price is reduced.

(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

	ING	ING
	Global	Diversified
	Bond	International
	Fund	Fund

ASSETS:
Investments in securities at value*	$29,921,855	$—
Investments in affiliates**	—	595,517,365
Short-term investments***	104,353	—
Short-term investments in affiliates at amortized cost	2,000,000	—
Short-term investments at amortized cost	370,000	—
Cash	93,552	675,576
Cash collateral for futures	159,645	—
Foreign currencies at value****	1,070,965	—

Receivables:
Investment securities sold	1,732,753	—
Fund shares sold	190,025	4,476,480
Dividends and interest	257,757	—
Variation margin receivable	14,134	—
Unrealized appreciation on forward foreign currency contracts	47,124	—
Upfront payments made on swap agreements	42,066	—
Unrealized appreciation on swap agreements	10,616	—
Prepaid expenses	21,415	32,363
Reimbursement due from manager	11,967	177,746

Total assets	36,048,227	600,879,530

LIABILITIES:
Payable for investment securities purchased	4,933,394	3,049,370
Payable for fund shares redeemed	—	1,219,068
Payable for futures variation margin	52,210	—
Unrealized depreciation on forward foreign currency contracts	46,222	—
Unrealized depreciation on swap agreements	45,785	—
Income distribution payable	63,795	—
Payable to affiliates	19,862	295,188
Payable for trustee fees	703	2,522
Other accrued expenses and liabilities	28,823	157,954

Total liabilities	5,190,794	4,724,102

NET ASSETS	$30,857,433	$596,155,428

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$29,233,014	$475,313,793
Undistributed net investment income	24,974	3,523,584
Accumulated net realized gain on investments, foreign currency related transactions, futures, and swaps	430,722	2,075,783
Net unrealized appreciation on investments, foreign currency related transactions, futures, and swaps	1,168,723	115,242,268

NET ASSETS	$30,857,433	$596,155,428

* Cost of investments in securities	$28,677,880	$—
** Cost of investments in affiliates	$—	$480,275,097
*** Cost of short-term investments	$98,492	$—
**** Cost of foreign currencies	$1,049,778	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007 (CONTINUED)

	ING	ING
	Global	Diversified
	Bond	International
	Fund	Fund

Class A:
Net assets	$28,887,227	$383,364,417
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	2,727,191	25,593,908
Net asset value and redemption price per share	$10.59	$14.98
Maximum offering price per share	$10.86 (1)	$15.89 (2)

Class B:
Net assets	$342,026	$43,666,589
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	32,408	2,941,635
Net asset value and redemption price per share(3)	$10.55	$14.84
Maximum offering price per share	$10.55	$14.84

Class C:
Net assets	$1,627,100	$168,660,597
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	153,591	11,370,038
Net asset value and redemption price per share(3)	$10.59	$14.83
Maximum offering price per share	$10.59	$14.83

Class I:
Net assets	$1,080	$31,744
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	102	2,118
Net asset value and redemption price per share	$10.58	$14.99
Maximum offering price per share	$10.58	$14.99

Class R:
Net assets	n/a	$432,081
Shares authorized	n/a	unlimited
Par value	n/a	$—
Shares outstanding	n/a	29,154
Net asset value and redemption price per share	n/a	$14.82
Maximum offering price per share	n/a	$14.82

(1)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $99,000 or more, the offering price is reduced.

(2)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

	ING	ING
	Global	Global	ING	ING
	Equity	Natural	Global	Global
	Dividend	Resources	Real Estate	Value Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$15,249,352	$1,486,434	$25,033,240	$1,929,473
Interest(2)	121,878	32,086	1,666,839	181,472
Securities lending income	39,834	—	85,719	77,942

Total investment income	15,411,064	1,518,520	26,785,798	2,188,887

EXPENSES:
Investment management fees	2,362,456	1,108,141	8,742,056	1,178,791

Distribution and service fees:
Class A	404,905	327,712	2,125,405	181,879
Class B	543,912	—	511,847	215,859
Class C	1,075,740	—	2,340,631	355,817
Class O	33,913	—	50,885	—
Class Q	—	—	—	6,929

Transfer agent fees:
Class A	179,432	147,785	1,077,758	88,156
Class B	60,857	—	65,039	39,216
Class C	120,821	—	295,844	61,547
Class I	—	—	7,046	166
Class O	15,130	—	25,150	—
Class Q	—	—	—	88
Administrative service fees	337,490	131,084	1,186,353	117,878
Shareholder reporting expense	92,402	71,539	392,968	35,171
Registration fees	72,828	31,973	164,562	69,272
Professional fees	33,959	18,005	93,083	19,655
Custody and accounting expense	111,963	29,565	328,583	30,060
Trustee fees	9,682	2,920	39,285	3,770
Miscellaneous expense	12,264	13,691	27,931	9,258
Interest expense	—	4,134	1,554	225

Total expenses	5,467,754	1,886,549	17,475,980	2,413,737
Net recouped (waived and reimbursed) fees	—	(270)	—	62,559
Brokerage commission recapture	—	—	—	(8,235)

Net expenses	5,467,754	1,886,279	17,475,980	2,468,061

Net investment income (loss)	9,943,310	(367,759)	9,309,818	(279,174)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	27,990,133	26,961,865	4,542,977	20,455,275
Foreign currency related transactions	(178,478)	(7,748)	(1,504,674)	(51,888)

Net realized gain on investments and foreign currency related transactions	27,811,655	26,954,117	3,038,303	20,403,387

Net change in unrealized appreciation or depreciation on:
Investments	6,742,472	21,656,912	111,739,151	11,094,604
Foreign currency related transactions	19,424	5,857	9,806	(4,805)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	6,761,896	21,662,769	111,748,957	11,089,799

Net realized and unrealized gain on investments and foreign currency related transactions	34,573,551	48,616,886	114,787,260	31,493,186

Increase in net assets resulting from operations	$44,516,861	$48,249,127	$124,097,078	$31,214,012

* Foreign taxes withheld	$1,014,582	$63,869	$2,517,234	$129,550
(1) Dividends from affiliates	$—	$—	$155,032	$—
(2) Affiliated income	$—	$18,055	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING
	Disciplined
	International	ING		ING
	SmallCap	Emerging	ING	Greater
	Fund	Countries	Foreign	China
		Fund	Fund	Fund
	December 20,
	2006(2) to	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,458,367	$8,464,676	$12,413,094	$1,260,220
Interest	251,109	351,221	364,665	342
Securities lending income	—	115,011	34,763	—

Total investment income	3,709,476	8,930,908	12,812,522	1,260,562

EXPENSES:
Investment management fees	1,032,086	3,416,325	5,887,250	592,623

Distribution and service fees:
Class A	91	575,976	695,652	106,056
Class B	34	155,941	437,360	40,605
Class C	226	448,559	1,919,297	50,193
Class M	—	1,986	—	—
Class Q	—	39,841	2,765	—

Transfer agent fees:
Class A	1	195,494	245,434	57,621
Class B	—	18,043	38,601	5,530
Class C	—	55,763	170,025	6,876
Class I	3,056	11,143	846	42
Class M	—	572	—	—
Class Q	—	5,292	—	—
Administrative service fees	172,012	273,303	598,695	51,532
Shareholder reporting expense	20,189	60,808	117,748	11,722
Registration fees	8,248	83,625	95,751	54,069
Professional fees	14,941	50,411	65,569	7,169
Custody and accounting expense	152,270	256,660	418,612	59,210
Trustee fees	5,223	5,110	16,355	2,825
Offering expense	67,671	—	—	—
Miscellaneous expense	3,920	10,017	21,772	4,289
Interest expense	541	3,414	1,018	—

Total expenses	1,480,509	5,668,283	10,732,750	1,050,362
Net waived and reimbursed fees	—	(164,554)	(4,906)	—
Brokerage commission recapture	—	(89,449)	(1,129)	—

Net expenses	1,480,509	5,414,280	10,726,715	1,050,362

Net investment income	2,228,967	3,516,628	2,085,807	210,200

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	2,547,210	47,272,214	52,020,606	7,918,394
Foreign currency related transactions	(264,707)	(404,375)	(5,000,473)	(8,217)

Net realized gain on investments and foreign currency related transactions	2,282,503	46,867,839	47,020,133	7,910,177

Net change in unrealized appreciation or depreciation on:
Investments	22,865,145	39,651,202	118,209,890	29,641,707
Foreign currency related transactions	76,076	(1,114)	(6,291,565)	520

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	22,941,221	39,650,088	111,918,325	29,642,227

Net realized and unrealized gain on investments and foreign currency related transactions	25,223,724	86,517,927	158,938,458	37,552,404

Increase in net assets resulting from operations	$27,452,691	$90,034,555	$161,024,265	$37,762,604

* Foreign taxes withheld	$274,271	$1,249,105	$1,469,432	$118,869
(1) Dividends from affiliates	$14,439	$—	$—	$—
(2) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING	ING	ING	ING
	Index Plus	International	International	International
	International	Capital	Equity	Growth
	Equity	Appreciation	Dividend	Opportunities
	Fund	Fund	Fund	Fund

	Year Ended	Year Ended	June 28, 2007(3)	Year Ended
	October 31,	October 31,	to October 31,	October 31,
	2007	2007	2007	2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,697,158	$1,475,306	$312,485	$2,381,921
Interest(2)	56,615	51,653	756	94,122
Securities lending income	—	—	—	21,664

Total investment income	2,753,773	1,526,959	313,241	2,497,707

EXPENSES:
Investment management fees	574,785	796,611	75,443	1,332,839

Distribution and service fees:
Class A	13,859	9,123	1,660	150,808
Class B	4,968	2,628	440	167,176
Class C	7,665	2,695	1,916	167,105
Class Q	—	—	—	74,074

Transfer agent fees:
Class A	2,772	4,019	302	76,827
Class B	249	307	19	21,464
Class C	379	315	103	21,330
Class I	1,561	20,089	3,441	1,218
Class Q	—	—	—	1,034
Administrative service fees	104,505	93,718	10,059	133,283
Shareholder reporting expense	10,986	10,570	3,381	12,045
Registration fees	60,364	53,289	3,752	90,856
Professional fees	16,359	16,731	3,101	23,100
Custody and accounting expense	75,243	60,762	2,586	73,080
Trustee fees	4,125	1,825	1,006	2,845
Offering expense	—	—	34,428	—
Miscellaneous expense	8,128	8,046	2,311	6,536
Interest expense	17,882	—	—	14,317

Total expenses	903,830	1,080,728	143,948	2,369,937
Net recouped (waived and reimbursed) fees	36,023	27,690	(24,309)	(433)
Brokerage commission recapture	—	(2,394)	—	—

Net expenses	939,853	1,106,024	119,639	2,369,504

Net investment income	1,813,920	420,935	193,602	128,203

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	12,532,698	5,341,694	212,513	23,430,690
Foreign currency related transactions	9,269	(74,975)	(82,321)	89,898

Net realized gain on investments and foreign currency related transactions	12,541,967	5,266,719	130,192	23,520,588

Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)***	7,940,980	24,277,038	3,430,168	11,823,450
Foreign currency related transactions	37,065	(2,285)	(529)	17,500

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,978,045	24,274,753	3,429,639	11,840,950

Net realized and unrealized gain on investments and foreign currency related transactions	20,520,012	29,541,472	3,559,831	35,361,538

Increase in net assets resulting from operations	$22,333,932	$29,962,407	$3,753,433	$35,489,741

* Foreign taxes withheld	$242,380	$136,699	$20,706	$209,611
** Foreign tax on sale of Indian investments	$—	$—	$—	$30,583
*** Foreign tax accrued on Indian investments	$—	$—	$—	$87,177
(1) Dividends from affiliates	$14,288	$—	$—	$—
(2) Affiliated income	$—	$—	$—	$29,344
(3) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

	ING	ING	ING	ING
	International	International	International	International
	Real Estate	SmallCap	Value	Value Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,121,640	$18,769,968	$134,030,353	$2,056,812
Interest	540,327	907,208	6,838,055	249,287
Securities lending income	—	436,823	308,887	—

Total investment income	7,661,967	20,113,999	141,177,295	2,306,099

EXPENSES:
Investment management fees	2,991,233	8,433,004	52,925,035	902,322

Distribution and service fees:
Class A	434,454	1,288,028	6,403,093	44,965
Class B	76,376	635,463	3,470,281	36,288
Class C	729,904	842,993	7,559,121	46,977
Class Q	—	268,512	67,877	—

Transfer agent fees:
Class A	150,855	287,646	2,358,067	27,198
Class B	6,559	49,596	383,863	5,467
Class C	62,857	65,690	835,196	7,043
Class I	46,752	69,644	883,345	5,020
Class Q	—	29,423	11,806	—
Administrative service fees	308,248	883,343	6,148,846	90,231
Shareholder reporting expense	65,305	156,744	754,530	16,391
Registration fees	55,929	94,712	111,744	45,542
Professional fees	21,560	80,135	501,500	15,900
Custody and accounting expense	147,300	606,450	1,741,030	33,650
Trustee fees	5,671	24,045	180,145	3,290
Miscellaneous expense	7,410	30,008	185,995	4,131
Interest expense	—	6,636	4,886	2,924

Total expenses	5,110,413	13,852,072	84,526,360	1,287,339
Net recouped (waived and reimbursed) fees	(20,669)	—	(128,343)	59,648
Brokerage commission recapture	—	—	(218,397)	(2,751)

Net expenses	5,089,744	13,852,072	84,179,620	1,344,236

Net investment income	2,572,223	6,261,927	56,997,675	961,863

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	(5,187,305)	139,568,783	774,362,293	11,195,524
Foreign currency related transactions	(740,301)	51,240	(1,151,612)	(68,120)

Net realized gain (loss) on investments and foreign currency related transactions	(5,927,606)	139,620,023	773,210,681	11,127,404

Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)**	67,066,303	138,328,868	111,021,668	5,115,380
Foreign currency related transactions	11,582	(200,747)	49,154	(562)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	67,077,885	138,128,121	111,070,822	5,114,818

Net realized and unrealized gain on investments and foreign currency related transactions	61,150,279	277,748,144	884,281,503	16,242,222

Increase in net assets resulting from operations	$63,722,502	$284,010,071	$941,279,178	$17,204,085

* Foreign taxes withheld	$949,023	$1,766,190	$15,227,854	$210,600
** Foreign tax accrued on Indian investments	$—	$27,869	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING		ING
	International	ING	Emerging Markets
	Value Opportunities	Russia	Fixed Income
	Fund	Fund	Fund

	February 28, 2007(1)	Year Ended	Year Ended
	to October 31,	October 31,	October 31,
	2007	2007	2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$268,656	$12,226,310	$34,302
Interest, net of foreign taxes withheld*	1,000	—	8,824,835
Securities lending income	—	276,229	—

Total investment income	269,656	12,502,539	8,859,137

EXPENSES:
Investment management fees	54,962	10,861,996	879,513

Distribution and service fees:
Class A	17,161	2,172,393	53,058
Class B	23	—	3,439
Class C	27	—	8,519

Transfer agent fees:
Class A	5,177	768,297	6,290
Class B	1	—	104
Class C	2	—	265
Class I	1	—	5,747
Administrative service fees	6,870	868,951	136,204
Shareholder reporting expense	2,290	217,887	14,023
Registration fees	36,444	87,653	53,737
Professional fees	2,025	103,622	10,832
Custody and accounting expense	7,168	1,816,710	25,204
Trustee fees	689	29,668	1,710
Offering expense	57,288	—	13,699
Miscellaneous expense	2,773	29,116	4,454
Interest expense	—	58,135	2,894

Total expenses	192,901	17,014,428	1,219,692
Net recouped (waived and reimbursed) fees	(96,662)	—	111,594

Net expenses	96,239	17,014,428	1,331,286

Net investment income (loss)	173,417	(4,511,889)	7,527,851

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain (loss) on:
Investments	48,769	142,304,308	(476,173)
Foreign currency related transactions	6,623	(19,665)	(37,803)
Futures	—	—	(209,822)

Net realized gain (loss) on investments, foreign currency related transactions, and futures	55,392	142,284,643	(723,798)

Net change in unrealized appreciation or depreciation on:
Investments	413,782	177,635,237	379,215
Foreign currency related transactions	(468)	1,173	10,290
Futures	—	—	16,969

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	413,314	177,636,410	406,474

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	468,706	319,921,053	(317,324)

Increase in net assets resulting from operations	$642,123	$315,409,164	$7,210,527

* Foreign taxes withheld	$27,790	$1,730,818	$63,509

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

	ING	ING
	Global	Diversified
	Bond	International
	Fund	Fund

INVESTMENT INCOME:
Dividends	$16,225	$—
Dividends from affiliated underlying funds	—	2,373,551
Interest, net of foreign taxes withheld*(1)	1,052,385	—

Total investment income	1,068,610	2,373,551

EXPENSES:
Investment management fees	107,310	—

Distribution and service fees:
Class A	65,614	660,320
Class B	1,850	326,808
Class C	3,959	1,132,231
Class R	—	1,584

Transfer agent fees:
Class A	2,779	258,025
Class B	20	31,926
Class C	43	110,607
Class I	—	23
Class R	—	309
Administrative service fees	26,827	410,369
Shareholder reporting expense	27,520	121,042
Registration fees	41,255	102,086
Professional fees	10,775	100,518
Custody and accounting expense	24,450	10,134
Trustee fees	705	11,816
Offering expense	75,093	80,070
Miscellaneous expense	6,584	13,300
Interest expense	980	—

Total expenses	395,764	3,371,168
Net waived and reimbursed fees	(150,223)	(1,428,893)

Net expenses	245,541	1,942,275

Net investment income	823,069	431,276

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENTS IN AFFILIATED UNDERLYING FUNDS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:

Net realized gain on:
Investments	250,785	—
Distributions of realized gains from affiliated underlying funds	—	6,074,811
Investments in affiliated underlying funds	—	1,741,326
Foreign currency related transactions	338,153	—
Futures and swaps	209,335	—

Net realized gain on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, and swaps	798,273	7,816,137

Net change in unrealized appreciation or depreciation on:
Investments	965,605	—
Investments in affiliated underlying funds	—	97,142,153
Foreign currency related transactions	81,396	—
Futures and swaps	(107,315)	—

Net change in unrealized appreciation or depreciation on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, and swaps	939,686	97,142,153

Net realized and unrealized gain on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, and swaps	1,737,959	104,958,290

Increase in net assets resulting from operations	$2,561,028	$105,389,566

* Foreign taxes withheld	$2,303	$—
(1) Affiliated income	$125,220	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Equity		ING Global Natural
	Dividend Fund		Resources Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$9,943,310	$6,077,893	$(367,759)	$(736,753)
Net realized gain on investments and foreign currency related transactions	27,811,655	11,756,201	26,954,117	44,515,644
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	6,761,896	23,693,909	21,662,769	(6,717,073)

Net increase in net assets resulting from operations	44,516,861	41,528,003	48,249,127	37,061,818

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(5,670,697)	(2,877,316)	(2,937,873)	(180,375)
Class B	(1,472,137)	(1,049,974)	—	—
Class C	(2,980,276)	(1,773,737)	—	—
Class I	(8)	—	—	—
Class O	(499,649)	—	—	—

Net realized gains:
Class A	(5,696,724)	(1,118,180)	(3,999,909)	—
Class B	(2,232,186)	(431,639)	—	—
Class C	(3,980,153)	(736,438)	—	—
Class O	(83,443)	—	—	—

Total distributions	(22,615,273)	(7,987,284)	(6,937,782)	(180,375)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	202,562,312	95,777,433	16,678,962	22,092,980
Dividends reinvested	14,663,596	4,690,850	6,190,526	161,561

	217,225,908	100,468,283	22,869,488	22,254,541
Cost of shares redeemed	(81,136,802)	(53,698,155)	(27,924,321)	(25,464,330)

Net increase (decrease) in net assets resulting from capital share transactions	136,089,106	46,770,128	(5,054,833)	(3,209,789)

Net increase in net assets	157,990,694	80,310,847	36,256,512	33,671,654

NET ASSETS:
Beginning of year	231,273,582	150,962,735	121,112,423	87,440,769

End of year	$389,264,276	$231,273,582	$157,368,935	$121,112,423

Undistributed net investment income at end of year	$2,265,845	$957,740	$515,975	$2,905,734

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Real Estate Fund		ING Global Value Choice Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$9,309,818	$2,837,465	$(279,174)	$78,035
Net realized gain on investments and foreign currency related transactions	3,038,303	13,064,195	20,403,387	14,298,259
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	111,748,957	96,617,009	11,089,799	4,744,044

Net increase in net assets resulting from operations	124,097,078	112,518,669	31,214,012	19,120,338

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(36,353,919)	(5,490,053)	—	(322,489)
Class B	(2,289,473)	(386,380)	—	—
Class C	(9,440,529)	(986,253)	—	(35,318)
Class I	(1,235,834)	(149,037)	—	—
Class O	(800,532)	—	—	—
Class Q	—	—	—	(39,663)

Net realized gains:
Class A	(7,533,675)	(8,946,554)	—	—
Class B	(577,495)	(920,111)	—	—
Class C	(2,018,085)	(2,017,572)	—	—
Class I	(167,262)	(103,752)	—	—
Class O	(47,650)	—	—	—

Total distributions	(60,464,454)	(18,999,712)	—	(397,470)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,452,457,984	386,972,514	23,951,269	22,826,540
Dividends reinvested	46,781,605	13,607,657	—	232,139

	1,499,239,589	400,580,171	23,951,269	23,058,679
Cost of shares redeemed	(602,805,919)	(54,880,614)	(30,529,879)	(36,462,732)

Net increase (decrease) in net assets resulting from capital share transactions	896,433,670	345,699,557	(6,578,610)	(13,404,053)

Net increase in net assets	960,066,294	439,218,514	24,635,402	5,318,815

NET ASSETS:
Beginning of year	619,505,151	180,286,637	106,047,757	100,728,942

End of year	$1,579,571,445	$619,505,151	$130,683,159	$106,047,757

Undistributed net investment income (distribution in excess of net investment income) at end of year	$(8,882,330)	$(1,380,929)	$409,172	$4,954

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Disciplined
	International
	SmallCap Fund	ING Emerging Countries Fund

	December 20, 2006(1)	Year Ended	Year Ended
	to October 31,	October 31,	October 31,
	2007	2007	2006

FROM OPERATIONS:
Net investment income	$2,228,967	$3,516,628	$2,988,696
Net realized gain on investments and foreign currency related transactions	2,282,503	46,867,839	19,176,929
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	22,941,221	39,650,088	14,193,064

Net increase in net assets resulting from operations	27,452,691	90,034,555	36,358,689

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	(1,896,150)	(521,510)
Class B	—	(83,261)	—
Class C	—	(323,450)	(76,339)
Class I	—	(446,558)	—
Class M	—	(13,746)	(1,172)
Class Q	—	(179,954)	(72,796)

Total distributions	—	(2,943,119)	(671,817)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	492,620,976	112,724,921	104,928,041
Dividends reinvested	—	2,492,354	558,626

	492,620,976	115,217,275	105,486,667
Cost of shares redeemed	(54,286,888)	(79,923,522)	(65,590,355)

Net increase in net assets resulting from capital share transactions	438,334,088	35,293,753	39,896,312

Net increase in net assets	465,786,779	122,385,189	75,583,184

NET ASSETS:
Beginning of period	—	208,259,290	132,676,106

End of period	$465,786,779	$330,644,479	$208,259,290

Undistributed net investment income at end of period	$2,461,339	$3,092,434	$2,923,300

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING Greater China Fund
	ING Foreign Fund
				December 21,
	Year Ended	Year Ended	Year Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$2,085,807	$678,207	$210,200	$119,633
Net realized gain (loss) on investments and foreign currency related transactions	47,020,133	15,514,636	7,910,177	(99,352)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	111,918,325	63,917,689	29,642,227	3,519,820

Net increase in net assets resulting from operations	161,024,265	80,110,532	37,762,604	3,540,101

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	—	(127,574)	—
Class B	—	—	(9,360)	—
Class C	—	—	(5,789)	—
Class I	—	—	(143)	—

Net realized gains:
Class A	(8,170,693)	(3,149,065)	(219)	—
Class B	(1,424,431)	(602,429)	(24)	—
Class C	(5,882,217)	(2,293,757)	(21)	—
Class I	(2,373,358)	(25,483)	—	—
Class Q	(43,762)	(26,071)	—	—

Total distributions	(17,894,461)	(6,096,805)	(143,130)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	228,656,436	225,899,108	51,182,704	26,394,340
Dividends reinvested	12,389,371	3,983,760	73,388	—

	241,045,807	229,882,868	51,256,092	26,394,340
Cost of shares redeemed	(116,454,629)	(65,228,166)	(23,031,761)	(2,122,686)

Net increase in net assets resulting from capital share transactions	124,591,178	164,654,702	28,224,331	24,271,654

Net increase in net assets	267,720,982	238,668,429	65,843,805	27,811,755

NET ASSETS:
Beginning of period	474,499,484	235,831,055	27,811,755	—

End of period	$742,220,466	$474,499,484	$93,655,560	$27,811,755

Undistributed net investment income at end of period	$6,305,480	$727,435	$197,081	$137,964

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus		ING International
	International Equity Fund		Capital Appreciation Fund

		December 21,		December 21,
	Year Ended	2005(1) to	Year Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$1,813,920	$816,012	$420,935	$105,745
Net realized gain on investments and foreign currency related transactions	12,541,967	1,855,644	5,266,719	1,085,185
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,978,045	5,710,561	24,274,753	3,494,526

Net increase in net assets resulting from operations	22,333,932	8,382,217	29,962,407	4,685,456

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(87,342)	—	(23,107)	—
Class B	(1,478)	—	(260)	—
Class C	(2,010)	—	(23)	—
Class I	(863,636)	—	(383,682)	—

Net realized gains:
Class A	(291,175)	—	(108,029)	—
Class B	(6,890)	—	(1,967)	—
Class C	(12,818)	—	(1,476)	—
Class I	(1,953,787)	—	(1,126,292)	—

Total distributions	(3,219,136)	—	(1,644,836)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	62,111,210	91,204,957	73,718,329	58,564,363
Dividends reinvested	2,857,702	—	1,517,633	—

	64,968,912	91,204,957	75,235,962	58,564,363
Cost of shares redeemed	(52,958,552)	(7,694,903)	(7,155,866)	(12,241,259)

Net increase in net assets resulting from capital share transactions	12,010,360	83,510,054	68,080,096	46,323,104

Net increase in net assets	31,125,156	91,892,271	96,397,667	51,008,560

NET ASSETS:
Beginning of period	91,892,271	—	51,008,560	—

End of period	$123,017,427	$91,892,271	$147,406,227	$51,008,560

Undistributed net investment income at end of period	$2,158,663	$888,758	$1,765,493	$422,118

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International
	Equity Dividend Fund	ING International
		Growth Opportunities Fund
	June 28,
	2007(1) to	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2007	2007	2006

FROM OPERATIONS:
Net investment income	$193,602	$128,203	$1,076,925
Net realized gain on investments and foreign currency related transactions	130,192	23,520,588	18,604,719
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	3,429,639	11,840,950	4,910,755

Net increase in net assets resulting from operations	3,753,433	35,489,741	24,592,399

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	—	(680,068)	(808,009)
Class B	—	(66,840)	(134,209)
Class C	—	(70,208)	(114,855)
Class I	—	(212,485)	(475,409)
Class Q	—	(379,024)	(281,619)

Net realized gains:
Class A	—	(5,041,992)	—
Class B	—	(1,473,205)	—
Class C	—	(1,405,761)	—
Class I	—	(1,170,829)	—
Class Q	—	(2,425,795)	—

Total distributions	—	(12,926,207)	(1,814,101)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	57,663,013	24,042,736	40,612,022
Dividends reinvested	—	11,571,000	1,681,978

	57,663,013	35,613,736	42,294,000
Redemption fee proceeds	—	—	257
Cost of shares redeemed	(110,155)	(46,253,686)	(53,702,310)

Net increase (decrease) in net assets resulting from capital share transactions	57,552,858	(10,639,950)	(11,408,053)

Net increase in net assets	61,292,610	11,923,584	11,370,245

NET ASSETS:
Beginning of period	—	131,904,925	120,534,680

End of period	$61,306,291	$143,828,509	$131,904,925

Undistributed net investment income at end of period	$314,015	$118,948	$1,393,902

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Real Estate Fund		ING International SmallCap Fund

	Year Ended	February 28, 2006(1)	Year Ended	Year Ended
	October 31,	to October 31,	October 31,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$2,572,223	$264,817	$6,261,927	$2,559,972
Net realized gain (loss) on investments and foreign currency related transactions	(5,927,606)	(265,508)	139,620,023	62,907,548
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	67,077,885	7,393,293	138,128,121	32,230,993

Net increase in net assets resulting from operations	63,722,502	7,392,602	284,010,071	97,698,513

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(3,122,648)	(120,231)	(1,450,677)	(1,533,625)
Class B	(87,059)	(1,428)	—	—
Class C	(800,946)	(19,994)	(3,361)	(57,978)
Class I	(1,247,020)	(34,816)	(1,454,644)	(164,327)
Class Q	—	—	(542,824)	(617,820)

Total distributions	(5,257,673)	(176,469)	(3,451,506)	(2,373,750)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	476,221,868	92,161,082	582,975,064	309,748,096
Dividends reinvested	3,314,796	62,630	2,386,090	1,879,677

	479,536,664	92,223,712	585,361,154	311,627,773
Cost of shares redeemed	(97,047,896)	(8,592,241)	(251,064,888)	(161,509,548)

Net increase in net assets resulting from capital share transactions	382,488,768	83,631,471	334,296,266	150,118,225

Net increase in net assets	440,953,597	90,847,604	614,854,831	245,442,988

NET ASSETS:
Beginning of period	90,847,604	—	586,452,588	341,009,600

End of period	$531,801,201	$90,847,604	$1,201,307,419	$586,452,588

Undistributed net investment income at end of period	$18,780,674	$2,391,308	$6,310,276	$3,446,324

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING International
	ING International Value Fund		Value Choice Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$56,997,675	$38,146,974	$961,863	$403,477
Net realized gain on investments and foreign currency related transactions	773,210,681	492,808,704	11,127,404	1,062,416
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	111,070,822	552,897,031	5,114,818	3,116,419

Net increase in net assets resulting from operations	941,279,178	1,083,852,709	17,204,085	4,582,312

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(18,482,190)	(14,654,043)	(98,246)	(65,003)
Class B	(533,208)	(194,108)	—	(16,400)
Class C	(1,845,996)	(1,042,925)	—	—
Class I	(22,422,943)	(15,430,051)	(317,928)	(15,496)
Class Q	(267,155)	(268,368)	—	—

Net realized gains:
Class A	(197,689,141)	(133,758,480)	(310,768)	(106,743)
Class B	(36,175,155)	(30,856,576)	(60,618)	(32,501)
Class C	(73,056,964)	(51,541,230)	(75,307)	(33,480)
Class I	(171,997,304)	(94,544,982)	(671,110)	—
Class Q	(2,584,599)	(2,101,201)	—	—

Total distributions	(525,054,655)	(344,391,964)	(1,533,977)	(269,623)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	981,748,449	828,247,984	62,085,850	58,821,061
Dividends reinvested	372,072,665	245,908,881	1,417,746	176,320

	1,353,821,114	1,074,156,865	63,503,596	58,997,381
Cost of shares redeemed	(1,219,257,275)	(1,022,244,408)	(56,041,699)	(10,034,154)

Net increase in net assets resulting from capital share transactions	134,563,839	51,912,457	7,461,897	48,963,227

Net increase in net assets	550,788,362	791,373,202	23,132,005	53,275,916

NET ASSETS:
Beginning of year	4,847,989,112	4,056,615,910	62,614,497	9,338,581

End of year	$5,398,777,474	$4,847,989,112	$85,746,502	$62,614,497

Undistributed net investment income at end of year	$52,954,318	$40,659,747	$809,824	$332,255

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International
	Value Opportunities
	Fund	ING Russia Fund

	February 28, 2007(1)	Year Ended	Year Ended
	to October 31,	October 31,	October 31,
	2007	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$173,417	$(4,511,889)	$(3,690,687)
Net realized gain on investments and foreign currency related transactions	55,392	142,284,643	46,256,786
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	413,314	177,636,410	174,358,878

Net increase in net assets resulting from operations	642,123	315,409,164	216,924,977

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains	—	(43,574,710)	—

Total distributions	—	(43,574,710)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,090,135	280,987,914	528,911,241
Dividends reinvested	—	37,402,991	—

	10,090,135	318,390,905	528,911,241
Redemption fee proceeds	—	3,086,432	2,984,157
Cost of shares redeemed	(29,678)	(422,755,301)	(268,475,876)

Net increase (decrease) in net assets resulting from capital share transactions	10,060,457	(101,277,964)	263,419,522

Net increase in net assets	10,702,580	170,556,490	480,344,499

NET ASSETS:
Beginning of period	—	751,947,250	271,602,751

End of period	$10,702,580	$922,503,740	$751,947,250

Undistributed net investment income at end of period	$200,203	$—	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Emerging Markets
	Fixed Income Fund		ING Global Bond Fund

		December 21,		June 30,
	Year Ended	2005(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$7,527,851	$707,511	$823,069	$200,566
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(723,798)	82,947	798,273	348,838
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	406,474	267,454	939,686	229,037

Net increase in net assets resulting from operations	7,210,527	1,057,912	2,561,028	778,441

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(1,326,791)	(587,392)	(1,111,960)	(154,905)
Class B	(17,775)	(4,028)	(6,982)	(8)
Class C	(40,349)	(9,308)	(15,266)	(71)
Class I	(6,243,283)	(513)	(47)	(7)

Net realized gains:
Class A	(71,166)	—	(443,199)	—
Class B	(814)	—	(718)	—
Class C	(946)	—	(756)	—
Class I	—	—	(18)	—

Total distributions	(7,701,124)	(601,241)	(1,578,946)	(154,991)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	310,896,270	26,474,530	4,813,090	25,224,747
Dividends reinvested	6,461,870	29,467	44,534	—

	317,358,140	26,503,997	4,857,624	25,224,747
Cost of shares redeemed	(27,962,963)	(202,829)	(830,470)	—

Net increase in net assets resulting from capital share transactions	289,395,177	26,301,168	4,027,154	25,224,747

Net increase in net assets	288,904,580	26,757,839	5,009,236	25,848,197

NET ASSETS:
Beginning of period	26,757,839	—	25,848,197	—

End of period	$315,662,419	$26,757,839	$30,857,433	$25,848,197

Undistributed net investment income (distribution in excess of net investment income) at end of period	$—	$113,485	$24,974	$(11,046)

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Diversified
	International Fund

		December 21,
	Year Ended	2005(1) to
	October 31,	October 31,
	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$431,276	$(741,875)
Net realized gain (loss) on investments in affiliated underlying funds	7,816,137	(1,565,439)
Net change in unrealized appreciation or depreciation on investments in affiliated underlying funds	97,142,153	18,100,115

Net increase in net assets resulting from operations	105,389,566	15,792,801

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(968,683)	—
Class B	(17,195)	—
Class C	(76,872)	—
Class I	(55)	—
Class R	(472)	—

Total distributions	(1,063,277)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	299,856,179	264,857,407
Dividends reinvested	792,330	—

	300,648,509	264,857,407
Cost of shares redeemed	(71,791,916)	(17,677,662)

Net increase in net assets resulting from capital share transactions	228,856,593	247,179,745

Net increase in net assets	333,182,882	262,972,546

NET ASSETS:
Beginning of period	262,972,546	—

End of period	$596,155,428	$262,972,546

Undistributed net investment income at end of period	$3,523,584	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

							September 17,
	Year Ended October 31,						2003(1) to
							October 31,
	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.76		13.07	12.41		10.49	10.00

Income from investment operations:
Net investment income	$0.54	*	0.54	0.47	*	0.44	0.02
Net realized and unrealized gain on investments and foreign currency related transactions	$1.84		2.85	0.92		1.87	0.47
Total from investment operations	$2.38		3.39	1.39		2.31	0.49

Less distributions from:
Net investment income	$0.55		0.51	0.54		0.39	—
Net realized gains on investments	$0.75		0.19	0.19		—	—
Total distributions	$1.30		0.70	0.73		0.39	—
Net asset value, end of period	$16.84		15.76	13.07		12.41	10.49

Total Return(2)%	15.80		26.56	11.45		22.59	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$182,669		108,911	73,186		11,316	4,274

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.26		1.27	1.28		3.44	7.00
Net expenses after expense reimbursement/ recoupment (3)(4)%	1.26		1.33	1.40		1.40	1.40
Net investment income after expense reimbursement/ recoupment(3)(4)%	3.31		3.76	3.60		4.39	3.58
Portfolio turnover rate %	36		50	57		60	3

	Class B

						October 24,
	Year Ended October 31,					2003(1) to
						October 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.72	13.05	12.37		10.49	10.31

Income from investment operations:
Net investment income	$0.39	0.43	0.37	*	0.42	0.00 **
Net realized and unrealized gain on investments and foreign currency related transactions	$1.86	2.84	0.92		1.82	0.18
Total from investment operations	$2.25	3.27	1.29		2.24	0.18

Less distributions from:
Net investment income	$0.43	0.41	0.42		0.36	—
Net realized gains on investments	$0.75	0.19	0.19		—	—
Total distributions	$1.18	0.60	0.61		0.36	—
Net asset value, end of period	$16.79	15.72	13.05		12.37	10.49

Total Return(2)%	14.94	25.55	10.65		21.92	1.75

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$58,093	44,936	28,811		3,303	12

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.01	2.02	2.03		4.19	7.75
Net expenses after expense reimbursement/ recoupment (3)(4)%	2.01	2.08	2.15		2.15	2.15
Net investment income (loss) after expense reimbursement/ recoupment(3)(4)%	2.53	3.05	2.83		4.03	(0.67)
Portfolio turnover rate %	36	50	57		60	3

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

						October 29,
	Year Ended October 31,					2003(1) to
						October 31,
	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$15.69	13.02	12.37		10.48	10.44

Income from investment operations:
Net investment income	$0.39	0.43	0.37	*	0.39	0.00 **
Net realized and unrealized gain on investments and foreign currency related transactions	$1.86	2.84	0.90		1.86	0.04
Total from investment operations	$2.25	3.27	1.27		2.25	0.04

Less distributions from:
Net investment income	$0.44	0.41	0.43		0.36	—
Net realized gains on investments	$0.75	0.19	0.19		—	—
Total distributions	$1.19	0.60	0.62		0.36	—
Net asset value, end of period	$16.75	15.69	13.02		12.37	10.48

Total Return(2)%	14.94	25.62	10.51		21.99	0.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$124,765	77,426	48,965		3,655	19

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.01	2.02	2.03		4.19	7.75
Net expenses after expense reimbursement/ recoupment (3)(4)%	2.01	2.08	2.15		2.15	2.15
Net investment income (loss) after expense reimbursement/ recoupment(3)(4)%	2.54	3.03	2.82		3.99	(0.88)
Portfolio turnover rate %	36	50	57		60	3

Class I

August 1,
2007(1) to
October 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$15.81

Income from investment operations:
Net investment income	$0.12 *
Net realized and unrealized gain on investments and foreign currency related transactions	$1.03
Total from investment operations	$1.15

Less distributions from:
Net investment income	$0.13
Total distributions	$0.13
Net asset value, end of period	$16.83

Total Return(2)%	7.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1

Ratios to average net assets:
Expenses(3)%	0.90
Net investment income(3)%	2.98
Portfolio turnover rate %	36

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class O

November 15,
2006(1) to
October 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$15.86

Income from investment operations:
Net investment income	$0.55 *
Net realized and unrealized gain on investments and foreign currency related transactions	$1.74
Total from investment operations	$2.29

Less distributions from:
Net investment income	$0.57
Net realized gains on investments	$0.75
Total distributions	$1.32
Net asset value, end of period	$16.83

Total Return(2)%	15.12

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,737

Ratios to average net assets:
Expenses(3)%	1.26
Net investment income(3)%	3.46
Portfolio turnover rate %	36

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL NATURAL RESOURCES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class A

		Year Ended October 31,

		2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$10.46	7.34	7.09	6.94	4.40

Income (loss) from investment operations:
Net investment loss		$(0.03)	(0.06)	(0.06)	(0.05)	(0.02)
Net realized and unrealized gain on investments and foreign currency related transactions		$4.36	3.20	0.54	0.20	2.56
Total from investment operations		$4.33	3.14	0.48	0.15	2.54

Less distributions from:
Net investment income		$0.26	0.02	0.23	—	—
Net realized gains on investments		$0.35	—	—	—	—
Total distributions		$0.61	0.02	0.23	—	—
Net asset value, end of year		$14.18	10.46	7.34	7.09	6.94

Total Return(2)%		43.22	42.76	6.81	2.16	57.73

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$157,367	121,112	87,441	91,756	101,696

Ratios to average net assets:
Expenses	%	1.44†	1.42	1.56	1.44	1.57
Net investment loss	%	(0.28)	(0.61)	(0.77)	(0.69)	(0.36)
Portfolio turnover rate	%	121	158	78	77	94

Class I

August 1,
2007(1) to
October 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$12.07

Income from investment operations:
Net investment income	$0.00 *
Net realized and unrealized gain on investments and foreign currency related transactions	$2.12
Total from investment operations	$2.12
Net asset value, end of period	$14.19

Total Return(2)%	17.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2

Ratios to average net assets:
Expenses(3)%	1.08 †
Net investment income(3)%	0.09
Portfolio turnover rate %	121

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

* Amount is less than $0.005.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended October 31,

	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$22.23		17.14		15.40		13.06	10.40

Income from investment operations:
Net investment income	$0.22	*	0.20	*	0.26	*†	0.27	0.57
Net realized and unrealized gain on investments and foreign currency related transactions	$3.13		6.41		2.94	†	3.26	2.79
Total from investment operations	$3.35		6.61		3.20		3.53	3.36

Less distributions from:
Net investment income	$1.08		0.46		0.54		0.43	0.54
Net realized gains on investments	$0.31		1.06		0.92		0.76	0.16
Total distributions	$1.39		1.52		1.46		1.19	0.70
Net asset value, end of year	$24.19		22.23		17.14		15.40	13.06

Total Return(1)%	15.44		41.09		21.95		28.90	33.77

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,115,493		467,405		138,314		95,561	41,549

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment %	1.30		1.39		1.50		1.55	1.95
Net expenses after expense reimbursement/recoupment (2)%	1.30		1.39		1.59		1.75	1.75
Net investment income after expense reimbursement/recoupment(2)%	0.96		1.04		1.58	†	2.55	5.14
Portfolio turnover rate %	57		39		91		129	124

	Class B

	Year Ended October 31,

	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$19.20		15.01		13.67		11.74	9.43

Income from investment operations:
Net investment income	$0.04	*	0.05	*	0.12	*†	0.14	0.48
Net realized and unrealized gain on investments and foreign currency related transactions	$2.69		5.56		2.59	†	2.90	2.47
Total from investment operations	$2.73		5.61		2.71		3.04	2.95

Less distributions from:
Net investment income	$0.95		0.36		0.45		0.35	0.48
Net realized gains on investments	$0.31		1.06		0.92		0.76	0.16
Total distributions	$1.26		1.42		1.37		1.11	0.64
Net asset value, end of year	$20.67		19.20		15.01		13.67	11.74

Total Return(1)%	14.59		40.04		21.05		27.89	32.83

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$57,837		31,677		12,302		4,736	1,506

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment %	2.05		2.14		2.25		2.30	2.70
Net expenses after expense reimbursement/recoupment (2)%	2.05		2.14		2.34		2.50	2.50
Net investment income after expense reimbursement/recoupment(2)%	0.22		0.31		0.79	†	1.78	4.44
Portfolio turnover rate %	57		39		91		129	124

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12 and $0.10, increase net realized and unrealized gain on investments per share by $0.12 and $0.10 and decrease the ratio of net investment income to average net assets from 2.31% to 1.58% and 1.51% to 0.79% on Class A and Class B.

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Year Ended October 31,

	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$20.10		15.65		14.19		12.14	9.70

Income from investment operations:
Net investment income	$0.04	*	0.05	*	0.12	*†	0.14	0.45
Net realized and unrealized gain on investments and foreign currency related transactions	$2.82		5.82		2.71	†	3.02	2.60
Total from investment operations	$2.86		5.87		2.83		3.16	3.05

Less distributions from:
Net investment income	$0.95		0.36		0.45		0.35	0.45
Net realized gains on investments	$0.31		1.06		0.92		0.76	0.16
Total distributions	$1.26		1.42		1.37		1.11	0.61
Net asset value, end of year	$21.70		20.10		15.65		14.19	12.14

Total Return(2)%	14.57		40.06		21.11		27.93	32.89

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$303,235		109,197		27,989		7,817	1,732

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment %	2.05		2.14		2.25		2.30	2.70
Net expenses after expense reimbursement/ recoupment (4)%	2.05		2.14		2.34		2.50	2.50
Net investment income after expense reimbursement/ recoupment(4)%	0.20		0.29		0.78	†	1.72	4.60
Portfolio turnover rate %	57		39		91		129	124

	Class I

					June 3,
	Year Ended October 31,				2005(1) to
					October 31,
	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$22.23		17.14		16.32

Income from investment operations:
Net investment income	$0.28	*	0.28	*	0.14 *††
Net realized and unrealized gain on investments and foreign currency related transactions	$3.16		6.39		0.86 ††
Total from investment operations	$3.44		6.67		1.00

Less distributions from:
Net investment income	$1.15		0.52		0.18
Net realized gains on investments	$0.31		1.06		—
Total distributions	$1.46		1.58		0.18
Net asset value, end of period	$24.21		22.23		17.14

Total Return(2)%	15.88		41.49		6.14

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$76,869		11,226		1,681

Ratios to average net assets:
Gross expenses prior to expense reimbursement /recoupment(3)%	0.95		1.06		1.22
Net expenses after expense reimbursement/ recoupment (3)(4)%	0.95		1.06		1.30
Net investment income after expense reimbursement/ recoupment(3)(4)%	1.24		1.40		0.85 †
Portfolio turnover rate %	57		39		91

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

†   Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.11, increase net realized and unrealized gain on investments per share by $0.11 and decrease the ratio of net investment income to average net assets from 1.51% to 0.78% for Class C.

††   Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the five months ended October 31, 2005 was to decrease the net investment income per share by $0.30, increase net realized and unrealized gain on investments per share by $0.30 and decrease the ratio of net investment income to average net assets from 2.60% to 0.85% for Class I.

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

Class O

November 15,
2006(1) to
October 31,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$22.20

Income from investment operations:
Net investment income	$0.20 *
Net realized and unrealized gain on investments and foreign currency related transactions	$3.20
Total from investment operations	$3.40

Less distributions from:
Net investment income	$1.10
Net realized gains on investments	$0.31
Total distributions	$1.41
Net asset value, end of period	$24.19

Total Return(2)%	15.68

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,137

Ratios to average net assets:
Expenses(3)%	1.30
Net investment income(3)%	0.90
Portfolio turnover rate %	57

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended October 31,

	2007	2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$21.72	18.16	15.96		14.76	12.36

Income (loss) from investment operations:
Net investment income (loss)	$0.01	0.08	0.09		(0.04)	(0.06)
Net realized and unrealized gain on investments and foreign currency related transactions	$6.67	3.62	2.11		1.24	2.46
Total from investment operations	$6.68	3.70	2.20		1.20	2.40

Less distributions from:
Net investment income	$—	0.14	—		—	—
Total distributions	$—	0.14	—		—	—
Payment by affiliate	$—	—	0.00	**	—	—
Net asset value, end of year	$28.40	21.72	18.16		15.96	14.76

Total Return(1)%	30.76	20.48	13.78	†	8.13	19.42

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$58,600	47,305	41,941		46,133	56,877

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(2)%	1.77	1.78	1.90		1.77	1.93
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	1.82	1.78	1.85		1.85	1.85
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)%	1.81	1.77	1.85		1.85	1.85
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(2)%	0.04	0.40	0.46		(0.21)	(0.35)
Portfolio turnover rate %	66	77	129		101	125

	Class B

	Year Ended October 31,

	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$23.54		19.67	17.39		16.19	13.65

Income (loss) from investment operations:
Net investment loss	$(0.17	)*	(0.04)	(0.04)		(0.17)	(0.16)
Net realized and unrealized gain on investments and foreign currency related transactions	$7.21		3.91	2.32		1.37	2.70
Total from investment operations	$7.04		3.87	2.28		1.20	2.54
Payment by affiliate	$—		—	0.00	**	—	—
Net asset value, end of year	$30.58		23.54	19.67		17.39	16.19

Total Return(1)%	29.91		19.67	13.11	†	7.41	18.61

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$22,049		21,364	23,483		28,559	35,459

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(2)%	2.42		2.43	2.55		2.42	2.58
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	2.47		2.43	2.50		2.50	2.50
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)%	2.46		2.42	2.50		2.50	2.50
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(2)%	(0.62)		(0.25)	(0.19)		(0.87)	(1.00)
Portfolio turnover rate %	66		77	129		101	125

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

†   In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Year Ended October 31,

	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$20.93		17.50	15.48		14.41	12.14

Income (loss) from investment operations:
Net investment loss	$(0.14	)*	(0.05)	(0.04)		(0.15)	(0.15)
Net realized and unrealized gain on investments and foreign currency related transactions	$6.39		3.50	2.06		1.22	2.42
Total from investment operations	$6.25		3.45	2.02		1.07	2.27

Less distributions from:
Net investment income	$—		0.02	—		—	—
Total distributions	$—		0.02	—		—	—
Payment by affiliate	$—		—	0.00	**	—	—
Net asset value, end of year	$27.18		20.93	17.50		15.48	14.41

Total Return(2)%	29.86		19.73	13.05	†	7.43	18.70

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$39,537		31,612	30,918		35,784	45,476

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture %	2.42		2.43	2.55		2.42	2.58
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(4)%	2.47		2.43	2.50		2.50	2.50
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(4)%	2.46		2.42	2.50		2.50	2.50
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(4)%	(0.60)		(0.26)	(0.19)		(0.87)	(1.01)
Portfolio turnover rate %	66		77	129		101	125

	Class I

		September 6,
	Year Ended	2006(1) to
	October 31,	October 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$21.73	21.31

Income (loss) from investment operations:
Net investment gain (loss)	$0.15	(0.11)
Net realized and unrealized gain on investments and foreign currency related transactions	$6.69	0.53
Total from investment operations	$6.84	0.42
Net asset value, end of period	$28.57	21.73

Total Return(2)%	31.48	1.97

Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$7,845	3,010

Ratio to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.25	1.27
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.30	1.26
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.29	1.26
Net investment gain (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.67	(0.69)
Portfolio turnover rate %	66	77

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†   In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q

	Year Ended October 31,

	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$25.44		21.25		18.61		17.17	14.34

Income (loss) from investment operations:
Net investment income (loss)	$0.08	*	0.18	*	0.15		0.01	(0.01)
Net realized and unrealized gain on investments and foreign currency related transactions	$7.84		4.20		2.49		1.43	2.84
Total from investment operations	$7.92		4.38		2.64		1.44	2.83

Less distributions from:
Net investment income	$—		0.19		—		—	—
Total distributions	$—		0.19		—		—	—
Payment by affiliate	$—		—		0.00	**	—	—
Net asset value, end of year	$33.36		25.44		21.25		18.61	17.17

Total Return(1)%	31.13		20.75		14.19	†	8.39	19.74

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,652		2,757		4,387		4,223	6,454

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	1.50		1.52		1.60		1.51	1.62
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	1.55		1.52		1.55		1.59	1.54
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	1.54		1.51		1.55		1.59	1.54
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (2)%	0.29		0.75		0.75		0.05	(0.04)
Portfolio turnover rate %	66		77		129		101	125

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

†   In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

	Class A	Class B	Class C	Class I

	December 20,	December 20,	December 20,	December 20,
	2006(1) to	2006(1) to	2006(1) to	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00

Income from investment operations:
Net investment income	$0.14 *	0.06 *	0.02 *	0.13 *
Net realized and unrealized gain on investments and foreign currency related transactions	$1.95	1.96	2.00	2.00
Total from investment operations	$2.09	2.02	2.02	2.13
Net asset value, end of period	$12.09	12.02	12.02	12.13

Total Return(2)%	20.90	20.20	20.20	21.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$69	5	55	465,657

Ratios to average net assets:
Expenses(3)%	1.11	1.86	1.86	0.86
Net investment income(3)%	1.37	0.67	0.25	1.29
Portfolio turnover rate %	116	116	116	116

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND
FINANCIAL HIGHLIGHTS
________________________________________________________________________________

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended October 31,

	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$29.62	23.60	19.40		17.32		12.44

Income from investment operations:
Net investment income	$0.47	0.48	0.19		0.09		0.03
Net realized and unrealized gain on investments and foreign currency related transactions (net of Indian tax)	$11.82	5.68	3.98		2.08		4.85
Total from investment operations	$12.29	6.16	4.17		2.17		4.88

Less distributions from:
Net investment income	$0.43	0.14	0.02		0.09		—
Total distributions	$0.43	0.14	0.02		0.09		—
Payment by affiliate	$—	—	0.05		0.00	**	—
Net asset value, end of year	$41.48	29.62	23.60		19.40		17.32

Total Return(1)%	41.93	26.19	21.76	††	12.58	†	39.23

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$197,307	123,219	87,143		67,282		71,953

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	1.99	2.02	2.09		2.10		2.37
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	1.89	1.92	2.00		2.20		2.27
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)%	1.86	1.91	2.00		2.20		2.27
Net investment income after expense reimbursement/ recoupment and brokerage commission recapture(2)%	1.42	1.80	0.91		0.41		0.22
Portfolio turnover rate %	51	35	124		88		135

	Class B

	Year Ended October 31,

	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$29.04		23.17		19.17		17.15		12.39

Income (loss) from investment operations:
Net investment income (loss)	$0.24	*	0.28	*	0.04		(0.04)		(0.06)
Net realized and unrealized gain on investments and foreign currency related transactions (net of Indian tax)	$11.57		5.59		3.91		2.06		4.82
Total from investment operations	$11.81		5.87		3.95		2.02		4.76

Less distributions from:
Net investment income	$0.18		—		—		—		—
Total distributions	$0.18		—		—		—		—
Payment by affiliate	$—		—		0.05		0.00	**	—
Net asset value, end of year	$40.67		29.04		23.17		19.17		17.15

Total Return(1)%	40.85		25.33		20.87	††	11.78	†	38.42

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$16,648		13,575		12,562		12,581		16,425

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	2.64		2.67		2.74		2.75		3.02
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	2.64		2.67		2.74		2.85		2.92
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	2.61		2.66		2.74		2.85		2.92
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(2)%	0.67		1.06		0.14		(0.30)		(0.40)
Portfolio turnover rate %	51		35		124		88		135

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

†  In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.52% and 11.72% for Class A and Class B, respectively.

††  In 2005, 0.26% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% and 20.61% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Year Ended October 31,

	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$27.53	22.04	18.24		16.32		11.79

Income (loss) from investment operations:
Net investment income (loss)	$0.20	0.25	0.03		(0.03)		(0.06)
Net realized and unrealized gain on investments and foreign currency related transactions (net of Indian tax)	$10.97	5.31	3.72		1.95		4.59
Total from investment operations	$11.17	5.56	3.75		1.92		4.53

Less distributions from:
Net investment income	$0.25	0.07	—		—		—
Total distributions	$0.25	0.07	—		—		—
Payment by affiliate	$—	—	0.05		0.00	**	—
Net asset value, end of year	$38.45	27.53	22.04		18.24		16.32

Total Return(2)%	40.82	25.29	20.83	††	11.76	†	38.42

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$53,885	35,847	20,985		9,680		10,033

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	2.64	2.67	2.74		2.75		3.02
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(4)%	2.64	2.67	2.74		2.85		2.92
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(4)%	2.61	2.66	2.74		2.85		2.92
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (4)%	0.65	1.12	0.25		(0.20)		(0.40)
Portfolio turnover rate %	51	35	124		88		135

	Class I

	Year	December 21,
	Ended	2005(1) to
	October 31,	October 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$29.72	25.52

Income from investment operations:
Net investment income	$0.55	0.65 *
Net realized and unrealized gain on investments and foreign currency related transactions (net of Indian tax)	$11.90	3.55
Total from investment operations	$12.45	4.20

Less distribution from:
Net investment income	$0.54	—
Total distributions	$0.54	—
Net asset value, end of period	$41.63	29.72

Total Return(2)%	42.41	16.46

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$41,551	23,456

Ratio to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.56	1.55
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.56	1.55
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.53	1.54
Net investment income after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.71	2.73
Portfolio turnover rate %	51	35

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

†  In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 11.70%.

††  In 2005, 0.27% of the total return on Class C consists of a payment by affiliate. Excluding this item, total return would have been 20.56%.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q

	Year Ended October 31,

	2007	2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$30.62	24.38		20.03		17.89		12.80

Income from investment operations:
Net investment income	$0.44	0.59	*	0.26		0.09		0.12
Net realized and unrealized gain on investments and foreign currency related transactions (net of Indian tax)	$12.31	5.81		4.07		2.17		4.97
Total from investment operations	$12.75	6.40		4.33		2.26		5.09

Less distributions from:
Net investment income	$0.45	0.16		0.03		0.12		—
Total distributions	$0.45	0.16		0.03		0.12		—
Payment by affiliate	$—	—		0.05		0.00	**	—
Net asset value, end of year	$42.92	30.62		24.38		20.03		17.89

Total Return(1)%	42.05	26.37		21.89	††	12.70	†	39.77

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$21,253	10,700		10,776		8,929		18,168

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	1.81	1.80		1.85		2.00		2.03
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(2)%	1.81	1.80		1.85		2.10		1.93
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(2)%	1.78	1.79		1.85		2.10		1.93
Net investment income after expense reimbursement/ recoupment and brokerage commission recapture(2)%	1.49	2.09		1.12		0.36		0.59
Portfolio turnover rate %	51	35		124		88		135

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sale changes.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

†   In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.64%.

††   In 2005, 0.25% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.64%.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

						July 1,
	Year Ended October 31,					2003(1) to
						October 31,
	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.56	14.79		12.38	11.01	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.10	0.08	*	0.06	0.11	(0.00)**
Net realized and unrealized gain on investments and foreign currency related transactions	$5.56	4.05		2.35	1.44	1.01
Total from investment operations	$5.66	4.13		2.41	1.55	1.01

Less distributions from:
Net investment income	$—	—		—	0.04	—
Return of capital	$—	—		—	0.10	—
Net realized gains on investments	$0.68	0.36		—	0.04	—
Total distributions	$0.68	0.36		—	0.18	—
Net asset value, end of period	$23.54	18.56		14.79	12.38	11.01

Total Return(2)%	31.32	28.39		19.47	14.25	10.10

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$349,917	219,819		122,883	62,949	6,598

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	1.54	1.58		1.66	1.95	6.03
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.54	1.65		1.68	1.70	1.95
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.54	1.65		1.68	1.70	1.95
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.59	0.49		0.53	0.37	(0.32)
Portfolio turnover rate %	69	65		81	141	50

	Class B

							July 8,
	Year Ended October 31,						2003(1) to
							October 31,
	2007	2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.11	14.55		12.26	10.99		10.29

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.04	)*	(0.03)	(0.05	)*	(0.01)
Net realized and unrealized gains on investments and foreign currency related transactions	$5.38	3.96		2.32	1.49		0.71
Total from investment operations	$5.35	3.92		2.29	1.44		0.70

Less distributions from:
Net investment income	$—	—		—	0.03		—
Return of capital	$—	—		—	0.10		—
Net realized gains on investments	$0.68	0.36		—	0.04		—
Total distributions	$0.68	0.36		—	0.17		—
Net asset value, end of period	$22.78	18.11		14.55	12.26		10.99

Total Return(2)%	30.35	27.40		18.68	13.32		6.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$50,276	38,136		22,944	11,263		1,344

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	2.29	2.33		2.41	2.70		6.78
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.29	2.40		2.43	2.45		2.70
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.29	2.40		2.43	2.45		2.70
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	(0.16)	(0.24)		(0.23)	(0.46)		(1.03)
Portfolio turnover rate %	69	65		81	141		50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

							July 7,
	Year Ended October 31,						2003(1) to
							October 31,
	2007	2006		2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.14	14.57		12.28	11.01		10.27

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.04	)*	(0.03)	(0.04	)*	(0.01)
Net realized and unrealized gain on investments and foreign currency related transactions	$5.38	3.97		2.32	1.48		0.75
Total from investment operations	$5.35	3.93		2.29	1.44		0.74

Less distributions from:
Net investment income	$—	—		—	0.03		—
Return of capital	$—	—		—	0.10		—
Net realized gains on investments	$0.68	0.36		—	0.04		—
Total distributions	$0.68	0.36		—	0.17		—
Net asset value, end of period	$22.81	18.14		14.57	12.28		11.01

Total Return(2)%	30.30	27.43		18.65	13.28		7.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$232,439	154,101		87,877	41,424		5,601

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	2.29	2.33		2.41	2.70		6.78
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.29	2.40		2.43	2.45		2.70
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.29	2.40		2.43	2.45		2.70
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.14)	(0.26)		(0.27)	(0.41)		(1.03)
Portfolio turnover rate %	69	65		81	141		50

	Class I

						September 8,
	Year Ended October 31,					2003(1) to
						October 31,
	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.78	14.93		12.45	11.05	10.63

Income from investment operations:
Net investment income	$0.16	0.13	*	0.34	0.19	0.00 **
Net realized and unrealized gain on investments and foreign currency related transactions	$5.65	4.08		2.14	1.39	0.42
Total from investment operations	$5.81	4.21		2.48	1.58	0.42

Less distributions from:
Net investment income	$—	—		—	0.04	—
Return of capital	$—	—		—	0.10	—
Net realized gains on investments	$0.68	0.36		—	0.04	—
Total distributions	$0.68	0.36		—	0.18	—
Net asset value, end of period	$23.91	18.78		14.93	12.45	11.05

Total Return(2)%	31.76	28.67		19.92	14.53	3.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$108,732	61,248		1,049	2,547	188

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.21	1.28		1.34	1.50	5.51
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.21	1.35		1.35	1.25	1.43
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.21	1.34		1.35	1.25	1.43
Net investment income after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.94	0.78		0.97	1.58	0.21
Portfolio turnover rate %	69	65		81	141	50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q

							July 10,
	Year Ended October 31,						2003(1) to
							October 31,
	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$18.61		14.82		12.40	11.02	10.13

Income (loss) from investment operations:
Net investment income (loss)	$0.17	*	0.07	*	0.08	0.09	(0.00)**
Net realized and unrealized gain on investments and foreign currency related transactions	$5.53		4.08		2.34	1.46	0.89
Total from investment operations	$5.70		4.15		2.42	1.55	0.89

Less distributions from:
Net investment income	$—		—		—	0.03	—
Return of capital	$—		—		—	0.10	—
Net realized gains on investments	$0.68		0.36		—	0.04	—
Total distributions	$0.68		0.36		—	0.17	—
Net asset value, end of period	$23.63		18.61		14.82	12.40	11.02

Total Return(2)%	31.45		28.47		19.52	14.28	8.79

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$856		1,196		1,079	1,054	421

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	1.45		1.53		1.59	1.85	5.93
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.45		1.60		1.60	1.60	1.85
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.45		1.60		1.60	1.60	1.85
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.82		0.43		0.53	0.34	(0.17)
Portfolio turnover rate %	69		65		81	141	50

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING GREATER CHINA FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

		December 21,		January 6,
	Year Ended	2005(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.49	10.00	12.42	10.60

Income (loss) from investment operations:
Net investment income (loss)	$0.07	0.06	(0.03)*	0.05 *
Net realized and unrealized gain on investments and foreign currency related transactions	$11.93	2.43	11.79	1.77
Total from investment operations	$12.00	2.49	11.76	1.82

Less distributions from:
Net investment income	$0.06	—	0.04	—
Net realized gains on investments	$0.00 **	—	0.00 **	—
Total distributions	$0.06	—	0.04	—
Net asset value, end of period	$24.43	12.49	24.14	12.42

Total Return(2)%	96.41	24.90	94.92	17.17

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$73,804	23,709	7,414	1,957

Ratios to average net assets:
Expenses(3)%	1.91	2.64	2.66	3.39
Net investment income (loss)(3)%	0.54	0.75	(0.19)	0.47
Portfolio turnover rate %	109	108	109	108

	Class C		Class I

		January 11,		May 8,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.43	10.67	12.50	12.84

Income (loss) from investment operations:
Net investment income (loss)	$(0.03)*	0.05 *	0.11	0.08
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$11.79	1.71	11.93	(0.42)
Total from investment operations	$11.76	1.76	12.04	(0.34)

Less distributions from:
Net investment income	$0.03	—	0.08	—
Net realized gains on investments	$0.00 **	—	0.00 **	—
Total distributions	$0.03	—	0.08	—
Net asset value, end of period	$24.16	12.43	24.46	12.50

Total Return(2)%	94.75	16.49	96.81	(2.65)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,386	2,124	52	22

Ratios to average net assets:
Expenses(3)%	2.66	3.39	1.66	2.39
Net investment income (loss)(3)%	(0.20)	0.53	0.73	1.47
Portfolio turnover rate %	109	108	109	108

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Year	December 21,	Year	January 12,
	Ended	2005(1) to	Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.68	10.00	11.63	10.43

Income from investment operations:
Net investment income	$0.14 *	0.14 *	0.09 *	0.06 *
Net realized and unrealized gain on investments and foreign currency related transactions	$2.48	1.54	2.51	1.14
Total from investment operations	$2.62	1.68	2.60	1.20

Less distributions from:
Net investment income	$0.08	—	0.06	—
Net realized gains on investments	$0.27	—	0.27	—
Total distributions	$0.35	—	0.33	—
Net asset value, end of period	$13.95	11.68	13.90	11.63

Total Return(2)%	22.98	16.80	22.85	11.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,233	12,513	734	264

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.13	1.30	1.89	2.05
Net expenses after expense reimbursement/ recoupment (3)(4)%	1.16	1.15	1.92	1.90
Net investment income after expense reimbursement/ recoupment(3)(4)%	1.17	1.50	0.67	0.64
Portfolio turnover rate %	213	188	213	188

	Class C		Class I

	Year	January 12,	Year	December 21,
	Ended	2006(1) to	Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.61	10.43	11.70	10.00

Income from investment operations:
Net investment income	$0.09 *	0.08 *	0.20	0.16 *
Net realized and unrealized gain on investments and foreign currency related transactions	$2.50	1.10	2.55	1.54
Total from investment operations	$2.59	1.18	2.75	1.70

Less distributions from:
Net investment income	$0.04	—	0.12	—
Net realized gains on investments	$0.27	—	0.27	—
Total distributions	$0.31	—	0.39	—
Net asset value, end of period	$13.89	11.61	14.06	11.70

Total Return(2)%	22.81	11.31	24.14	17.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,126	534	118,924	78,581

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment(3)%	1.89	2.05	0.84	1.05
Net expenses after expense reimbursement/ recoupment(3)(4)%	1.92	1.90	0.87	0.90
Net investment income after expense reimbursement/ recoupment(3)(4)%	0.69	0.87	1.78	1.69
Portfolio turnover rate %	213	188	213	188

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Year	December 21,	Year	January 9,
	Ended	2005(1) to	Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.39	10.00	11.33	10.42

Income (loss) from investment operations:
Net investment income (loss)	$0.01 *	0.04	(0.09)	(0.04)*
Net realized and unrealized gain on investments and foreign currency related transactions	$3.76	1.35	3.71	0.95
Total from investment operations	$3.77	1.39	3.62	0.91

Less distributions from:
Net investment income	$0.05	—	0.03	—
Net realized gains on investments	$0.25	—	0.25	—
Total distributions	$0.30	—	0.28	—
Net asset value, end of period	$14.86	11.39	14.67	11.33

Total Return(2)%	33.89	13.90	32.67	8.73

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,592	3,677	943	66

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	1.48	1.84	2.23	2.59
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(3)(4)%	1.50	1.50	2.25	2.25
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	1.50	1.50	2.25	2.25
Net investment income (loss) after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)%	0.08	0.32	(0.88)	(0.43)
Portfolio turnover rate %	71	91	71	91

	Class C		Class I

	Year	January 24,	Year	December 21,
	Ended	2006(1) to	Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.35	10.28	11.43	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.12)	(0.03)	0.06 *	0.02
Net realized and unrealized gain on investments and foreign currency related transactions	$3.73	1.10	3.75	1.41
Total from investment operations	$3.61	1.07	3.81	1.43

Less distributions from:
Net investment income	$0.00 **	—	0.09	—
Net realized gains on investments	$0.25	—	0.25	—
Total distributions	$0.25	—	0.34	—
Net asset value, end of period	$14.71	11.35	14.90	11.43

Total Return(2)%	32.45	10.41	34.14	14.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$971	65	140,901	47,200

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	2.23	2.59	1.13	1.56
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.25	2.25	1.15	1.22
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.25	2.25	1.15	1.22
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	(0.97)	(0.50)	0.47	0.39
Portfolio turnover rate %	71	91	71	91

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL EQUITY DIVIDEND FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I

	June 28,	June 28,	June 28,	June 28,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00

Income from investment operations:
Net investment income	$0.06 *	0.03 *	0.03 *	0.07 *
Net realized and unrealized gain on investments and foreign currency related transactions	$0.51	0.52	0.52	0.51
Total from investment operations	$0.57	0.55	0.55	0.58
Net asset value, end of period	$10.57	10.55	10.55	10.58

Total Return(2)%	5.70	5.50	5.50	5.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,122	239	1,334	55,611

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.64	2.39	2.39	1.39
Net expenses after expense reimbursement(3)(4)%	1.40	2.15	2.15	1.15
Net investment income after expense reimbursement (3)(4)%	1.81	1.09	1.08	1.95
Portfolio turnover rate %	7	7	7	7

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended October 31,

	2007		2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$13.20		10.97	9.78		8.48		7.05

Income from investment operations:
Net investment income	$0.03		0.12	0.10		0.09		0.04
Net realized and unrealized gain on investments and foreign currency related transactions, net of Indian capital gains tax	$3.67		2.28	1.18		1.22		1.37
Total from investment operations	$3.70		2.40	1.28		1.31		1.41

Less distributions from:
Net investment income	$0.15		0.17	0.10		0.01		0.03
Net realized gains on investments	$1.14		—	—		—		—
Total distributions	$1.29		0.17	0.10		0.01		0.03
Redemption fees applied to capital	$—		—	—		0.00	**	0.05
Payment by affiliate	$—		—	0.01		—		—
Net asset value, end of year	$15.61		13.20	10.97		9.78		8.48

Total Return(1)%	30.37		22.12	13.30	††	15.49		20.72

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$64,631		58,697	51,193		47,551		43,821

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.65		1.65	1.65		1.64		1.87
Net expenses after expense reimbursement/recoupment (2)%	1.65	†	1.65	1.65		1.68		1.85
Net investment income after expense reimbursement/recoupment(2)%	0.23		0.96	0.94		0.78		0.64
Portfolio turnover rate %	130		173	116		90		100

	Class B

	Year Ended October 31,

	2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$12.69		10.55		9.43		8.22		6.91

Income (loss) from investment operations:
Net investment income (loss)	$(0.07	)*	0.03	*	0.02		(0.00	)**	(0.00	)**
Net realized and unrealized gain on investments and foreign currency related transactions, net of Indian capital gains tax	$3.53		2.20		1.14		1.21		1.31
Total from investment operations	$3.46		2.23		1.16		1.21		1.31

Less distributions from:
Net investment income	$0.05		0.09		0.05		—		—
Net realized gains of investments	$1.14		—		—		—		—
Total distributions	$1.19		0.09		0.05		—		—
Payment by affiliate	$—		—		0.01		—		—
Net asset value, end of year	$14.96		12.69		10.55		9.43		8.22

Total Return(1)%	29.42		21.23		12.41	††	14.72		18.96

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$17,311		16,822		16,338		15,069		12,466

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.40		2.40		2.40		2.39		2.62
Net expenses after expense reimbursement/recoupment (2)%	2.40	†	2.40		2.40		2.43		2.60
Net investment income (loss) after expense reimbursement/recoupment(2)%	(0.51)		0.22		0.19		(0.02)		(0.05)
Portfolio turnover rate %	130		173		116		90		100

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than $(0.005).

†    Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

††   In 2005, 0.10% of the total return on Class A and Class B, consists of a payment by affiliate. Excluding this item, total return would have been 13.20% and 12.31% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH OPPORTUNITIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended October 31,

	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$12.70	10.55	9.42		8.22		6.91

Income (loss) from investment operations:
Net investment income (loss)	$(0.07)	0.04	0.03		(0.00	)**	(0.00	)**
Net realized and unrealized gain on investments and foreign currency related transactions, net of Indian capital gains tax	$3.54	2.19	1.13		1.20		1.31
Total from investment operations	$3.47	2.23	1.16		1.20		1.31

Less distributions from:
Net investment income	$0.06	0.08	0.04		—		0.00	**
Net realized gains on investments	$1.14	—	—		—		—
Total distributions	$1.20	0.08	0.04		—		0.00	**
Payment by affiliate	$—	—	0.01		—		—
Net asset value, end of year	$14.97	12.70	10.55		9.42		8.22

Total Return(1)%	29.46	21.25	12.46	††	14.60		18.97

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$19,104	15,918	15,008		16,230		14,526

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.40	2.40	2.40		2.39		2.62
Net expenses after expense reimbursement/recoupment (2)%	2.40 †	2.40	2.40		2.43		2.60
Net investment income (loss) after expense reimbursement/recoupment(2)%	(0.52)	0.21	0.18		(0.04)		(0.05)
Portfolio turnover rate %	130	173	116		90		100

	Class I

	Year Ended October 31,

	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$13.16		10.94		9.76		8.45	7.06

Income from investment operations:
Net investment income	$0.06	*	0.15	*	0.14		0.09	0.10
Net realized and unrealized gain on investments and foreign currency related transactions, net of Indian capital gains tax	$3.70		2.29		1.18		1.25	1.34
Total from investment operations	$3.76		2.44		1.32		1.34	1.44

Less distributions from:
Net investment income	$0.21		0.22		0.15		0.03	0.05
Net realized gains on investments	$1.14		—		—		—	—
Total distributions	$1.35		0.22		0.15		0.03	0.05
Payment by affiliate	$—		—		0.01		—	—
Net asset value, end of year	$15.57		13.16		10.94		9.76	8.45

Total Return(1)%	31.02		22.56		13.73	††	15.94	20.53

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$10,251		13,354		23,452		17,211	11,582

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.28		1.25		1.26		1.22	1.34
Net expenses after expense reimbursement/recoupment (2)%	1.28	†	1.25		1.26		1.26	1.33
Net investment income after expense reimbursement/recoupment(2)%	0.46		1.27		1.34		1.13	1.29
Portfolio turnover rate %	130		173		116		90	100

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than $(0.005).

†    Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

††   In 2005, 0.10% of the total return on Class C and Class I, consists of a payment by affiliate. Excluding this item, total return would have been 12.36% and 13.63% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH OPPORTUNITIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q

	Year Ended October 31,

	2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$13.10		10.89	9.72		8.43	7.04

Income from investment operations:
Net investment income	$0.05		0.14	0.08		0.06	0.07
Net realized and unrealized gain on investments and foreign currency related transactions, net of Indian capital gains tax	$3.64		2.27	1.20		1.25	1.37
Total from investment operations	$3.69		2.41	1.28		1.31	1.44

Less distributions from:
Net investment income	$0.18		0.20	0.12		0.02	0.05
Net realized gains on investments	$1.14		—	—		—	—
Total distributions	$1.32		0.20	0.12		0.02	0.05
Payment by affiliate	$—		—	0.01		—	—
Net asset value, end of year	$15.47		13.10	10.89		9.72	8.43

Total Return(1)%	30.55		22.38	13.41	††	15.61	20.51

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$32,532		27,114	14,544		7,274	14,755

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.52		1.50	1.51		1.56	1.59
Net expenses after expense reimbursement/recoupment (2)%	1.52	†	1.50	1.51		1.60	1.59
Net investment income after expense reimbursement/recoupment(2)%	0.40		1.19	1.00		0.73	0.91
Portfolio turnover rate %	130		173	116		90	100

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†    Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

††   In 2005, 0.10% of the total return on Class Q, consists of a payment by affiliate. Excluding this item, total return would have been 13.31% for Class Q.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL REAL ESTATE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Year	February 28,	Year	February 28,
	Ended	2006(1) to	Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.63	10.00	11.59	10.00

Income from investment operations:
Net investment income	$0.13 *	0.09 *	0.03 *	0.04 *
Net realized and unrealized gain on investments and foreign currency related transactions	$3.14	1.60	3.14	1.59
Total from investment operations	$3.27	1.69	3.17	1.63

Less distributions from:
Net investment income	$0.34	0.06	0.26	0.04
Total distributions	$0.34	0.06	0.26	0.04
Net asset value, end of period	$14.56	11.63	14.50	11.59

Total Return(2)%	28.49	16.94	27.69	16.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$271,425	49,798	11,819	1,639

Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	1.51	2.01	2.26	2.76
Net expenses after expense reimbursement(3)(4)%	1.50	1.50	2.25	2.25
Net investment income after expense reimbursement (3)(4)%	0.99	1.33	0.25	0.51
Portfolio turnover rate %	44	29	44	29

	Class C		Class I

	Year	February 28,	Year	February 28,
	Ended	2006(1) to	Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.59	10.00	11.64	10.00

Income from investment operations:
Net investment income	$0.03 *	0.04 *	0.16 *	0.08 *
Net realized and unrealized gain on investments and foreign currency related transactions	$3.13	1.59	3.15	1.63
Total from investment operations	$3.16	1.63	3.31	1.71

Less distributions from:
Net investment income	$0.26	0.04	0.37	0.07
Total distributions	$0.26	0.04	0.37	0.07
Net asset value, end of period	$14.49	11.59	14.58	11.64

Total Return(2)%	27.58	16.31	28.80	17.23

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$121,529	17,075	127,029	22,336

Ratios to average net assets:
Gross expenses prior to expense reimbursement(4)%	2.26	2.76	1.26	1.76
Net expenses after expense reimbursement(3)(4)%	2.25	2.25	1.25	1.25
Net investment income after expense reimbursement (3)(4)%	0.24	0.54	1.22	1.09
Portfolio turnover rate %	44	29	44	29

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) Annualized for periods less than one year.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended October 31,

	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$47.15	37.75	29.27		25.37		18.35

Income from investment operations:
Net investment income	$0.31	0.29	0.33	*	0.02		0.01
Net realized and unrealized gain on investments and foreign currency related transactions, net of Indian capital gains tax	$19.25	9.44	8.05		3.86		7.01
Total from investment operations	$19.56	9.73	8.38		3.88		7.02

Less distributions from:
Net investment income	$0.28	0.33	—		0.00	**	—
Total distributions	$0.28	0.33	—		0.00	**	—
Payment by affiliate	$—	—	0.10		0.02		—
Net asset value, end of year	$66.43	47.15	37.75		29.27		25.37

Total Return(1)%	41.67	25.91	28.97	††	15.39	†	38.26

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$523,535	243,020	173,612		154,658		150,043

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.60	1.66	1.74		1.72		1.94
Net expenses after expense reimbursement/recoupment (2)%	1.60	1.66	1.74		1.75		1.95
Net investment income after expense reimbursement/recoupment(2)%	0.67	0.67	0.98		0.07		0.00	**
Portfolio turnover rate %	93	85	124		106		114

	Class B

	Year Ended October 31,

	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$48.53		38.83		30.30		26.43	19.25

Income (loss) from investment operations:
Net investment income (loss)	$0.00	* **	(0.01	)*	0.10	*	(0.19)	(0.24)
Net realized and unrealized gain on investments and foreign currency related transactions, net of Indian capital gains tax	$19.78		9.75		8.33		4.04	7.42
Total from investment operations	$19.78		9.74		8.43		3.85	7.18

Less distributions from:
Net investment income	$—		0.04		—		—	—
Total distributions	$—		0.04		—		—	—
Payment by affiliate	$—		—		0.10		0.02	—
Net asset value, end of year	$68.31		48.53		38.83		30.30	26.43

Total Return(1)%	40.76		25.10		28.15	††	14.64 †	37.30

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$65,619		58,469		57,131		58,318	62,104

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.25		2.31		2.39		2.37	2.59
Net expenses after expense reimbursement/recoupment (2)%	2.25		2.31		2.39		2.40	2.60
Net investment income (loss) after expense reimbursement/recoupment(2)%	0.00	**	(0.03)		0.29		(0.60)	(0.68)
Portfolio turnover rate %	93		85		124		106	114

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or 0.005%.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††   In 2005, 0.34% and 0.33% of the total return on Class A and Class B, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 28.63% and 27.82% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Year Ended October 31,

	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$44.39		35.59		27.77		24.23	17.65

Income (loss) from investment operations:
Net investment income (loss)	$0.00	* **	(0.00	)**	0.10	*	(0.17)	(0.29)
Net realized and unrealized gain on investments and foreign currency related transactions, net of Indian capital gains tax	$18.09		8.91		7.62		3.70	6.87
Total from investment operations	$18.09		8.91		7.72		3.53	6.58

Less distributions from:
Net investment income	$0.00	**	0.11		—		—	—
Total distributions	$0.00	**	0.11		—		—	—
Payment by affiliate	$—		—		0.10		0.01	—
Net asset value, end of year	$62.48		44.39		35.59		27.77	24.23

Total Return(2)%	40.76		25.09		28.16	††	14.61 †	37.28

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$104,274		65,534		52,420		47,793	50,227

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.25		2.31		2.39		2.37	2.59
Net expenses after expense reimbursement/recoupment (4)%	2.25		2.31		2.39		2.40	2.60
Net investment income (loss) after expense reimbursement/recoupment(4)%	0.01		(0.01)		0.30		(0.60)	(0.68)
Portfolio turnover rate %	93		85		124		106	114

	Class I

	Year	December 21,
	Ended	2005(1) to
	October 31,	October 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$47.35	40.64

Income from investment operations:
Net investment income	$0.60	0.39 *
Net realized and unrealized gain on investments and foreign currency related transactions, net of Indian capital gains tax	$19.25	6.32
Total from investment operations	$19.85	6.71

Less distributions from:
Net investment income	$0.48	—
Total distributions	$0.48	—
Net asset value, end of period	$66.72	47.35

Total Return(2)%	42.24	16.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$376,737	137,184

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.20	1.20
Net expenses after expense reimbursement/recoupment (3)(4)%	1.20	1.20
Net investment income after expense reimbursement/recoupment(3)(4)%	1.12	1.02
Portfolio turnover rate %	93	85

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is more than $(0.005) or less than $0.005.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††   In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 27.80%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q

	Year Ended October 31,

	2007	2006	2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$50.65	40.53	31.34		27.11		19.54

Income from investment operations:
Net investment income	$0.48	0.37	0.43	*	0.10		0.21
Net realized and unrealized gain on investments and foreign currency related transactions, net of Indian capital gains tax	$20.62	10.16	8.66		4.13		7.36
Total from investment operations	$21.10	10.53	9.09		4.23		7.57

Less distributions from:
Net investment income	$0.34	0.41	—		0.01		—
Total distributions	$0.34	0.41	—		0.01		—
Payment by affiliate	$—	—	0.10		0.01		—
Net asset value, end of year	$71.41	50.65	40.53		31.34		27.11

Total Return(1)%	41.87	26.14	29.32	††	15.66	†	38.74

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$131,142	82,245	57,846		61,166		79,140

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.45	1.48	1.49		1.47		1.58
Net expenses after expense reimbursement/recoupment (2)%	1.45	1.48	1.49		1.50		1.59
Net investment income after expense reimbursement/recoupment(2)%	0.81	0.83	1.18		0.28		0.35
Portfolio turnover rate %	93	85	124		106		114

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††	In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 28.96%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class A

		Year Ended October 31,

		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$21.52		18.33		16.90		13.71	10.40

Income from investment operations:
Net investment income		$0.24	*	0.18	*	0.17		0.13	0.08
Net realized and unrealized gain on investments and foreign currency related transactions		$3.73		4.58		2.28		3.15	3.48
Total from investment operations		$3.97		4.76		2.45		3.28	3.56

Less distributions from:
Net investment income		$0.20		0.16		0.22		0.09	0.05
Net realized gains on investments		$2.14		1.41		0.80		—	0.20
Total distributions		$2.34		1.57		1.02		0.09	0.25
Payment by affiliate		$—		—		0.00	**	—	—
Net asset value, end of year		$23.15		21.52		18.33		16.90	13.71

Total Return(1)%		19.87		27.64		15.06	†	24.03	35.11

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$2,136,218		1,995,027		1,732,332		1,869,868	1,641,943

Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.59		1.60		1.60		1.61	1.74
Net expenses after brokerage commission recapture	%	1.59		1.60		1.60		1.61	1.74
Net investment income after brokerage commission recapture	%	1.08		0.90		0.88		0.79	0.66
Portfolio turnover rate	%	32		25		21		29	9

		Class B

		Year Ended October 31,

		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$21.07		17.95		16.58		13.45	10.23

Income (loss) from investment operations:
Net investment income (loss)		$0.08	*	0.04	*	0.05		0.02	(0.00	)**
Net realized and unrealized gain on investments and foreign currency related transactions		$3.66		4.50		2.23		3.11	3.42
Total from investment operations		$3.74		4.54		2.28		3.13	3.42

Less distributions from:
Net investment income		$0.03		0.01		0.11		—	—
Net realized gains on investments		$2.14		1.41		0.80		—	0.20
Total distributions		$2.17		1.42		0.91		—	0.20
Payment by affiliate		$—		—		0.00	**	—	—
Net asset value, end of year		$22.64		21.07		17.95		16.58	13.45

Total Return(1)%		19.03		26.81		14.21	†	23.27	34.11

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$301,705		368,952		411,071		454,952	420,651

Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	2.29		2.30		2.30		2.31	2.44
Net expenses after brokerage commission recapture	%	2.29		2.30		2.30		2.31	2.44
Net investment income (loss) after brokerage commission recapture	%	0.39		0.20		0.17		0.09	(0.04)
Portfolio turnover rate	%	32		25		21		29	9

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or more than $(0.005).

†   In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class C

		Year Ended October 31,

		2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$20.98		17.91	16.54		13.42	10.21

Income (loss) from investment operations:
Net investment income (loss)		$0.08	*	0.05	0.04		0.02	(0.00	)*
Net realized and unrealized gain on investments and foreign currency related transactions		$3.65		4.46	2.24		3.10	3.41
Total from investment operations		$3.73		4.51	2.28		3.12	3.41

Less distributions from:
Net investment income		$0.05		0.03	0.11		—	—
Net realized gains on investments		$2.14		1.41	0.80		—	0.20
Total distributions		$2.19		1.44	0.91		—	0.20
Payment by affiliate		$—		—	0.00	*	—	—
Net asset value, end of year		$22.52		20.98	17.91		16.54	13.42

Total Return(1)%		19.10		26.71	14.25	†	23.25	34.08

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$757,941		729,067	663,626		675,039	628,704

Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	2.29		2.30	2.30		2.31	2.44
Net expenses after expense waiver and prior to brokerage commission recapture	%	2.28		2.30	2.30		2.31	2.44
Net expenses after expense waiver and brokerage commission recapture	%	2.28		2.30	2.30		2.31	2.44
Net investment income (loss) after expense waiver and brokerage commission recapture	%	0.38		0.20	0.15		0.09	(0.04)
Portfolio turnover rate	%	32		25	21		29	9

		Class I

		Year Ended October 31,

		2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$21.58		18.38	16.96		13.74	10.43

Income from investment operations:
Net investment income		$0.32	*	0.25	0.20		0.16	0.13
Net realized and unrealized gain on investments and foreign currency related transactions		$3.74		4.60	2.31		3.20	3.48
Total from investment operations		$4.06		4.85	2.51		3.36	3.61

Less distributions from:
Net investment income		$0.28		0.24	0.29		0.14	0.10
Net realized gains on investments		$2.14		1.41	0.80		—	0.20
Total distributions		$2.42		1.65	1.09		0.14	0.30
Payment by affiliate		$—		—	0.00	*	—	—
Net asset value, end of year		$23.22		21.58	18.38		16.96	13.74

Total Return(1)%		20.31		28.15	15.42	†	24.67	35.58

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$2,176,402		1,728,560	1,221,594		831,142	482,047

Ratios to average net assets:
Gross expenses prior to brokerage commission recapture	%	1.23		1.22	1.23		1.21	1.29
Net expenses after brokerage commission recapture	%	1.23		1.22	1.23		1.21	1.29
Net investment income after brokerage commission recapture	%	1.45		1.26	1.18		1.18	1.12
Portfolio turnover rate	%	32		25	21		29	9

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

* Amount is less than $0.005 or more than $(0.005).

†   In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class Q

		Year Ended October 31,

		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$21.57		18.37		16.94		13.73	10.44

Income from investment operations:
Net investment income		$0.31	*	0.21	*	0.19		0.14	0.10
Net realized and unrealized gain on investments and foreign currency related transactions		$3.74		4.59		2.29		3.17	3.49
Total from investment operations		$4.05		4.80		2.48		3.31	3.59

Less distributions from:
Net investment income		$0.22		0.19		0.25		0.10	0.10
Net realized gains on investments		$2.14		1.41		0.80		—	0.20
Total distributions		$2.36		1.60		1.05		0.10	0.30
Payment by affiliate		$—		—		0.00	**	—	—
Net asset value, end of year		$23.26		21.57		18.37		16.94	13.73

Total Return(1)%		20.25		27.82		15.20	†	24.32	35.37

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$26,512		26,383		27,993		28,862	29,319

Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture	%	1.48		1.47		1.48		1.46	1.54
Net expenses after expense waiver and prior to brokerage commission recapture	%	1.27		1.47		1.48		1.46	1.54
Net expenses after expense waiver and brokerage commission recapture	%	1.27		1.47		1.48		1.46	1.54
Net investment income after expense waiver brokerage commission recapture	%	1.40		1.06		0.99		0.89	0.87
Portfolio turnover rate	%	32		25		21		29	9

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

†   In 2005, there was no impact on total return due to payment by affiliate.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

	Year Ended				February 1,
	October 31,				2005(1) to
					October 31,
	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.42		10.70		10.00

Income from investment operations:
Net investment income	$0.10	*	0.12	*	0.11 *
Net realized and unrealized gain on investments and foreign currency related transactions	$2.65		1.86		0.59
Total from investment operations	$2.75		1.98		0.70

Less distributions from:
Net investment income	$0.07		0.10		—
Net realized gains on investments	$0.21		0.16		—
Total distributions	$0.28		0.26		—
Net asset value, end of period	$14.89		12.42		10.70

Total Return(2)%	22.48		18.82		7.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,598		17,962		6,115

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	1.63		1.71		3.44
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.70		1.70		1.70
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.70		1.69		1.70
Net investment income after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	0.77		1.04		1.08
Portfolio turnover rate %	88		31		24

	Class B

	Year Ended				February 1,
	October 31,				2005(1) to
					October 31,
	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.27		10.65		10.00

Income from investment operations:
Net investment income	$0.00	* **	0.04	*	0.04 *
Net realized and unrealized gain on investments and foreign currency related transactions	$2.61		1.82		0.61
Total from investment operations	$2.61		1.86		0.65

Less distributions from:
Net investment income	$—		0.08		—
Net realized gains on investments	$0.21		0.16		—
Total distributions	$0.21		0.24		—
Net asset value, end of period	$14.67		12.27		10.65

Total Return(2)%	21.54		17.77		6.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,805		3,565		1,427

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	2.38		2.46		4.19
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	2.45		2.45		2.45
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	2.45		2.44		2.45
Net investment income after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	0.01		0.35		0.36
Portfolio turnover rate %	88		31		24

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

	Year Ended				February 4,
	October 31,				2005(1) to
					October 31,
	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.29		10.66		10.01

Income from investment operations:
Net investment income	$0.00	**	0.04	*	0.04 *
Net realized and unrealized gain on investments and foreign currency related transactions	$2.62		1.83		0.61
Total from investment operations	$2.62		1.87		0.65

Less distributions from:
Net investment income	$—		0.08		—
Net realized gains on investments	$0.21		0.16		—
Total distributions	$0.21		0.24		—
Net asset value, end of period	$14.70		12.29		10.66

Total Return(2)%	21.58		17.78		6.49

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,930		4,189		1,796

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.38		2.46		4.19
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.45		2.45		2.45
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.45		2.44		2.45
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	0.00	**	0.33		0.35
Portfolio turnover rate %	88		31		24

	Class I

	Year	December 21,
	Ended	2005(1) to
	October 31,	October 31,
	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.42	11.04

Income from investment operations:
Net investment income	$0.17 *	0.16 *
Net realized and unrealized gain on investments and foreign currency related transactions	$2.64	1.22
Total from investment operations	$2.81	1.38

Less distributions from:
Net investment income	$0.10	—
Net realized gains on investments	$0.21	—
Total distributions	$0.31	—
Net asset value, end of period	$14.92	12.42

Total Return(2)%	23.04	12.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$60,413	36,899

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.24	1.36
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.31	1.35
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.31	1.34
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	1.29	1.56
Portfolio turnover rate %	88	31

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or 0.005%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

	Class A	Class B	Class C	Class I

	February 28,	February 28,	February 28,	February 28,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00

Income from investment operations:
Net investment income	$0.17	0.02 *	0.01 *	0.20
Net realized and unrealized gain on investments and foreign currency related transactions	$0.47	0.57	0.55	0.47
Total from investment operations	$0.64	0.59	0.56	0.67
Net asset value, end of period	$10.64	10.59	10.56	10.67

Total Return(2)%	6.40	5.90	5.60	6.70

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,671	2	28	1

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.80	3.55	3.55	2.55
Net expenses after expense reimbursement(3)(4)%	1.40	2.15	2.15	1.15
Net investment income after expense reimbursement (3)(4)%	2.52	0.33	0.19	2.94
Portfolio turnover rate %	41	41	41	41

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING RUSSIA FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended October 31,

		2007		2006	2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$55.81		33.49	25.01		19.13	12.15

Income (loss) from investment operations:
Net investment income (loss)		$(0.33	)**	(0.27)	(0.00	)*	0.04	(0.00	)*
Net realized and unrealized gain on investments and foreign currency related transactions		$25.77		22.37	8.39		5.69	7.06
Total from investment operations		$25.44		22.10	8.39		5.73	7.06

Less distributions from:
Net investment income		$—		—	0.01		0.02	0.12
Net realized gains on investments		$3.12		—	—		—	—
Total distributions		$3.12		—	0.01		0.02	0.12
Redemption fees applied to capital		$—		0.22	0.10		0.17	0.04
Net asset value, end of year		$78.13		55.81	33.49		25.01	19.13

Total Return(1)%		47.16		66.65	33.98		30.88	58.98

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$922,504		751,947	271,603		212,180	161,601

Ratios to average net assets:
Expenses	%	1.96		1.98	2.13		2.01	2.09
Net investment income (loss)%		(0.52)		(0.64)	(0.01)		0.15	(0.02)
Portfolio turnover rate	%	12		20	26		54	23

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

* Amount is more than $(0.005).

** Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Year	December 21,	Year	January 4,
	Ended	2005(1) to	Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.33	10.00	10.30	10.15

Income from investment operations:
Net investment income	$0.66 *	0.64 *	0.54 *	0.59 *
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	$0.06	0.26	0.10	0.09
Total from investment operations	$0.72	0.90	0.64	0.68

Less distributions from:
Net investment income	$0.63	0.57	0.55	0.53
Net realized gains on investments	$0.03	—	0.03	—
Total distributions	$0.66	0.57	0.58	0.53
Net asset value, end of period	$10.39	10.33	10.36	10.30

Total Return(2)%	7.18	9.28	6.40	6.92

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,539	26,121	404	293

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(4)%	1.12	2.41	1.87	3.16
Net expenses after expense reimbursement/recoupment (3)(4)%	1.20	1.25	1.95	2.00
Net investment income after expense reimbursement/recoupment(3)(4)%	6.39	7.36	5.22	6.91
Portfolio turnover rate %	29	56	29	56

	Class C		Class I

	Year	March 1,	December 20,	May 1,	February 7,
	Ended	2006(1) to	2006(1) to	2006 to	2006(1) to
	October 31,	October 31,	October 31,	August 24,	April 30,
	2007	2006	2007	2006(5)	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.29	10.43	10.48	10.18	10.24

Income (loss) from investment operations:
Net investment income	$0.53	0.61 *	0.54	0.26 *	0.28 *
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	$0.11	(0.34)	(0.11)	(0.28)	(0.19)
Total from investment operations	$0.64	0.27	0.43	(0.02)	0.09

Less distributions from:
Net investment income	$0.55	0.41	0.55	0.06	0.15
Net realized gains on investments	$0.03	—	—	—	—
Total distributions	$0.58	0.41	0.55	0.06	0.15
Net asset value, end of period	$10.35	10.29	10.36	10.10	10.18

Total Return(2)%	6.41	2.75	4.25	(0.15)	0.91

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,564	344	303,156	13	13

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(4)%	1.87	3.16	0.84	2.33	2.65
Net expenses after expense reimbursement/recoupment(3)(4)%	1.95	2.00	0.92	1.06	1.00
Net investment income after expense reimbursement/recoupment(3)(4)%	4.87	7.09	5.36	8.32	7.79
Portfolio turnover rate %	29	56	29	29	26

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(4) Annualized for periods less than one year.
(5) Class I was fully redeemed on August 25, 2006 and re-commenced operations on December 20, 2006.

*	Calculated using average number of shares outstanding throughout the period.

ING GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Year	June 30,	Year	June 30,
	Ended	2006(1) to	Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.25	10.00	10.24	10.00

Income from investment operations:
Net investment income	$0.31 *	0.08 *	0.25 *	0.06 *
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	$0.64	0.23	0.62	0.22
Total from investment operations	$0.95	0.31	0.87	0.28

Less distributions from:
Net investment income	$0.43	0.06	0.38	0.04
Net realized gains on investments	$0.18	—	0.18	—
Total distributions	$0.61	0.06	0.56	0.04
Net asset value, end of period	$10.59	10.25	10.55	10.24

Total Return(2)%	9.61	3.13	8.74	2.84

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,887	25,784	342	28

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.46	1.38	2.21	2.13
Net expenses after expense reimbursement(3)(4)%	0.90 †	0.90	1.65 †	1.65
Net investment income after expense reimbursement (3)(4)%	3.08	2.41	2.44	2.00
Portfolio turnover rate %	858	451	858	451

	Class C		Class I

	Year	June 30,	Year	June 30,
	Ended	2006(1) to	Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.24	10.00	10.25	10.00

Income from investment operations:
Net investment income	$0.24 *	0.06 *	0.35 *	0.09 *
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	$0.64	0.22	0.63	0.23
Total from investment operations	$0.88	0.28	0.98	0.32

Less distributions from:
Net investment income	$0.35	0.04	0.47	0.07
Net realized gains on investments	$0.18	—	0.18	—
Total distributions	$0.53	0.04	0.65	0.07
Net asset value, end of period	$10.59	10.24	10.58	10.25

Total Return(2)%	8.90	2.82	9.88	3.23

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,627	36	1	1

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.21	2.13	1.00	1.03
Net expenses after expense reimbursement(3)(4)%	1.65 †	1.65	0.61 †	0.55
Net investment income after expense reimbursement (3)(4)%	2.33	1.68	3.47	2.68
Portfolio turnover rate %	858	451	858	451

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

†   Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

ING DIVERSIFIED INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Year	December 21,	Year	December 21,
	Ended	2005(1) to	Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.61	10.00	11.54	10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.05 *	(0.03)*	(0.04)	(0.10)*
Net realized and unrealized gain on investments in affiliates	$3.38	1.64	3.35	1.64
Total from investment operations	$3.43	1.61	3.31	1.54

Less distributions from:
Net investment income	$0.06	—	0.01	—
Total distributions	$0.06	—	0.01	—
Net asset value, end of period	$14.98	11.61	14.84	11.54

Total Return(2)%	29.66	16.10	28.68	15.40

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$383,364	170,108	43,667	23,035

Ratios to average net assets:
Gross expenses prior to expense reimbursement (4)(5)%	0.55	0.66	1.30	1.41
Net expenses after expense reimbursement(3)(4)(5)%	0.21	0.35	0.96	1.10
Net investment income (loss) after expense reimbursement(3)(4)(5)%	0.37	(0.35)	(0.34)	(1.10)
Portfolio turnover rate %	32	30	32	30

	Class C		Class I

	Year	December 21,	Year	December 21,
	Ended	2005(1) to	Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.54	10.00	11.63	10.00

Income (loss) from investment operations:
Net investment income (loss)	$(0.05)*	(0.10)*	0.03 *	(0.01)*
Net realized and unrealized gain on investments in affiliates	$3.35	1.64	3.41	1.64
Total from investment operations	$3.30	1.54	3.44	1.63

Less distributions from:
Net investment income	$0.01	—	0.08	—
Total distributions	$0.01	—	0.08	—
Net asset value, end of period	$14.83	11.54	14.99	11.63

Total Return(2)%	28.63	15.40	29.69	16.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$168,661	69,825	32	4

Ratios to average net assets:
Gross expenses prior to expense reimbursement (4)(5)%	1.30	1.41	0.30	0.45
Net expenses after expense reimbursement(3)(4)(5)%	0.96	1.10	0.09	0.10
Net investment income (loss) after expense reimbursement(3)(4)(5)%	(0.39)	(1.10)	0.21	(0.13)
Portfolio turnover rate %	32	30	32	30

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) Annualized for periods less than one year.

(5) Expense ratios do not include expenses of Underlying Funds.

*	Calculated using average number of shares outstanding throughout the period.

ING DIVERSIFIED INTERNATIONAL FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

		Class R

		December 12,
		2006(1) to
		October 31,
		2007

Per Share Operating Performance:
Net asset value, beginning of period		$12.19

Income (loss) from investment operations:
Net investment loss		$(0.05)*
Net realized and unrealized gain on investments in affiliates		$2.76
Total from investment operations		$2.71

Less distributions from:
Net investment income		$0.08
Total distributions		$0.08
Net asset value, end of period		$14.82

Total Return(2)	%	22.33

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$432

Ratios to average net assets:
Gross expenses prior to expense reimbursement (3)(5)	%	0.80
Net expenses after expense reimbursement (3)(4)(5)	%	0.46
Net investment loss after expense reimbursement (3)(4)(5)	%	(0.36)
Portfolio turnover rate	%	32

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5) Expense ratios do not include expenses of Underlying Funds.

* Calculated using average number of shares outstanding throughout the period.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized December 18, 1992 with twenty separate active series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): ING Global Equity Dividend Fund (“Global Equity Dividend”), ING Global Natural Resources Fund (“Global Natural Resources”), ING Global Real Estate Fund (“Global Real Estate”), ING Global Value Choice Fund (“Global Value Choice”), ING Disciplined International SmallCap Fund (“Disciplined International SmallCap”), ING Emerging Countries Fund (“Emerging Countries”), ING Foreign Fund (“Foreign”), ING Greater China Fund (“Greater China”), ING Index Plus International Equity Fund (“Index Plus International Equity”), ING International Capital Appreciation Fund (“International Capital Appreciation”), ING International Equity Dividend Fund (“International Equity Dividend”), ING International Growth Opportunities Fund (“International Growth Opportunities”) (formerly, ING International Fund), ING International Real Estate Fund (“International Real Estate”), ING International SmallCap Fund (“International SmallCap”), ING International Value Choice Fund (“International Value Choice”), ING International Value Opportunities Fund (“International Value Opportunities”), ING Russia Fund (“Russia”), ING Emerging Markets Fixed Income Fund (“Emerging Markets Fixed Income”), ING Global Bond Fund (“Global Bond”) and ING Diversified International Fund (“Diversified International”). IMT is a Massachusetts business trust organized August 18, 1993 with one series, ING International Value Fund (“International Value”) (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectus.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q and Class R. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

International Value is closed to new investments except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund’s ability to invest the monies consistent with the Fund’s objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value; (5) by certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; and (6) by employees of the Investment Adviser or Sub-Adviser and their affiliates. Proof of eligibility may be required. Institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser and employees of the Investment Adviser or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Fund may reopen in the future subject to the discretion of the Board of Trustees of IMT.

Effective January 2, 2007, Class M shareholders of Emerging Countries were converted to Class A shares

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

of Emerging Countries. In addition, Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

Diversified International seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. For all Funds except Russia and Diversified International, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Funds’ Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia (the “RTS”) declines by 2.5% or more; the price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

For Diversified International, the valuation of the Fund’s investments in its Underlying Funds is based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

For Diversified International, capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Global Real Estate and International Real Estate estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s or an Underlying Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate and International Real Estate, which pay dividends, if any, quarterly and Emerging Markets Fixed Income and Global Bond, which pay dividends monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds and Underlying Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds and Underlying Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.	Repurchase Agreements. Each Fund and Underlying Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund and Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund or Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.	Securities Lending. Each Fund and Underlying Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

K.	Options Contracts. All Funds and Underlying Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds and Underlying Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds and Underlying Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between last bid and asked prices. The risk in writing a covered call option is that the Funds and Underlying Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds and Underlying Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds and Underlying Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.	Swap Contracts. Certain Funds and Underlying Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

M.	Illiquid and Restricted Securities. Each Fund and Underlying Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds and Underlying Funds to sell them promptly at an acceptable price. Each Fund and Underlying Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

N.	Delayed Delivery or When-Issued Transaction. The Funds and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2007, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

Global Equity Dividend	$241,467,877	$114,440,427
Global Natural Resources	159,676,137	171,322,857
Global Real Estate	1,489,340,613	646,091,082
Global Value Choice	74,624,278	77,005,912
Disciplined International Smallcap	689,733,535	251,337,937
Emerging Countries	176,582,749	133,419,868
Foreign	507,242,216	398,908,799
Greater China	81,759,098	55,078,355
Index Plus International Equity	224,951,836	216,089,904
International Capital Appreciation	132,465,450	66,084,240
International Equity Dividend	55,022,140	2,147,755
International Growth Opportunities	170,982,964	194,501,074
International Real Estate	508,481,765	131,572,656
International SmallCap	1,141,804,741	803,123,226
International Value	1,622,001,727	1,980,705,496
International Value Choice	79,632,796	72,343,511
International Value Opportunities	14,012,871	4,049,343
Russia	99,050,016	232,167,757
Emerging Markets Fixed Income	294,624,980	34,407,546
Global Bond	48,801,306	44,469,415
Diversified International	359,307,578	130,727,717

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales

Global Bond	$175,951,918	$173,701,447

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (included in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2007 and year ended October 31, 2006 were $3,086,432 and $2,984,157, respectively, and are set forth in the Statements of Changes in Net Assets.

Up through April 2, 2006, International Growth Opportunities imposed a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds through April 2, 2006 were $257 and are set forth in the Statements of Changes in Net Assets. Effective April 3, 2006, International Growth Opportunities no longer charges a redemption fee.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Net Assets

Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% on the next $500 million; and 0.75% thereafter
Disciplined International SmallCap	0.60%
Emerging Countries	1.25%
Foreign(1)	1.00% on the first $500 million; and 0.90% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Capital Appreciation	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Equity Dividend	0.75%
International Growth Opportunities	1.00%
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00%
International Value Choice	1.00%
International Value Opportunities	0.80% on first $1 billion; and 0.75% thereafter
Russia	1.25%
Emerging Markets Fixed Income	0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

As a Percentage of Average Net Assets

Global Bond	0.40%
Diversified International	0.00%

(1)	Effective July 31, 2007, ING Investments has contractually agreed to waive a portion of the advisory fee for ING Foreign Fund. This advisory fee waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date. This agreement will only renew if ING Investments elects to renew it.

ING Investments has contractually agreed to waive a portion of the advisory fee for Foreign. The waiver is calculated as 50% of the difference between the former sub-advisory fee minus the new sub-advisory fee.

For the period ended October 31, 2007, ING Investments waived $4,906 for Foreign.

ING Investment Management Advisors B.V. (“IIMA”), a registered investment adviser, serves as the Sub-Adviser to Global Equity Dividend, Index Plus International Equity, International Equity Dividend, International Value Opportunities, Russia and Emerging Markets Fixed Income pursuant to a sub-advisory agreement between the Investment Adviser and IIMA.

ING Clarion Real Estate Securities L.P. (“INGCRES”) a registered investment adviser, serves as the Sub-Adviser to Global Real Estate and International Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and INGCRES.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as the Sub-Adviser to Global Value Choice and International Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as the Sub-Adviser to Emerging Countries and International Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Julius Baer Investment Management LLC (“JBIM”), a registered investment adviser wholly-owned by the Julius Baer Securities, serves as Sub-Adviser to Foreign pursuant to a sub-advisory agreement between the Investment Adviser and JBIM.

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as sub-adviser to Disciplined International SmallCap, Global Natural Resources, International Growth Opportunities, and Global Bond pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Acadian Asset Management, Inc. (“Acadian”), a registered investment adviser, serves as one of the Sub-Advisers to International SmallCap pursuant to a sub-advisory agreement between the Investment Adviser and Acadian. Batterymarch Financial Management, Inc. (“Batterymarch”) serves as the second Sub-Adviser to International SmallCap pursuant to a sub-advisory agreement between the Investment Adviser and Batterymarch.

ING Investment Management Asia/ Pacific (Hong Kong) Limited (“ING Asia”), a registered investment adviser, serves as the Sub-Adviser to Greater China pursuant to a sub-advisory agreement between the Investment Adviser and ING Asia.

Hansberger Global Investors, Inc. (“HGI”), a registered investment adviser, serves as the Sub-Adviser to International Capital Appreciation pursuant to a sub-advisory agreement between the Investment Adviser and HGI.

For Diversified International, ING Investment Management Co. (the “Consultant” or “ING IM”) is a consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Effective November 1, 2006, certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended October 31, 2007, Global Natural Resources, International Growth Opportunities and Global Bond waived $270, $433 and $1,815 of such management fees, respectively. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value also pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

The Investment Adviser, ING IM, INGCRES, IIMA, ING Asia and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (“IFD” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C		Class O	Class Q		Class R

Global Equity Dividend	0.25%		1.00%	1.00%		0.25%	N/A		N/A
Global Natural Resources	0.25%		N/A	N/A		N/A	N/A		N/A
Global Real Estate	0.25%		1.00%	1.00%		0.25%	N/A		N/A
Global Value Choice	0.35%		1.00%	1.00%		N/A	0.25%		N/A
Disciplined International SmallCap	0.25%		1.00%	1.00%		N/A	N/A		N/A
Emerging Countries	0.35	% (1)	1.00%	1.00%		N/A	0.25%		N/A
Foreign	0.25%		1.00%	1.00%		N/A	0.25%		N/A
Greater China	0.25%		1.00%	1.00%		N/A	N/A		N/A
Index Plus International Equity	0.25%		1.00%	1.00%		N/A	N/A		N/A
International Capital Appreciation	0.25%		1.00%	1.00%		N/A	N/A		N/A
International Equity Dividend	0.25%		1.00%	1.00%		N/A	N/A		N/A
International Growth Opportunities	0.25%		1.00%	1.00%		N/A	0.25%		N/A
International Real Estate	0.25%		1.00%	1.00%		N/A	N/A		N/A
International SmallCap	0.35%		1.00%	1.00%		N/A	0.25%		N/A
International Value	0.30%		1.00%	1.00	% (2)	N/A	0.25	% (2)	N/A
International Value Choice	0.25%		1.00%	1.00%		N/A	N/A		N/A
International Value Opportunities	0.25%		1.00%	1.00%		N/A	N/A		N/A
Russia	0.25%		N/A	N/A		N/A	N/A		N/A
Emerging Markets Fixed Income	0.25%		1.00%	1.00%		N/A	N/A		N/A
Global Bond	0.25%		1.00%	1.00%		N/A	N/A		N/A
Diversified International	0.25%		1.00%	1.00%		N/A	N/A		0.50%

(1)	The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2007 through December 31, 2007. Previously, the Distributor had agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2006 through December 31, 2006.

(2)	The Distributor has agreed to waive 0.25% of the Distribution Fee for Class Q shares and a portion of the Distribution Fee for Class C shares of International Value for the period from January 1, 2007 through December 31, 2007.

Fees paid to the Distributor by class during the year ended October 31, 2007 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class M and Class C shares. For the year ended October 31, 2007, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class C	Class M
	Shares	Shares	Shares

Initial Sales Charges:
Global Equity Dividend	$195,555	N/A	N/A
Global Natural Resources	39,412	N/A	N/A
Global Real Estate	1,085,746	N/A	N/A
Global Value Choice	6,242	N/A	N/A
Disciplined International SmallCap	395	N/A	N/A
Emerging Countries	83,410	N/A	$8
Foreign	137,582	N/A	N/A
Greater China	111,165	N/A	N/A
Index Plus International Equity	6,048	N/A	N/A
International Capital Appreciation	2,051	N/A	N/A
International Equity Dividend	5,003	N/A	N/A
International Growth Opportunities	7,528	N/A	N/A
International Real Estate	307,505	N/A	N/A
International SmallCap	119,372	N/A	N/A
International Value	1,505	N/A	N/A
International Value Choice	11,518	N/A	N/A
International Value Opportunities	42	N/A	N/A
Russia	984,347	N/A	N/A

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C	Class M
	Shares	Shares	Shares

Emerging Markets Fixed Income	3,725	N/A	N/A
Global Bond	2,726	N/A	N/A
Diversified International	379,339	N/A	N/A

Contingent Deferred Sales Charges:
Global Equity Dividend	1,883	11,850	N/A
Global Natural Resources	43	—	N/A
Global Real Estate	46,799	140,084	N/A
Global Value Choice	273	111	N/A
Disciplined International SmallCap	—	50	N/A
Emerging Countries	280	3,787	N/A
Foreign	14,819	9,866	N/A
Greater China	261	5,457	N/A
Index Plus International Equity	—	778	N/A
International Capital Appreciation	—	65	N/A
International Equity Dividend	—	—	N/A
International Growth Opportunities	—	106	N/A
International Real Estate	8,392	22,451	N/A
International SmallCap	31,737	10,485	N/A
International Value	4,909	1,729	N/A
International Value Choice	30,968	1,565	N/A
International Value Opportunities	—	—	N/A
Russia	—	—	N/A
Emerging Markets Fixed Income	—	59	N/A
Global Bond	—	30	N/A
Diversified International Fund	1,221	30,178	N/A

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and	Accrued
	Management	Administrative	Distribution	Reimbursement/
Fund	Fees	Fees	Fees	Recoupment	Total

Global Equity Dividend	$229,560	$32,794	$197,619	$—	$459,973
Global Natural Resources	106,887	12,843	32,108	—	151,838
Global Real Estate	938,545	128,768	530,941	—	1,598,254
Global Value Choice	107,447	10,745	68,090	—	186,282
Disciplined International SmallCap	233,031	38,838	65	21,291	293,225
Emerging Countries	345,814	27,665	105,287	—	478,766
Foreign	583,934	60,163	300,523	—	944,620
Greater China	81,857	7,118	28,406	—	117,381
Index Plus International Equity	54,252	9,864	1,997	36,023	102,136
International Capital Appreciation	101,139	11,899	2,239	27,689	142,966
International Equity Dividend	31,711	4,228	1,920	—	37,859
International Growth Opportunities	117,754	11,780	49,698	—	179,232
International Real Estate	398,441	41,936	163,795	34,089	638,261
International SmallCap	925,022	98,833	317,240	—	1,341,095
International Value	4,527,171	452,712	1,415,065	—	6,394,948
International Value Choice	74,889	7,489	10,601	59,648	152,627
International Value Opportunities	6,610	883	2,216	—	9,709
Russia	932,168	74,573	186,433	—	1,193,174
Emerging Markets Fixed Income	166,371	25,959	3,809	111,594	307,733
Global Bond	9,935	2,529	7,398	—	19,862
Diversified International	—	47,968	247,220	—	295,188

At October 31, 2007, the following indirect, wholly owned subsidiaries of ING Groep owned the following Funds:

ING Diversified International — Emerging Countries (9.42%); Foreign (14.21%); Index Plus International Equity (96.68%); International Capital Appreciation (96.09%); International Equity Dividend (92.37%); International SmallCap (5.71%); and International Value Choice (65.30%).

ING Life Insurance and Annuity Company — Global Bond (89.27%); Greater China (24.50%); International SmallCap (6.53%); and International Value Opportunities (99.68%).

ING LifeStyle Aggressive Growth Portfolio — Disciplined International SmallCap (22.10%).

ING LifeStyle Growth Portfolio — Disciplined International SmallCap (42.97%) and Emerging Markets Fixed Income (37.32%).

ING LifeStyle Moderate Growth Portfolio — Disciplined International SmallCap (26.30%) and Emerging Markets Fixed Income (38.06%).

ING LifeStyle Moderate Portfolio — Disciplined International SmallCap (8.60%) and Emerging Markets Fixed Income (20.75%).

ING Luxenbourg SA — International Real Estate (9.80%).

ING National Trust — International Growth Opportunities (18.53%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

Fund are reflected as a reimbursement of expenses in the Statements of Operations.

The Registrants have adopted a Retirement Policy covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

The following Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were:

	Affiliated	Commissions
Fund	Brokers	Received

Emerging Countries	ING Baring LLC	$3,714
Foreign	ING Baring LLC	20,139
	ING Securities	40,839
Global Equity Dividend	ING Baring LLC	1,025
	ING Securities	349
Global Real Estate	ING Baring LLC	46,923
Greater China	ING Baring LLC	11,758
International Real Estate	ING Baring LLC	15,279
International Value	ING Baring LLC	6,616
International Value Choice	ING Baring LLC	408
Russia	ING Bank, London	9,700
	ING Baring LLC	12,262

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2007, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Expense	Amount

Index Plus International Equity	Custody	$26,132
	Audit	12,382
	Postage	10,799
International Value Opportunities	Accrued Offering	76,888

NOTE 9 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage and extraordinary expenses (and Acquired Fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class Q	Class R

Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	N/A
Global Natural Resources	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A
Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	N/A
Global Value Choice	1.85%	2.50%	2.50%	1.50%	N/A	1.75%	N/A
Disciplined International SmallCap	1.20%	1.95%	1.95%	0.95%	N/A	N/A	N/A
Emerging Countries(1)	2.25%	2.90%	2.90%	1.75%	N/A	2.15%	N/A
Foreign(2)	1.95%	2.70%	2.70%	1.60%	N/A	1.85%	N/A
Greater China	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	N/A	N/A	N/A
International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A
International Equity Dividend	1.40%	2.15%	2.15%	1.15%	N/A	N/A	N/A
International Growth Opportunities(3)	2.75%	3.50%	3.50%	2.50%	N/A	2.75%	N/A
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A
International SmallCap	1.95%	2.60%	2.60%	1.40%	N/A	1.85%	N/A
International Value	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	N/A
International Value Opportunities	1.40%	2.15%	2.15%	1.15%	N/A	N/A	N/A
Russia	3.35%	N/A	N/A	N/A	N/A	N/A	N/A
Emerging Markets Fixed Income	1.25%	2.00%	2.00%	1.00%	N/A	N/A	N/A
Global Bond	0.90%	1.65%	1.65%	0.61%	N/A	N/A	N/A
Diversified International(4)	0.35%	1.10%	1.10%	0.10%	N/A	N/A	0.60%

(1)	Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least December 31, 2007. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85% and 2.10% for Class A, B, C and Q shares, respectively. If, after December 31, 2007, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(2)	Pursuant to a side agreement dated March 1, 2007, ING Investments has lowered the expense limits for Foreign through at least March 1, 2008. The expense limits for the Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q shares, respectively. If, after March 1, 2008, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(3)	Pursuant to a side agreement dated March 1, 2007, ING Investments has lowered the expense limits for International Growth Opportunities through at least March 1, 2008. The expense limits for International Growth Opportunities are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 9 — EXPENSE LIMITATIONS (continued)

Q shares, respectively. If, after March 1, 2008, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(4)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. Effective July 23, 2007, the total expense limits including the underlying investment companies are 1.47%, 2.22%, 2.22% 1.22% and 1.72% for Class A, B, C, I and R shares, respectively. Prior to July 23, 2007, the total expense limits were 1.65%, 2.40% 2.40% 1.40% and 1.90% for Class A, B, C, I and R shares, respectively.

The Investment Adviser may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

As of October 31, 2007, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	October 31,

Fund	2008	2009	2010	Total

Index Plus International Equity	$—	$36,813	$—	$36,813
International Capital Appreciation	—	66,284	—	66,284
International Equity Dividend	—	—	24,309	24,309
International Real Estate	—	119,550	20,669	140,219
International Value Choice	—	14,897	4,469	19,366
International Value Opportunities	—	—	96,662	96,662
Global Bond	—	39,924	148,408	188,332
Diversified International	—	372,357	1,428,893	1,801,250

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon Corporation (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended October 31, 2007:

			Approximate
			Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance for	for Days
Fund	Utilized	Days Utilized	Utilized

Global Natural Resources	40	659,425	5.72%
Global Real Estate	1	9,850,000	5.76%
Global Value Choice	1	1,430,000	5.74%
Disciplined International SmallCap(1)	3	$1,240,000	5.30%
Emerging Countries	13	1,717,692	5.58%
Foreign	1	6,440,000	5.77%
Index Plus International Equity	27	4,204,259	5.75%
International Growth Opportunities	55	1,740,182	5.46%
International SmallCap	18	2,402,778	5.60%
International Value	6	5,215,000	5.70%
International Value Choice	6	3,131,667	5.68%
Russia	54	6,967,222	5.64%
Emerging Markets Fixed Income	8	2,300,000	5.74%
Global Bond	5	1,370,000	5.22%

(1)	At October 31, 2007, Disciplined International SmallCap had an outstanding balance of $990,000.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Global Equity Dividend (Number of Shares)
Shares sold	6,497,494	3,804,463	1,035,641	980,380
Dividends reinvested	465,717	163,319	161,965	68,137
Shares redeemed	(3,024,146)	(2,656,504)	(595,508)	(399,091)

Net increase in shares outstanding	3,939,065	1,311,278	602,098	649,426

Global Equity Dividend ($)
Shares sold	$104,816,704	$55,618,277	$16,616,360	$14,217,375
Dividends reinvested	7,440,753	2,341,599	2,570,336	973,435
Shares redeemed	(48,779,296)	(37,587,681)	(9,575,960)	(5,809,722)

Net increase	$63,478,161	$20,372,195	$9,610,736	$9,381,088

	Class C		Class I	Class O

			August 1,	November 15,
	Year Ended	Year Ended	2007(1) to	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2007

Global Equity Dividend (Number of Shares)
Shares sold	3,220,887	1,792,162	64	1,823,965
Dividends reinvested	259,339	96,575	—	33,142
Shares redeemed	(965,038)	(714,422)	—	(446,487)

Net increase in shares outstanding	2,515,188	1,174,315	64	1,410,620

Global Equity Dividend ($)
Shares sold	$51,629,780	$25,941,781	$1,018	$29,498,450
Dividends reinvested	4,112,436	1,375,816	—	540,071
Shares redeemed	(15,559,185)	(10,300,752)	—	(7,222,361)

Net increase	$40,183,031	$17,016,845	$1,018	$22,816,160

	Class A		Class I

			August 1,
	Year Ended	Year Ended	2007(1) to
	October 31,	October 31,	October 31,
	2007	2006	2007

Global Natural Resources (Number of Shares)
Shares sold	1,398,112	2,142,869	157
Dividends reinvested	570,030	18,990	—
Shares redeemed	(2,449,466)	(2,493,021)	(1)

Net increase (decrease) in shares outstanding	(481,324)	(331,162)	156

Global Natural Resources ($)
Shares sold	$16,676,935	$22,092,980	$2,027
Dividends reinvested	6,190,526	161,561	—
Shares redeemed	(27,924,309)	(25,464,330)	(12)

Net increase (decrease)	$(5,056,848)	$(3,209,789)	$2,015

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Global Real Estate (Number of Shares)
Shares sold	44,628,840	14,446,150	1,826,489	958,288
Dividends reinvested	1,488,668	599,957	108,319	63,626
Shares redeemed	(21,034,520)	(2,090,498)	(786,045)	(191,662)

Net increase in shares outstanding	25,082,988	12,955,609	1,148,763	830,252

Global Real Estate ($)
Shares sold	$1,053,431,057	$287,936,127	$37,270,066	$16,479,220
Dividends reinvested	34,928,676	10,752,914	2,180,962	973,780
Shares redeemed	(490,048,454)	(40,748,408)	(15,294,287)	(3,240,748)

Net increase	$598,311,279	$257,940,633	$24,156,741	$14,212,252

	Class C		Class I		Class O

					November 15,
	Year Ended	Year Ended	Year Ended	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006	2007

Global Real Estate (Number of Shares)
Shares sold	11,726,737	4,044,423	2,833,616	503,082	1,927,071
Dividends reinvested	364,760	112,442	51,336	3,220	32,070
Shares redeemed	(3,551,184)	(512,505)	(214,363)	(99,415)	(878,519)

Net increase in shares outstanding	8,540,313	3,644,360	2,670,589	406,887	1,080,622

Global Real Estate ($)
Shares sold	$250,279,742	$72,912,712	$65,388,279	$9,644,455	$46,088,840
Dividends reinvested	7,711,845	1,815,573	1,203,302	65,390	756,820
Shares redeemed	(72,337,353)	(8,989,662)	(4,776,229)	(1,901,796)	(20,349,596)

Net increase	$185,654,234	$65,738,623	$61,815,352	$7,808,049	$26,496,064

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Global Value Choice (Number of Shares)
Shares sold	413,843	681,706	125,643	92,289
Dividends reinvested	—	9,174	—	—
Shares redeemed	(528,474)	(822,178)	(312,118)	(378,702)

Net decrease in shares outstanding	(114,631)	(131,298)	(186,475)	(286,413)

Global Value Choice ($)
Shares sold	$10,390,704	$13,807,227	$3,421,856	$2,050,988
Dividends reinvested	—	177,004	—	—
Shares redeemed	(13,039,443)	(16,601,505)	(8,358,692)	(8,338,011)

Net decrease	$(2,648,739)	$(2,617,274)	$(4,936,836)	$(6,287,023)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I

				September 6,
	Year Ended	Year Ended	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Global Value Choice (Number of Shares)
Shares sold	224,819	133,353	185,884	139,822
Dividends reinvested	—	901	—	—
Shares redeemed	(281,123)	(390,058)	(49,776)	(1,325)

Net increase (decrease) in shares outstanding	(56,304)	(255,804)	136,108	138,497

Global Value Choice ($)
Shares sold	$5,420,100	$2,605,554	$4,448,082	$2,977,626
Dividends reinvested	—	16,685	—	—
Shares redeemed	(6,746,051)	(7,611,834)	(1,272,296)	(27,524)

Net increase (decrease)	$(1,325,951)	$(4,989,595)	$3,175,786	$2,950,102

	Class Q

	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006

Global Value Choice (Number of Shares)
Shares sold	9,271	58,539
Dividends reinvested	—	1,706
Shares redeemed	(38,134)	(158,326)

Net decrease in shares outstanding	(28,863)	(98,081)

Global Value Choice ($)
Shares sold	$270,527	$1,385,145
Dividends reinvested	—	38,450
Shares redeemed	(1,113,397)	(3,883,858)

Net decrease	$(842,870)	$(2,460,263)

	Class A	Class B	Class C	Class I

	December 20,	December 20,	December 20,	December 20,
	2006(1) to	2006(1) to	2006(1) to	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007

Disciplined International SmallCap (Number of Shares)
Shares sold	9,086	439	5,041	43,082,677
Shares redeemed	(3,367)	—	(427)	(4,681,887)

Net increase in shares outstanding	5,719	439	4,614	38,400,790

Disciplined International SmallCap ($)
Shares sold	$103,553	$4,533	$57,840	$492,455,050
Shares redeemed	(37,185)	—	(4,978)	(54,244,725)

Net increase	$66,368	$4,533	$52,862	$438,210,325

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A (2)		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Emerging Countries (Number of Shares)
Shares sold	1,677,506	1,554,745	120,366	158,904
Shares converted	48,167	—	—	—
Dividends reinvested	49,397	17,399	2,139	—
Shares redeemed	(1,177,964)	(1,105,391)	(180,617)	(233,526)

Net increase (decrease) in shares outstanding	597,106	466,753	(58,112)	(74,622)

Emerging Countries ($)
Shares sold	$61,051,631	$42,544,352	$4,540,140	$4,284,432
Shares converted	1,570,432	—	—	—
Dividends reinvested	1,591,065	440,876	67,985	—
Shares redeemed	(42,526,644)	(30,177,710)	(6,583,827)	(6,263,528)

Net increase (decrease)	$21,686,484	$12,807,518	$(1,975,702)	$(1,979,096)

	Class C		Class I

				December 21,
	Year Ended	Year Ended	Year Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Emerging Countries (Number of Shares)
Shares sold	415,931	650,919	517,678	1,259,659
Dividends reinvested	6,705	2,002	13,851	—
Shares redeemed	(323,475)	(302,871)	(322,580)	(470,530)

Net increase in shares outstanding	99,161	350,050	208,949	789,129

Emerging Countries ($)
Shares sold	$14,223,797	$16,487,366	$18,694,152	$35,774,589
Dividends reinvested	201,560	47,440	446,558	—
Shares redeemed	(10,757,579)	(7,797,300)	(11,228,172)	(12,692,384)

Net increase	$3,667,778	$8,737,506	$7,912,538	$23,082,205

	Class M(2)		Class Q

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Emerging Countries (Number of Shares)
Shares sold	49	2,691	383,862	203,459
Shares converted	(48,826)	—	—	—
Dividends reinvested	425	46	5,154	2,644
Shares redeemed	(1,853)	(4,694)	(243,283)	(298,675)

Net increase (decrease) in shares outstanding	(50,205)	(1,957)	145,733	(92,572)

Emerging Countries ($)
Shares sold	$1,496	$75,928	$14,213,705	$5,761,374
Shares converted	(1,570,432)	—	—	—
Dividends reinvested	13,499	1,146	171,687	69,164
Shares redeemed	(57,877)	(130,478)	(8,769,423)	(8,528,955)

Net increase (decrease)	$(1,613,314)	$(53,404)	$5,615,969	$(2,698,417)

(1)	Commencement of operations.
(2)	Effective January 2, 2007, Class M shareholders of Emerging Countries were converted to Class A shares of the fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Foreign (Number of Shares)
Shares sold	5,586,881	5,804,035	465,033	859,893
Dividends reinvested	268,335	134,508	54,324	27,967
Shares redeemed	(2,834,087)	(2,401,362)	(418,014)	(359,114)

Net increase in shares outstanding	3,021,129	3,537,181	101,343	528,746

Foreign ($)
Shares sold	$116,065,154	$98,299,748	$9,375,051	$14,233,385
Dividends reinvested	5,170,819	2,082,190	1,019,661	425,093
Shares redeemed	(58,600,260)	(40,561,430)	(8,375,577)	(6,018,453)

Net increase	$62,635,713	$59,820,508	$2,019,135	$8,640,025

	Class C		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Foreign (Number of Shares)
Shares sold	2,788,802	3,422,194	2,245,294	3,238,230
Dividends reinvested	201,179	93,622	121,586	1,630
Shares redeemed	(1,297,440)	(1,050,690)	(1,080,849)	(48,706)

Net increase in shares outstanding	1,692,541	2,465,126	1,286,031	3,191,154

Foreign ($)
Shares sold	$55,924,710	$56,926,173	$47,286,509	$56,439,802
Dividends reinvested	3,781,772	1,424,923	2,373,357	25,483
Shares redeemed	(26,171,530)	(17,589,538)	(22,654,368)	(883,854)

Net increase	$33,534,952	$40,761,558	$27,005,498	$55,581,431

	Class Q

	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006

Foreign (Number of Shares)
Shares sold	234	—
Dividends reinvested	2,264	1,680
Shares redeemed	(30,513)	(10,236)

Net decrease in shares outstanding	(28,015)	(8,556)

Foreign ($)
Shares sold	$5,012	$—
Dividends reinvested	43,762	26,071
Shares redeemed	(652,894)	(174,891)

Net decrease	$(604,120)	$(148,820)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B

		December 21,		January 6,
	Year Ended	2005(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Greater China (Number of Shares)
Shares sold	2,196,767	2,060,629	295,918	173,344
Dividends reinvested	4,251	—	626	—
Shares redeemed	(1,077,963)	(162,486)	(146,993)	(15,849)

Net increase in shares outstanding	1,123,055	1,898,143	149,551	157,495

Greater China ($)
Shares sold	$36,379,127	$22,315,810	$4,827,247	$2,005,078
Dividends reinvested	59,565	—	8,720	—
Shares redeemed	(17,193,019)	(1,889,215)	(2,430,746)	(183,820)

Net increase	$19,245,673	$20,426,595	$2,405,221	$1,821,258

	Class C		Class I

		January 11,		May 8,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Greater China (Number of Shares)
Shares sold	559,664	175,293	338	1,771
Dividends reinvested	357	—	9	—
Shares redeemed	(218,283)	(4,406)	—	—

Net increase in shares outstanding	341,738	170,887	347	1,771

Greater China ($)
Shares sold	$9,969,510	$2,052,770	$6,820	$20,682
Dividends reinvested	4,978	—	125	—
Shares redeemed	(3,407,996)	(49,651)	—	—

Net increase	$6,566,492	$2,003,119	$6,945	$20,682

	Class A		Class B

		December 21,		January 12,
	Year Ended	2005(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Index Plus International Equity (Number of Shares)
Shares sold	128,123	1,593,260	32,179	23,222
Dividends reinvested	1,989	—	632	—
Shares redeemed	(1,041,019)	(522,199)	(2,719)	(495)

Net increase (decrease) in shares outstanding	(910,907)	1,071,061	30,092	22,727

Index Plus International Equity ($)
Shares sold	$1,644,502	$16,004,839	$413,854	$250,885
Dividends reinvested	23,642	—	7,493	—
Shares redeemed	(13,003,326)	(5,896,965)	(36,087)	(5,729)

Net increase (decrease)	$(11,335,182)	$10,107,874	$385,260	$245,156

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I

		January 12,		December 21,
	Year Ended	2006(1) to	Year Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Index Plus International Equity (Number of Shares)
Shares sold	53,278	47,884	4,628,592	6,879,841
Dividends reinvested	773	—	237,356	—
Shares redeemed	(18,988)	(1,878)	(3,125,186)	(162,917)

Net increase in shares outstanding	35,063	46,006	1,740,762	6,716,924

Index Plus International Equity ($)
Shares sold	$680,086	$512,540	$59,372,768	$74,436,693
Dividends reinvested	9,149	—	2,817,418	—
Shares redeemed	(234,315)	(21,900)	(39,684,824)	(1,770,309)

Net increase	$454,920	$490,640	$22,505,362	$72,666,384

	Class A		Class B

		December 21,		January 9,
	Year Ended	2005(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International Capital Appreciation (Number of Shares)
Shares sold	192,965	635,018	61,628	6,175
Dividends reinvested	413	—	115	—
Shares redeemed	(207,146)	(312,161)	(3,275)	(378)

Net increase (decrease) in shares outstanding	(13,768)	322,857	58,468	5,797

International Capital Appreciation ($)
Shares sold	$2,368,777	$6,494,040	$807,880	$65,827
Dividends reinvested	4,867	—	1,344	—
Shares redeemed	(2,460,407)	(3,430,448)	(40,301)	(3,952)

Net increase (decrease)	$(86,763)	$3,063,592	$768,923	$61,875

	Class C		Class I

		January 24,		December 21,
	Year Ended	2006(1) to	Year Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International Capital Appreciation (Number of Shares)
Shares sold	66,475	12,621	5,530,264	4,893,411
Dividends reinvested	123	—	128,072	—
Shares redeemed	(6,361)	(6,848)	(331,815)	(762,409)

Net increase in shares outstanding	60,237	5,773	5,326,521	4,131,002

International Capital Appreciation ($)
Shares sold	$888,507	$136,078	$69,653,165	$51,868,418
Dividends reinvested	1,448	—	1,509,974	—
Shares redeemed	(80,137)	(77,684)	(4,575,021)	(8,729,175)

Net increase	$809,818	$58,394	$66,588,118	$43,139,243

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A	Class B	Class C	Class I

	June 28,	June 28,	June 28,	June 28,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007

International Equity Dividend (Number of Shares)
Shares sold	393,069	22,651	126,454	5,265,562
Shares redeemed	(3,131)	(31)	—	(7,892)

Net increase in shares outstanding	389,938	22,620	126,454	5,257,670

International Equity Dividend ($)
Shares sold	$3,902,205	$218,286	$1,252,342	$52,290,180
Shares redeemed	(31,138)	(310)	—	(78,707)

Net increase	$3,871,067	$217,976	$1,252,342	$52,211,473

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International Growth Opportunities (Number of Shares)
Shares sold	606,666	1,130,290	90,648	222,011
Dividends reinvested	424,904	65,163	101,617	9,571
Shares redeemed	(1,337,839)	(1,417,023)	(360,538)	(454,724)

Net decrease in shares outstanding	(306,269)	(221,570)	(168,273)	(223,142)

International Growth Opportunities ($)
Shares sold	$8,143,922	$13,974,139	$1,180,526	$2,619,810
Dividends reinvested	5,354,882	754,581	1,234,642	107,204
Redemption fee proceeds	—	257	—	—
Shares redeemed	(17,966,521)	(17,628,847)	(4,705,424)	(5,368,489)

Net decrease	$(4,467,717)	$(2,899,870)	$(2,290,256)	$(2,641,475)

	Class C		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International Growth Opportunities (Number of Shares)
Shares sold	150,534	125,967	360,989	413,947
Dividends reinvested	65,339	5,646	110,577	41,301
Shares redeemed	(192,575)	(300,691)	(827,433)	(1,585,422)

Net increase (decrease) in shares outstanding	23,298	(169,078)	(355,867)	(1,130,174)

International Growth Opportunities ($)
Shares sold	$1,979,430	$1,518,241	$4,754,225	$5,055,453
Dividends reinvested	793,868	63,297	1,383,313	475,409
Shares redeemed	(2,507,472)	(3,586,904)	(10,767,823)	(18,368,063)

Net increase (decrease)	$265,826	$(2,005,366)	$(4,630,285)	$(12,837,201)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class Q

	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006

International Growth Opportunities (Number of Shares)
Shares sold	594,965	1,426,062
Dividends reinvested	225,064	24,539
Shares redeemed	(787,068)	(716,043)

Net increase in shares outstanding	32,961	734,558

International Growth Opportunities ($)
Shares sold	$7,984,633	$17,444,379
Dividends reinvested	2,804,295	281,487
Shares redeemed	(10,306,446)	(8,750,007)

Net increase	$482,482	$8,975,859

	Class A		Class B

		February 28,		February 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International Real Estate (Number of Shares)
Shares sold	19,878,781	4,696,588	767,102	142,380
Dividends reinvested	123,340	2,698	5,012	65
Shares redeemed	(5,641,413)	(415,752)	(98,193)	(1,115)

Net increase in shares outstanding	14,360,708	4,283,534	673,921	141,330

International Real Estate ($)
Shares sold	$265,384,203	$50,099,143	$10,170,413	$1,531,684
Dividends reinvested	1,645,656	28,565	65,277	667
Shares redeemed	(74,585,692)	(4,560,851)	(1,277,012)	(11,288)

Net increase	$192,444,167	$45,566,857	$8,958,678	$1,521,063

	Class C		Class I

		February 28,		February 28,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International Real Estate (Number of Shares)
Shares sold	8,245,988	1,486,965	6,969,530	2,253,191
Dividends reinvested	30,706	697	90,632	2,409
Shares redeemed	(1,361,519)	(14,206)	(268,863)	(336,086)

Net increase in shares outstanding	6,915,175	1,473,456	6,791,299	1,919,514

International Real Estate ($)
Shares sold	$109,483,769	$15,819,755	$91,183,483	$24,710,500
Dividends reinvested	401,088	7,117	1,202,775	26,281
Shares redeemed	(17,644,347)	(149,297)	(3,540,845)	(3,870,805)

Net increase	$92,240,510	$15,677,575	$88,845,413	$20,865,976

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International SmallCap (Number of Shares)
Shares sold	5,045,814	2,618,183	120,228	153,065
Dividends reinvested	20,929	28,203	—	1,067
Shares redeemed	(2,339,921)	(2,091,324)	(364,409)	(420,654)

Net increase (decrease) in shares outstanding	2,726,822	555,062	(244,181)	(266,522)

International SmallCap ($)
Shares sold	$301,848,369	$115,137,984	$7,497,411	$6,805,314
Dividends reinvested	1,059,446	1,143,069	—	44,742
Shares redeemed	(137,896,302)	(91,030,509)	(21,737,439)	(19,055,708)

Net increase (decrease)	$165,011,513	$25,250,544	$(14,240,028)	$(12,205,652)

	Class C		Class I

				December 21,
	Year Ended	Year Ended	Year Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International SmallCap (Number of Shares)
Shares sold	517,439	305,463	3,249,235	3,311,088
Dividends reinvested	53	3,317	16,186	—
Shares redeemed	(324,780)	(305,228)	(516,468)	(413,715)

Net increase in shares outstanding	192,712	3,552	2,748,953	2,897,373

International SmallCap ($)
Shares sold	$29,552,044	$12,733,141	$188,727,994	$146,345,932
Dividends reinvested	2,524	127,269	819,983	—
Shares redeemed	(17,907,434)	(12,614,364)	(32,274,836)	(18,478,631)

Net increase	$11,647,134	$246,046	$157,273,141	$127,867,301

	Class Q

	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006

International SmallCap (Number of Shares)
Shares sold	851,771	618,175
Dividends reinvested	9,277	12,988
Shares redeemed	(648,584)	(434,452)

Net increase in shares outstanding	212,464	196,711

International SmallCap ($)
Shares sold	$55,349,246	$28,725,725
Dividends reinvested	504,137	564,597
Shares redeemed	(41,248,877)	(20,330,336)

Net increase	$14,604,506	$8,959,986

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International Value (Number of Shares)
Shares sold	16,368,193	17,704,351	453,105	723,662
Dividends reinvested	7,950,487	6,154,438	1,377,293	1,288,590
Shares redeemed	(24,751,517)	(25,674,523)	(6,016,199)	(7,398,801)

Net decrease in shares outstanding	(432,837)	(1,815,734)	(4,185,801)	(5,386,549)

International Value ($)
Shares sold	$353,613,593	$345,076,004	$9,307,026	$13,483,084
Dividends reinvested	162,571,673	110,779,870	27,711,130	22,846,698
Shares redeemed	(539,661,218)	(504,762,828)	(129,493,665)	(142,311,210)

Net decrease	$(23,475,952)	$(48,906,954)	$(92,475,509)	$(105,981,428)

	Class C		Class I

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International Value (Number of Shares)
Shares sold	834,396	696,527	27,853,117	23,235,247
Dividends reinvested	2,721,822	2,160,993	6,124,030	4,027,145
Shares redeemed	(4,638,571)	(5,174,229)	(20,350,068)	(13,614,582)

Net increase (decrease) in shares outstanding	(1,082,353)	(2,316,709)	13,627,079	13,647,810

International Value ($)
Shares sold	$16,733,659	$12,393,004	$601,984,171	$456,863,861
Dividends reinvested	54,463,672	38,163,141	125,236,405	72,448,346
Shares redeemed	(98,807,462)	(98,746,989)	(447,151,806)	(268,395,382)

Net increase (decrease)	$(27,610,131)	$(48,190,844)	$280,068,770	$260,916,825

	Class Q

	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006

International Value (Number of Shares)
Shares sold	4,986	22,383
Dividends reinvested	102,040	92,721
Shares redeemed	(190,516)	(415,890)

Net decrease in shares outstanding	(83,490)	(300,786)

International Value ($)
Shares sold	$110,000	$432,031
Dividends reinvested	2,089,785	1,670,826
Shares redeemed	(4,143,124)	(8,027,999)

Net decrease	$(1,943,339)	$(5,925,142)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International Value Choice (Number of Shares)
Shares sold	196,008	1,260,518	40,254	204,077
Dividends reinvested	26,003	9,873	3,151	2,909
Shares redeemed	(553,686)	(394,876)	(74,651)	(50,448)

Net increase (decrease) in shares outstanding	(331,675)	875,515	(31,246)	156,538

International Value Choice ($)
Shares sold	$2,591,527	$14,712,291	$523,398	$2,359,933
Dividends reinvested	334,923	109,590	40,274	32,117
Shares redeemed	(7,400,948)	(4,737,083)	(971,726)	(590,545)

Net increase (decrease)	$(4,474,498)	$10,084,798	$(408,054)	$1,801,505

	Class C		Class I

				December 21,
	Year Ended	Year Ended	Year Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

International Value Choice (Number of Shares)
Shares sold	85,318	216,216	4,387,177	3,307,214
Dividends reinvested	4,177	3,130	76,908	—
Shares redeemed	(94,956)	(47,102)	(3,383,938)	(337,472)

Net increase (decrease) in shares outstanding	(5,461)	172,244	1,080,147	2,969,742

International Value Choice ($)
Shares sold	$1,113,930	$2,519,790	$57,856,995	$39,229,047
Dividends reinvested	53,511	34,613	989,038	—
Shares redeemed	(1,252,071)	(550,017)	(46,416,954)	(4,156,509)

Net increase (decrease)	$(84,630)	$2,004,386	$12,429,079	$35,072,538

	Class A	Class B	Class C	Class I

	February 28,	February 28,	February 28,	February 28,
	2007(1) to	2007(1) to	2007(1) to	2007(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2007	2007	2007

International Value Opportunities (Number of Shares)
Shares sold	1,004,583	1,280	2,699	103
Shares redeemed	(1,889)	(1,085)	(2)	(1)

Net increase in shares outstanding	1,002,694	195	2,697	102

International Value Opportunities ($)
Shares sold	$10,048,363	$13,195	$27,547	$1,030
Shares redeemed	(18,645)	(11,002)	(21)	(10)

Net increase	$10,029,718	$2,193	$27,526	$1,020

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A

	Year Ended	Year Ended
	October 31,	October 31,
	2007	2006

Russia (Number of Shares)
Shares sold	4,435,492	10,885,015
Dividends reinvested	613,999	—
Shares redeemed	(6,715,298)	(5,521,528)

Net increase (decrease) in shares outstanding	(1,665,807)	5,363,487

Russia ($)
Shares sold	$280,987,914	$528,911,241
Dividends reinvested	37,402,991	—
Redemption fee proceeds	3,086,432	2,984,157
Shares redeemed	(422,755,301)	(268,475,876)

Net increase (decrease)	$(101,277,964)	$263,419,522

	Class A		Class B

		December 21,		January 4,
	Year Ended	2005(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Emerging Markets Fixed Income (Number of Shares)
Shares sold	574,996	2,546,831	12,563	28,060
Dividends reinvested	17,007	1,763	1,367	356
Shares redeemed	(2,107,447)	(18,897)	(3,405)	34

Net increase (decrease) in shares outstanding	(1,515,444)	2,529,697	10,525	28,450

Emerging Markets Fixed Income ($)
Shares sold	$5,985,060	$25,848,505	$129,139	$284,262
Dividends reinvested	174,982	17,545	14,047	3,546
Shares redeemed	(21,814,799)	(190,292)	(34,681)	349

Net increase (decrease)	$(15,654,757)	$25,675,758	$108,505	$288,157

	Class C		Class I

		March 1,	December 20,
	Year Ended	2006(1) to	2006(1) to
	October 31,	October 31,	October 31,
	2007	2006	2007

Emerging Markets Fixed Income (Number of Shares)
Shares sold	121,704	32,643	29,241,272
Dividends reinvested	2,892	792	617,893
Shares redeemed	(6,959)	—	(601,326)

Net increase in shares outstanding	117,637	33,435	29,257,839

Emerging Markets Fixed Income ($)
Shares sold	$1,261,502	$329,390	$303,520,569
Dividends reinvested	29,610	7,863	6,243,231
Shares redeemed	(71,700)	—	(6,041,783)

Net increase	$1,219,412	$337,253	$303,722,017

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B

		June 30,		June 30,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Global Bond (Number of Shares)
Shares sold	274,870	2,515,893	33,601	2,713
Dividends reinvested	3,007	—	658	—
Shares redeemed	(66,579)	—	(4,564)	—

Net increase in shares outstanding	211,298	2,515,893	29,695	2,713

Global Bond ($)
Shares sold	$2,826,384	$25,161,326	$339,806	$27,335
Dividends reinvested	30,842	—	6,727	—
Shares redeemed	(676,036)	—	(45,456)	—

Net increase	$2,181,190	$25,161,326	$301,077	$27,335

	Class C		Class I

		June 30,		June 30,
	Year Ended	2006(1) to	Year Ended	2006(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Global Bond (Number of Shares)
Shares sold	160,111	3,467	1	101
Dividends reinvested	673	—	—	—
Shares redeemed	(10,660)	—	—	—

Net increase in shares outstanding	150,124	3,467	1	101

Global Bond ($)
Shares sold	$1,646,890	$35,076	$10	$1,010
Dividends reinvested	6,965	—	—	—
Shares redeemed	(108,978)	—	—	—

Net increase	$1,544,877	$35,076	$10	$1,010

	Class A		Class B

		December 21,		December 21,
	Year Ended	2005(1) to	Year Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Diversified International (Number of Shares)
Shares sold	14,796,567	15,920,455	1,227,737	2,066,270
Dividends reinvested	58,638	—	1,114	—
Shares redeemed	(3,910,709)	(1,271,043)	(282,859)	(70,627)

Net increase in shares outstanding	10,944,496	14,649,412	945,992	1,995,643

Diversified International ($)
Shares sold	$196,674,148	$173,676,549	$16,173,010	$22,435,250
Dividends reinvested	727,447	—	13,771	—
Shares redeemed	(51,884,948)	(13,776,784)	(3,741,472)	(779,687)

Net increase	$145,516,647	$159,899,765	$12,445,309	$21,655,563

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class C		Class I

		December 21,		December 21,
	Year Ended	2005(1) to	Year Ended	2005(1) to
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006

Diversified International (Number of Shares)
Shares sold	6,505,341	6,338,569	36,440	486
Dividends reinvested	4,093	—	4	—
Shares redeemed	(1,190,161)	(287,804)	(34,712)	(100)

Net increase in shares outstanding	5,319,273	6,050,765	1,732	386

Diversified International ($)
Shares sold	$85,984,708	$68,740,074	$522,197	$5,534
Dividends reinvested	50,585	—	55	—
Shares redeemed	(15,544,550)	(3,120,028)	(476,693)	(1,163)

Net increase	$70,490,743	$65,620,046	$45,559	$4,371

Class R

December 12,
2006(1) to
October 31,
2007

Diversified International (Number of Shares)
Shares sold	39,818
Dividends reinvested	38
Shares redeemed	(10,702)

Net increase in shares outstanding	29,154

Diversified International ($)
Shares sold	$502,116
Dividends reinvested	472
Shares redeemed	(144,253)

Net increase	$358,335

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund’s net assets, at market value, at time of purchase.

			Initial			Percent
		Shares	Acquisition			of Net
Fund	Security	/Principal	Date	Cost	Value	Assets

Global Natural Resources	Cano Petroleum, Inc.	107,047	10/11/06	$559,583	$818,910	0.5%
	PetroHawk Energy Corp.	40,042	10/10/06	478,705	740,777	0.5%
	Solid Resources Ltd.	293,709	03/19/07	249,403	310,918	0.2%
	Triangle Petroleum Corp.	38,800	02/26/07	77,600	50,828	0.0%

				$1,365,291	$1,921,433	1.2%

Foreign	OJSC Evrocement Group	13	01/29/07	$146,250	$240,500	0.0%
	Open Investments	1,536	04/26/07	452,136	425,764	0.1%
	Silvinit	3,130	05/10/07	1,088,674	1,244,175	0.2%
	URSA Bank	378,180	04/11/07	889,462	699,633	0.1%

				$2,576,522	$2,610,072	0.4%

International SmallCap	Dongyang Mechatronics Corp.	143,450	03/02/05	$676,529	$1,735,564	0.2%
	HannStar Display Corp.	2,729,088	03/27/07	615,569	1,272,114	0.1%
	MFS Technology Ltd.	40,000	01/25/07	20,236	15,826	0.0%
	Nadex Co., Ltd.	4,000	01/04/06	56,144	25,054	0.0%
	Shinki Co., Ltd.	24,700	09/28/05	251,493	23,573	0.0%

				$1,619,971	$3,072,131	0.3%

Emerging Markets Fixed Income	Banco Credito Del Peru, 7.170%, due 10/15/22	PEN 3,900,000	10/19/07	$1,291,391	$1,299,762	0.4%

				$1,291,391	$1,299,762	0.4%

NOTE 13 — CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Emerging Markets Investments (All Funds except Index Plus International Equity). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Natural Resources, Global Real Estate and International Real Estate). As a result of each Fund and Underlying Funds concentrating its assets in securities related to a particular industry, each Fund or Underlying Fund may be subject to greater market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

Geographic Concentration (Greater China and Russia). As a result of each Fund concentrating its assets in a single region of the world, each Fund’s performance may be more volatile than that of a fund that invests globally. If securities in the region that each Fund is concentrated fall out of favor, it may cause a Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Global Natural Resources, Global Real Estate, Disciplined International SmallCap, Greater China, International Real Estate, Russia, Emerging Markets Fixed Income and Global Bond). The Funds and Underlying Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund or Underlying Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

or Underlying Fund. The investment of a large percentage of a Funds’ or Underlying Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Restricted and Illiquid Securities (Greater China, Russia and Emerging Markets Fixed Income). If a security is illiquid, a Fund may not be able to sell the security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Rule 144A Securities (Global Value Choice, Greater China and International Value Choice). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund generally considers Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

NOTE 14 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2007, the following Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
Fund	Loaned	Collateral

Global Equity Dividend	$12,887,840	$13,121,697
Global Real Estate	33,126,917	34,107,610
Global Value Choice	24,078,683	24,568,922
Emerging Countries	49,050,425	50,315,176
Foreign	42,179,200	42,530,983
International Growth Opportunities	7,191,354	7,242,040
International SmallCap	33,222,926	34,544,733
International Value	176,481,982	186,972,678
Russia Fund	112,622,319	113,588,003

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of October 31, 2007:

		Undistributed Net	Accumulated
	Paid-in	Investment Income	Net Realized
	Capital	On Investments	Gains/(Losses)

Global Equity Dividend	$—	$1,987,562	$(1,987,562)
Global Natural Resources	—	915,873	(915,873)
Global Real Estate(1)	1,014,610	33,309,068	(34,323,678)
Global Value Choice	—	683,392	(683,392)
Disciplined International SmallCap	(71,517)	232,372	(160,855)
Emerging Countries	—	(404,375)	404,375
Foreign	(91)	3,492,238	(3,492,147)
Greater China	—	(8,217)	8,217
Index Plus International Equity	—	410,451	(410,451)
International Capital Appreciation	—	1,329,512	(1,329,512)
International Equity Dividend	(6,361)	120,413	(114,052)
International Growth Opportunities	—	5,468	(5,468)
International Real Estate	—	19,074,816	(19,074,816)
International SmallCap	—	53,531	(53,531)
International Value	—	(1,151,612)	1,151,612
International Value Choice	—	(68,120)	68,120
International Value Opportunities	(15,611)	26,786	(11,175)
Russia	(123,868)	4,511,889	(4,388,021)
Emerging Markets Fixed Income	(33,369)	(13,138)	46,507
Global Bond	—	347,206	(347,206)
Diversified International	19,330	4,155,585	(4,174,915)

(1)	As of the Fund’s tax year ended December 31, 2006.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2007			Year Ended October 31, 2006

			Dividends Paid
	Ordinary	Long-Term	Deduction on	Ordinary	Long-Term
	Income	Capital Gains	Redemptions	Income	Capital Gains

Global Equity Dividend	$18,796,716	$3,818,557	$—	$7,159,143	$828,141
Global Natural Resources	2,937,873	3,999,909	—	180,375	—
Global Real Estate(1)	51,930,847	8,533,607	—	14,209,504	4,790,208
Global Value Choice	—	—	—	397,470	—
Emerging Countries	2,943,119	—	—	671,817	—
Foreign	5,017,181	12,877,280	—	—	6,096,805
Greater China	143,130	—	—	—	—
Index Plus International Equity	3,219,136	—	—	—	—
International Capital Appreciation	1,644,836	—	—	—	—
International Growth Opportunities	3,156,568	9,769,639	—	1,814,101	—
International Real Estate	5,257,673	—	—	176,469	—
International SmallCap	3,451,506	—	—	2,373,750	—
International Value	122,228,627	402,826,028	—	49,299,049	295,092,915
International Value Choice	1,154,606	379,371	—	269,623	—
Russia	—	43,574,710	139	—	—
Emerging Markets Fixed Income	7,701,124	—	—	601,241	—
Global Bond	1,570,829	8,117	—	154,991	—
Diversified International	1,063,277	—	19,330	—	—

(1)	Composition of dividends and distributions presented herein is based on the Fund’s tax year-end of December 31, 2006.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2007 were:

				Post-October
	Undistributed	Undistributed	Unrealized	Currency
	Ordinary	Long Term	Appreciation/	Losses	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Carryforwards	Dates

Global Equity Dividend	$8,910,172	$20,212,116	$29,314,208	$—	$—	—
Global Natural Resources	19,813,418	7,608,261	30,452,308	—	—	—
Global Real Estate(1)	18,943,194	1,254,042	163,390,908	(203,868)	—	—
Global Value Choice	397,014	—	18,664,718	—	(67,176,271)	2009
					(81,779,077)	2010
					(6,183,953)	2011

					$(155,139,301)

Disciplined International SmallCap	10,387,969	—	17,136,239	—	—	—
Emerging Countries	3,092,433	8,984,526	57,601,834	—	(3,321,810)*	2008
Foreign	4,110,078	39,829,512	209,255,862	—	—	—
Greater China	6,797,514	1,424,320	32,978,404	—	—	—
Index Plus International Equity	11,776,394	2,716,188	13,018,816	—	—	—
International Capital Appreciation	5,727,180	1,233,537	26,048,539	—	—	—
International Equity Dividend	553,428	—	3,206,366	—	—	—
International Growth Opportunities	10,460,955	10,794,409	25,331,782	—	(1,838,679)*	2008
International Real Estate	18,778,690	—	49,465,611	—	(26,312)	2014
					(2,515,843)	2015

					$(2,542,155)

International SmallCap	78,354,785	66,294,175	209,962,864	—	—	—
International Value	169,333,918	657,964,463	1,217,966,130	—	—	—
International Value Choice	4,878,165	7,696,698	7,917,237	—	—	—
International Value Opportunities	248,964	—	408,770	—	—	—
Russia	—	137,645,235	448,582,297	—	—	—
Emerging Markets Fixed Income	—	—	601,729	—	(593,649)	2015
Global Bond	465,305	—	1,228,620	—	—	—
Diversified International	5,267,267	1,925,350	113,649,018	—	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

(1)	As of the Fund’s tax year ended December 31, 2006.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For October year-end funds, this would be no later than their April 30, 2008 NAV and the effects of FIN 48 would be reflected in the Funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of October 31, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 17 — SUBSEQUENT EVENTS

On July 24, 2007, the Board approved a proposal to reorganize ING International Equity Fund into Index Plus International Equity (“Reorganization”). The Reorganization was approved by shareholders on November 21, 2007 and took place on December 8, 2007. As a result of the Reorganization, Index Plus International Equity launched Class O shares on December 10, 2007.

Dividends. Subsequent to October 31, 2007, the following Funds declared dividends of:

	Net
	Investment	Payable	Record
	Income	Date	Date

Emerging Markets Fixed Income
Class A	$0.0500	November 5, 2007	October 31, 2007
Class B	$0.0435	November 5, 2007	October 31, 2007
Class C	$0.0438	November 5, 2007	October 31, 2007
Class I	$0.0522	November 5, 2007	October 31, 2007
Class A	$0.0500	December 5, 2007	November 30, 2007
Class B	$0.0438	December 5, 2007	November 30, 2007
Class C	$0.0439	December 5, 2007	November 30, 2007
Class I	$0.0522	December 5, 2007	November 30, 2007

Global Bond
Class A	$0.0709	December 3, 2007	Daily
Class B	$0.0586	December 3, 2007	Daily
Class C	$0.0631	December 3, 2007	Daily
Class I	$0.0594	December 3, 2007	Daily

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 92.7%
		Australia: 8.5%
146,795		Australia & New Zealand Banking Group Ltd.	$4,144,348
246,016		Coca-Cola Amatil Ltd.	2,351,129
671,697		Foster’s Group Ltd.	4,010,541
847,648		Insurance Australia Group	3,728,719
163,788		Publishing & Broadcasting Ltd.	3,197,251
250,463		Stockland	2,103,988
161,325		Suncorp-Metway Ltd.	3,065,001
143,006		TABCORP Holdings Ltd.	2,081,051
105,077		Wesfarmers Ltd.	4,323,787
206,676		Westfield Group	4,225,887

			33,231,702

		Belgium: 2.8%
86,629		Belgacom SA	4,151,343
48,947		Elia System Operator SA	2,029,953
154,540		Fortis	4,963,083
61,816	@	Fortis	895

			11,145,274

		Brazil: 2.2%
58,785		Petroleo Brasileiro SA ADR	4,890,324
169,225		Tele Norte Leste Participacoes SA ADR	3,689,105

			8,579,429

		Canada: 4.4%
7,854	@,#,X	Bell Aliant Regional Communications Income Fund	261,469
61,168		Bell Aliant Regional Communications Income Fund	2,047,459
49,580		Enerplus Resources Fund	2,398,680
61,553	L	Fording Canadian Coal Trust	2,241,760
266,726		Precision Drilling Trust	4,862,141
128,246		TransCanada Corp.	5,454,850

			17,266,359

		Denmark: 1.0%
93,131		Danske Bank A/ S	4,122,118

			4,122,118

		France: 5.7%
34,342		BNP Paribas	3,806,173
119,004		France Telecom SA	4,400,771
22,233		Societe Generale	3,756,047
49,774		Total SA	4,016,563
138,613		Vivendi	6,263,825

			22,243,379

		Germany: 1.1%
201,777		Deutsche Telekom AG	4,145,476

			4,145,476

		Greece: 1.1%
101,928		OPAP SA	4,173,161

			4,173,161

		Hong Kong: 0.5%
285,168		CLP Holdings Ltd.	1,927,193

			1,927,193

		Hungary: 1.0%
142,580		Magyar Telekom Telecommunications PLC ADR	3,826,847

			3,826,847

		Ireland: 1.2%
183,167		Allied Irish Banks PLC	4,627,109

			4,627,109

		Israel: 0.8%
569,697		Bank Hapoalim BM	3,154,084

			3,154,084

		Italy: 9.2%
417,911		Enel S.p.A.	5,010,895
160,077		ENI S.p.A.	5,844,901
496,488		Intesa Sanpaolo S.p.A.	3,938,641
91,755		Italcementi S.p.A. RNC	1,531,594
459,500		Mediaset S.p.A.	4,766,010
36,958		Pirelli & C Real Estate S.p.A.	1,832,431
627,854		Snam Rete Gas S.p.A.	4,064,642
1,620,120		Telecom Italia S.p.A. RNC	4,195,920
531,068		UniCredito Italiano S.p.A.	4,568,462

			35,753,496

		Luxembourg: 0.6%
1,240,801	@,#,X	Lite-On Technology Corp.	2,266,943

			2,266,943

		Netherlands: 1.1%
96,395		Royal Dutch Shell PLC	4,229,357

			4,229,357

		New Zealand: 0.5%
562,802		Telecom Corp. of New Zealand Ltd.	1,890,538

			1,890,538

		Norway: 1.1%
251,861		DNB NOR ASA	4,173,889

			4,173,889

		Poland: 1.2%
479,913		Telekomunikacja Polska SA	4,546,685

			4,546,685

		Singapore: 0.8%
194,000		DBS Group Holdings Ltd.	3,036,446

			3,036,446

		South Korea: 1.1%
75,723		KT Corp. ADR	1,781,005
26,261		S-Oil Corp.	2,385,108

			4,166,113

		Sweden: 1.0%
214,023		Svenska Cellulosa AB — B Shares	3,781,584

			3,781,584

		Taiwan: 1.0%
375,930		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,003,655

			4,003,655

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Thailand: 0.7%
547,100		Advanced Info Service PCL	$1,443,959
179,100		Siam Cement PCL	1,388,126

			2,832,085

		United Kingdom: 18.9%
75,573		AstraZeneca PLC	3,721,604
254,210		Aviva PLC	4,005,201
306,512		Barclays PLC	3,879,353
413,742		BBA Aviation PLC	2,083,887
345,032		BP PLC	4,488,875
112,388		British American Tobacco PLC	4,281,719
176,964		Diageo PLC	4,060,195
1,342,060		DSG International PLC	3,624,779
218,390		GlaxoSmithKline PLC	5,609,569
336,573		Hiscox Ltd.	2,015,061
209,807		HSBC Holdings PLC	4,159,778
1,391,622		Legal & General Group PLC	4,062,675
344,106		Lloyds TSB Group PLC	3,908,888
503,233		Royal Bank of Scotland Group PLC	5,434,926
321,915		Scottish & Newcastle PLC	5,252,132
136,011		Severn Trent PLC	4,109,703
528,944		Tate & Lyle PLC	4,799,961
272,214		United Utilities PLC	4,138,650

			73,636,956

		United States: 25.2%
48,975		AGL Resources, Inc.	1,935,982
84,297		Altria Group, Inc.	6,147,780
73,509	L	Ameren Corp.	3,973,897
68,190		Arthur J Gallagher & Co.	1,814,536
92,848		AT&T, Inc.	3,880,118
116,142		Bank of America Corp.	5,607,336
135,066		Bristol-Myers Squibb Co.	4,050,629
164,332		Citigroup, Inc.	6,885,512
277,099	L	Citizens Communications Co.	3,646,623
83,460		Consolidated Edison, Inc.	3,930,131
88,971		Dow Chemical Co.	4,007,254
103,020		Duke Energy Corp.	1,974,893
71,971		Energy East Corp.	2,006,551
57,140		Fifth Third Bancorp	1,787,339
107,013	L	First Horizon National Corp.	2,790,899
59,892		Kinder Morgan Energy Partners LP	3,144,330
82,721		Masco Corp.	1,991,922
200,663		NiSource, Inc.	4,103,558
236,677		Pfizer, Inc.	5,824,621
41,855		Rayonier, Inc.	2,021,178
61,874	L	Reynolds American, Inc.	3,986,542
106,317		Southern Co.	3,897,581
78,200		Spectra Energy Corp.	2,031,636
117,605		US Bancorp	3,899,782
116,997	L	UST, Inc.	6,238,280
77,002		Wachovia Corp.	3,521,301
109,861		Washington Mutual, Inc.	3,062,925

			98,163,136

		Total Common Stock (Cost $329,606,326)	360,923,014

REAL ESTATE INVESTMENT TRUSTS: 2.7%
		Germany: 0.5%
105,499	@	Alstria Office AG	1,855,528

			1,855,528

		Netherlands: 0.5%
22,839		Corio NV	2,005,504

			2,005,504

		United States: 1.7%
27,352		Developers Diversified Realty Corp.	1,378,541
46,402		Duke Realty Corp.	1,491,824
47,561	L	Hospitality Properties Trust	1,883,416
55,934		iStar Financial, Inc.	1,706,546

			6,460,327

		Total Real Estate Investment Trusts (Cost $11,517,540)	10,321,359

EQUITY-LINKED SECURITIES: 0.5%
		Luxembourg: 0.5%
751,596	@,X	Formosa Chemicals & Fibre Corp. (Counterparty: Merrill)	2,018,174

		Total Equity-Linked Securities (Cost $1,179,964)	2,018,174

WARRANTS: 1.8%
		Ireland: 0.5%
3,064,000	X	Mega Financial Holding Co., Ltd. (Issuer: Morgan Stanley)	1,995,383

			1,995,383

		Luxembourg: 1.3%
1,140,000		Acer, Inc. (Issuer: Citibank Global Markets)	2,669,880
496,398	X	Novatek Microelectronics Corp., Ltd. (Issuer: Merrill)	2,282,818

			4,952,698

		Total Warrants (Cost $6,570,544)	6,948,081

		Total Long-Term Investments (Cost $348,874,374)	380,210,628

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending CollateralCC: 3.3%
$13,121,697	Bank of New York Mellon Corp. Institutional Cash Reserves	$13,121,697

	Total Short-Term Investments (Cost $13,121,697)	13,121,697

Total Investments in Securities (Cost $361,996,071)*	101.0%	$393,332,325
Other Assets and Liabilities-Net	(1.0)	(4,068,049)

Net Assets	100.0%	$389,264,276

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $364,038,475.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$43,164,589
Gross Unrealized Depreciation	(13,870,739)

Net Unrealized Appreciation	$29,293,850

Percentage of
Industry	Net Assets

Aerospace/ Defense	0.5%
Agriculture	5.3
Banks	21.2
Beverages	4.0
Building Materials	1.3
Chemicals	1.5
Coal	0.6
Computers	1.3
Diversified Financial Services	2.3
Electric	6.4
Entertainment	1.6
Food	1.2
Forest Products & Paper	1.5
Gas	2.6
Insurance	4.0
Media	3.7
Miscellaneous Manufacturing	1.1
Oil & Gas	8.5
Pharmaceuticals	4.9
Pipelines	2.7
Real Estate	2.1
Real Estate Investment Trusts: Diversified	1.3
Real Estate Investment Trusts: Hotels	0.5
Real Estate Investment Trusts: Office Property	0.5
Real Estate Investment Trusts: Shopping Centers	0.4
Retail	0.9
Savings & Loans	0.8
Semiconductors	1.6
Telecommunications	11.3
Water	2.1
Short-Term Investments	3.3
Other Assets and Liabilities — Net	(1.0)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 99.9%
		Australia: 1.7%
721,737	@	Boart Longyear Group	$1,735,738
30,804	@	InterOil Corp.	716,501
45,511		Perilya Ltd.	168,264

			2,620,503

		Bermuda: 1.5%
28,987		Aquarius Platinum Ltd.	1,115,324
110,900	@	Energy XXI Acquisition Corp. Bermuda Ltd.	587,770
17,400		Nordic American Tanker Shipping	673,206

			2,376,300

		Brazil: 4.2%
44,900		Cia Vale do Rio Doce ADR	1,691,832
103,300		Petroleo Brasileiro SA	4,930,272

			6,622,104

		Canada: 18.7%
40,800		Barrick Gold Corp.	1,800,504
345,340	@	Breakwater Resources Ltd.	1,012,642
285,600	@	Consolidated Thompson Iron Mines Ltd.	2,131,456
161,700	@	Eldorado Gold Corp.	1,128,040
60,600		Encana Corp.	4,223,820
269,000	@	European Goldfields Ltd.	1,828,169
11,600		First Quantum Minerals Ltd.	1,248,721
55,703	@	FNX Mining Co., Inc.	2,249,584
61,249		GoldCorp, Inc.	2,151,677
47,500	@	Kinross Gold Corp.	934,800
98,100	@	Mag Silver Corp.	1,542,143
28,400	@	Major Drilling Group International	1,872,990
12,119		Niko Resources Ltd.	1,357,318
189,279		Norbord, Inc.	1,602,956
334,300	@	Shore Gold, Inc.	1,610,189
55,992	@	Silver Wheaton Corp.	944,585
293,709	I	Solid Resources Ltd.	310,918
38,800	@,I	Triangle Petroleum Corp.	50,828
91,917		Yamana Gold, Inc.	1,380,588

			29,381,928

		France: 0.5%
9,000		Total SA ADR	725,490

			725,490

		Greece: 0.6%
54,294		Stealthgas, Inc.	985,436

			985,436

		Hong Kong: 0.6%
4,100		CNOOC Ltd. ADR	887,609

			887,609

		Jersey: 1.0%
43,200		Randgold Resources Ltd. ADR	1,552,608

			1,552,608

		Luxembourg: 0.5%
13,700		Tenaris SA ADR	737,060

			737,060

		Netherlands: 1.4%
26,047		Royal Dutch Shell PLC ADR	2,279,373

			2,279,373

		Russia: 2.5%
17,400		Lukoil-Spon ADR	1,596,704
40,200		OAO Gazprom ADR	2,009,809
8,400	#	TMK OAO GDR	373,716

			3,980,229

		South Africa: 0.9%
80,198	@	First Uranium Corp.	918,586
1,380,355	@	Merafe Resources Ltd.	431,246

			1,349,832

		Switzerland: 0.8%
18,500		Xstrata PLC	1,333,958

			1,333,958

		United States: 65.0%
41,700		Alcoa, Inc.	1,650,903
16,100		Allegheny Technologies, Inc.	1,644,937
37,775	@	Allis-Chalmers Energy, Inc.	663,707
84,297	@	American Oil & Gas, Inc.	649,087
15,900		Apache Corp.	1,650,579
26,009	@	Biofuel Energy Corp	142,789
65,350	@	BPZ Energy, Inc.	746,297
50,400		Cabot Oil & Gas Corp.	2,000,376
10,900	@	Cameron International Corp.	1,061,224
107,047	@,I	Cano Petroleum, Inc.	818,910
20,550	@	CNX Gas Corp.	655,956
66,782	@	Concho Resources, Inc.	1,301,581
46,350		ConocoPhillips	3,937,896
16,900		Consol Energy, Inc.	954,850
52,000	@	Continental Resources, Inc.	1,222,520
7,800	@	Denbury Resources, Inc.	441,480
46,100		Devon Energy Corp.	4,305,740
22,910	@	Encore Acquisition Co.	840,797
6,600		Entergy Corp.	791,142
26,300		EOG Resources, Inc.	2,330,180
90,293	@	EXCO Resources, Inc.	1,524,146
11,450	@	Exterran Holdings, Inc.	964,090
59,500		ExxonMobil Corp.	5,473,405
28,500		Freeport-McMoRan Copper & Gold, Inc.	3,353,880
57,771	@	Geokinetics, Inc.	1,213,191
18,700		GlobalSantaFe Corp.	1,515,261
6,900	@	Grant Prideco, Inc.	339,204
13,800		Halliburton Co.	543,996
16,800	@	Helix Energy Solutions Group, Inc.	777,000
38,186	@	Hercules Offshore, Inc.	1,032,549
28,400		Hess Corp.	2,033,724
25,700	@	JK Acquisition Corp.	151,373
97,665	@	Kodiak Oil & Gas Corp.	224,630
22,500	@	Layne Christensen Co.	1,281,150
56,600		Marathon Oil Corp.	3,346,758
25,600	@	McDermott International, Inc.	1,563,136
13,000	@	National Oilwell Varco, Inc.	952,120
33,100		Newmont Mining Corp.	1,683,466
20,400		Noble Energy, Inc.	1,561,416
33,853	@	NRG Energy, Inc.	1,545,728
20,900		Nucor Corp.	1,296,218
72,200		Occidental Petroleum Corp.	4,985,410
7,800	@	Oceaneering International, Inc.	602,706
7,700		Overseas Shipholding Group	572,880
42,616	@	Parallel Petroleum Corp.	872,350
122,777	@	Particle Drilling Technologies, Inc.	408,847
40,042	@,I	PetroHawk Energy Corp.	740,777
83,566	@	Petroquest Energy, Inc.	1,078,001
36,700	@	Plains Exploration & Production Co.	1,869,865
17,400	@	Quicksilver Gas Services LP	426,300
42,379	@	Quicksilver Resources, Inc.	2,415,603
25,500		Range Resources Corp.	1,145,715
45,075	@	Rex Energy Corp.	445,792

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		United States (continued)
84,300		Schlumberger Ltd.	$8,140,851
25,795	@	Semgroup Energy Partners LP	774,624
30,600	@	Southwestern Energy Co.	1,582,938
5,600	@	Superior Energy Services	207,648
18,450		Targa Resources Partners LP	507,560
26,600	@	Transocean, Inc.	3,175,242
22,600	@	Ultra Petroleum Corp.	1,601,436
51,300		Valero Energy Corp.	3,613,059
16,699	@	Vanguard Natural Resources, LLC	311,436
18,300	@	Weatherford International Ltd.	1,187,853
18,600	@	Whiting Petroleum Corp.	1,005,516
67,400		XTO Energy, Inc.	4,474,012

			102,333,813

		Total Common Stock (Cost $125,669,570)	157,166,243

SHORT-TERM INVESTMENTS: 1.1%
		Mutual Fund: 0.8%
1,250,000	**,S	ING Institutional Prime Money Market Fund	1,250,000

		Total Mutual Fund (Cost $1,250,000)	1,250,000

Principal
Amount		Value

REPURCHASE AGREEMENT: 0.3%
$536,000	Morgan Stanley Repurchase Agreement dated 10/31/07, 4.780%, due 11/01/07, $536,071 to be received upon repurchase (Collateralized by $555,000 Federal Home Loan Bank, Discount Note, Market Value $549,006, due 01/30/08)	536,000

	Total Repurchase Agreement (Cost $536,000)	536,000

	Total Short-Term Investments (Cost $1,786,000)	1,786,000

Total Investments In Securities (Cost $127,455,570)*	101.0%	$158,952,243
Other Assets and Liabilities-Net	(1.0)	(1,583,308)

Net Assets	100.0%	$157,368,935

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
I	Illiquid securities
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
**	Investment in affiliate
*	Cost for federal income tax purposes is $128,500,854.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$31,949,153
Gross Unrealized Depreciation	(1,497,764)

Net Unrealized Appreciation	$30,451,389

Percentage of
Industry	Net Assets

Building Materials	1.0%
Coal	0.6
Electric	1.5
Energy — Alternate Sources	0.1
Engineering & Construction	2.9
Holding Companies — Diversified	0.1
Iron/ Steel	3.2
Metal Fabricate/ Hardware	0.7
Mining	21.6
Oil & Gas	54.2
Oil & Gas Services	11.5
Pipelines	1.1
Transportation	1.4
Short-Term Investments	1.1
Other Assets and Liabilities — Net	(1.0)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 45.4%
		Australia: 13.2%
629,299		Centro Properties Group	$4,142,577
3,601,300		CFS Retail Property Trust	8,225,944
4,145,100		DB Rreef Trust	8,119,918
3,203,200		GPT Group	13,858,995
4,938,600		Macquarie CountryWide Trust	9,299,062
2,720,400		Macquarie DDR Trust	2,989,962
4,869,231		Macquarie Goodman Group	31,563,234
2,629,600		Mirvac Group	14,260,536
2,794,100		Stockland	23,471,541
6,074,650		Valad Property Group	10,773,622
3,984,454		Westfield Group	81,469,802

			208,175,193

		Austria: 0.8%
622,300	@	Conwert Immobilien Invest AG	11,814,377

			11,814,377

		Brazil: 0.5%
537,800	@	BR Malls Participacoes SA	7,893,058

			7,893,058

		Canada: 0.7%
462,700	L	Brookfield Properties Co. (U.S. Denominated Security)	11,553,619

			11,553,619

		Cayman Islands: 0.8%
5,005,900		Agile Property Holdings Ltd.	12,149,530

			12,149,530

		China: 1.7%
1,251,500		Greentown China Holdings Ltd.	2,676,218
2,017,200	L	Guangzhou R&F Properties Co., Ltd.	10,620,015
3,856,400		Shimao Property Holdings Ltd.	13,806,315

			27,102,548

		Finland: 1.5%
2,211,885		Citycon OYJ	14,432,579
686,040		Sponda OYJ	9,441,592

			23,874,171

		Germany: 0.2%
84,505	L	DIC Asset AG	2,859,369

			2,859,369

		Hong Kong: 11.3%
1,916,300		Cheung Kong Holdings Ltd.	37,589,041
2,597,900		Hang Lung Group Ltd.	15,339,563
3,255,300		Hang Lung Properties Ltd.	15,661,531
1,365,600		Hongkong Land Holdings Ltd.	6,831,679
1,918,500		Kerry Properties Ltd.	16,687,540
1,242,800		Mandarin Oriental International Ltd.	3,110,590
1,108,600		Shangri-La Asia Ltd.	3,538,024
8,682,900		Shui On Land Ltd.	12,086,442
2,993,200		Sun Hung Kai Properties Ltd.	57,202,900
1,707,000		Wharf Holdings Ltd.	10,292,328

			178,339,638

		Isle of Man: 0.1%
135,300	@	Hirco PLC	1,060,614

			1,060,614

		Japan: 10.6%
2,155,900		Mitsubishi Estate Co., Ltd.	64,630,173
2,442,300		Mitsui Fudosan Co., Ltd.	67,563,736
2,238		NTT Urban Development Corp.	5,048,602
855,500		Sumitomo Realty & Development Co., Ltd.	30,194,998

			167,437,509

		Norway: 0.3%
415,100		Norwegian Property ASA	5,201,392

			5,201,392

		Singapore: 2.6%
1,005,500		Allgreen Properties Ltd.	1,108,939
2,353,800		Ascott Group Ltd.	2,689,423
5,416,700		CapitaLand Ltd.	30,498,387
490,200	L	Keppel Land Ltd.	2,835,624
1,753,500		Wing Tai Holdings Ltd.	4,239,255

			41,371,628

		Sweden: 0.3%
489,700		Hufvudstaden AB	5,395,321

			5,395,321

		United Kingdom: 0.8%
3,454,766		Safestore Holdings Ltd.	12,696,360

			12,696,360

		Total Common Stock (Cost $537,512,042)	716,924,327

REAL ESTATE INVESTMENT TRUSTS: 51.5%
		Canada: 1.1%
64,000	@,#	Calloway Real Estate Investment Trust	1,700,524
93,000		Calloway Real Estate Investment Trust	2,471,074
545,600		RioCan Real Estate Investment Trust	13,422,690

			17,594,288

		France: 5.1%
211,200		Klepierre	11,492,718
226,609		Mercialys	8,882,790
32,770		Societe de la Tour Eiffel	5,499,359
40,243		Societe Immobiliere de Location pour l’Industrie et le Commerce	6,234,418
196,236		Unibail-Rodamco	49,008,047

			81,117,332

		Hong Kong: 0.6%
4,166,900		Link Real Estate Investment Trust	9,454,141

			9,454,141

		Japan: 3.4%
1,102		Japan Logistics Fund, Inc.	7,898,502
652		Japan Real Estate Investment Corp.	8,108,952
969		Japan Retail Fund Investment Corp.	7,195,821
726		Kenedix Realty Investment Corp.	5,055,238
1,011		New City Residence Investment Corp.	4,708,902
516		Nippon Accommodations Fund, Inc.	3,087,912

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Japan (continued)
1,009		Nippon Building Fund, Inc.	$14,636,529
601		Nomura Real Estate Residential Fund, Inc.	3,716,521

			54,408,377

		Netherlands: 1.4%
176,910		Corio NV	15,534,557
101,825		Eurocommercial Properties NV	6,011,222

			21,545,779

		Singapore: 1.0%
1,810,000	@	Ascendas Real Estate Investment Trust	3,264,281
4,811,000	@	CapitaMall Trust	12,279,788

			15,544,069

		United Kingdom: 6.5%
771,500		British Land Co. PLC	17,453,893
352,900		Brixton PLC	2,729,856
697,900		Derwent Valley Holdings PLC	24,229,967
487,596		Great Portland Estates PLC	5,814,447
831,728		Hammerson PLC	19,283,057
798,417		Land Securities Group PLC	27,374,600
623,200		Segro PLC	6,066,744

			102,952,564

		United States: 32.4%
187,800		AMB Property Corp.	12,272,730
198,420		AvalonBay Communities, Inc.	24,336,213
198,200		BioMed Realty Trust, Inc.	4,734,998
334,600		Boston Properties, Inc.	36,250,564
188,700		BRE Properties, Inc.	10,340,760
126,300		Camden Property Trust	7,874,805
127,300		Corporate Office Properties Trust SBI MD	5,261,309
279,300		Douglas Emmett, Inc.	7,348,383
158,600	L	Equity One, Inc.	4,152,148
76,500		Equity Residential	3,196,170
50,800		Essex Property Trust, Inc.	6,270,244
286,200		Extra Space Storage, Inc.	4,499,064
254,400	L	Federal Realty Investment Trust	22,443,168
222,400		FelCor Lodging Trust, Inc.	4,657,056
488,500		General Growth Properties, Inc.	26,554,860
163,200		HCP, Inc.	5,555,328
213,200		Highwoods Properties, Inc.	7,666,672
207,800	L	Home Properties, Inc.	10,685,076
1,114,310		Host Hotels & Resorts, Inc.	24,693,110
112,700		Kilroy Realty Corp.	7,330,008
232,600	L	Kimco Realty Corp.	9,657,552
91,700		LaSalle Hotel Properties	3,789,044
216,600		Macerich Co.	18,564,786
437,200	L	Nationwide Health Properties, Inc.	13,649,384
425,800		Omega Healthcare Investors, Inc.	7,123,634
121,800		Post Properties, Inc.	4,993,800
479,900		Prologis	34,428,024
69,554		Public Storage, Inc.	5,631,787
291,100	L	Regency Centers Corp.	20,807,828
493,200		Simon Property Group, Inc.	51,347,052
221,400	L	SL Green Realty Corp.	26,714,124
190,400		Strategic Hotel Capital, Inc.	4,158,336
189,500		Tanger Factory Outlet Centers, Inc.	7,981,740
181,700	L	Taubman Centers, Inc.	10,696,679
528,400		Ventas, Inc.	22,663,076
295,300		Vornado Realty Trust	32,990,916

			511,320,428

		Total Real Estate Investment Trusts (Cost $762,667,131)	813,936,978

MUTUAL FUNDS: 0.1%
		Guernsey: 0.1%
1,266,400	**	ING UK Real Estate Income Trust Ltd.	2,163,458

		Total Mutual Funds (Cost $2,242,416)	2,163,458

WARRANTS: 0.7%
		Hong Kong: 0.0%
158,416		China Overseas Land & Investment Ltd.	131,839

			131,839

		India: 0.7%
1,023,600	X	Macquarie Bank Ltd.	9,998,214

			9,998,214

		Total Warrants (Cost $6,303,948)	10,130,053

PURCHASED OPTIONS: 0.3%
		Brazil: 0.3%
517,500		Call Option OTC — Merrill Lynch Brascan Residential Properties SA (Brazil) Zero Strike Option — Exp 10/22/2008	4,126,484

		Total Purchased Options (Cost $3,881,855)	4,126,484

		Total Long-Term Investments (Cost $1,312,607,392)	1,547,281,300

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.5%
		U.S. Government Agency Obligations: 1.3%
$21,203,000	Z	Federal Home Loan Bank, 4.200%, due 11/01/07	$21,200,526

		Total U.S. Government Agency Obligations (Cost $21,200,526)	21,200,526

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 2.2%
$34,107,610	Bank of New York Mellon Corp. Institutional Cash Reserves	$34,107,610

	Total Securities Lending Collateral (Cost $34,107,610)	34,107,610

	Total Short-Term Investments (Cost $55,308,136)	55,308,136

Total Investments in Securities (Cost $1,367,915,528)*	101.5%	$1,602,589,436
Other Assets and Liabilities-Net	(1.5)	(23,017,991)

Net Assets	100.0%	$1,579,571,445

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2007.
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $1,440,506,930.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$182,364,731
Gross Unrealized Depreciation	(20,282,225)

Net Unrealized Appreciation	$162,082,506

Percentage of
Industry	Net Assets

Closed-End Funds	0.1%
Engineering & Construction	0.7
Holding Companies — Diversified	0.7
Lodging	0.4
Real Estate	43.8
Real Estate Investment Trusts: Apartments	4.8
Real Estate Investment Trusts: Diversified	13.2
Real Estate Investment Trusts: Health Care	3.1
Real Estate Investment Trusts: Hotels	2.4
Real Estate Investment Trusts: Office Property	10.1
Real Estate Investment Trusts: Regional Malls	6.8
Real Estate Investment Trusts: Shopping Centers	7.1
Real Estate Investment Trusts: Storage	0.6
Real Estate Investment Trusts: Warehouse/ Industrial	3.4
Storage/ Warehousing	0.8
Short-Term Investments	3.5
Other Assets and Liabilities — Net	(1.5)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 95.9%
		Australia: 2.5%
1,145,500		Dyno Nobel Ltd.	$2,637,898
194,000	@	Moto Goldmines Ltd.	628,423

			3,266,321

		Brazil: 3.9%
297,000	L	Centrais Eletricas Brasileiras SA ADR	4,506,975
11,700	L	Cia de Saneamento Basico do Estado de Sao Paulo ADR	608,634

			5,115,609

		Canada: 8.5%
43,264	L	AbitibiBowater, Inc.	1,482,225
120,000		Barrick Gold Corp.	5,295,600
182,700	@	Crystallex International Corp.	573,678
160,000	@	Gabriel Resources Ltd.	431,906
85,100	@,L	Ivanhoe Mines Ltd.	1,169,274
70,372	@,L	Kinross Gold Corp.	1,384,921
198,100	@	Patheon, Inc.	733,976

			11,071,580

		France: 3.3%
30,100	L	Sanofi-Aventis ADR	1,324,701
11,300	L	Technip SA ADR	1,011,474
31,000		Thales SA	1,937,833

			4,274,008

		Germany: 0.6%
36,200	@	Premiere AG	738,587

			738,587

		Italy: 1.6%
811,926		Telecom Italia S.p.A. RNC	2,102,792

			2,102,792

		Japan: 14.8%
500		Fields Corp.	768,970
12,300		Kao Corp. ADR	3,520,839
66,000		Kissei Pharmaceutical Co., Ltd.	1,205,574
245,000		Nippon Telegraph & Telephone Corp. ADR	5,622,749
97,800	L	Paramount Bed Co., Ltd.	1,334,132
84,000		Sekisui House Ltd.	1,074,648
25,400		Seven & I Holdings Co., Ltd.	655,869
282,000		Sumitomo Osaka Cement Co., Ltd.	706,741
96,800		Takefuji Corp.	2,466,883
54,000		Toppan Printing Co., Ltd.	526,841
29,300		Toppan Printing Co., Ltd. ADR	1,425,797

			19,309,043

		Netherlands: 4.2%
62,283		Royal Dutch Shell PLC ADR	5,434,192

			5,434,192

		Norway: 1.4%
1,842,600	@	Marine Harvest	1,881,061

			1,881,061

		Papua New Guinea: 3.0%
1,004,504	@	Lihir Gold Ltd.	3,988,010

			3,988,010

		South Africa: 5.2%
105,000		Anglogold Ashanti Ltd. ADR	4,877,250
102,900		Gold Fields Ltd.	1,857,851
4,400		Mondi Ltd.	44,601

			6,779,702

		South Korea: 6.2%
185,150		Korea Electric Power Corp. ADR	4,119,588
45,200		KT Corp. ADR	1,063,104
36,400		Samsung SDI Co., Ltd.	2,935,474

			8,118,166

		Taiwan: 1.5%
102,425		Chunghwa Telecom Co., Ltd. ADR	1,966,560

			1,966,560

		United Kingdom: 8.8%
28,040		Anglo American PLC	1,950,408
50,100		AstraZeneca PLC ADR	2,459,910
221,500		Benfield Group Ltd.	1,402,715
17,800		BP PLC ADR	1,388,222
11,000		Mondi PLC	101,954
45,900		Stolt-Nielsen SA	1,346,932
38,900	L,X	Stolt-Nielsen SA ADR	1,137,978
437,500		Vodafone Group PLC	1,723,989

			11,512,108

		United States: 30.4%
22,300	@,L	AGCO Corp.	1,330,864
220,500	@,L	Allied Waste Industries, Inc.	2,787,120
33,300	@	Amgen, Inc.	1,935,063
152,500	@,L	Apex Silver Mines Ltd.	3,126,250
40,200		Chevron Corp.	3,678,702
37,200	@,L	GrafTech International Ltd.	703,080
34,300		Idacorp, Inc.	1,196,727
20,000		Microsoft Corp.	736,200
106,800		Newmont Mining Corp.	5,431,848
43,050		Peabody Energy Corp.	2,400,038
92,100	L	Puget Energy, Inc.	2,601,825
18,900	@,L	Scholastic Corp.	748,062
115,000	@,L	Smithfield Foods, Inc.	3,297,050
30,600	@	Tech Data Corp.	1,203,498
210,100		Tyson Foods, Inc.	3,319,580
31,000		Union Pacific Corp.	3,969,240
26,600		Wal-Mart Stores, Inc.	1,202,586

			39,667,733

		Total Common Stock (Cost $105,809,444)	125,225,472

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 21.4%
		U.S. Government Agency Obligations: 2.6%
$3,438,000	Z	Federal Home Loan Bank, 4.200%, due 11/01/07	$3,437,599

		Total U.S. Government Agency Obligations (Cost $3,437,599)	3,437,599

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 18.8%
$24,568,922	Bank of New York Mellon Corp. Institutional Cash Reserves	$24,568,922

	Total Securities Lending Collateral (Cost $24,568,922)	24,568,922

	Total Short-Term Investments (Cost $28,006,521)	28,006,521

Total Investments in Securities (Cost $133,815,965)*	117.3%	$153,231,993
Other Assets and Liabilities-Net	(17.3)	(22,548,834)

Net Assets	100.0%	$130,683,159

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $134,577,598.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,372,498
Gross Unrealized Depreciation	(3,718,103)

Net Unrealized Appreciation	$18,654,395

Percentage of
Industry	Net Assets

Aerospace/ Defense	1.5%
Biotechnology	1.5
Building Materials	0.6
Coal	1.8
Commercial Services	1.5
Cosmetics/ Personal Care	2.7
Distribution/ Wholesale	0.9
Diversified Financial Services	1.9
Electric	9.5
Electrical Components & Equipment	0.5
Electronics	2.3
Environmental Control	2.1
Food	6.5
Forest Products & Paper	1.3
Healthcare — Products	1.0
Home Builders	0.8
Insurance	1.1
Leisure Time	0.6
Machinery — Diversified	1.0
Media	1.1
Mining	23.5
Miscellaneous Manufacturing	2.0
Oil & Gas	8.0
Oil & Gas Services	0.8
Pharmaceuticals	4.4
Retail	1.4
Software	0.6
Telecommunications	9.6
Transportation	4.9
Water	0.5
Short-Term Investments	21.4
Other Assets and Liabilities — Net	(17.3)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 95.0%
		Australia: 5.9%
126,603		Ansell Ltd.	$1,467,652
51,800	@	Anvil Mining Ltd.	1,052,286
62,910		APA Group	231,824
166,524	@	Arrow Energy NL	447,450
327,682		Australian Infrastructure Fund	1,026,798
121,854	@	Australian Worldwide Exploration Ltd.	344,461
192,957		Beach Petroleum Ltd.	265,384
80,980		Cabcharge Australia Ltd.	808,872
771,137		Centro Retail Trust	1,156,231
635,807		CFS Retail Property Trust	1,452,285
165,145		Challenger Financial Services Group Ltd.	986,870
903,804		Commonwealth Property Office Fund	1,337,573
89,240		Computershare Ltd.	719,548
74,645		CSR Ltd.	238,253
44,051		Downer EDI Ltd.	274,696
12,385		Energy Resources of Australia Ltd.	253,242
45,210		Felix Resources Ltd.	309,588
90,459		Healthscope Ltd.	460,772
4,643		Incitec Pivot Ltd.	385,636
16,172		Jubilee Mines NL	360,359
51,339		Kagara Zinc Ltd.	323,432
338,904		Macquarie CountryWide Trust	638,134
142,180		Macquarie Media Group Ltd.	608,322
263,306		Metcash Ltd.	1,152,754
63,447		MFS Ltd.	311,861
63,253		Minara Resources Ltd.	389,432
35,169		Monadelphous Group Ltd.	557,233
281,985		OneSteel Ltd.	1,822,020
314,802		Oxiana Ltd.	1,254,605
402,420		Pacific Brands Ltd.	1,301,562
49,508	@	Paladin Resources Ltd.	385,438
87,559		PaperlinX Ltd.	225,085
84,687		Perilya Ltd.	313,105
167,603		PMP Ltd.	273,722
102,945		Seven Network Ltd.	1,321,700
21,235		Sims Group Ltd.	560,969
14,037		Sonic Healthcare Ltd.	226,379
600,005	#	Spark Infrastructure Group	1,097,734
108,296	@	Tap Oil Ltd.	237,105
65,258		Transfield Services Ltd.	963,446

			27,543,818

		Austria: 0.9%
1,691		A-TEC Industries AG	413,907
80,359	@	Austrian Airlines	847,978
26,557	@	Ca Immo International AA	493,604
45,537	@	CA Immobilien Anlagen AG	1,229,794
58,204	@	Conwert Immobilien Invest AG	1,105,004
7,240		Zumtobel AG	309,708

			4,399,995

		Belgium: 0.7%
42,215		AGFA-Gevaert NV	588,100
9,965		EVS Broadcast Equipment SA	1,101,252
10,244		Omega Pharma SA	687,577
29,000	@	RHJ International	509,997
6,342	@	Telenet Group Holding NV	234,039

			3,120,965

		Bermuda: 0.4%
54,128		Catlin Group Ltd.	566,275
41,900	@	Global Sources Ltd.	1,357,979

			1,924,254

		Canada: 7.3%
59,500		Aeroplan Income Fund	1,410,893
42,000	@	Alamos Gold, Inc.	323,675
54,300	@	Angiotech Pharmaceuticals, Inc.	260,967
15,100		Astral Media Inc.	719,953
9,200		Atco Ltd.	618,430
7,576	@	Bowater, Inc.	257,994
116,100	@	Breakwater Resources Ltd.	340,440
17,100		CAE, Inc.	230,619
16,900		Canfor Pulp Income Fund	221,481
100,000	@	CanWest Global Communications Corp.	876,515
77,400	@	Crystallex International Corp.	244,986
22,000	@	Denison Mines Corp.	309,279
39,900	@	Eldorado Gold Corp.	278,348
45,300		Emera, Inc.	982,103
32,800	@	Emergis, Inc.	260,067
1,000		First Quantum Minerals Ltd.	107,648
7,400	@	FNX Mining Co., Inc.	298,851
38,600	@	Forzani Group Ltd.	735,511
37,300	@	GSI Group, Inc.	350,620
44,500		Harvest Energy Trust	1,266,725
15,100	@	HudBay Minerals, Inc.	435,425
28,800		Iamgold Corp.	252,436
27,200		Industrial Alliance Insurance	1,144,263
8,300		INMET Mining Corp.	887,419
63,200		Jazz Air Income Fund	515,154
42,200		Kingsway Financial Services, Inc.	884,518
25,400		Laurentian Bank of Canada	1,175,017
6,900	@	Lundin Mining Corp.	93,495
37,900		Methanex Corp.	1,157,482
39,500		Metro, Inc.	1,485,667
7,100		MI Developments, Inc.	227,810
46,300	@	Miramar Mining Corp	315,643
2,400		Niko Resources Ltd.	268,798
15,900		Northbridge Financial Corp.	622,770
141,900	@	Northgate Minerals Corp.	492,703
17,300	@	Oilexco Incorporated	315,728
14,600		Pason Systems, Inc.	231,832
7,000	@	Petrobank Energy & Resources Ltd.	348,129
26,700	@	Petrolifera Petroleum Ltd.	463,819
79,800		Progress Energy Trust	999,348
25,200	@	QuADRa Mining Ltd.	541,534
43,500	@	Saxon Energy Services, Inc.	244,059
24,900		Shawcor Ltd.	1,038,543
97,400		Sherritt International Corp.	1,814,683
18,000	@	Silver Wheaton Corp.	304,684
58,000		Silvercorp Metals, Inc.	567,321
16,400	@	Sino-Forest Corp.	436,106
22,900	@	Stantec, Inc.	896,704
9,400	@	SXR Uranium One, Inc.	104,384
96,900	@	Taseko Mines Ltd.	577,512
35,000		Teranet Income Fund	372,360
23,400		Transcontinental, Inc.	515,238
5,100		TSX Group, Inc.	275,016
51,700	@	UTS Energy Corp.	334,396
38,800		Vermilion Energy Trust	1,618,292
16,800		West Fraser Timber Co., Ltd.	570,878
16,000		Westshore Terminals Income Fund	254,909
62,300		Yamana Gold, Inc.	939,133

			33,818,313

		Cyprus: 0.0%
53,000	@	Deep Sea Supply PLC	248,676

			248,676

		Denmark: 0.4%
19,000		East Asiatic Co., Ltd. A/S	1,538,565
1,920		NKT Holding A/S	210,333

			1,748,898

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Finland: 0.3%
7,510		Elisa OYJ	$223,429
3,760		Kesko OYJ	225,848
5,990		Nokian Renkaat OYJ	226,814
18,232		Oriola-KD OYJ	85,185
8,583		Orion OYJ	220,721
3,666		Outotec OYJ	281,404

			1,263,401

		France: 9.2%
35,302		Accor SA	3,382,104
35,386		Air France-KLM	1,350,298
18,598	@	Arkema	1,268,691
4,819	@	Atos Origin	293,825
1,687		Bacou Dalloz	237,147
2,806		Bollore Investissement	603,733
2,535		Bonduelle S.C.A.	330,289
3,877		Bongrain SA	456,100
3,448		Bourbon SA	244,348
7,514	@	Business Objects SA	451,946
10,595		Capgemini SA	678,553
2,072		Casino Guichard Perrachon SA	232,012
3,322		Cie Generale D’Optique Essilor International SA	212,269
6,514		Ciments Francais SA	1,228,080
14,887		CNP Assurances	1,902,114
6,929	@	Compagnie Generale de Geophysique SA	2,267,527
9,733		Compagnie Generale des Etablissements Michelin	1,310,815
3,430		Dassault Systemes SA	213,254
1,954		Eiffage SA	221,549
1,752		Eramet SLN	784,868
12,148		Etablissements Maurel et Prom	269,642
3,971		Etam Developpement SA	234,866
12,767		Eurazeo	1,909,416
60,537	@	Eutelsat Communications	1,639,752
8,196	@	Gemalto NV	241,367
590		Generale de Sante	25,838
6,064		Haulotte Group	231,736
2,062		Hermes International	271,784
2,305		Iliad SA	242,243
26,984		IMS-International Metal Service	1,301,104
13,863		Ipsen	790,888
5,527		Kaufman & Broad SA	315,371
25,642		Lagardere SCA	2,174,503
36,506		Legrand SA	1,352,393
2,068		Neopost SA	240,515
5,138		Neuf Cegetel	260,655
1,286		Nexans SA	219,603
3,507		Pierre & Vacances	461,283
5,966	@	Rhodia SA — Reg	232,510
57,474		Safran SA	1,462,928
21,592		Scor SA	590,543
16,421		Sequana Capital	547,677
11,482	@	Silicon-On-Insulator Technologies	220,151
18,914		Societe BIC SA	1,470,596
24,668		Sodexho Alliance SA	1,785,873
14,898		Technip SA	1,339,150
29,595		Thales SA	1,850,005
108,206	@	Thomson	1,896,577
2,950	@	UbiSoft Entertainment	243,207
5,434		Vallourec	1,582,383

			43,074,081

		Germany: 8.7%
13,550		Aareal Bank AG	702,214
9,597		Adidas AG	637,765
41,025	@	Aixtron AG	482,648
56,185		Altana AG	1,362,531
7,820		AMB Generali Holding AG	1,219,273
18,426		Carl Zeiss Meditec AG	401,271
26,015		Celesio AG	1,482,391
5,960		Continental AG	900,620
32,472		Curanum AG	422,224
17,209		Deutsche Beteiligungs AG	598,912
38,330		Deutsche Euroshop AG	1,541,160
71,998		Deutsche Lufthansa AG	2,127,715
56,252	@	Drillisch AG	610,205
75,105		EpCos. AG	1,515,813
3,086		Fraport AG Frankfurt Airport Services Worldwide	239,616
53,164		Freenet AG	1,322,069
2,870		Fresenius AG	223,648
40,621		Fresenius Medical Care AG & Co. KGaA	2,137,339
6,254	@	GEA Group AG	233,845
4,463		Gesco AG	361,367
46,605		Gildemeister AG	1,494,919
20,880		Hannover Rueckversicheru — Reg	1,099,426
8,449		HeidelbergCement AG	1,355,440
28,710		Heidelberger Druckmaschinen	1,176,337
2,049		Hochtief AG	281,146
6,737		Hypo Real Estate Holding AG	400,388
143,818	@	Infineon Technologies AG	2,112,028
14,803	@	IWKA AG	604,197
46,721	@	Jenoptik AG	475,021
1,307		K+S AG	274,007
4,250		Kloeckner & Co. AG	224,909
39,367		Kontron AG	988,818
1,973		KWS Saat AG	430,268
20,416		Leoni AG	1,296,951
4,757		Linde AG	603,064
5,972		MAN AG	1,069,183
4,627	@	Nordex AG	237,721
8,763		Pfleiderer AG	231,091
13,920		Praktiker Bau- und Heimwerkermaerkte AG	503,565
11,668	@	Premiere AG	238,062
4,551	@	Q-Cells AG	582,795
7,168		Salzgitter AG	1,411,307
4,225	@	SGL Carbon AG	248,303
2,356		Software AG	220,889
3,547		Stada Arzneimittel AG	225,503
64,122		Suedzucker AG	1,454,502
7,873	@	Symrise	235,320
8,439	@	TUI AG	248,107
11,062		United Internet AG	241,846
13,937		Vossloh AG	1,644,565
963		Wacker Chemie AG	235,667
2,702		Wincor Nixdorf AG	269,143

			40,637,114

		Greece: 0.6%
160,761		Anek Lines SA	529,475
24,103	@	Corinth Pipeworks SA	244,898
49,681		Hellenic Technodomiki Tev SA	757,264
5,866		Intralot SA — Integrated Lottery Systems & Services	254,470
14,713		Sidenor Steel Production & Manufacturing Co. SA	278,707
10,300		Tsakos Energy Navigation Ltd.	716,777

			2,781,591

		Hong Kong: 1.9%
36,800	@	CDC Corp. — Class A	271,584
224,000		Great Eagle Holding Co.	931,158
65,000		Hengan International Group Co., Ltd.	253,505
572,800		Hkr International Ltd.	584,607
229,500		Hongkong & Shanghai Hotels	424,885
318,000		Hopewell Holdings	1,647,803
420,000		Hysan Development Co., Ltd.	1,269,073
884,000		K Wah International Holdings Ltd.	589,348

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Hong Kong (continued)
15,600	@	Khd Humboldt Wedag International	$699,192
203,000		Mandarin Oriental International Ltd.	508,086
137,000		Melco International Development	259,747
585,000		Minmetals Resources Ltd.	508,338
136,000		Shun TAK Holdings Ltd.	214,711
2,064,000		Sinolink Worldwide Holdings	701,227

			8,863,264

		Ireland: 0.5%
28,815		C&C Group PLC	230,625
32,933		Iaws Group PLC	775,203
52,360		Kerry Group PLC	1,569,262

			2,575,090

		Italy: 5.0%
57,295		ACEA S.p.A.	1,137,761
383,976		AEM S.p.A.	1,619,447
102,831		Banca Popolare di Milano Scrl	1,620,095
56,407		Benetton Group S.p.A.	1,043,476
24,544		Biesse S.p.A.	766,740
14,167		Buzzi Unicem S.p.A.	402,784
18,371		Buzzi Unicem S.p.A. RNC	353,254
30,932		Danieli & Co. S.p.A. RNC	913,370
109,178	@	DeA Capital S.p.A.	387,313
548,656	@	Ducati Motor Holding S.p.A.	1,580,765
11,214		ERG S.p.A.	232,186
263,554		IMMSI S.p.A.	695,597
71,753	@	Impregilo S.p.A.	577,889
74,672		Indesit Co. S.p.A.	1,328,605
26,464		Italcementi S.p.A. RNC	441,743
6,869		Italmobiliare S.p.A.	576,787
9,193		Italmobiliare S.p.A. RNC	1,132,181
94,974		Parmalat S.p.A	351,823
32,834		Permasteelisa S.p.A.	861,569
179,180		Piaggio & C S.p.A.	806,619
66,867		Piccolo Credito Valtellinese Scarl	928,387
185,613	@	Pirelli & C S.p.A.	237,843
149,925		Recordati S.p.A.	1,504,245
200,125		Safilo Group S.p.A.	851,153
283,191	@	Sorin S.p.A.	719,187
222,287		Terna S.p.A	871,288
359,994		Unipol S.p.A.	1,353,004

			23,295,111

		Japan: 15.2%
75,000		Aida Engineering Ltd.	446,862
4,200		Alfresa Holdings Corp.	244,131
24,600		AOKI Holdings, Inc.	482,426
35,800		Aoyama Trading Co., Ltd.	935,845
24,000		Arisawa Manufacturing Co., Ltd.	241,376
15,000		Asics Corp.	239,193
321,000		Atsugi Co., Ltd.	447,043
43,300		Autobacs Seven Co., Ltd.	1,006,265
8,800		Bank of Iwate Ltd.	538,920
164,000		Bank of Nagoya Ltd.	1,212,990
12,100		Bank of Okinawa Ltd.	417,259
81,500		Best Denki Co., Ltd.	590,948
1,118,000		Chugai Mining Co., Ltd.	419,354
116,000		COMSYS Holdings Corp.	1,137,258
59,900		Culture Convenience Club Co., Ltd.	401,678
68,000		Daimei Telecom Engineering Corp.	704,617
36,000		Dainippon Screen Manufacturing Co., Ltd.	214,033
145,000		Daishi Bank Ltd.	633,791
36,000		Daiwa Industries Ltd.	250,686
50		Dena Co., Ltd.	313,189
59,000		Denki Kogyo Co., Ltd.	417,276
7,460		Diamond Lease Co., Ltd.	258,439
26,000		Dowa Holdings Co., Ltd.	304,603
80,000		Ehime Bank Ltd.	289,895
98,000		Eighteenth Bank Ltd.	393,806
26,900		Eiken Chemical Co., Ltd.	230,623
26,000		Enplas Corp.	259,797
66,000		Ezaki Glico Co., Ltd.	694,177
25,000		Fuji Machine Manufacturing Co., Ltd.	557,979
191,000		Fukuyama Transporting Co., Ltd.	848,109
48,500		Glory Ltd.	1,610,645
101,000		GS Yuasa Corp.	223,542
102,000	@	Haseko Corp.	245,683
68,000		Higashi-Nippon Bank Ltd.	258,293
86,000		Higo Bank Ltd.	597,338
42,700		Hitachi Capital Corp.	567,426
48,000		Hitachi Kokusai Electric, Inc.	628,142
29,600		Hitachi Software Engineering Co., Ltd.	571,893
143,000		Hokkoku Bank Ltd.	681,658
76,900		House Foods Corp.	1,217,872
115,000		Hyakugo Bank Ltd.	689,801
64,400		Ines Corp.	321,016
55,100		Itochu Enex Co., Ltd.	402,654
110,000		Itoham Foods, Inc.	430,040
68,600		Itoki Corp.	513,645
154,000		Jaccs Co., Ltd.	403,183
31,700		Japan Digital Laboratory Co.	476,743
16,800		Japan Electronic Materials	184,070
191,000		Japan Radio Co., Ltd.	704,800
211,000		Jeol Ltd.	916,635
167,000		Juroku Bank Ltd.	1,010,534
76,000		Kagoshima Bank Ltd.	526,159
33,000		Kaken Pharmaceutical Co., Ltd.	228,990
45,000		Kato Works Co., Ltd.	271,958
119,000		Keiyo Bank Ltd.	614,290
61,400		Keiyo Co., Ltd.	363,466
144		Kenedix, Inc.	317,764
71,300		Koa Corp.	744,971
7,200		Kurita Water Industries Ltd.	240,523
12,100		Kuroda Electric Co., Ltd.	195,492
21,900		Macnica, Inc.	495,966
82,000		Maeda Road Construction Co., Ltd.	681,247
27,000		Makino Milling Machine Co.	282,493
78,000	@	Maruetsu, Inc.	526,039
73,000		Mie Bank Ltd.	367,257
219,000		Mitsui Matsushima Co., Ltd.	413,755
150,000		Mitsui Sugar Co., Ltd.	629,504
5,600		Mitsumi Electric Co., Ltd.	258,039
9,000		Mory Industries, Inc.	32,436
61,000		Nanto Bank Ltd.	319,346
69,300		NEC Networks & System Integration Corp.	754,342
217,000		Nichirei Corp.	927,785
35,400		Nifco, Inc.	828,250
95,000		Nippon Chemical Industrial Co., Ltd.	291,510
52,000		Nippon Pillar Packing Co., Ltd.	390,403
26,000		Nippon Seiki Co., Ltd.	605,138
272,000		Nippon Sheet Glass Co., Ltd.	1,660,550
61,000		Nippon Shinyaku Co., Ltd.	593,818
200,000		Nippon Synthetic Chemical Industry Co., Ltd.	1,335,418
127,600	@	NIS Group Co., Ltd.	447,843
57,000		Nissan Shatai Co., Ltd.	459,227
106,000		Nisshinbo Industries, Inc.	1,446,659
5,000		Nitori Co., Ltd.	228,493
104,000		Nittetsu Mining Co., Ltd.	795,759
83,000		Nitto Boseki Co., Ltd.	248,268
18,800		Oiles Corp.	406,445
65,000		Oita Bank Ltd.	394,807
102,000		Okabe Co., Ltd.	598,654
15,000		Okuma Corp.	211,372
70,000		Pacific Industrial Co., Ltd.	353,884

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Japan (continued)
16,400		Rock Field Co., Ltd.	$256,644
20,900		Ryosan Co., Ltd.	520,979
72,000		Sakai Chemical Industry Co., Ltd.	423,900
100,000		Sanden Corp.	601,031
117,000		San-In Godo Bank Ltd.	1,053,467
46,000		Sanken Electric Co., Ltd.	263,408
9,100		Santen Pharmaceutical Co., Ltd.	213,913
176,000		Seika Corp.	478,802
23,600		Shima Seiki Manufacturing Ltd.	1,220,994
46,800		Shimachu Co., Ltd.	1,347,341
51,100		Shin-Etsu Polymer Co., Ltd.	416,405
70,700		Shizuoka Gas Co., Ltd.	349,288
34,800		Sho-Bond Corp.	385,914
46,500		Sintokogio Ltd.	670,733
28,300		Sugi Pharmacy Co., Ltd.	819,697
205,000		Sumitomo Bakelite Co. Ltd.	1,257,074
91,000		Sumitomo Forestry Co., Ltd.	681,956
2,900		Sumitomo Titanium Corp.	255,337
41,000		Taihei Dengyo Kaisha Ltd.	285,781
111,000		Tamura Corp.	548,912
45,000		Tecmo Ltd.	575,278
11,700		Tocalo Co., Ltd.	227,117
44,000		Tochigi Bank Ltd.	255,430
27,800		Toho Pharmaceutical Co., Ltd.	489,777
15,000		Tokuyama Corp.	209,515
10,900		Tokyo Seimitsu Co., Ltd.	257,101
99,000		Tokyo Style Co., Ltd.	1,140,667
21,000		Tokyo Tatemono Co., Ltd.	270,168
115,000		Toshiba Plant Systems & Services Corp.	1,201,016
167,000		Toshiba Tec Corp.	1,070,595
25,000		Towa Corp.	246,391
67,000		Toyo Kohan Co., Ltd.	374,793
16,300		Urban Corp.	285,528
111,000		Wacoal Holdings Corp.	1,353,112
32,800		Yamato Kogyo Co., Ltd.	1,534,142
18,000		Yaskawa Electric Corp.	242,148
107,000		Yuken Kogyo Co., Ltd.	370,213
8,900		Zenrin Co., Ltd.	265,403

			70,696,471

		Jersey: 0.1%
7,854		Randgold Resources Ltd.	281,755

			281,755

		Liechtenstein: 0.0%
841		Liechtenstein Landesbank	80,829

			80,829

		Luxembourg: 0.0%
3,820		Oriflame Cosmetics SA	231,414

			231,414

		Netherlands: 1.7%
9,123		Aalberts Industries NV	220,925
4,921		Boskalis Westminster	300,547
21,002		Buhrmann NV	235,109
20,600		Chicago Bridge & Iron Co. NV	1,030,000
11,100		CNH Global NV	727,938
1,700	@	Core Laboratories NV	248,098
52,243		Hagemeyer NV	356,209
17,117		Hunter Douglas NV	1,601,097
35,276		Koninklijke BAM Groep NV	935,661
6,507		Koninklijke DSM NV	369,604
2,983		Nutreco Holding NV	203,928
17,259		SBM Offshore NV	666,022
2,788	@	TomTom	223,123
13,968		Unit 4 Agresso NV	455,465
14,712		Wolters Kluwer NV	462,076

			8,035,802

		Norway: 1.0%
44,000		Aker Yards AS	732,041
35,500		Cermaq ASA	546,683
28,600		Leroy Seafood Group ASA	608,916
50,800		Norwegian Property ASA	636,547
33,600	@	ODIM ASA	590,627
13,400		Tandberg ASA	342,908
70,600	@	TGS Nopec Geophysical Co. ASA	1,189,677

			4,647,399

		Papua New Guinea: 0.2%
148,596	@	Lihir Gold Ltd.	589,945
68,758		Oil Search Ltd.	275,191

			865,136

		Portugal: 0.7%
128,936	@	Grupo Soares da Costa SGPS SA	441,380
392,120		Portucel Empresa Produtora de Pasta e Papel SA	1,498,403
52,996		Semapa-Sociedade de Investimento e Gestao	864,145
82,056		Sonae SGPS SA	241,092

			3,045,020

		Singapore: 0.6%
75,000		Haw Par Corp., Ltd.	409,524
190,000		Hong Leong Asia Ltd.	504,167
147,000		Kim Eng Holdings Ltd.	233,688
360,000		Metro Holdings Ltd.	268,381
173,000		MobileOne Ltd.	251,995
261,000	@	Orchard Parade Holdings Ltd.	310,987
1,343,000		Sunningdale Tech Ltd.	385,861
25,800	@	Verigy Ltd.	593,142

			2,957,745

		South Korea: 4.9%
126,214		Asiana Airlines	1,418,068
9,040		Binggrae Co., Ltd.	367,205
6,122		Cheil Industries, Inc.	405,618
14,850		ChungHo Comnet Co., Ltd.	465,536
686	@	CJ CheilJedang Corp.	227,347
4,606		Daewoong Pharmaceutical Co., Ltd.	411,245
16,030		Daishin Securities Co., Ltd.	503,004
15,830		Daou Technology, Inc.	256,890
1,073		DC Chemical Co., Ltd.	416,905
2,311		Dong-A Pharmaceutical Co., Ltd.	223,412
5,000		Dongbu Insurance Co., Ltd.	304,167
5,380		Dongkuk Steel Mill Co., Ltd.	323,557
1,336	@	Doosan Corp.	392,869
65,492	@	EnE System, Inc.	597,068
2,487		GS Home Shopping, Inc.	212,121
2,540		Hana Tour Service, Inc.	229,045
25,944	@	Hanarotelecom, Inc.	254,868
11,110		Hankook Tire Co., Ltd.	235,086
1,717		Hyundai Department Store Co., Ltd.	240,195
57,850		Jeonbuk Bank	562,027
3,012		Korea Investment Holdings Co., Ltd.	270,180
2,946		Korea Kumho Petrochemical	285,775
1,095		Korea Zinc Co., Ltd.	221,154
1,049		Korean Air Lines Co., Ltd.	92,256
13,050		Kumho Electric, Inc.	552,745
8,177		Kumho Industrial Co., Ltd.	759,762
13,235	@	LG Life Sciences Ltd.	822,133
20,060		LG Petrochemical Co., Ltd.	1,185,887
21,392	@	LG Telecom Ltd.	233,382
361		Lotte Chilsung Beverage Co., Ltd.	511,063
15,420	@	Lotte Midopa Co., Ltd.	240,548
2,484		Lotte Samkang Co., Ltd.	707,928
2,139		LS Cable Ltd.	330,412
2,155		Mirae Asset Securities Co., Ltd.	411,360

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		South Korea (continued)
859,880	@	Mirae Corp.	$535,761
3,624	@	NCSoft Corp.	225,084
49,480	@	ON*Media Corp.	339,608
27,860		Poongsan Corp.	786,926
12,180		Pusan Bank	218,627
2,037		Samchully Co., Ltd.	446,248
6,980	@	Samho International Co., Ltd.	234,210
7,500		Samwhan Corp.	251,369
82,920		Seoul Securities Co., Ltd.	232,727
4,979		Sindo Ricoh Co., Ltd.	401,381
13,440		SKC Co., Ltd.	588,366
24,000		Solomon Mutual Savings Bank	392,390
2,044		STX Corp.	327,432
499,000		Stx Pan Ocean Co., Ltd.	1,283,617
3,025		STX Shipbuilding Co., Ltd.	246,274
13,630		Taegu Department Store Co.	243,298
135		Taekwang Industrial Co., Ltd.	213,148
10,260		Tong Yang Investment Bank	236,003
19,932	@	YedangOnline Corp.	224,512
53,660		Youngone Corp.	562,271

			22,660,070

		Spain: 3.8%
5,537		Abengoa SA	227,725
1,352		Acciona SA	418,431
55,184		Acerinox SA	1,631,313
7,016		Adolfo Dominguez	315,080
37,819		Banco De Sabadell SA	384,914
28,688		Bankinter SA	425,946
158,569		Corp. Mapfre SA	747,922
16,598		Corporacion Financiera Alba SA	1,245,558
31,119		Duro Felguera SA	401,638
179		Electrificaciones del Norte	10,927
8,143		Gamesa Corp. Tecnologica SA	414,434
328,233		Iberia Lineas Aereas de Espana	1,674,551
46,230	@	Inmobiliaria Colonial SA	226,981
5,320		Metrovacesa SA	626,818
57,623	@	Nh Hoteles SA	1,290,435
13,770		Obrascon Huarte Lain SA	624,113
62,165		Promotora de Informaciones SA (PRISA)	1,222,064
5,608		Sacyr Vallehermoso SA	264,661
44,015	@	Telecomunicaciones y Energia	355,937
41,556		Union Fenosa SA	2,767,810
145,223		Uralita SA	1,480,212
34,272		Viscofan SA	885,185
7,166		Zardoya-Otis SA	242,673

			17,885,328

		Sweden: 1.8%
55,000	@	Bure Equity AB	355,881
16,900		Eniro AB	216,956
17,300		Hexagon AB	418,877
27,700		Holmen AB	1,092,784
80,200		Kinnevik Investment AB	1,998,419
70,000		Kungsleden AB	1,002,336
27,400	@	Lundin Petroleum AB	330,442
16,000		Meda AB	242,343
3,580		Modern Times Group AB	253,176
19,600		ORC Software AB	525,669
22,600	@	PA Resources AB	250,663
81,200		Peab AB	739,310
40,600	@	Peab AB	345,148
12,100	@	SAS AB	212,352
21,500		Wallenstam Byggnads AB	400,166

			8,384,522

		Switzerland: 6.6%
6,825	@	Actelion Ltd. — Reg	339,498
29,092		Adecco SA	1,754,001
3,145		Baloise Holding AG	334,930
1,528		Banque Cantonale Vaudoise	697,058
1,266	@	Barry Callebaut AG	1,017,655
6,205		Bucher Industries AG	1,477,525
3,371		Flughafen Zuerich AG	1,364,485
2,660		Galenica AG	1,289,483
3,311		Geberit AG — Reg	447,862
3,497		Helvetia Holding AG	1,271,052
28,794		Holcim Ltd.	3,291,730
2,712		Inficon Holding AG — Reg	499,875
480		Jelmoli Holding AG	1,254,650
11,847		Julius Baer Holding AG — Reg	1,028,919
3,762		Kuehne & Nagel International AG	404,287
6		Lindt & Spruengli AG	228,881
13,076	@	Logitech International SA	455,323
722	@	Meyer Burger Technology AG	242,418
33,232	@	Micronas Semiconductor Hold	444,162
1,624		Nobel Biocare Holding AG	474,101
1,963	@	OC Oerlikon Corp. AG	935,910
1,287		Panalpina Welttransport Holding AG	242,738
21,269	@	PSP Swiss Property AG	1,152,944
2,531		Rieter Holding AG	1,472,081
3,591		Schindler Holding AG — Reg	248,295
4,809		Schindler Holding AG	337,180
248		SGS SA	325,775
188		Sulzer AG	301,540
6,830		Swatch Group AG — BR	2,186,557
8,772	@	Swiss Life Holding	2,428,245
5,995		Syngenta AG	1,450,153
2,679		Synthes, Inc.	334,513
4,216		Valora Holding AG	1,074,447

			30,808,273

		United Kingdom: 16.3%
128,093	@	Acambis PLC	358,382
19,763		Aggreko PLC	258,588
22,226		Amec PLC	387,291
419,305		ARM Holdings PLC	1,293,835
102,626		Ashtead Group PLC	233,637
32,973		Axon Group PLC	606,812
108,773		Balfour Beatty PLC	1,126,665
67,193		Bellway PLC	1,508,636
11,736		Bespak PLC	161,058
173,979		Bodycote International	1,065,459
117,323		Bovis Homes Group PLC	1,625,001
198,790		Brit Insurance Holdings PLC	1,345,740
164,527	@	British Airways PLC	1,529,958
106,063	@	BTG PLC	255,359
14,681		Bunzl PLC	221,395
16,947		Burberry Group PLC	217,445
201,053		Cable & Wireless PLC	816,989
9,428	@	Cairn Energy PLC	462,985
34,492		Capita Group PLC	538,629
44,437		Capital & Regional PLC	630,040
13,587	@	Charter PLC	307,437
238,242		Chaucer Holdings PLC	580,807
20,589		Chemring Group PLC	949,429
43,069	@	CLS Holdings PLC	422,875
52,341		Cobham PLC	229,855
133,312	@	Colt Telecom Group SA	502,414
18,469		Dairy Crest Group PLC	231,749
10,691	@	Dana Petroleum PLC	287,454
28,793		De La Rue PLC	492,231
100,686		Debenhams PLC	238,125
182,718		Dimension Data Holdings PLC	237,738
10,325		Diploma PLC	224,738
17,896		Drax Group PLC	252,002
208,422		DS Smith PLC	1,004,540
18,791	@	easyJet PLC	260,464
303,578		Elementis PLC	625,667
230,709		Enodis PLC	1,007,576
36,659		Expro International Group	935,582
249,764		F&C Asset Management PLC	1,136,594
19,756		Firstgroup PLC	328,023

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		United Kingdom (continued)
471,620		Friends Provident PLC	$1,810,466
75,161		Galliford Try PLC	246,316
318,697		Gcap Media PLC	1,201,510
29,725		GKN PLC	227,526
4,305		Go-Ahead Group PLC	242,224
89,172		Greene King PLC	1,685,673
6,359		Greggs PLC	662,767
54,521		Group 4 Securicor PLC	240,991
109,249	@	Gyrus Group PLC	973,592
83,844		Hays PLC	240,153
25,099		Inchcape PLC	246,594
143,383		Informa PLC	1,600,147
11,123		Intertek Group PLC	238,565
112,626	@	Invensys PLC	768,894
138,273		JJB Sports PLC	499,624
15,041		Kelda Group PLC	297,528
40,559		Keller Group PLC	960,501
18,524		Kier Group PLC	828,486
525,330		Kingston Communications PLC	727,843
18,140		Laird Group PLC	240,478
79,637		LogicaCMG PLC	270,354
11,634		London Stock Exchange Group PLC	407,713
22,651		Lonmin PLC	1,627,536
143,437		Lookers PLC	535,254
57,931		Luminar Group Holdings PLC	768,240
66,215		Luminar PLC	82,884
151,712		Marston’s PLC	1,089,686
33,304		Meggitt PLC	237,140
117,418		Melrose PLC	466,943
134,150		Millennium & Copthorne Hotels PLC	1,544,387
49,518		Misys PLC	250,584
18,996		Mitchells & Butlers PLC	263,841
56,812		Mondi PLC	526,562
33,255		Morgan Sindall PLC	1,138,943
10,689		Next PLC	492,505
517,244		Northgate Information Solutions PLC	849,017
10,699		Northgate PLC	215,397
421,894		Pendragon PLC	592,216
121,478		Pennon Group PLC	1,590,654
100,757		Persimmon PLC	2,204,810
37,541		Petrofac Ltd.	403,677
29,235		Phoenix IT Group Ltd.	238,899
62,484	@	Premier Oil PLC	1,616,137
67,124		Punch Taverns PLC	1,407,433
9,663	@	QXL Ricardo PLC	263,520
118,581		Rentokil Initial PLC	425,584
25,286		Resolution PLC	384,446
202,387		Rok PLC	788,132
10,095		Rotork PLC	230,717
43,085		Sage Group PLC	217,417
58,352		Schroders PLC	1,875,355
54,106		Schroders PLC — Non Voting	1,517,858
114,817	@	SCI Entertainment Group PLC	885,745
19,208		Severfield-Rowen PLC	244,400
246,567		Shanks Group PLC	1,234,131
45,928		St Ives Group PLC	272,752
209,854		Stagecoach Group PLC	1,185,246
24,951		Tate & Lyle PLC	226,421
237,699		Taylor Woodrow PLC	1,229,660
41,123		Telent PLC	445,920
51,671		Tomkins PLC	239,448
38,661		Travis Perkins PLC	1,173,441
51,340		Tullow Oil PLC	682,960
21,804	@	UK Coal PLC	232,000
31,142		Vedanta Resources PLC	1,430,367
18,553		Venture Production PLC	306,884
94,553		Weir Group PLC	1,748,641
10,847		Whitbread PLC	400,665
55,103		Yell Group PLC	522,510

			75,824,114

		United States: 0.3%
53,900		Virgin Media, Inc.	1,191,730

			1,191,730

		Total Common Stock (Cost $419,807,949)	442,890,179

REAL ESTATE INVESTMENT TRUSTS: 2.5%
		Canada: 0.0%
13,800		SWA Real Estate Investment Trust Ltd.	10,212

			10,212

		France: 0.5%
1,646		Fonciere Des Regions	240,969
2,753		Gecina SA	472,046
5,694		Unibail-Rodamco	1,422,022

			2,135,037

		Hong Kong: 0.1%
1,512,000	@	Prosperity Real Estate Investment Trust	313,266

			313,266

		Japan: 0.1%
34		DA Office Investment Corp.	225,727
32		Japan Retail Fund Investment Corp.	237,633
28		Japan Single-Residence REIT, Inc.	108,332

			571,692

		Netherlands: 0.7%
22,900		Nieuwe Steen Investments Funds NV	645,415
15,854		Vastned Retail NV	1,364,423
9,773		Wereldhave NV	1,167,411

			3,177,249

		Singapore: 0.1%
117,000	@	CapitaCommercial Trust	219,084
352,000	@	Macquarie MEAG Prime Real Estate Investment Trust	292,752

			511,836

		United Kingdom: 1.0%
51,867		Hammerson PLC	1,202,502
82,978		Liberty International PLC	2,069,390
112,568		Segro PLC	1,095,830
60,596		Workspace Group PLC	428,208

			4,795,930

		Total Real Estate Investment Trusts (Cost $12,094,406)	11,515,222

EXCHANGE-TRADED FUNDS: 1.0%
		United States: 1.0%
53,500	S	iShares MSCI EAFE Index Fund	4,606,350

		Total Exchange-Traded Funds (Cost $4,461,803)	4,606,350

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

MUTUAL FUNDS: 0.4%
		Australia: 0.2%
460,539	**	ING Office Fund	$776,521

		United Kingdom: 0.2%
19,830		Caledonia Investments PLC	841,476

		Total Mutual Funds (Cost $1,513,829)	1,617,997

PREFERRED STOCK: 0.9%
		Germany: 0.2%
8,061		Draegerwerk AG	639,415
2,799		Fresenius AG	222,157

			861,572

		Italy: 0.7%
40,306	@	Instituto Finanziario Industriale S.p.A.	1,685,235
479,373		Unipol S.p.A.	1,719,526

			3,404,761

		Total Preferred Stock (Cost $4,172,159)	4,266,333

RIGHTS: 0.0%
		South Korea: 0.0%
1,877		Hyundai Securities Co.	9,899

			9,899

		Spain: 0.0%
5,320		Metrovacesa SA	617
44,015		Telecomunicaciones y Energia	3,825

			4,442

		Sweden: 0.0%
16,900		Eniro AB	4,869

			4,869

		Total Rights (Cost $—)	19,210

Total Investments in Securities (Cost $442,050,146)*	99.8%	$464,915,291
Other Assets and Liabilities-Net	0.2	871,488

Net Assets	100.0%	$465,786,779

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
**	Investment in affiliate
*	Cost for federal income tax purposes is $447,847,007. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,589,876
Gross Unrealized Depreciation	(16,521,592)

Net Unrealized Appreciation	$17,068,284

Percentage of
Industry	Net Assets

Advertising	0.3%
Aerospace/ Defense	0.9
Agriculture	0.1
Airlines	2.2
Apparel	1.3
Auto Manufacturers	0.1
Auto Parts & Equipment	1.2
Banks	4.1
Beverages	0.8
Building Materials	3.5
Chemicals	3.0
Closed-End Funds	0.2
Coal	0.2
Commercial Services	1.7
Computers	1.1
Cosmetics/ Personal Care	0.0
Distribution/ Wholesale	0.7
Diversified Financial Services	2.8
Electric	1.8
Electrical Components & Equipment	1.7
Electronics	1.9
Energy — Alternate Sources	0.1
Engineering & Construction	4.9
Entertainment	0.1
Environmental Control	0.3
Food	4.2
Food Service	0.4
Forest Products & Paper	1.4
Gas	0.2
Hand/ Machine Tools	0.6
Healthcare — Products	1.0
Healthcare — Services	0.8
Holding Companies — Diversified	2.0
Home Builders	1.7
Home Furnishings	0.7
Household Products/ Wares	0.6
Housewares	0.3
Insurance	4.4
Internet	1.0
Investment Companies	1.7
Iron/ Steel	1.6
Leisure Time	0.6
Lodging	1.5
Machinery — Construction & Mining	0.4
Machinery — Diversified	3.0
Media	2.4
Metal Fabricate/ Hardware	0.7
Mining	4.2
Miscellaneous Manufacturing	2.2
Office Furnishings	0.1
Office/ Business Equipment	0.1
Oil & Gas	2.5
Oil & Gas Services	1.9
Pharmaceuticals	2.4
Pipelines	0.1
Real Estate	4.7
Real Estate Investment Trusts: Apartments	0.0
Real Estate Investment Trusts: Diversified	1.9
Real Estate Investment Trusts: Office Property	0.2
Real Estate Investment Trusts: Shopping Centers	0.4
Retail	4.2
Semiconductors	1.8
Shipbuilding	0.2
Software	0.9
Storage/ Warehousing	0.1
Telecommunications	2.4
Textiles	0.4
Toys/ Games/ Hobbies	0.1
Transportation	1.3
Venture Capital	0.1
Water	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DISCIPLINED INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Percentage of
Industry	Net Assets

Other Long-Term Investments	1.0%
Other Assets and Liabilities — Net	0.2

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 98.9%
		Argentina: 2.1%
295,660	@,L	Telecom Argentina SA ADR	$7,098,797

			7,098,797

		Brazil: 19.1%
105,898,352		AES Tiete SA	3,934,512
64,080	L	Brasil Telecom Participacoes SA ADR	4,766,911
1,197,927		Braskem SA	11,351,806
472,200	L	Centrais Eletricas Brasileiras SA ADR	7,328,497
137,704		Cia de Saneamento Basico do Estado de Sao Paulo	3,590,099
3,004,200		Contax Participacoes SA	4,756,310
64,500	L	Contax Participacoes SA ADR	101,588
244,800	@	Marfrig Frigorificos e Comercio de Alimentos SA	2,553,168
386,900	@	Sul America SA	6,990,647
224,680	L	Tele Norte Leste Participacoes SA ADR	4,898,024
99,900	L	Tim Participacoes SA ADR	4,635,360
1,416,788	@,L	Vivo Participacoes SA ADR	8,344,881

			63,251,803

		Chile: 2.6%
218,860		AFP Provida SA ADR	8,688,742

			8,688,742

		China: 3.6%
6,233,000		Weiqiao Textile Co.	11,744,330

			11,744,330

		Czech Republic: 2.0%
211,508		Telefonica O2 Czech Republic AS	6,546,568

			6,546,568

		Estonia: 0.8%
77,771		As Eesti Telekom GDR	2,615,999

			2,615,999

		Greece: 1.3%
225,400		Hellenic Telecommunications Organization SA ADR	4,178,916

			4,178,916

		Hong Kong: 6.5%
1,288,000		Chaoda Modern Agriculture	1,175,484
837,500		Dickson Concepts International Ltd.	698,074
12,162,000		First Pacific Co.	9,306,387
8,436,000		Fountain SET Holdings	2,503,506
9,690,000		SCMP Group Ltd.	3,125,706
3,826,000		SmarTone Telecommunications Holding Ltd.	4,687,901

			21,497,058

		Hungary: 2.5%
1,543,179		Magyar Telekom Telecommunications PLC	8,321,325

			8,321,325

		Indonesia: 0.7%
2,178,000		Gudang Garam Tbk PT	2,416,906

			2,416,906

		Israel: 4.6%
3,407,930		Bezeq Israeli Telecommunication Corp., Ltd.	6,070,116
326,259		Partner Communications	6,190,498
378,310	@,L	Taro Pharmaceuticals Industries	2,790,036

			15,050,650

		Malaysia: 1.9%
3,856,014	@	Proton Holdings Bhd	6,115,156

			6,115,156

		Mexico: 3.1%
546,999		Alfa SA de CV	3,693,173
178,790		Telefonos de Mexico SA de CV ADR	6,538,350

			10,231,523

		Pakistan: 0.6%
968,500		Nishat Mills Ltd.	1,836,865

			1,836,865

		Panama: 2.9%
499,400	L	Banco Latinoamericano de Exportaciones SA	9,723,318

			9,723,318

		Singapore: 0.5%
1,219,500		MobileOne Ltd.	1,776,348

			1,776,348

		South Africa: 2.6%
906,330		JD Group Ltd.	8,698,059

			8,698,059

		South Korea: 21.9%
636,980		Daeduck Electronics Co., Ltd.	4,862,504
212,390		Hyundai Motor Co.	8,099,918
89,960		Korea Electric Power Corp.	3,976,832
194,370		KT Corp.	9,232,855
169,850		KT Freetel Co., Ltd.	6,259,806
260,920	L	Kumho Tire Co., Inc.	4,150,155
154,260		LG Chemical Ltd.	7,722,086
4,872		Lotte Chilsung Beverage Co., Ltd.	6,897,227
15,035		Samsung Electronics Co., Ltd.	9,270,552
390,550	L	SK Telecom Co., Ltd. ADR	12,032,846

			72,504,781

		Taiwan: 12.9%
10,072,612		China Motor Corp.	9,326,588
214,302		Chunghwa Telecom Co., Ltd.	412,497
241,252		Chunghwa Telecom Co., Ltd. ADR	4,632,038
4,939,000		Far EasTone Telecommunications Co., Ltd.	6,139,213
6,696,000	@	Taishin Financial Holdings Co., Ltd.	3,310,680
565,035	L	United Microelectron ADR	2,130,182
7,981,985		United Microelectronics Corp.	5,235,098
8,482,000		Walsin Lihwa Corp.	4,609,885
9,644,000		Winbond Electronics Corp.	3,241,770
1,899,718		Yageo Corp. GDR	3,708,629

			42,746,580

		Thailand: 6.7%
1,450,200		Bangkok Bank PCL	5,469,786
55,057,100		Charoen Pokphand Foods PCL	8,128,594

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Thailand (continued)
10,648,800		Siam City Bank Public Co.	$5,548,885
4,078,500		Thai Union Frozen Products Public Co., Ltd.	2,898,247

			22,045,512

		Total Common Stock (Cost $269,428,117)	327,089,236

Principal Amount			Value

SHORT-TERM INVESTMENTS: 16.1%
		U.S. Government Agency Obligations: 0.9%
$2,738,000	Z	Federal Home Loan Bank, 4.200%, due 11/01/07	$2,737,681

		Total U.S. Government Agency Obligations (Cost $2,737,681)	2,737,681

		Securities Lending CollateralCC: 15.2%
50,315,176		Bank of New York Mellon Corp. Institutional Cash Reserves	50,315,176

		Total Securities Lending Collateral (Cost $50,315,176)	50,315,176

		Total Short-Term Investments (Cost $53,052,857)	53,052,857

Total Investments in Securities (Cost $322,480,974)*	115.0%	$380,142,093
Other Assets and Liabilities-Net	(15.0)	(49,497,614)

Net Assets	100.0%	$330,644,479

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $322,541,358. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$62,768,332
Gross Unrealized Depreciation	(5,167,597)

Net Unrealized Appreciation	$57,600,735

Percentage of
Industry	Net Assets

Agriculture	3.5%
Auto Manufacturers	7.1
Auto Parts & Equipment	1.3
Banks	7.3
Beverages	2.1
Chemicals	5.8
Commercial Services	1.5
Electric	4.6
Electrical Components & Equipment	1.4
Electronics	2.6
Food	1.7
Holding Companies — Diversified	3.9
Insurance	2.1
Investment Companies	2.6
Media	0.9
Pharmaceuticals	0.8
Retail	2.8
Semiconductors	6.0
Telecommunications: Cellular Telecom	15.1
Telecommunications: Telecom Services	3.5
Telecommunications: Telephone — Integrated	16.3
Textiles	4.9
Water	1.1
Short-Term Investments	16.1
Other Assets and Liabilities — Net	(15.0)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 85.6%
		Australia: 4.8%
326,931		BHP Billiton Ltd.	$14,236,150
5,192	L	BHP Billiton Ltd. ADR	453,054
78,492		Brambles Ltd.	1,044,812
87,067		John Fairfax Holdings Ltd.	386,664
1,688,737		Macquarie Airports Management Ltd.	6,940,178
195,896		Newcrest Mining Ltd.	5,971,592
22,034		Publishing & Broadcasting Ltd.	430,118
59,912		Rio Tinto Ltd.	6,218,837

			35,681,405

		Austria: 3.6%
44,734		Erste Bank der Oesterreichischen Sparkassen AG	3,641,882
4,643		Flughafen Wien AG	550,996
183,153	@	Immoeast Immobilien Anlagen AG	2,238,719
10,543		Oesterreichische Elektrizitaetswirtschafts AG	698,661
138,401		OMV AG	10,391,593
29,504		Raiffeisen International Bank Holding AG	4,908,316
39,454		Telekom Austria AG	1,136,056
20,135		Wiener Staedtische Allgemeine Versicherung AG	1,486,740
30,299	S	Wienerberger AG	1,892,917

			26,945,880

		Belgium: 1.4%
44,523		Fortis	1,429,865
2,814		Groupe Bruxelles Lambert SA	360,531
40,705		Kbc Ancora	4,607,966
28,137	S	KBC Groep NV	3,954,684

			10,353,046

		Bermuda: 0.3%
16,828	@,L	Central European Media Enterprises Ltd.	1,931,013

			1,931,013

		Brazil: 1.2%
77,769	@	Bovespa Holding SA	1,480,651
211,934		Cia Vale do Rio Doce	6,686,272
29,560		Uniao de Bancos Brasileiros SA	467,658
780	L	Uniao de Bancos Brasileiros SA GDR	123,271

			8,757,852

		Bulgaria: 0.0%
60,720	@	Bulgaria Compensation Notes	20,566
25,950	@	Bulgaria Housing Compensation Notes	9,033
117,641	@	Bulgaria Reg Compensation Vouchers	38,408

			68,007

		Canada: 2.5%
36,703		Cameco Corp.	1,808,632
4,607		Canadian Natural Resources Ltd.	383,132
16,983		Imperial Oil Ltd.	924,973
279,895	@	Ivanhoe Mines Ltd.	3,848,871
20,272	@	Opti Canada, Inc.	408,809
39,283		Potash Corp. of Saskatchewan	4,890,362
16,503	@	Research In Motion Ltd.	2,054,789
26,891		Suncor Energy, Inc.	2,944,873
36,061		Talisman Energy, Inc.	785,619
59,492	@	UTS Energy Corp.	384,795

			18,434,855

		Chile: 0.1%
3,779	L	Sociedad Quimica y Minera de Chile SA ADR	725,568

			725,568

		China: 0.8%
18,622	@,#	Alibaba.com Ltd.	32,437
2,720,010		Beijing Capital International Airport Co., Ltd.	5,417,119
140,555		Weiqiao Textile Co.	264,836
337,572		Wumart Stores, Inc.	307,072

			6,021,464

		Cyprus: 0.7%
9,216	@,#	AFI Development PLC GDR	96,287
274,940		Bank of Cyprus Public Co., Ltd.	5,367,134

			5,463,421

		Czech Republic: 2.1%
68,826	S	Komercni Banka A/S	15,879,758

			15,879,758

		Denmark: 0.6%
3,115		ALK-Abello A/ S	673,746
2,668		Carlsberg A/ S	360,884
4,784		Flsmidth & Co. A/ S	521,431
11,404		Novo-Nordisk A/ S	1,421,263
2,046		Rockwool International AS	655,204
6,369	@	Vestas Wind Systems A/ S	571,385

			4,203,913

		Finland: 3.0%
9,496		Elisa OYJ	282,514
106,979		Fortum OYJ	4,651,808
30,177		Kemira OYJ	716,542
6,134		Kesko OYJ	368,445
5,007		Metso OYJ	305,700
180,971	S	Nokia OYJ	7,187,306
6,054		Nokian Renkaat OYJ	229,237
17,987		OKO Bank	387,468
25,562		Orion OYJ	657,353
15,402		Outotec OYJ	1,182,266
98,449		Ramirent OYJ	2,199,449
32,706		Sanoma-WSOY OYJ	946,000
97,553		YIT OYJ	3,018,256

			22,132,344

		France: 8.8%
4,126		Accor SA	395,291
33,044		ADP	3,789,161
24,783		Air Liquide	3,422,864
6,545		Alstom	1,552,247
18,562		BNP Paribas	2,057,253
23,956		Bouygues SA	2,311,999
6,250	@	Bureau Veritas SA	361,954
16,197		Cie de Saint-Gobain	1,745,572
17,253		Credit Agricole SA	683,539
1,940		EDF Energies Nouvelles SA	155,888
42,803		Electricite de France	5,148,966
6,547		Eurazeo	979,161
52,849		France Telecom SA	1,954,357
3,253		Hermes International	428,765
21,073		JC Decaux SA	779,191
35,050		Lafarge SA	5,729,487
51,740		LVMH Moet Hennessy Louis Vuitton SA	6,683,934
10,854		M6-Metropole Television	322,109
8,072		Neuf Cegetel	409,499

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		France (continued)
3,616		Nexity	$241,392
6,336	S	Pernod-Ricard SA	1,467,248
17,622		PPR	3,504,488
4,248		Remy Cointreau SA	327,761
7,333		Renault SA	1,238,540
35,364		Societe Television Francaise 1	983,834
4,060		Sodexho Alliance SA	293,929
66,328		Suez SA	4,327,352
3,701		Technip SA	332,675
106,854	S	Total SA	8,622,691
14,542		Veolia Environnement	1,301,920
32,800		Vinci SA	2,706,584
8,216		Vivendi	371,275
1,802		Wendel Investissement	310,468

			64,941,394

		Germany: 6.8%
3,261		Adidas AG	216,709
5,561		BASF AG	772,016
12,995		Bayer AG	1,085,226
4,082		Bilfinger Berger AG	361,725
3,681		Celesio AG	209,751
152,075		Commerzbank AG	6,451,988
3,543		Continental AG	535,385
47,558		DaimlerChrysler AG	5,244,728
11,157		Deutsche Boerse AG	1,791,128
11,990		Deutsche Post AG	363,152
9,772		Deutsche Postbank AG	713,609
28,879		E.ON AG	5,652,530
89,606		Fraport AG Frankfurt Airport Services Worldwide	6,957,569
41,151		Fresenius AG	3,206,738
60,636		Fresenius Medical Care AG & Co. KGaA	3,190,461
25,092		Henkel KGaA	1,158,625
24,197		Hypo Real Estate Holding AG	1,438,058
23,011	@,L	IKB Deutsche Industriebank AG	475,961
22,573	@	KarstadtQuelle AG	724,774
5,218		Merck KGaA	653,286
9,072		Praktiker Bau- und Heimwerkermaerkte AG	328,186
6,313		Rheinmetall AG	559,534
80,932		Rhoen Klinikum AG	2,557,677
11,757		RWE AG	1,603,725
26,358		Siemens AG	3,599,206
11,068	@	Tognum AG	397,765

			50,249,512

		Greece: 0.7%
57,254		Hellenic Telecommunications Organization SA	2,102,959
144,795		Marfin Investment Group SA	1,375,904
379,881	@	Veterin SA	1,401,450

			4,880,313

		Guernsey: 0.0%
8,878		KKR Private Equity Investors LP	174,009

			174,009

		Hong Kong: 2.5%
830,069		China Merchants Holdings International Co., Ltd.	5,854,887
92,983		China Mobile Ltd.	1,922,281
899,346	@	Galaxy Entertainment Group Ltd.	982,163
1,337,557		GOME Electrical Appliances Holdings Ltd.	3,008,158
134,443	@	Hutchison Telecommunications International Ltd.	191,894
847,827	L	Melco International Development	1,607,450
49,612	@,L	Melco PBL Entertainment Macau Ltd. ADR	788,831
2,534,558		Shun TAK Holdings Ltd.	4,001,448
165,351		Texwinca Holdings Ltd.	145,803

			18,502,915

		Hungary: 3.4%
673,561		Magyar Telekom Telecommunications PLC	3,632,061
2,922		Mol Magyar Olaj- es Gazipari Rt	452,443
377,588	S	OTP Bank Nyrt	20,542,833
3,242		Richter Gedeon Nyrt	706,562

			25,333,899

		India: 0.4%
216,035	X	Canara Bank	1,612,152
11,848		State Bank of India Ltd. GDR	1,497,064

			3,109,216

		Indonesia: 0.1%
687,400		Semen Gresik Persero Tbk PT	473,296

			473,296

		Ireland: 0.2%
24,561		CRH PLC	947,458
5,775		Kingspan Group PLC	137,802

			1,085,260

		Italy: 1.8%
3,579		Autogrill S.p.A.	71,604
90,506		Banca Popolare di Milano Scrl	1,425,916
19,182		Banca Popolare di Sondrio Scarl	305,882
12,866		Banche Popolari Unite Scpa	358,685
14,713	@	Banco Popolare Scarl	353,146
40,512		Bulgari S.p.A.	634,998
63,286		Buzzi Unicem S.p.A.	1,799,293
40,338		Credito Emiliano S.p.A.	548,132
21,576		Finmeccanica S.p.A.	641,805
46,112		Geox S.p.A.	1,105,776
266,494		Intesa Sanpaolo S.p.A.	2,023,368
14,645		Italcementi S.p.A.	337,354
1,917		Lottomatica S.p.A.	68,611
31,750		Mediobanca S.p.A.	755,021
158,822		Telecom Italia S.p.A.	497,675
293,701		UniCredito Italiano S.p.A.	2,526,535

			13,453,801

		Japan: 5.5%
6,190		Acom Co., Ltd.	148,234
6,625		Aeon Credit Service Co., Ltd.	101,922
6,900	L	Aiful Corp.	162,827
6,601		Aisin Seiki Co., Ltd.	271,236
80,000		Bank of Yokohama Ltd.	567,669
36,305	S	Canon, Inc.	1,837,011
5,859		Credit Saison Co., Ltd.	186,823
25,000		Daihatsu Motor Co., Ltd.	266,979
14,500		Daikin Industries Ltd.	730,308
14,608		Daiwa Securities Group, Inc.	140,778
23,988		Denso Corp.	974,515
182		Dentsu, Inc.	477,325
107		East Japan Railway Co.	881,399
8,200		Eisai Co., Ltd.	344,304
7,000		Fanuc Ltd.	767,337
91		Fuji Television Network, Inc.	183,775
39,128	S	Honda Motor Co., Ltd.	1,465,221
21,000		Hoya Corp.	764,692
8,600		Ibiden Co., Ltd.	728,980
31,000		Itochu Corp.	391,732
236		Japan Tobacco, Inc.	1,375,561
5,068		JFE Holdings, Inc.	296,673

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Japan (continued)
9,989		JS Group Corp.	$161,818
6,548		JSR Corp.	170,024
91		KDDI Corp.	687,294
19,126		Koito Manufacturing Co., Ltd.	266,145
18,000		Komatsu Ltd.	603,480
15,319		Kubota Corp.	128,609
5,700		Kyocera Corp.	484,489
10,193		Makita Corp.	491,066
40,484		Matsushita Electric Industrial Co., Ltd.	773,072
22,900		Mitsubishi Corp.	713,000
23,000		Mitsubishi Electric Corp.	280,413
106,340	S	Mitsubishi UFJ Financial Group, Inc.	1,064,053
29,000		Mitsui & Co., Ltd.	741,559
7,723		Mitsui Fudosan Co., Ltd.	213,649
94	S	Mizuho Financial Group, Inc.	528,322
22,000		Nikon Corp.	706,019
7,001		Nintendo Co., Ltd.	4,446,186
36,000		Nippon Electric Glass Co., Ltd.	611,878
48		Nippon Telegraph & Telephone Corp.	219,679
13,707		Nissan Motor Co., Ltd.	157,257
15,302		Nitto Denko Corp.	747,038
12,355		Nomura Holdings, Inc.	220,157
42,000		NSK Ltd.	372,382
278		NTT DoCoMo, Inc.	404,460
3,167		Olympus Corp.	131,889
6,592		Promise Co., Ltd.	198,282
33,000		Ricoh Co., Ltd.	652,263
8,486		Seven & I Holdings Co., Ltd.	219,122
12,000		Sharp Corp.	189,287
21,733		Sony Corp.	1,073,315
24,599		Stanley Electric Co., Ltd.	547,060
65,000		Sumitomo Chemical Co., Ltd.	577,856
20,192		Sumitomo Corp.	351,824
16,500		Sumitomo Electric Industries Ltd.	267,140
41,992		Sumitomo Heavy Industries	554,750
83,145		Sumitomo Metal Industries Ltd.	411,535
35	S	Sumitomo Mitsui Financial Group, Inc.	286,696
32,200		Suzuki Motor Corp.	1,057,901
5,800		Takata Corp.	207,142
10,300		Takeda Pharmaceutical Co., Ltd.	643,384
6,560		Takefuji Corp.	167,177
30,000		Toray Industries, Inc.	231,592
53,300	S	Toyota Motor Corp.	3,051,116
12,190		Yamada Denki Co., Ltd.	1,256,817
9,201		Yamaha Motor Co., Ltd.	262,740
4,846		Yamato Holdings Co., Ltd.	71,477
17,101		Yokogawa Electric Corp.	215,465

			40,883,180

		Luxembourg: 0.6%
21,050	#,L	Evraz Group SA GDR	1,589,275
25,244	@,L	Millicom International Cellular SA	2,965,665
4,058	@	TVSL SA	—

			4,554,940

		Mexico: 1.1%
381,175		America Movil SA de CV — Series L	1,210,108
7,138		America Movil SA de CV ADR	466,754
92,118		Controladora Comercial Mexicana SA de CV	287,607
270,698		Corporacion Moctezuma	873,088
4,739	@,L	Desarrollado ADR	267,801
24,917		Fomento Economico Mexicano SA de CV ADR	887,294
45,023		Grupo Cementos Chihuahua	252,044
437,516		Grupo Financiero Banorte SA de CV	2,055,761
34,314		Grupo Televisa SA ADR	852,703
246,872	@	Urbi Desarrollos Urbanos SA de C.V	953,684

			8,106,844

		Netherlands: 0.5%
24,820	@	Koninklijke Ahold NV	373,964
7,967		Koninklijke Vopak NV	457,398
82,278		Royal KPN NV	1,553,503
8,874		TNT NV	364,151
33,695		Unilever NV	1,096,697

			3,845,713

		New Zealand: 0.1%
471,131		Auckland International Airport Ltd.	1,048,515

			1,048,515

		Norway: 1.9%
26,217		Aker Kvaerner ASA	919,460
117,889		DNB NOR ASA	1,953,679
401,824	@	Marine Harvest	410,211
145,951		Norsk Hydro ASA	2,145,680
149,614		Statoil ASA	5,096,830
80,266	@	Telenor ASA	1,889,901
43,563		Yara International ASA	1,697,921

			14,113,682

		Philippines: 0.1%
29,127		Ayala Corp.	418,694
685,243		Ayala Land, Inc.	239,492

			658,186

		Poland: 3.2%
7,084		Bank BPH	2,772,267
65,145		Bank Handlowy w Warszawie	3,035,378
44,724		Bank Pekao SA	4,754,790
21,699		Bank Zachodni WBK SA	2,417,697
4,132	@	BRE Bank SA	949,148
723,291		Polish Oil & Gas	1,642,357
215,482		Powszechna Kasa Oszczednosci Bank Polski SA	4,793,092
392,395		Telekomunikacja Polska SA	3,717,541

			24,082,270

		Portugal: 0.5%
117,929		Energias de Portugal SA	759,831
396,262		Jeronimo Martins	2,950,847

			3,710,678

		Romania: 0.8%
198,352		Romanian Bank for Development SA	2,269,104
14,438,215		SNP Petrom SA	3,327,342
585,000	@	Socep Constanta	77,278

			5,673,724

		Russia: 6.4%
35,006	@,L	CTC Media, Inc.	878,301
12,712	L	Lukoil-Spon ADR	1,166,511
4,282	L	Mechel OAO ADR	360,330
17,340	L	MMC Norilsk Nickel ADR	5,089,290
189,463	X	Novatek OAO	1,087,518
5,938	#	Novatek OAO GDR	326,590
235,588		OAO Gazprom ADR	11,778,279
482,721	@	OAO Rosneft Oil Co. GDR	4,298,202
13	@,I	OJSC Evrocement Group	240,500

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Russia (continued)
1,536	@,I	Open Investments	$425,764
73,302	@,#	Pharmstandard OJSC GDR	1,598,717
5,126		Polyus Gold Co. ZAO	232,937
22,878	L	Polyus Gold Co. ZAO ADR	1,029,510
1,260,773		Sberbank RF	5,450,754
14,797	#	Severstal JSC GDR	350,689
3,130	I	Silvinit BRD	1,244,175
45,519	@,#,L	Sistema-Hals GDR	443,810
34,630	@	Unified Energy System GDR	4,224,860
5,041	@,#	Uralkali GDR	126,025
87,064		Uralkaliy	436,393
41,595	@	Uralsvyazinform ADR	528,257
378,180	I	URSA Bank	699,633
45,444		Vimpel-Communications OAO ADR	1,502,833
135,556	@,#,L	VTB Bank OJSC GDR	1,305,647
10,175		Wimm-Bill-Dann Foods — Class S	836,414
9,776	L	Wimm-Bill-Dann Foods OJSC ADR	1,170,676
14,114	@	X5 Retail Group NV GDR	511,119

			47,343,734

		South Africa: 0.4%
28,985		Impala Platinum Holdings Ltd.	1,094,885
43,603		MTN Group Ltd.	849,873
35,976		Standard Bank Group Ltd.	652,682

			2,597,440

		South Korea: 0.3%
3,932		Hyundai Motor Co.	312,464
4,313		Kookmin Bank	352,695
1,415	@	NHN Corp.	454,983
1,766		Samsung Electronics Co., Ltd.	1,088,912

			2,209,054

		Spain: 0.9%
11,458		Gamesa Corp. Tecnologica SA	583,149
45,976		Iberdrola SA	741,670
21,632		Inditex SA	1,617,387
121,945		Telefonica SA	4,037,737

			6,979,943

		Sweden: 2.1%
26,530		Getinge AB	702,994
21,965		Hennes & Mauritz AB	1,467,688
27,823		Modern Times Group AB	1,967,628
262,050		Nordea Bank AB	4,693,689
21,148		OMX AB	890,946
5,232		Securitas AB	66,189
45,804		Skandinaviska Enskilda Banken AB	1,410,353
96,558		Swedbank AB	3,033,915
179,522		Telefonaktiebolaget LM Ericsson	537,131
65,911		TeliaSonera AB	650,263

			15,420,796

		Switzerland: 5.7%
87,172		ABB Ltd.	2,635,243
6,066		BKW FMB Energie AG	729,785
72,102		Compagnie Financiere Richemont AG	5,156,226
10,805	S	Credit Suisse Group	730,170
4,121		Flughafen Zuerich AG	1,668,063
59,463		Holcim Ltd.	6,797,810
24,197		Nestle SA	11,176,157
764		Nobel Biocare Holding AG	223,038
11,560		Roche Holding AG	1,974,485
887		SGS SA	1,165,170
13,715		Swatch Group AG — BR	4,390,722
3,154		Synthes, Inc.	393,824
13,790		UBS AG — Reg	739,314
64,587		Xstrata PLC	4,657,100

			42,437,107

		Taiwan: 0.0%
19,583		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	208,559

			208,559

		Turkey: 0.1%
21,502		Haci Omer Sabanci Holding AS	147,907
45,620		Turkiye Garanti Bankasi AS	423,916
57,806		Turkiye Is Bankasi	398,196

			970,019

		Ukraine: 0.8%
2,392,135	@	JSCB Ukrsotsbank	643,800
3,381,318	S	Raiffeisen Bank Aval	743,529
16,379	@,X	Ukrnafta Oil Co. ADR	1,319,842
87	@,X	Ukrnafta Oil Co. GDR	42,292
13,145,713	@,X	UkrTelecom	2,925,569
16,172	@	UkrTelecom GDR	178,739

			5,853,771

		United Kingdom: 8.8%
58,957		Amec PLC	1,027,334
93,737		Anglo American PLC	6,520,162
44,091		BAE Systems PLC	458,066
161,481		BHP Billiton PLC	6,201,695
679,333		BP PLC	8,838,140
84,227		Burberry Group PLC	1,080,705
270,610		Compass Group PLC	1,952,153
310,446	S	Diageo PLC	7,122,756
74,544		GlaxoSmithKline PLC	1,914,738
55,230		Intertek Group PLC	1,184,568
31,779		Kingfisher PLC	130,793
3,190		Persimmon PLC	69,805
25,534	@	Peter Hambro Mining PLC	746,972
137,733		QinetiQ PLC	541,255
58,106		Reckitt Benckiser PLC	3,375,404
64,599		Rio Tinto PLC	6,057,781
163,267	@	Rolls-Royce Group PLC	1,831,676
6,595,986	@	Rolls-Royce Group PLC — B Shares	15,087
27,899		Scottish & Newcastle PLC	455,180
338,285		Smith & Nephew PLC	4,581,252
22,783		Taylor Woodrow PLC	117,861
393,280		Tesco PLC	4,000,696
1,690,976	S	Vodafone Group PLC	6,663,369
25,968		William Hill PLC	335,423
25,578		WPP Group PLC	349,936

			65,572,807

		United States: 0.0%
528	L	News Corp. — Class B	12,107

			12,107

		Total Common Stock (Cost $442,881,548)	635,085,210

EXCHANGE-TRADED FUNDS: 8.9%
		Hong Kong: 2.6%
463,794		Hang Seng Investment Index Funds Series — H-Share Index ETF	12,112,113
103,000		Hang Seng Investment Index Funds Series II — Hang Seng Index ETF	4,199,606
810,981		Tracker Fund of Hong Kong	3,285,675

			19,597,394

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Ireland: 0.6%
304,423		IShares PLC-IFTSE 100 Fund	$4,279,000

			4,279,000

		Singapore: 0.6%
454,663	@	iShares MSCI India	4,296,565

			4,296,565

		United States: 5.1%
163,369	L	iShares MSCI Australia Index Fund	5,670,538
32,126	L	iShares MSCI Brazil Index Fund	2,749,986
419,244	L	iShares MSCI Canada Index Fund	15,126,324
25,570		iShares MSCI South Africa Index Fund	3,919,881
74,426	L	iShares MSCI South Korea Index Fund	5,564,088
253,292	L	iShares MSCI Taiwan Index Fund	4,597,250

			37,628,067

		Total Exchange-Traded Funds (Cost $57,946,028)	65,801,026

MUTUAL FUNDS: 0.2%
		British Virgin Islands: 0.0%
104,109	@	RenShares Utilities Ltd.	348,765

			348,765

		Romania: 0.2%
154,500		SIF 1 Banat Crisana Arad	241,021
167,500		SIF 2 Moldova Bacau	262,765
254,000	@	SIF 3 Transilvania Brasov	265,271
232,500		SIF 4 Muntenia Bucuresti	253,993
147,500		SIF 5 Oltenia Craiova	279,086

			1,302,136

		Total Mutual Funds (Cost $609,966)	1,650,901

PREFERRED STOCK: 0.5%
		Brazil: 0.3%
62,709		Petroleo Brasileiro SA	2,614,309

			2,614,309

		Germany: 0.2%
7,136		Volkswagen AG	1,352,340

			1,352,340

		Total Preferred Stock (Cost $3,244,030)	3,966,649

EQUITY-LINKED SECURITIES: 2.4%
		Bermuda: 1.6%
120,570	#,X	Bharti Airtel Ltd. (Counterparty: CLSA)	3,086,342
173,177	#,X	State Bank of India Ltd. (Counterparty: CLSA)	9,108,159

			12,194,501

		Luxembourg: 0.8%
92,279	#	Banking Index Benchmark Exchange Traded Scheme — Bank BeES (Counterparty: Citigroup)	2,125,831
69,977	#,X	State Bank of India Ltd. (Counterparty: Citigroup)	3,680,406

			5,806,237

		Total Equity-Linked Securities (Cost $7,595,687)	18,000,738

WARRANTS: 0.9%
		Bermuda: 0.2%
53,377	#	ICICI Bank, Ltd.	1,653,671

			1,653,671

		India: 0.2%
8,075	X	ICICI Bank Ltd.	257,517
17,180	#	Mahindra & Mahindra Ltd.	317,977
13,033	#	Oil & Natural Gas Corp. Ltd.	388,372
10,572	#	Reliance Industries Ltd.	739,077

			1,702,943

		Luxembourg: 0.5%
184,662	#	Formosa Plastics Corp.	567,559
184,995	#	Hon Hai Precision Industry Co.	1,404,390
18,282	#,X	ICICI Bank Ltd.	583,024
251	#	State Bank of India Ltd.	13,192
8,138	X	Suzlon Energy Ltd.	408,426
243,629		Taiwan Semiconductor Manufacturing Co., Ltd.	479,462

			3,456,053

		Total Warrants (Cost $6,153,388)	6,812,667

		Total Long-Term Investments (Cost $518,430,647)	731,317,191

Principal Amount			Value

SHORT-TERM INVESTMENTS: 6.1%
		U.S. Government Agency Obligations: 0.4%
$2,829,000	Z	Federal Home Loan Bank, 4.200%, due 11/01/07	$2,828,670

		Total U.S. Government Agency Obligations (Cost $2,828,670)	2,828,670

		Securities Lending CollateralCC: 5.7%
42,530,983		Bank of New York Mellon Corp. Institutional Cash Reserves	42,530,983

		Total Securities Lending Collateral 42,530,983 (Cost $42,530,983)

		Total Short-Term Investments (Cost $45,359,653)	45,359,653

Total Investments in Securities (Cost $563,790,300)*	104.6%	$776,676,844
Other Assets and Liabilities-Net	(4.6)	(34,456,378)

Net Assets	100.0%	$742,220,466

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at October 31, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $566,722,263
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$214,347,551
Gross Unrealized Depreciation	(4,392,970)

Net Unrealized Appreciation	$209,954,581

Percentage of
Industry	Net Assets

Advertising	0.2%
Aerospace/ Defense	0.4
Agriculture	0.2
Apparel	0.4
Auto Manufacturers	1.9
Auto Parts & Equipment	0.3
Banks	18.8
Beverages	1.4
Building Materials	3.1
Chemicals	2.3
Closed-End Funds	0.2
Commercial Services	0.9
Computers	0.3
Distribution/ Wholesale	0.3
Diversified Financial Services	1.9
Electric	3.8%
Electrical Components & Equipment	0.4
Electronics	0.7
Energy — Alternate Sources	0.0
Engineering & Construction	5.3
Entertainment	0.1
Food	3.1
Food Service	0.3
Hand/ Machine Tools	0.1
Healthcare — Products	0.8
Healthcare — Services	1.2
Hedge Fund	0.0
Holding Companies — Diversified	2.1
Home Builders	0.2
Home Furnishings	0.3
Household Products/ Wares	0.6
Insurance	0.2
Internet	0.1
Investment Companies	0.3
Iron/ Steel	0.4
Leisure Time	0.0
Lodging	0.3
Machinery — Construction & Mining	0.2
Machinery — Diversified	0.5
Media	1.3
Metal Fabricate/ Hardware	0.3
Mining	9.6
Miscellaneous Manufacturing	0.6
Office/ Business Equipment	0.3
Oil & Gas	9.1
Oil & Gas Services	0.0
Pharmaceuticals	1.6
Real Estate	1.1
Retail	3.1
Semiconductors	0.3
Sovereign	0.0
Telecommunications	7.2
Textiles	0.1
Toys/ Games/ Hobbies	0.6
Transportation	0.3
Water	0.2
Other Long-Term Investments	9.2
Short-Term Investments	6.1
Other Assets and Liabilities — Net	(4.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

At October 31, 2007 the following forward currency contracts were outstanding for the ING Foreign Fund:

			In		Unrealized
	Buy/	Settlement	Exchange		Appreciation/
Currency	Sell	Date	For	Value	(Depreciation)

			USD
Australia Dollars AUD 3,935,566	Buy	11/20/07	3,358,632	$3,661,505	$302,873
Australia Dollars AUD 10,004,699	Buy	11/20/07	8,574,998	9,308,002	733,004
Australia Dollars AUD 10,001,484	Buy	11/20/07	8,654,101	9,305,010	650,909
Canada Dollars CAD 1,641,704	Buy	11/19/07	1,560,436	1,738,025	177,588
Canada Dollars CAD 5,041,624	Buy	11/19/07	4,971,722	5,337,423	365,701
Hungary Forint HUF 1,229,295,316	Buy	11/19/07	6,858,606	7,087,006	228,400
Hungary Forint HUF 509,977,044	Buy	11/23/07	2,858,455	2,939,173	80,718
Hungary Forint HUF 512,063,806	Buy	11/19/07	2,871,314	2,952,097	80,783
India Rupees INR 135,084,459	Buy	11/27/07	3,393,877	3,430,499	36,622
Japanese Yen JPY 2,658,780,768	Buy	11/08/07	22,802,579	23,068,582	266,002
Japanese Yen JPY 665,585,142	Buy	01/31/08	5,857,735	5,831,509	(26,226)
Japanese Yen JPY 893,871,348	Buy	01/31/08	7,828,273	7,831,633	3,360
Mexico Pesos MXN 17,556,086	Buy	11/20/07	1,591,555	1,644,066	52,511
Mexico Pesos MXN 16,680,345	Buy	11/20/07	1,513,470	1,562,056	48,586
Poland Zlotych PLN 52,341,363	Buy	11/19/07	19,562,141	20,916,914	1,354,774
Turkey New Lira TRY 6,308,567	Buy	11/19/07	5,166,722	5,376,195	209,474
Turkey New Lira TRY 1,841,136	Buy	12/24/07	1,492,974	1,551,534	58,560
Turkey New Lira TRY 678,532	Buy	11/19/07	556,083	578,249	22,166

					$4,645,805

Australia Dollars AUD 3,351,112	Sell	11/20/07	2,623,415	$3,117,750	$(494,336)
Australia Dollars AUD 20,590,638	Sell	11/20/07	16,026,867	19,156,766	(3,129,900)
Canada Dollars CAD 6,683,328	Sell	11/19/07	6,216,760	7,075,447	(858,687)
Czech Republic Koruny CZK 54,430,896	Sell	12/27/07	2,792,330	2,934,545	(142,214)
Hungary Forint HUF 2,072,139,505	Sell	11/19/07	10,648,100	11,946,083	(1,297,983)
Hungary Forint HUF 570,270,848	Sell	11/19/07	2,957,806	3,287,666	(329,861)
Hungary Forint HUF 509,977,044	Sell	11/23/07	2,642,368	2,939,173	(296,805)
Hungary Forint HUF 460,939,702	Sell	11/19/07	2,366,245	2,657,362	(291,117)
India Rupees INR 40,015,813	Sell	11/27/07	1,006,434	1,016,210	(9,776)
India Rupees INR 95,068,646	Sell	11/27/07	2,385,806	2,414,289	(28,483)
Mexico Pesos MXN 70,509,254	Sell	11/20/07	6,216,760	6,602,945	(386,185)
Poland Zlotych PLN 48,197,429	Sell	11/19/07	16,922,660	19,260,895	(2,338,234)
Poland Zlotych PLN 10,916,731	Sell	11/19/07	3,846,059	4,362,598	(516,539)
Poland Zlotych PLN 10,966,153	Sell	11/19/07	3,846,059	4,382,348	(536,289)
Turkey New Lira TRY 6,987,099	Sell	11/19/07	4,835,563	5,954,444	(1,118,880)
Turkey New Lira TRY 1,841,136	Sell	12/24/07	1,445,161	1,551,534	(106,373)

					$(11,881,662)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 97.2%
		China: 29.6%
1,168,000	@	China Citic Bank	$950,370
300,000		China Communications Construction Co., Ltd.	951,903
1,853,000		China Construction Bank	2,106,611
604,000		China Life Insurance Co., Ltd.	4,031,700
1,160,000		China Petroleum & Chemical Corp.	1,846,994
738,000		China Shipping Development Co., Ltd.	2,521,688
538,000	@	China Southern Airlines Co., Ltd.	750,265
276,000		Dalian Port PDA Co., Ltd.	255,574
212,000		Dongfang Electrical Machinery Co., Ltd.	1,895,208
112,000	@	Foxconn International Holdings Ltd.	312,305
379,200		Guangzhou R&F Properties Co., Ltd.	1,996,386
431,000		Jiangxi Copper Co., Ltd.	1,524,434
2,042,000		PetroChina Co., Ltd.	5,272,266
600,500		Shimao Property Holdings Ltd.	2,149,853
548,917	@	SPG Land Holdings Ltd.	521,757
546,000		Travelsky Technology Ltd.	653,726

			27,741,040

		Hong Kong: 46.2%
592,000	@	AAC Acoustic Technologies	780,531
1,154,000		BOC Hong Kong Holdings Ltd.	3,268,118
161,000		Cheung Kong Holdings Ltd.	3,158,084
406,500		China Mobile Ltd.	8,403,765
1,838,000		China Overseas Land & Investment Ltd.	4,399,442
1,520,000		China Power International Development Ltd.	814,173
440,000		China Resources Enterprise	1,930,011
324,000		Chow Sang Sang Holdings International Ltd.	448,110
2,921,000		Chuang’s China Investments	467,345
373,000		Citic Pacific Ltd.	2,352,092
461,000		CNOOC Ltd.	996,273
284,920	@	Dah Chong Hong Holdings Ltd.	174,255
360,000		Hang Lung Group Ltd.	2,125,656
383,000		Hang Lung Properties Ltd.	1,842,646
123,700		Hang Seng Bank Ltd.	2,527,185
210,000		Henderson Land Development Co., Ltd.	1,882,542
78,500		Hong Kong Exchanges and Clearing Ltd.	2,620,524
155,000		Li & Fung Ltd.	735,530
80,000		MTR Corp.	277,350
659,000		New World Development Ltd.	2,375,197
88,000		Sun Hung Kai Properties Ltd.	1,681,764

			43,260,593

		Taiwan: 21.4%
822,640		Asia Cement Corp.	1,344,213
7,461		Asustek Computer, Inc.	26,490
8,202		AU Optronics Corp.	17,744
291,000		Cathay Financial Holding Co., Ltd.	761,134
909,000		Cheng Loong Corp.	362,320
1,077,270		China Steel Corp.	1,529,284
247,800		Delta Electronics, Inc.	1,003,126
1,764,863		Far Eastern Textile Co., Ltd.	2,352,524
1,513,791		Goldsun Development & Construction Co., Ltd.	884,911
383,040		HON HAI Precision Industry Co., Ltd.	2,936,611
151,000		Huang Hsiang Construction Co.	310,534
968,000	@	Lealea Enterprise	308,108
178,560		MediaTek, Inc.	3,533,467
1,062,400		Nan Ya Plastics Corp.	3,194,491
403,440		Uni-President Enterprises Corp.	584,936
120,400	@,#	Wintek Corp. GDR	858,404

			20,008,297

Total Investments in Securities (Cost $57,848,348)*	97.2%	$91,009,930
Other Assets and Liabilities-Net	2.8	2,645,630

Net Assets	100.0%	$93,655,560

@	Non-income producing security
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $58,031,991.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,447,328
Gross Unrealized Depreciation	(469,389)

Net Unrealized Appreciation	$32,977,939

Percentage of
Industry	Net Assets

Airlines	0.8%
Banks	9.4
Building Materials	2.4
Chemicals	3.4
Commercial Services	0.3
Distribution/ Wholesale	0.8
Diversified Financial Services	2.8
Electric	0.9
Electrical Components & Equipment	3.1
Electronics	4.9
Engineering & Construction	1.0
Food	0.6
Forest Products & Paper	0.4
Holding Companies — Diversified	5.3
Insurance	5.1
Iron/ Steel	1.6
Metal Fabricate/ Hardware	1.6
Oil & Gas	8.7
Real Estate	24.0
Retail	0.5
Semiconductors	3.8
Software	0.7
Telecommunications	9.3
Textiles	2.8
Transportation	3.0
Other Assets and Liabilities — Net	2.8

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 91.1%
		Australia: 6.0%
5,649		ABC Learning Centres Ltd.	$34,880
5,081		Amcor Ltd.	33,363
1,263		Australia & New Zealand Banking Group Ltd.	35,657
1,599		Babcock & Brown Ltd.	46,300
9,822		BHP Billiton Ltd.	427,697
3,459		BlueScope Steel Ltd.	34,501
5,231		Boral Ltd.	33,243
29,181		CFS Retail Property Trust	66,654
29,699		Coles Myer Ltd.	448,182
661		Commonwealth Bank of Australia	38,070
22,526		Commonwealth Property Office Fund	33,337
7,929		CSL Ltd.	272,397
141,815		CSR Ltd.	452,647
6,682		Foster’s Group Ltd.	39,897
7,480		GPT Group	32,363
31,309		Harvey Norman Holdings Ltd.	198,953
6,562		Iluka Resources Ltd.	26,852
5,926		Lion Nathan Ltd.	51,539
11,612		Macquarie Airports Management Ltd.	47,722
516	@	Macquarie Bank Ltd.	41,211
11,985		Macquarie Infrastructure Group	35,577
421,668		Macquarie Office Trust	646,987
82,202		Multiplex Group	385,820
940		National Australia Bank Ltd.	38,030
3,624		Origin Energy Ltd.	31,101
101,571		Pacific Brands Ltd.	328,515
19,820		Qantas Airways Ltd.	109,613
5,296		QBE Insurance Group Ltd.	162,072
5,536		Rio Tinto Ltd.	574,634
18,706		Santos Ltd.	246,905
150,048		Stockland	1,260,462
3,675		Suncorp-Metway Ltd.	69,821
17,133		Telstra Corp., Ltd.	74,987
2,842		Toll Holdings Ltd.	35,517
922		Wesfarmers Ltd.	37,939
1,748		Westfield Group	35,741
1,313		Westpac Banking Corp.	36,853
1,583		Woodside Petroleum Ltd.	77,469
1,517		Woolworths Ltd.	47,545
1,070		WorleyParsons Ltd.	48,367
43,994		Zinifex Ltd.	696,232

			7,375,652

		Austria: 2.4%
84,966		Immofinanz Immobilien Anlagen AG	1,014,253
1,135		Oesterreichische Elektrizitaetswirtschafts AG	75,214
6,725		Raiffeisen International Bank Holding AG	1,118,778
8,266		Voestalpine AG	746,876

			2,955,121

		Belgium: 1.9%
1,117		Dexia	35,963
582		D’ieteren SA	252,556
14,748		Fortis	473,635
4,142	@	Fortis	60
373		Groupe Bruxelles Lambert SA	47,789
11,115		InBev NV	1,051,998
2,628		KBC Groep NV	369,368
412		Solvay SA	62,733

			2,294,102

		China: 0.1%
8,000		Tencent Holdings Ltd.	68,580

			68,580

		Denmark: 1.5%
4		AP Moller — Maersk A/S	55,387
2,850		Carlsberg A/S	385,502
10,725		Novo-Nordisk A/S	1,336,641
750		Sydbank A/S	34,657

			1,812,187

		Finland: 2.1%
61,635		Nokia OYJ	2,447,848
1,311		Orion OYJ	33,714
2,731		UPM-Kymmene OYJ	61,347

			2,542,909

		France: 7.3%
716		Accor SA	68,596
1,539		Air France-KLM	58,727
8,316		BNP Paribas	921,674
379		Bouygues SA	36,577
3,666		Cie de Saint-Gobain	395,090
1,628		Credit Agricole SA	64,499
992		France Telecom SA	36,684
1,248		Gaz de France	71,092
4,885		Lafarge SA	798,532
4,910		LVMH Moet Hennessy Louis Vuitton SA	634,289
177		PPR	35,200
1,835		Sanofi-Aventis	161,414
472		Schneider Electric SA	65,292
2,432		Scor SA	66,515
5,114		Sodexho Alliance SA	370,235
26,055		Suez SA	1,699,873
357		Technip SA	32,090
3,403	@	Thomson	59,646
9,861		Total SA	795,743
410		Vallourec	119,392
757		Veolia Environnement	67,773
16,765		Vinci SA	1,383,411
24,383		Vivendi	1,101,851

			9,044,195

		Germany: 6.0%
1,118		Allianz AG	252,236
2,619		BASF AG	363,588
5,516		Commerzbank AG	234,024
1,841		DaimlerChrysler AG	203,027
12,422		Deutsche Bank AG	1,659,543
42,489		Deutsche Post AG	1,286,903
1,947		E.ON AG	381,089
760		Heidelberger Druckmaschinen	31,140
2,832		Henkel KGaA — Vorzug	144,652
2,982	@	KarstadtQuelle AG	95,746
2,408		Merck KGaA	301,478
3,867		Metro AG	350,455
347		Muenchener Rueckversicherungs AG	66,399
7,155		RWE AG	975,985
2,817		Salzgitter AG	554,639
2,717		Siemens AG	371,009
1,003		ThyssenKrupp AG	66,617
328		Volkswagen AG	93,766

			7,432,296

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Greece: 0.3%
1,062		Hellenic Exchanges SA Holding Clearing Settlement and Registry	$37,168
10,564		Hellenic Telecommunications Organization SA	388,019

			425,187

		Hong Kong: 0.7%
2,000		Cheung Kong Holdings Ltd.	39,231
1,000		Hong Kong Exchanges and Clearing Ltd.	33,382
181,000	@	Hutchison Telecommunications International Ltd.	258,345
116,000		Johnson Electric Holdings Ltd.	64,808
20,000		Kingboard Chemicals Holdings	131,366
103,000		Melco International Development	195,284
3,500		Orient Overseas International Ltd.	36,133
73,000		PCCW Ltd.	47,138
34,500		Shui On Land Ltd.	48,023
20,000		Shun TAK Holdings Ltd.	31,575

			885,285

		Ireland: 0.8%
37,446		Allied Irish Banks PLC	945,950

			945,950

		Italy: 4.4%
35,921	@	Banco Popolare Scarl	862,187
32,779		ENI S.p.A.	1,196,862
11,857		Finmeccanica S.p.A.	352,702
72,838		Parmalat S.p.A.	269,822
302,020		Telecom Italia S.p.A.	946,392
13,751		Telecom Italia S.p.A. RNC	35,613
200,177		UniCredito Italiano S.p.A.	1,722,004

			5,385,582

		Japan: 18.5%
20,100		Aeon Co., Ltd.	316,402
9,000		Amada Co., Ltd.	91,066
1,900		Aoyama Trading Co., Ltd.	49,668
700		Astellas Pharma, Inc.	31,074
5,000		Bank of Yokohama Ltd.	35,479
14,900		Canon Sales Co., Inc.	291,965
27,400		Canon, Inc.	1,386,423
3,500		Casio Computer Co., Ltd.	33,001
28		Central Japan Railway Co.	289,667
5,000		Chiba Bank Ltd.	40,131
2,000		Chiyoda Corp.	37,140
92,000		COMSYS Holdings Corp.	901,964
900		CSK Corp.	35,263
4,000		Daifuku Co., Ltd.	47,779
900		Denso Corp.	36,563
5,400		EDION Corp.	62,026
2,000	@	Elpida Memory, Inc.	68,990
2,500		FamilyMart Co., Ltd.	72,860
2,200		Fast Retailing Co., Ltd.	126,639
1,300		Fuji Photo Film Co., Ltd.	62,185
12,000		Furukawa Electric Co., Ltd.	57,637
4,000		H2O Retailing Corp.	33,251
1,800		Hikari Tsushin, Inc.	54,965
10,000		Hitachi Cable Ltd.	66,862
11,500		Hitachi Chemical Co., Ltd.	281,904
14,400		Hitachi High-Technologies Corp.	324,475
19,700		Honda Motor Co., Ltd.	737,703
20		Inpex Holdings, Inc.	215,606
200	@	J Front Retailing Co., Ltd.	1,794
9,000		Joyo Bank Ltd.	55,812
2,000		JS Group Corp.	32,399
10,000		Kajima Corp.	35,193
9		KDDI Corp.	67,974
11,000		Keisei Electric Railway Co., Ltd.	60,612
3,400		Keyence Corp.	783,533
24,400		Komatsu Ltd.	818,050
1,400		Komori Corp.	37,028
3,100		Koyo Seiko Co., Ltd.	59,599
700		Kyocera Corp.	59,499
2,000		Lawson, Inc.	69,145
8,200		Matsui Securities Co., Ltd.	65,152
31,000		Matsushita Electric Industrial Co., Ltd.	591,968
3,000		Matsushita Electric Works Ltd.	33,392
11,000		Meiji Dairies Corp.	58,106
3,000		Mitsubishi Electric Corp.	36,576
7,000		Mitsubishi Gas Chemical Co., Inc.	70,084
10,000		Mitsubishi UFJ Financial Group, Inc.	100,061
48,000		Mitsui Mining & Smelting Co., Ltd.	202,099
52,000		Mitsui OSK Lines Ltd.	859,432
4,000		Mitsui Trust Holdings, Inc.	32,006
271		Mizuho Financial Group, Inc.	1,523,141
2,300		Namco Bandai Holdings, Inc.	35,461
14,000		Nichirei Corp.	59,857
200		Nintendo Co., Ltd.	127,016
4,000		Nippon Electric Glass Co., Ltd.	67,986
7,000		Nippon Express Co., Ltd.	35,205
4,000		Nippon Oil Corp.	35,427
110		Nippon Telegraph & Telephone Corp.	503,431
5,000		Nippon Yusen KK	51,621
3,300		Nomura Holdings, Inc.	58,803
7,000		NSK Ltd.	62,064
7,000		Obayashi Corp.	35,275
340		Obic Co., Ltd.	68,296
2,000		Okuma Corp.	28,183
10,000		Olympus Corp.	416,447
4,000		Onward Kashiyama Co., Ltd.	41,239
5,100		Pioneer Corp.	56,825
2,000		Ricoh Co., Ltd.	39,531
600		Ryohin Keikaku Co., Ltd.	37,765
40,000	@	Sanyo Electric Co., Ltd.	66,216
3		Sapporo Hokuyo Holdings, Inc.	30,878
133		SBI E*trade Securities Co., Ltd.	142,783
2,400		Sega Sammy Holdings, Inc.	33,137
8,000		Sekisui House Ltd.	102,347
20,000		Seven & I Holdings Co., Ltd.	516,433
12,700		Shin-Etsu Chemical Co., Ltd.	814,655
3,600		Shinko Electric Industries	83,208
13,000		Shinko Securities Co., Ltd.	67,328
5,000		Showa Shell Sekiyu KK	58,868
1,100		SMC Corp.	147,348
1,800		Softbank Corp.	42,039
239		Softbank Investment Corp.	75,822
4,200		Sony Corp.	207,423
8,200		Sumco Corp.	299,277
25,000		Sumitomo Bakelite Co., Ltd.	153,302
3,700		Sumitomo Electric Industries Ltd.	59,904
3,000		Sumitomo Heavy Industries	39,633
30,000		Sumitomo Metal Mining Co., Ltd.	669,446
193		Sumitomo Mitsui Financial Group, Inc.	1,580,926
25,000		Sumitomo Osaka Cement Co., Ltd.	62,654
47,000		Sumitomo Trust & Banking Co., Ltd.	350,432
5,000		Suruga Bank Ltd.	65,640
12,000		Taisei Corp.	36,104
3,000		Taiyo Yuden Co., Ltd.	49,770
900		Takeda Pharmaceutical Co., Ltd.	56,218
60,000		Tanabe Seiyaku Co., Ltd.	691,332
400		TDK Corp.	32,828
5,200		THK Co., Ltd.	114,668
190,000		Tokyo Gas Co., Ltd.	847,045

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Japan (continued)
6,000		Tokyu Land Corp.	$62,161
5,000		Toto Ltd.	36,188
28,400		Toyota Motor Corp.	1,625,735
6,000		UNY Co., Ltd.	52,020
4,600		Ushio, Inc.	94,935
3,000		Wacoal Holdings Corp.	36,571
11,000		Zeon Corp.	103,873

			22,710,922

		Netherlands: 5.3%
3,454		Aegon NV	71,602
14,322		ArcelorMittal	1,141,030
713	@	ASML Holding NV	24,826
1,082		European Aeronautic Defence and Space Co. NV	36,883
46,083	@	Koninklijke Ahold NV	694,335
3,866		Koninklijke Philips Electronics NV	159,946
44,509		Royal Dutch Shell PLC — Class A	1,952,175
29,329		Royal Dutch Shell PLC — Class B	1,279,618
35,557		Unilever NV	1,157,301

			6,517,716

		New Zealand: 0.2%
28,265		Contact Energy Ltd.	198,148
7,853		Sky Network Television Ltd.	35,003
32,828		Vector Ltd.	60,637

			293,788

		Norway: 1.0%
2,200		DNB NOR ASA	36,459
5,700		Norske Skogindustrier ASA	63,059
2,090	@	Petroleum Geo-Services ASA	62,050
30,089		Statoil ASA	1,025,028
1,600	@	TGS Nopec Geophysical Co. ASA	26,962

			1,213,558

		Portugal: 0.0%
5,672		Energias de Portugal SA	36,545

			36,545

		Singapore: 2.4%
47,000		ComfortDelgro Corp., Ltd.	63,123
84,000		DBS Group Holdings Ltd.	1,314,750
71,000		Neptune Orient Lines Ltd.	254,344
15,000		Olam International Ltd.	36,630
71,000		Oversea-Chinese Banking Corp.	455,831
4,000		Singapore Exchange Ltd.	43,830
47,000		Singapore Press Holdings Ltd.	149,600
17,000		United Overseas Bank Ltd.	255,021
55,000		United Overseas Land Ltd.	201,816
67,000		Wing Tai Holdings Ltd.	161,979

			2,936,924

		Spain: 2.6%
1,299		Acerinox SA	38,400
6,467		Banco Bilbao Vizcaya Argentaria SA	163,660
21,418		Banco Santander Central Hispano SA	468,405
407		Fomento de Construcciones y Contratas SA	35,562
590		Gas Natural SDG SA	36,374
73,968		Telefonica SA	2,449,165

			3,191,566

		Sweden: 2.1%
25,204		Atlas Copco AB — Class B	395,000
9,700		Boliden AB	171,933
3,000		Electrolux AB	58,279
6,200		Nobia AB	54,608
3,600		Nordea Bank AB	64,481
2,300		Scania AB — B Shares	63,147
1,900		Skandinaviska Enskilda Banken AB	58,503
1,800		SSAB Svenskt Staal AB	53,248
1,800		Svenska Cellulosa AB — B Shares	31,804
7,800		Svenska Handelsbanken AB	259,369
70,010		Volvo AB	1,376,766

			2,587,138

		Switzerland: 7.2%
503		Compagnie Financiere Richemont AG	35,971
24,961		Credit Suisse Group	1,686,790
577		Holcim Ltd.	65,963
373		Kuoni Reisen Holding	186,740
1,944		Nestle SA	897,898
8,498		Novartis AG	452,045
91	@	OC Oerlikon Corp. AG	43,387
7,719		Roche Holding AG	1,318,430
4,989		Schindler Holding AG	349,800
31,437		STMicroelectronics NV	538,604
99		Swatch Group AG — BR	31,694
685		Swatch Group AG — Reg	43,107
15,181		Swiss Reinsurance	1,427,289
5,896		UBS AG — Reg	316,098
978		Xstrata PLC	70,520
4,570		Zurich Financial Services AG	1,379,829

			8,844,165

		United Kingdom: 18.3%
33,579		3I Group PLC	759,748
12,955		Aegis Group PLC	34,110
4,836		Amvescap PLC	74,024
2,379		Anglo American PLC	165,479
12,258		ARM Holdings PLC	37,824
19,777		AstraZeneca PLC	973,921
2,612		Aviva PLC	41,153
16,403		Barclays PLC	207,604
2,175		Barratt Developments PLC	29,615
3,051		Bellway PLC	68,502
50,332		BHP Billiton PLC	1,933,006
4,500		Bovis Homes Group PLC	62,328
102,021		BP PLC	1,327,296
70,949	@	British Airways PLC	659,764
1,812		British American Tobacco PLC	69,033
5,946		British Energy Group PLC	66,045
2,383		British Sky Broadcasting PLC	33,749
162,444		BT Group PLC	1,104,172
4,166		Carnival PLC	195,005
86,158		Compass Group PLC	621,535
58,059		Daily Mail & General Trust	741,896
5,502		Davis Service Group PLC	62,511
5,232		Enterprise Inns PLC	68,726
19,151		FKI PLC	37,068
7,954		GKN PLC	60,883
24,415		GlaxoSmithKline PLC	627,124
18,192		HBOS PLC	331,606
4,193		Home Retail Group	38,121
62,720		HSBC Holdings PLC	1,243,530
29,779		Imperial Tobacco Group PLC	1,511,565
118,977		International Power PLC	1,213,068
12,083		J Sainsbury PLC	137,739
7,307		Ladbrokes PLC	62,785
335,349		Legal & General Group PLC	979,012
5,589		Lloyds TSB Group PLC	63,488
10,536		LogicaCMG PLC	35,768
30,024		London Stock Exchange Group PLC	1,052,191
4,967		Marks & Spencer Group PLC	67,526
2,379		Persimmon PLC	52,058
17,840		Premier Farnell PLC	60,206
3,226		Punch Taverns PLC	67,642

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		United Kingdom (continued)
17,664		Rank Group PLC	$37,769
4,552		Resolution PLC	69,208
2,536		Reuters Group PLC	34,965
7,159		Rio Tinto PLC	671,336
70,574	@	Rolls-Royce Group PLC	791,763
2,851,189	@	Rolls-Royce Group PLC — B Shares	6,521
145,578		Royal Bank of Scotland Group PLC	1,572,245
12,956		Sage Group PLC	65,379
12,543		Smith & Nephew PLC	169,865
7,569		SSL International PLC	81,297
10,040		Standard Life PLC	59,572
4,695		Tate & Lyle PLC	42,605
7,333		Tesco PLC	74,596
6,120	@	Thomas Cook Group PLC	38,176
1,873		Travis Perkins PLC	56,849
22,009		Unilever PLC	746,314
259,346		Vodafone Group PLC	1,021,965
2,285		Wolseley PLC	39,742

			22,558,593

		Total Common Stock (Cost $100,434,013)	112,057,961

EXCHANGE-TRADED FUNDS: 1.4%
		United States: 1.4%
20,500		iShares MSCI EAFE Index Fund	1,765,050

		Total Exchange-Traded Funds (Cost $1,712,166)	1,765,050

MUTUAL FUNDS: 0.0%
		Australia: 0.0%
13,452	**	ING Industrial Fund	35,251

		Total Mutual Funds (Cost $24,165)	35,251

PREFERRED STOCK: 2.9%
		Australia: 0.0%
168		BBI EPS Ltd.	141

			141

		Germany: 2.9%
309		Porsche AG	824,407
5,730		RWE AG	694,324
10,441		Volkswagen AG	1,978,669

			3,497,400

		Total Preferred Stock (Cost $1,534,316)	3,497,541

Total Investments in Securities (Cost $103,704,660)*	95.4%	$117,355,803
Other Assets and Liabilities-Net	4.6	5,661,624

Net Assets	100.0%	$123,017,427

@	Non-income producing security
**	Investment in affiliate
*	Cost for federal income tax purposes is $104,374,632.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,807,220
Gross Unrealized Depreciation	(2,826,049)

Net Unrealized Appreciation	$12,981,171

Percentage of
Industry	Net Assets

Advertising	0.0%
Aerospace/ Defense	1.0
Agriculture	1.3
Airlines	0.7
Apparel	0.1
Auto Manufacturers	4.5
Auto Parts & Equipment	0.1
Banks	15.4
Beverages	1.2
Biotechnology	0.2
Building Materials	1.6
Chemicals	1.6
Commercial Services	0.1
Computers	0.1
Distribution/ Wholesale	0.5
Diversified Financial Services	2.8
Electric	4.4
Electrical Components & Equipment	0.4
Electronics	1.0
Engineering & Construction	2.4
Entertainment	0.1
Food	3.7
Food Service	0.8
Forest Products & Paper	0.1
Gas	0.8
Hand/ Machine Tools	0.5
Healthcare — Products	0.2
Holding Companies — Diversified	0.7
Home Builders	0.3
Home Furnishings	0.8
Household Products/ Wares	0.4
Housewares	0.0
Insurance	3.7
Internet	0.3
Investment Companies	0.0
Iron/ Steel	2.1
Leisure Time	0.4
Lodging	0.1
Machinery — Construction & Mining	1.0
Machinery — Diversified	1.3
Media	1.7
Metal Fabricate/ Hardware	0.1
Mining	4.6
Miscellaneous Manufacturing	0.8
Office/ Business Equipment	1.2
Oil & Gas	6.7
Oil & Gas Services	0.1
Packaging & Containers	0.0
Pharmaceuticals	4.9
Real Estate	3.0
Retail	2.2
Semiconductors	0.9
Software	0.1
Telecommunications	7.7
Toys/ Games/ Hobbies	0.1
Transportation	2.5
Venture Capital	0.6
Water	0.1
Other Long-Term Investments	1.4
Other Assets and Liabilities — Net	4.6

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 98.9%
		Australia: 5.3%
59,965		BHP Billiton Ltd.	$2,611,166
26,100		Rio Tinto Ltd.	2,709,167
51,886		Woodside Petroleum Ltd.	2,539,206

			7,859,539

		Austria: 1.2%
21,891		Erste Bank der Oesterreichischen Sparkassen AG	1,782,189

			1,782,189

		Brazil: 6.1%
62,287		Banco Itau Holding Financeira SA ADR	1,778,294
20,912		Cia de Bebidas das Americas ADR	1,708,720
81,245		Cia Vale do Rio Doce ADR	3,061,312
25,222		Petroleo Brasileiro SA ADR	2,411,980

			8,960,306

		Canada: 5.0%
54,981		Cameco Corp.	2,696,818
61,667		Manulife Financial Corp.	2,860,732
16,505		Suncor Energy, Inc.	1,802,841

			7,360,391

		China: 2.5%
29,979	@	Focus Media Holding Ltd. ADR	1,858,698
648,000	@	Foxconn International Holdings Ltd.	1,806,910

			3,665,608

		Denmark: 2.1%
33,991	@	Vestas Wind Systems A/ S	3,049,449

			3,049,449

		France: 6.6%
36,717		AXA SA	1,649,190
19,505		Electricite de France	2,346,344
26,154		Iliad SA	2,748,649
12,394		LVMH Moet Hennessy Louis Vuitton SA	1,601,095
17,408		Total SA ADR	1,403,259

			9,748,537

		Germany: 4.0%
31,394		Adidas AG	2,086,278
36,360		SAP AG ADR	1,973,621
7,283		Wacker Chemie AG	1,782,305

			5,842,204

		Greece: 1.5%
32,752		National Bank of Greece SA	2,288,596

			2,288,596

		Hong Kong: 2.3%
201,200		Esprit Holdings Ltd.	3,360,302

			3,360,302

		India: 3.1%
18,233		HDFC Bank Ltd. ADR	2,534,387
40,089		Infosys Technologies Ltd. ADR	2,042,134

			4,576,521

		Israel: 1.2%
41,398		Teva Pharmaceutical Industries Ltd. ADR	1,821,926

			1,821,926

		Italy: 3.7%
64,405		Saipem S.p.A.	2,858,421
304,625		UniCredito Italiano S.p.A.	2,620,508

			5,478,929

		Japan: 12.1%
67,000		NGK Insulators Ltd.	2,375,222
42,000		Nitto Denko Corp.	2,050,426
9,900		ORIX Corp.	2,030,750
101,000		Sharp Corp.	1,593,162
16,600		SMC Corp.	2,223,611
227		Sumitomo Mitsui Financial Group, Inc.	1,859,431
201,000		Toshiba Corp.	1,702,124
39,000		Toyota Motor Corp.	2,232,524
17,400		Yamada Denki Co., Ltd.	1,793,981

			17,861,231

		Luxembourg: 2.2%
27,417	@	Millicom International Cellular SA	3,220,949

			3,220,949

		Mexico: 1.1%
40,212		Wal-Mart de Mexico SA de CV ADR	1,626,785

			1,626,785

		Netherlands: 1.3%
45,466		Koninklijke Philips Electronics NV- NY Shares	1,879,564

			1,879,564

		Norway: 1.7%
47,906	@	Renewable Energy Corp. A/S	2,460,602

			2,460,602

		Singapore: 1.4%
196,000		Keppel Corp., Ltd.	2,014,710

			2,014,710

		South Korea: 2.2%
20,598		Hyundai Motor Co.	1,636,862
5,176	#	Samsung Electronics GDR	1,580,326

			3,217,188

		Spain: 5.1%
101,674		Banco Bilbao Vizcaya Argentaria SA	2,573,054
101,728		Banco Santander Central Hispano SA	2,224,759
82,083		Telefonica SA	2,717,861

			7,515,674

		Switzerland: 12.5%
96,296		ABB Ltd.	2,911,065
16,015		Holcim Ltd.	1,830,835
4,303		Nestle SA	1,987,478
5,529		Nobel Biocare Holding AG	1,614,104
33,047		Novartis AG	1,757,913
14,500		Roche Holding AG	2,476,646
8,302		Syngenta AG	2,008,201
12,733		Synthes, Inc.	1,589,903
43,360		UBS AG — Reg	2,324,632

			18,500,777

		Taiwan: 1.0%
142,832		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,521,161

			1,521,161

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		United Kingdom: 13.7%
687,437		ARM Holdings PLC	$2,121,200
112,673	@	Autonomy Corp. PLC	2,310,879
141,484		Barclays PLC	1,790,685
127,229		British Sky Broadcasting PLC	1,801,860
154,449		ICAP PLC	1,885,880
262,109		Michael Page International PLC	2,395,754
172,110		Prudential PLC	2,811,674
26,021		Reckitt Benckiser PLC	1,511,572
132,213		Smith & Nephew PLC	1,790,505
168,957		Tesco PLC	1,718,739

			20,138,748

Total Investments in Securities (Cost $117,981,825)*	98.9%	$145,751,886
Other Assets and Liabilities-Net	1.1	1,654,341

Net Assets	100.0%	$147,406,227

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $119,703,678.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$27,958,074
Gross Unrealized Depreciation	(1,909,866)

Net Unrealized Appreciation	$26,048,208

Percentage of
Industry	Net Assets

Advertising	1.3%
Apparel	3.7
Auto Manufacturers	2.6
Banks	13.2
Beverages	1.2
Building Materials	1.2
Chemicals	4.0
Commercial Services	1.6
Diversified Financial Services	4.2
Electric	1.6
Electrical Components & Equipment	4.3
Electronics	2.9
Energy — Alternate Sources	1.7
Engineering & Construction	2.0
Food	2.5
Hand/ Machine Tools	1.5
Healthcare — Products	3.4
Holding Companies — Diversified	2.5
Household Products/ Wares	1.0
Insurance	5.0
Internet	1.9
Media	1.2
Mining	7.5
Oil & Gas	5.5
Oil & Gas Services	1.9
Pharmaceuticals	4.1
Retail	2.3
Semiconductors	3.5
Software	4.3
Telecommunications	5.3
Other Assets and Liabilities — Net	1.1

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL EQUITY DIVIDEND FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 88.7%
		Australia: 8.9%
21,983		Australia & New Zealand Banking Group Ltd.	$620,629
59,496		Coca-Cola Amatil Ltd.	568,592
105,525		Foster’s Group Ltd.	630,064
114,439		Insurance Australia Group	503,406
31,688		Publishing & Broadcasting Ltd.	618,571
52,362		Stockland	439,861
26,010		Suncorp-Metway Ltd.	494,162
34,219		TABCORP Holdings Ltd.	497,961
15,739		Wesfarmers Ltd.	647,640
22,492		Westfield Group	459,892

			5,480,778

		Belgium: 3.5%
12,633		Belgacom SA	605,385
17,547		Elia System Operator SA	727,717
24,920		Fortis	800,658
6,036	@	Fortis	87

			2,133,847

		Brazil: 1.6%
7,334		Petroleo Brasileiro SA ADR	610,115
16,512		Tele Norte Leste Participacoes SA ADR	359,962

			970,077

		Canada: 5.4%
18,207		Bell Aliant Regional Communications Income Fund	609,438
19,300		Enerplus Resources Fund	933,734
8,024		Fording Canadian Coal Trust	292,234
39,826		Precision Drilling Trust	725,987
17,801		TransCanada Corp.	757,153

			3,318,546

		Denmark: 1.5%
20,613		Danske Bank A/ S	912,362

			912,362

		Finland: 1.2%
32,157		UPM-Kymmene OYJ	722,345

			722,345

		France: 6.5%
8,231		BNP Paribas	912,253
16,410		France Telecom SA	606,842
5,380		Societe Generale	908,898
7,791		Total SA	628,703
20,066		Vivendi	906,769

			3,963,465

		Greece: 1.0%
14,837		OPAP SA	607,460

			607,460

		Hong Kong: 0.6%
57,500		CLP Holdings Ltd.	388,591

			388,591

		Hungary: 0.5%
10,633		Magyar Telekom Telecommunications PLC ADR	285,390

			285,390

		Ireland: 2.5%
36,095		Allied Irish Banks PLC	911,821
27,746		Irish Life & Permanent PLC	635,638

			1,547,459

		Israel: 0.6%
71,627		Bank Hapoalim BM	396,557

			396,557

		Italy: 13.1%
90,653		Enel S.p.A.	1,086,960
30,154		ENI S.p.A.	1,101,015
136,698		Intesa Sanpaolo S.p.A.	1,084,426
22,415		Italcementi S.p.A. RNC	374,156
69,798		Mediaset S.p.A.	723,956
87,156		Milano Assicurazioni S.p.A.	728,523
6,109		Pirelli & C Real Estate S.p.A.	302,893
233,540		Telecom Italia S.p.A. RNC	604,841
229,504		Terna S.p.A	899,577
127,615		UniCredito Italiano S.p.A.	1,097,796

			8,004,143

		Luxembourg: 0.9%
293,825	@,#,X	Lite-On Technology Corp.	536,818

			536,818

		Netherlands: 1.8%
25,138		Royal Dutch Shell PLC	1,102,937

			1,102,937
		New Zealand: 0.6%
115,173		Telecom Corp. of New Zealand Ltd.	386,884

			386,884

		Norway: 1.3%
46,808		DNB NOR ASA	775,711

			775,711

		Poland: 0.7%
47,476		Telekomunikacja Polska SA	449,787

			449,787

		South Korea: 1.4%
15,159		KT Corp. ADR	356,540
5,764		S-Oil Corp.	523,505

			880,045

		Spain: 3.7%
36,154		Banco Bilbao Vizcaya Argentaria SA	914,946
25,248		Gestevision Telecinco SA	729,709
18,269		Telefonica SA	604,907

			2,249,562

		Sweden: 2.2%
40,703		Svenska Cellulosa AB — B Shares	719,184
61,820		TeliaSonera AB	609,902

			1,329,086

		Taiwan: 1.0%
57,843		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	616,028

			616,028

		Thailand: 1.1%
99,000		Advanced Info Service PCL	261,290
56,600		Siam Cement PCL	438,682

			699,972

		United Kingdom: 27.1%
19,145		AstraZeneca PLC	942,799
46,580		Aviva PLC	733,890

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL EQUITY DIVIDEND FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		United Kingdom (continued)
72,197		Barclays PLC	$913,758
54,871		BBA Aviation PLC	276,368
84,538		BP PLC	1,099,842
24,057		British American Tobacco PLC	916,515
89,285		BT Group PLC	606,892
31,625		Diageo PLC	725,592
247,368		DSG International PLC	668,118
35,797		GlaxoSmithKline PLC	919,482
101,495		Hiscox Ltd.	607,650
45,930		HSBC Holdings PLC	910,640
251,141		Legal & General Group PLC	733,176
80,335		Lloyds TSB Group PLC	912,569
78,089		Rexam PLC	882,490
102,854		Royal Bank of Scotland Group PLC	1,110,826
27,893		Scottish & Southern Energy PLC	904,509
30,029		Severn Trent PLC	907,355
99,184		Tate & Lyle PLC	900,056
59,851		United Utilities PLC	909,954

			16,582,481

		Total Common Stock (Cost $51,040,355)	54,340,331

REAL ESTATE INVESTMENT TRUSTS: 0.9%
		Germany: 0.4%
13,483	@	Alstria Office AG	237,141

			237,141

		Netherlands: 0.5%
3,504		Corio NV	307,688

			307,688

		Total Real Estate Investment Trusts (Cost $544,750)	544,829

EQUITY-LINKED SECURITIES: 0.6%
		Luxembourg: 0.6%
143,000	@,X	Formosa Chemicals & Fibre Corp. (Counterparty: Merrill)	383,981

		Total Equity-Linked Securities (Cost $345,100)	383,981

WARRANTS: 2.0%
		Ireland: 0.6%
598,000	X	Mega Financial Holding Co., Ltd. (Issuer: Merrill)	389,438

			389,438

		Luxembourg: 1.4%
140,000		Acer, Inc. (Issuer: Citigroup Global Markets)	327,880
115,379	X	Novatek Microelectronics Corp., Ltd. (Issuer: Merrill)	530,601

			858,481

		Total Warrants (Cost $1,156,687)	1,247,919

Total Investments in Securities (Cost $53,086,892)*	92.2%	$56,517,060
Other Assets and Liabilities-Net	7.8	4,789,231

Net Assets	100.0%	$61,306,291

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $53,306,320.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,591,741
Gross Unrealized Depreciation	(381,001)

Net Unrealized Appreciation	$3,210,740

Percentage of
Industry	Net Assets

Aerospace/ Defense	0.4%
Agriculture	1.5
Banks	22.3
Beverages	3.1
Building Materials	1.3
Chemicals	0.6
Coal	0.5
Computers	1.4
Diversified Financial Services	1.6
Electric	6.5
Entertainment	1.8
Food	1.5
Forest Products & Paper	2.4
Insurance	5.4
Media	4.9
Miscellaneous Manufacturing	1.1
Oil & Gas	11.0
Packaging & Containers	1.4
Pharmaceuticals	3.0
Pipelines	1.2
Real Estate	2.0
Real Estate Investment Trusts: Diversified	0.5
Real Estate Investment Trusts: Office Property	0.4
Retail	1.1
Semiconductors	1.9
Telecommunications	10.4
Water	3.0
Other Assets and Liabilities — Net	7.8

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH OPPORTUNITIES FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 97.7%
		Belgium: 1.7%
25,372		InBev NV	$2,401,377

			2,401,377

		Brazil: 1.4%
125,212	@,L	NET Servicos de Comunicacao SA ADR	2,013,409

			2,013,409

		Canada: 5.4%
58,900		Barrick Gold Corp.	2,599,257
45,700	@,L	Gildan Activewear, Inc.	2,053,301
87,900	L	GoldCorp, Inc.	3,087,927

			7,740,485

		China: 0.0%
24,500	@,#	Alibaba.com Ltd.	42,676

			42,676

		France: 1.7%
12,044		PPR	2,395,191

			2,395,191

		Germany: 4.9%
10,107		Allianz AG	2,280,274
56,191	@	GEA Group AG	2,101,055
53,915		Lanxess	2,675,876

			7,057,205

		Greece: 2.0%
40,632		National Bank of Greece SA	2,839,223

			2,839,223

		Hong Kong: 11.0%
970,000		China Unicom Ltd.	2,330,428
719,000		Hengan International Group Co., Ltd.	2,804,150
862,000		Li & Fung Ltd.	4,090,494
1,054,000		New World Development Ltd.	3,798,873
786,793		Sino Land Co.	2,466,322
27,500		Swire Pacific Ltd.	392,751

			15,883,018

		India: 3.5%
176,978		Hindustan Construction Co.	982,012
		Hindustan Lever Ltd.	1,906,231
30,805		Reliance Industries Ltd.	2,191,679

			5,079,922

		Italy: 1.8%
85,398		Finmeccanica S.p.A.	2,540,272

			2,540,272

		Japan: 16.0%
344,200		Hitachi Ltd.	2,305,036
75,700		Itochu Techno-Solutions Corp.	2,702,203
3,634	L	Monex Beans Holdings, Inc.	2,511,702
27,100		Murata Manufacturing Co., Ltd.	1,649,225
35,600		Nidec Corp.	2,674,892
172,000		Nippon Electric Glass Co., Ltd.	2,923,418
15,870		ORIX Corp.	3,255,354
395,000		Sumitomo Metal Industries Ltd.	1,955,096
373		Sumitomo Mitsui Financial Group, Inc.	3,055,364

			23,032,290

		Netherlands: 2.1%
159,900		Royal KPN NV	3,019,096

			3,019,096

		Russia: 2.1%
36,964	L	OAO Gazprom ADR	1,848,024
609,051	@	TNK-BP Holding	1,224,193

			3,072,217

		South Korea: 3.6%
25,938		Hyundai Development Co.	2,905,715
4,930		Lotte Shopping Co., Ltd.	2,312,825

			5,218,540

		Sweden: 1.4%
92,532		Assa Abloy AB	1,944,236

			1,944,236

		Switzerland: 6.2%
116,394		ABB Ltd.	3,518,635
45,900		Xstrata PLC	3,309,658
6,970		Zurich Financial Services AG	2,104,466

			8,932,759

		Taiwan: 1.8%
341,280		HON HAI Precision Industry Co., Ltd.	2,616,454

			2,616,454

		Turkey: 3.7%
161,819		Enka Insaat Ve Sanayi AS	2,545,233
401,500		Turkiye Is Bankasi	2,765,729

			5,310,962

		United Kingdom: 22.6%
82,918		Anglo American PLC	5,767,614
1,310,718		ARM Holdings PLC	4,044,438
142,897		Capita Group PLC	2,231,489
179,500		Diageo PLC	4,118,380
48,201		Imperial Tobacco Group PLC	2,446,655
211,153		Inmarsat PLC	2,260,837
360,126		International Power PLC	3,671,781
69,793		Reckitt Benckiser PLC	4,054,307
92,038		Wolseley PLC	1,600,757
165,397		WPP Group PLC	2,262,819

			32,459,077

		United States: 4.8%
53,100		Alcoa, Inc.	2,102,229
30,100		Monsanto Co.	2,938,663
41,166	@,L	NRG Energy, Inc.	1,879,640

			6,920,532

		Total Common Stock (Cost $115,201,177)	140,518,941

SHORT-TERM INVESTMENTS: 8.2%
		Mutual Fund: 2.8%
4,000,000	**,S	ING Institutional Prime Money Market Fund	4,000,000

		Total Mutual Fund (Cost $4,000,000)	4,000,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH OPPORTUNITIES FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Principal
Amount		Value

	Repurchase Agreement: 0.4%
$574,000	Morgan Stanley Repurchase Agreement dated 10/31/07, 4.780%, due 11/01/07, $574,076 to be received upon repurchase (Collateralized by $595,000 Federal Home Loan Bank, Discount Note, Market Value $588,574, due 01/30/08)	$574,000

	Total Repurchase Agreement (Cost $574,000)	574,000

	Securities Lending CollateralCC: 5.0%
7,242,040	Bank of New York Mellon Corp. Institutional Cash Reserves	7,242,040

	Total Securities Lending Collateral (Cost $7,242,040)	7,242,040

	Total Short-Term Investments (Cost $11,816,040)	11,816,040

Total Investments in Securities (Cost $127,017,217)*	105.9%	$152,334,981
Other Assets and Liabilities-Net	(5.9)	(8,506,472)

Net Assets	100.0%	$143,828,509

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at October 31, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $127,049,189.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,620,300
Gross Unrealized Depreciation	(3,334,508)

Net Unrealized Appreciation	$25,285,792

Percentage of
Industry	Net Assets

Aerospace/ Defense	1.8%
Agriculture	1.7
Apparel	1.4
Banks	6.0
Beverages	4.5
Chemicals	3.9
Commercial Services	1.5
Computers	1.9
Distribution/ Wholesale	4.0
Diversified Financial Services	2.3
Electric	3.9
Electrical Components & Equipment	1.6
Electronics	6.9
Engineering & Construction	4.9
Healthcare — Products	1.9
Holding Companies — Diversified	1.7
Home Builders	2.0
Household Products/ Wares	4.1
Insurance	3.0
Internet	1.8
Iron/ Steel	1.4
Media	3.0
Metal Fabricate/ Hardware	1.3
Mining	11.7
Oil & Gas	3.7
Real Estate	4.4
Retail	3.3
Semiconductors	2.8
Telecommunications	5.3
Short-Term Investments	8.2
Other Assets and Liabilities — Net	(5.9)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 65.4%
		Australia: 19.9%
1,131,000		Australand Property Group	$2,521,426
309,465		Centro Properties Group	2,037,160
1,837,800		CFS Retail Property Trust	4,197,829
2,384,100		Challenger Diversified Property Group	2,360,704
1,732,600		Charter Hall Group	4,942,976
1,860,900		DB Rreef Trust	3,645,353
1,606,100		GPT Group	6,948,967
279,500		Lend Lease Corp., Ltd.	5,241,471
1,927,300		Macquarie CountryWide Trust	3,628,980
1,678,100		Macquarie DDR Trust	1,844,381
1,884,500		Macquarie Goodman Group	12,215,669
1,613,100		Macquarie Office Trust	2,475,062
549,300		Mirvac Group	2,978,899
1,266,100		Stockland	10,635,739
2,574,500		Valad Property Group	4,565,973
1,731,739		Westfield Group	35,408,724

			105,649,313

		Brazil: 2.5%
439,900	@	BR Malls Participacoes SA	6,456,222
39,000		Iguatemi Empresa de Shopping Centers SA	646,301
298,900	@	Mrv Engenharia	6,215,821

			13,318,344

		Canada: 0.9%
200,550		Brookfield Properties Co. (U.S. Denominated Security)	5,007,734

			5,007,734

		Cayman Islands: 0.9%
1,958,300		Agile Property Holdings Ltd.	4,752,877

			4,752,877

		China: 3.0%
1,421,000	@	Country Garden Holdings Co., Ltd.	2,341,572
589,100		Guangzhou R&F Properties Co., Ltd.	3,101,453
2,978,300	@	Kwg Property Holding Ltd.	5,610,552
1,288,000		Shimao Property Holdings Ltd.	4,611,174

			15,664,751

		Finland: 1.9%
972,228		Citycon OYJ	6,343,801
270,230		Sponda OYJ	3,719,027

			10,062,828

		Germany: 0.2%
27,650		DIC Asset AG	935,584

			935,584

		Hong Kong: 15.4%
1,017,100		Cheung Kong Holdings Ltd.	19,950,850
1,194,000		Hang Lung Group Ltd.	7,050,093
1,358,200		Hang Lung Properties Ltd.	6,534,418
783,500		Hongkong Land Holdings Ltd.	3,919,611
834,500		Kerry Properties Ltd.	7,258,667
398,200		Mandarin Oriental International Ltd.	996,650
708,800		Shangri-La Asia Ltd.	2,262,089
3,531,700		Shui On Land Ltd.	4,916,064
1,366,500		Sun Hung Kai Properties Ltd.	26,115,115
514,000		Wharf Holdings Ltd.	3,099,154

			82,102,711

		Isle of Man: 0.3%
23,000	@	Hirco PLC	180,297
598,900	@	Ishaan Real Estate PLC	1,320,955

			1,501,252

		Japan: 15.3%
1,070,500		Mitsubishi Estate Co., Ltd.	32,091,748
1,135,100		Mitsui Fudosan Co., Ltd.	31,401,383
975		NTT Urban Development Corp.	2,199,458
445,600		Sumitomo Realty & Development Co., Ltd.	15,727,517

			81,420,106

		Jersey: 0.3%
90,700	@	Yatra Capital Ltd.	1,432,071

			1,432,071

		Norway: 0.5%
198,400		Norwegian Property ASA	2,486,042

			2,486,042

		Philippines: 0.4%
5,747,200		Ayala Land, Inc.	2,008,645

			2,008,645

		Singapore: 3.0%
1,165,300		Allgreen Properties Ltd.	1,285,178
1,813,100		Ascott Group Ltd.	2,071,626
1,785,200		CapitaLand Ltd.	10,051,456
162,000		Keppel Land Ltd.	937,109
731,000		Wing Tai Holdings Ltd.	1,767,263

			16,112,632

		Sweden: 0.3%
161,900		Hufvudstaden AB	1,783,750

			1,783,750

		Thailand: 0.2%
1,429,000		Central Pattana PCL	1,089,985

			1,089,985

		United Kingdom: 0.4%
595,900		Safestore Holdings Ltd.	2,189,949

			2,189,949

		Total Common Stock (Cost $272,786,405)	347,518,574

REAL ESTATE INVESTMENT TRUSTS: 31.0%
		Canada: 2.9%
6,600	@,#	Calloway Real Estate Investment Trust	175,367
69,200		Calloway Real Estate Investment Trust	1,838,692
83,700		Canadian Real Estate Investment Trust	2,618,255
175,200		Cominar Real Estate Investment Trust	3,874,375
285,200		RioCan Real Estate Investment Trust	7,016,406

			15,523,095

		France: 6.4%
90,200		Klepierre	4,908,348
5,350		Societe de la Tour Eiffel	897,820
18,779		Societe Immobiliere de Location pour l’Industrie et le Commerce	2,909,230
102,102		Unibail-Rodamco	25,498,989

			34,214,387

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Germany: 0.2%
70,700	@	Alstria Office AG	$1,243,480

			1,243,480

		Hong Kong: 0.8%
1,826,500		Link Real Estate Investment Trust	4,144,085

			4,144,085

		Japan: 6.6%
432		Japan Hotel and Resort, Inc.	1,480,019
442		Japan Logistics Fund, Inc.	3,168,002
333		Japan Real Estate Investment Corp.	4,141,535
267		Japan Retail Fund Investment Corp.	1,982,749
637		Kenedix Realty Investment Corp.	4,435,519
365		New City Residence Investment Corp.	1,700,049
498		Nippon Accommodations Fund, Inc.	2,980,194
586		Nippon Building Fund, Inc.	8,500,502
158		Nomura Real Estate Residential Fund, Inc.	977,055
624		Tokyu Real Estate Investment Trust, Inc.	5,614,723

			34,980,347

		Netherlands: 2.3%
63,050		Corio NV	5,536,453
58,370		Eurocommercial Properties NV	3,445,863
28,700		Wereldhave NV	3,428,291

			12,410,607

		Singapore: 2.2%
1,505,000	@	Ascendas Real Estate Investment Trust	2,714,223
2,000,300	@	CapitaCommercial Trust	3,745,589
1,014,200	@	CapitaMall Trust	2,588,685
3,191,800	@	Macquarie MEAG Prime REIT	2,654,564

			11,703,061

		United Kingdom: 9.6%
257,800		British Land Co. PLC	5,832,292
139,400		Brixton PLC	1,078,328
291,900		Derwent Valley Holdings PLC	10,134,299
156,700		Great Portland Estates PLC	1,868,604
408,200		Hammerson PLC	9,463,844
422,780		Land Securities Group PLC	14,495,475
248,400		Segro PLC	2,418,131
467,800		Shaftesbury PLC	5,492,276

			50,783,249

		Total Real Estate Investment Trusts (Cost $167,064,643)	165,002,311

WARRANTS: 0.7%
		India: 0.7%
406,800	X	Macquarie Bank Ltd.	3,973,499

		Total Warrants (Cost $2,505,321)	3,973,499

PURCHASED OPTIONS: 0.3%
		Brazil: 0.3%
67,800		Call Option OTC — Merrill Lynch
		Brascan Residential Properties SA (Brazil) Zero Strike Option — Exp 10/22/08	540,629
93,500	X	Call Option OTC — Merrill Lynch
		Rodobens Negocios Imobiliarios SA (Brazil) Zero Strike Option — Exp 01/30/08	1,145,350

		Total Purchased Options (Cost $1,366,650)	1,685,979

		Total Long-Term Investments (Cost $443,723,019)	518,180,363

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 1.5%
		U.S. Government Agency Obligations: 1.5%
$7,779,000	Z	Federal Home Loan Bank, 4.200%, due 11/01/07	$7,778,093

Total Short-Term Investments (Cost $7,778,093)		7,778,093

Total Investments in Securities (Cost $451,501,112)*	98.9%	$525,958,456
Other Assets and Liabilities-Net	1.1	5,842,745

Net Assets	100.0%	$531,801,201

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $476,508,663.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$58,535,797
Gross Unrealized Depreciation	(9,086,004)

Net Unrealized Appreciation	$49,449,793

Percentage of
Industry	Net Assets

Engineering & Construction	0.7%
Holding Companies — Diversified	0.6
Home Builders	1.2
Lodging	0.6
Real Estate	62.9
Real Estate Investment Trusts: Apartments	0.9
Real Estate Investment Trusts: Diversified	18.8
Real Estate Investment Trusts: Hotels	0.3
Real Estate Investment Trusts: Office Property	6.6
Real Estate Investment Trusts: Shopping Centers	3.8
Real Estate Investment Trusts: Warehouse/ Industrial	0.6
Storage/ Warehousing	0.4
Short-Term Investments	1.5
Other Assets and Liabilities — Net	1.1

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 97.0%
		Australia: 8.3%
319,200	@	Aditya Birla Minerals Ltd.	$1,106,500
96,733		Alesco Corp., Ltd.	1,010,480
95,450		Ansell Ltd.	1,106,509
520,700	@	Arc Energy Ltd.	779,302
1,365,060	@	Australian Worldwide Exploration Ltd.	3,858,799
88,300		Babcock & Brown Ltd.	2,556,773
640,905		Beach Petroleum Ltd.	881,470
121,900	@	Boart Longyear Group	293,163
420,025		Bradken Ltd.	5,801,415
1,315,462	L	Centennial Coal Co., Ltd.	5,303,981
809,514		Centro Retail Trust	1,213,773
387,666		Challenger Financial Services Group Ltd.	2,316,608
150,600		Coates Hire Ltd.	915,216
275,600		Consolidated Minerals Ltd.	1,263,552
241,480	@	CopperCo Ltd.	246,416
301,206		Corporate Express Australia Ltd.	2,057,231
93,486		Crane Group Ltd.	1,473,360
93,500		David Jones Ltd.	432,931
107,016		DB Rreef Trust	209,636
266,595		Diversified Utility & Energy Trusts	873,680
152,682		Downer EDI Ltd.	952,102
52,985		Felix Resources Ltd.	362,830
40,350		Flight Centre Ltd.	916,972
16,000		Incitec Pivot Ltd.	1,328,919
38,266		Independence Group NL	267,529
50,660		Jubilee Mines NL	1,128,851
409,579		Just Group Ltd.	2,172,408
6,645,774		Macquarie DDR Trust	7,304,298
1,152,728		Macquarie Office Trust	1,768,689
673,856		MFS Ltd.	3,312,206
604,392		Minara Resources Ltd.	3,721,079
1,018,080		Mincor Resources NL	4,936,730
312,884	@	Mount Gibson Iron Ltd.	884,583
94,200		OneSteel Ltd.	608,664
895,053		Oxiana Ltd.	3,567,124
325,900		Pacific Brands Ltd.	1,054,070
728,500	@	Pan Australian Resources Ltd.	745,999
636,169		Perilya Ltd.	2,352,049
16,749	@	Portman Ltd.	212,973
300,160		Ramsay Health Care Ltd.	2,984,593
812,604		Sally Malay Mining Ltd.	4,599,891
967,846		Seek Ltd.	8,470,368
538,730		Seven Network Ltd.	6,916,698
22,254		Southern Cross Broadcasting	360,864
64,868		Specialty Fashion Group Ltd.	100,123
50,993		Spotless Group Ltd.	213,517
456,776		Sunland Group Ltd.	1,956,126
196,078	@	Tap Oil Ltd.	429,297
57,355		Transfield Services Ltd.	846,769
26,800		WorleyParsons Ltd.	1,211,446

			99,388,562

		Austria: 0.6%
50,062		Austria Technologie & Systemtechnik AG	1,330,684
455,595	@	Austrian Airlines	4,807,610
10,721	@	Ca Immo International AA	199,267
27,038		Zumtobel AG	1,156,612

			7,494,173

		Belgium: 0.6%
17,129		Bekaert SA	2,364,386
5,572		D’ieteren SA	2,417,937
22,600		Omega Pharma SA	1,516,911
6,495		Tessenderlo Chemie NV	413,214

			6,712,448

		Bermuda: 0.3%
284,837		Catlin Group Ltd.	2,979,901

			2,979,901

		Brazil: 0.1%
26,500		Cia Paranaense de Energia	437,162
15,250		Metalurgica Gerdau SA	614,177

			1,051,339

		British Virgin Islands: 0.0%
64,745		Empire Online Ltd.	50,148

			50,148

		Canada: 5.5%
73,100		AGF Management Ltd.	2,839,962
5,500	@	Air Canada	98,978
5,400		Atco Ltd.	362,992
20,500	@	Axcan Pharma, Inc.	422,088
119,000		Biovail Corp.	2,389,700
40,300	@	Blue Pearl Mining Ltd.	1,065,679
308,900	@	Breakwater Resources Ltd.	905,788
22,500		Canaccord Capital, Inc.	447,785
16,700		Canfor Pulp Income Fund	218,860
104,600	@	CGI Group, Inc. — Class A	1,191,442
7,900		Cinram International Income Fund	109,554
10,200		Corus Entertainment, Inc.	537,183
51,600		Dorel Industries, Inc.	1,773,076
151,300	@	Frontera Copper Corp.	1,230,068
69,300		Gerdau AmeriSteel Corp.	947,084
10,700		Home Capital Group, Inc.	475,732
920	@	Horizon North Logistics, Inc.	3,555
28,100		Industrial Alliance Insurance	1,182,125
58,400		INMET Mining Corp.	6,244,006
67,100	@	Katanga Mining Ltd.	1,064,053
11,400		Laurentian Bank of Canada	527,370
48,200		Linamar Corp.	1,179,169
14,500	@	Major Drilling Group International	956,280
5,600		Manitoba Telecom Services, Inc.	278,622
10,400	@	Martinrea International, Inc.	188,811
182,900		Methanex Corp.	5,585,841
2,700		Mosaid Technologies, Inc.	54,077
297,000	@	Neo Material Technologies, Inc.	1,694,628
35,800		North West Company Fund	825,789
28,500		Northbridge Financial Corp.	1,116,286
9,300		Nova Chemicals Corp.	337,878
120,900	@	Oilexco Incorporated	2,206,443
81,400	@	Pacific Stratus Energy Ltd.	1,197,756
121,700		Parkland Income Fund	2,182,393
107,900		Pembina Pipeline Income Fund	2,050,288
68,800	@	Petrolifera Petroleum Ltd.	1,195,160
59,800		Precision Drilling Trust	1,090,093
48,000	@	QuADRa Mining Ltd.	1,031,493
13,500		Quebecor, Inc.	585,931
94,200		Rothmans, Inc.	2,461,077
26,000		Shawcor Ltd.	1,084,423
541,300		Sherritt International Corp.	10,085,090
97,800		Superior Plus Income Fund	1,287,919
53,000	@,L	Taseko Mines Ltd.	310,050
776		Teck Cominco Ltd.	38,864
12,900		TransForce Income Fund	144,342

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Canada (continued)
38,000	@	Westjet Airlines Ltd.	$803,324
83,000	@	Westjet Airlines Ltd. — variable voting shares	1,759,900

			65,769,007

		China: 0.1%
912,000		CG Technologies Holdings Ltd.	396,088
1,670,000		Chongqing Iron & Steel Co.	1,035,591

			1,431,679

		Cyprus: 0.2%
416,800	@	Deep Sea Supply PLC	1,955,625

			1,955,625

		Denmark: 1.2%
19,525	@	Alm. Brand Skadesforsikring A/S	1,298,233
1,900		Amagerbanken A/S	111,966
2,600		D/S Norden	322,024
12,300		Dampskibsselskabet Torm A/A	516,689
24,600		East Asiatic Co., Ltd. A/S	1,992,036
7,900		Flsmidth & Co. A/S	861,058
3,000		NKT Holding A/S	328,645
8,750		Sjaelso Gruppen	358,022
3,583		Solar Holdings A/S	493,256
53,060		Sydbank A/S	2,451,880
47,700	@	TK Development	906,377
14,675	@	Topdanmark A/S	2,515,161
31,500		TrygVesta A/S	2,509,312

			14,664,659

		Finland: 0.8%
20,818		Cramo PLC	782,328
12,200		Finnair OYJ	206,386
76,400		KCI Konecranes OYJ	3,440,550
219,337		Oriola-KD OYJ	1,024,807
32,268		Ramirent OYJ	720,899
48,769		Rautaruukki OYJ	2,810,565
13,540		Sponda OYJ	186,344
7,400		Wartsila OYJ	606,601

			9,778,480

		France: 5.6%
2,186		Accor SA	209,429
4,838		Bacou Dalloz	680,092
25,945		Beneteau SA	740,875
21,983		BioMerieux	2,463,348
1,490		Bonduelle SCA	194,135
3,620		Bongrain SA	425,866
28,442		Capgemini SA	1,821,559
1,569	@	Club Mediterranee SA	105,342
2,494		CNP Assurances	318,659
5,800	@	Compagnie Generale de Geophysique SA	1,898,060
30,700		Compagnie Generale des Etablissements Michelin	4,134,596
6,550		Eramet SLN	2,934,295
10,800		Euler Hermes SA	1,451,955
2,262		Faiveley SA	177,871
157,493	@	Genesys	375,063
7,560		Groupe Steria SCA	356,487
69,574		Haulotte Group	2,658,772
172,614		IMS-International Metal Service	8,323,036
7,200		Ipsen	410,762
7,550		IPSOS	277,092
20,000		Neuf Cegetel	1,014,615
21,651		Nexans SA	3,697,222
177,167		Nexity	11,827,076
15,528		Pierre & Vacances	2,042,431
5,520		Publicis Groupe	224,945
91,245	L	Rallye SA	7,012,450
31,573	@	Rhodia SA — Reg	1,230,480
5,000	@	Saft Groupe SA	246,533
81,000		Scor SA	2,215,357
15,300		SEB SA	2,931,393
22,290		Sequana Capital	743,422
2,166		Sopra Group SA	198,975
25,916		Teleperformance	1,036,366
2,567		Thales SA	160,465
21,070	@	Thomson	369,304
26,784	@	UbiSoft Entertainment	2,208,156
10,200		Valeo SA	561,551

			67,678,035

		Germany: 8.8%
5,189		AMB Generali Holding AG	809,055
47,004		Arques Industries AG	2,041,979
33,050		Bauer AG	2,561,220
7,356		BayWa AG	480,836
19,589		Celesio AG	1,116,224
24,989		Deutsche Beteiligungs AG	869,674
35,954		Deutsche Euroshop AG	1,445,626
59,050		Deutsche Lufthansa AG	1,745,070
247,397	@	Deutz AG	3,383,307
6,643		Draegerwerk AG	526,937
35,650	@	Drillisch AG	386,720
25,025	@	Em.Tv Ag	178,144
299,449		EpCos. AG	6,043,656
20,653		Fresenius Medical Care AG & Co. KGaA	1,086,691
281,014		Gildemeister AG	9,013,907
56,873		Hannover Rueckversicheru — Reg	2,994,621
10,951		Hypo Real Estate Holding AG	650,832
9,375		Indus Holding AG	350,205
70,137		IVG Immobilien AG	3,187,159
82,824	@	IWKA AG	3,380,529
3,259		Jungheinrich AG	160,511
134,193		Kloeckner & Co. AG	7,101,467
12,796		Koenig & Bauer AG	447,108
39,688		Kontron AG	996,881
13,950		Krones AG	1,279,287
6,258		Lanxess	310,593
47,050		Leoni AG	2,988,908
14,150		MPC Muenchmeyer Petersen Capital AG	1,156,373
240,824		MTU Aero Engines Holding AG	14,706,372
152,287		Norddeutsche Affinerie AG	6,390,561
27,850		Praktiker Bau-und Heimwerkermaerkte AG	1,007,492
6,550		Rheinmetall AG	580,540
51,914		Salzgitter AG	10,221,345
32,150	@	SGL Carbon AG	1,889,453
5,391		Sixt AG	292,696
24,950		Stada Arzneimittel AG	1,586,213
85,465	@	TUI AG	2,512,675
12,931		Vivacon AG	300,981
25,771		Vossloh AG	3,040,976
5,800		Wacker Chemie AG	1,419,383
44,221		Wincor Nixdorf AG	4,404,798
34,913	@	Wirecard AG	612,255

			105,659,260

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Greece: 0.8%
253,340		Agricultural Bank of Greece	$1,457,911
221,294		Anek Lines SA	728,844
43,950		Metka SA	1,128,583
132,570		Sidenor Steel Production & Manufacturing Co. SA	2,511,266
48,332	L	Tsakos Energy Navigation Ltd.	3,363,424

			9,190,028

		Guernsey: 0.0%
2,544		Mapeley Ltd.	101,294

			101,294

		Hong Kong: 3.1%
984,000		Allied Properties HK Ltd.	393,024
142,000		ASM Pacific Technology	1,113,341
2,500,000	@	China Grand Forestry Resources Group Ltd.	888,476
324,000		Far East Consortium	151,584
4,408,000	L	Global Green Tech Group Ltd.	1,744,273
97,000		Great Eagle Holding Co.	403,225
176,000		Hang Lung Group Ltd.	1,039,210
551,000		Hopewell Highway Infrastructure Ltd.	519,618
230,000		Huabao International Holdings Ltd.	219,290
180,000		Industrial and Commercial Bank of China Asia Ltd.	500,945
395,000	@	Jinhui Shipping & Transportation Ltd.	5,871,420
7,500		Kerry Properties Ltd.	65,237
560,000		Luk Fook Holdings International Ltd.	420,215
1,672,000		Ming An Holdings Co., Ltd.	720,010
9,600,000		Minmetals Resources Ltd.	8,341,961
249,000		Pacific Andes Holdings Ltd.	140,737
2,699,000		Pacific Basin Shipping Ltd.	6,046,923
620,000		Peace Mark Holdings Ltd.	1,021,514
8,480,000		Regal Hotels International Holdings Ltd.	726,922
2,104,000		Shougang Concord Century Holding	361,197
10,294,000		Sinolink Worldwide Holdings	3,497,301
197,000		Television Broadcasts Ltd.	1,276,152
149,194		Vtech Holdings Ltd.	1,273,980
710,000		Xinyi Glass Holding Co., Ltd.	969,230

			37,705,785

		India: 0.3%
31,340		Ashapura Minechem Ltd.	261,159
31,480		Bharat Petroleum Corp., Ltd.	276,372
96,213		Chennai Petroleum Corp., Ltd.	820,326
29,207		Great Eastern Shipping Co., Ltd.	361,466
234,284		Hindustan Petroleum Corp.	1,432,549
33,126		Kesoram Industries Ltd.	487,611

			3,639,483

		Ireland: 0.4%
2,100		FBD Holdings PLC	75,405
277,000		Glanbia PLC	1,864,089
41,600		Kerry Group PLC	1,254,568
49,200	@	Smurfit Kappa Group PLC	992,254
7,800	@	Smurfit Kappa PLC	157,353
55,700		United Drug PLC	279,032

			4,622,701

		Israel: 0.3%
143,463	@	Israel Discount Bank Ltd.	366,276
32,624		Mizrahi Tefahot Bank Ltd.	254,869
18,543		Partner Communications	351,838
129,000	L	Partner Communications ADR	2,475,510
40,041	@	Super-Sol Ltd.	158,320

			3,606,813

		Italy: 2.4%
65,300		ACEA S.p.A.	1,296,724
81,500		Aedes S.p.A	542,710
121,369		Autostrada Torino-Milano S.p.A.	2,993,353
117,762		Azimut Holding S.p.A.	2,030,505
57,229		Banco di Desio e della Brianza S.p.A.	650,130
36,009		Biesse S.p.A.	1,124,899
114,100		Brembo S.p.A.	1,602,962
22,900		Cementir S.p.A.	228,105
324,649		Cofide S.p.A.	595,729
129,644		Cremonini S.p.A.	398,334
22,600		Fondiaria-Sai S.p.A.	1,100,395
88,790	@	Gruppo Coin S.p.A.	808,682
199,521		Indesit Co. S.p.A.	3,549,986
220,714	@,L	It Holding S.p.A	564,285
81,503	@	KME Group	229,805
25,563		Marazzi Group S.p.A.	328,235
99,654		Navigazione Montanari S.p.A.	505,409
47,265		Permasteelisa S.p.A.	1,240,240
211,200		Piaggio & C S.p.A.	950,765
35,248		Premafin Finanziaria S.p.A.	113,608
30,163		Prima Industrie S.p.A.	1,534,729
82,100	@	PRYSMIAN S.p.A.	2,371,381
180,264		Recordati S.p.A.	1,808,645
9,900		Trevi Finanziaria S.p.A.	208,581
659,900		Unipol S.p.A.	2,367,082

			29,145,279

		Japan: 15.9%
267,000		77 Bank Ltd.	1,803,120
102		Acca Networks Co., Ltd.	203,148
58,000		Adores, Inc.	129,178
14,000		Air Water, Inc.	158,702
36,900		Aisan Industry Co., Ltd.	481,449
216,600		Alpine Electronics, Inc.	3,482,029
179,100		AOC Holdings, Inc.	2,749,370
12,900		Aoyama Trading Co., Ltd.	337,218
3,699		Ardepro Co., Ltd.	1,243,487
13,000		Asahi Pretec Corp.	448,746
132,000	L	Asahi Soft Drinks Co., Ltd.	2,419,971
63,800		Atrium Co., Ltd.	1,779,050
356,000		Atsugi Co., Ltd.	495,786
12,000		Awa Bank Ltd.	64,393
73,000		Bank of Nagoya Ltd.	539,929
601		Bosch Corp.	3,144
106,100		Century Leasing System, Inc.	1,108,368
1,008,000	@	Chori Co., Ltd.	1,231,819
17,300		Coca-Cola West Holdings Co., Ltd.	400,504
340,000		Cosmo Oil Co., Ltd.	1,482,933
6,000		Cosmos Initia Co., Ltd.	22,113
65,000		Daihen Corp.	455,170
57,000		Daiichi Jitsugyo Co., Ltd.	293,320
13,100		Daiichikosho Co., Ltd.	155,077
19,000		Daimei Telecom Engineering Corp.	196,878
80		Daiseki Co., Ltd.	2,707
34,000		Daishi Bank Ltd.	148,613
44,000		Daito Bank Ltd.	54,284
217,000		Daiwa Industries Ltd.	1,511,081
15,140		Diamond Lease Co., Ltd.	524,499
86,500		Don Quijote Co., Ltd.	1,759,217

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Japan (continued)
18,000	@	Doutor Nichires Holdings Co., Ltd.	$293,798
41,000		Dowa Holdings Co., Ltd.	480,335
52,000		Eagle Industry Co., Ltd.	813,605
38,000		Eizo Nanao Corp.	1,277,727
12,000		Excel Co., Ltd.	177,205
46,000		FamilyMart Co., Ltd.	1,340,633
19,700	L	Fancl Corp.	238,738
26,000		Foster Electric Co., Ltd.	557,597
135,700		Fuji Machine Manufacturing Co., Ltd.	3,028,708
17,300		Fujitsu Frontech Ltd.	166,145
195,000	@	Fujitsu General Ltd.	1,326,087
39,200		Futaba Industrial Co., Ltd.	1,101,964
52,400		Glory Ltd.	1,740,161
17,520		Gulliver International Co.	1,001,074
361,000		Hanwa Co., Ltd.	1,844,789
6,300		Happinet Corp.	77,921
80,800		Heiwa Corp.	909,668
265,000		Hino Motors Ltd.	1,910,508
6,000		Hirano Tecseed Co., Ltd.	68,666
264,000		Hitachi Cable Ltd.	1,765,147
34,000		Hitachi Kokusai Electric, Inc.	444,934
113,000		Hitachi Metals Ltd.	1,465,892
15,400		Hitachi Software Engineering Co., Ltd.	297,539
36,400		Hitachi Transport System Ltd.	429,373
210		Hoosiers Corp.	87,467
38,200		Hosiden Corp.	677,479
98,000		Hosokawa Micron Corp.	942,986
38,000		Hyakugo Bank Ltd.	227,934
71,000		Hyakujushi Bank Ltd.	358,554
114,400		IBJ Leasing Co., Ltd.	2,178,240
65,400		Inabata & Co., Ltd.	433,598
45,300		Ines Corp.	225,808
4,800		Information Services International-Dentsu Ltd.	45,146
59,000		Intec Holdings Ltd.	863,511
77		Internet Initiative Japan, Inc.	302,176
88,100		Itochu Enex Co., Ltd.	643,808
172,000		Iwatani International Corp.	558,912
21,000		Izumiya Co., Ltd.	104,666
123,000	@	Izutsuya Co., Ltd.	132,380
85,000		Japan Aviation Electronics Industry Ltd.	1,311,293
300,000		Japan Radio Co., Ltd.	1,107,016
860,000		JFE Shoji Holdings, Inc.	6,622,388
69,000		Jidosha Buhin Kogyo Co., Ltd.	402,962
38,000		Joshin Denki Co., Ltd.	271,138
91,000		Juki Corp.	776,807
16,000		Juroku Bank Ltd.	96,818
25,000		Kanamoto Co., Ltd.	233,110
2,102,000	@	Kanematsu Corp.	3,657,356
59,900		Kanto Auto Works Ltd.	817,625
83,833		Kanto Tsukuba Bank Ltd.	595,705
209,000		Kawai Musical Instruments Manufacturing Co., Ltd.	418,294
308		Kenedix, Inc.	679,663
6,600		Kintetsu World Express, Inc.	235,939
40,100		K’S Holdings Corp.	873,681
38,300		Kuroda Electric Co., Ltd.	618,788
28,100		Kyoden Co., Ltd.	75,265
36,000		Kyodo Printing Co., Ltd.	114,751
13,900		Kyoei Steel Ltd.	341,995
324		Kyoei Tanker Co., Ltd.	1,313
63,000		Kyorin Co., Ltd.	750,493
68,600		Lintec Corp.	1,345,488
44,000		Maeda Road Construction Co., Ltd.	365,547
55,000		Marudai Food Co., Ltd.	136,948
11,000		Maruei Department Store Co., Ltd.	32,524
17,200	L	Megane TOP Co., Ltd.	166,620
18,500		Mikuni Coca-Cola Bottling Co., Ltd.	205,716
61,800		Miraca Holdings, Inc.	1,458,985
753,000		Mitsubishi Paper Mills Ltd.	1,501,408
64,000		Mitsubishi Steel Manufacturing Co., Ltd.	311,263
26,000		Mitsui High-Tec, Inc.	297,636
70,000		Mitsui Home Co., Ltd.	343,149
196,000		Mitsui Sugar Co., Ltd.	822,552
17,900		Mitsumi Electric Co., Ltd.	824,804
203,500		Mori Seiki Co., Ltd.	5,169,027
212,000		Morinaga Milk Industry Co., Ltd.	687,539
23,100		Musashi Seimitsu Industry Co., Ltd.	745,126
4,000	I	Nadex Co., Ltd.	25,054
28,700		NEC Fielding Ltd.	340,837
11,400		NEC Leasing Ltd.	201,502
23,300		NEC Networks & System Integration Corp.	253,625
106,000		Nichias Corp.	809,368
19,700		Nichii Gakkan Co.	328,626
240,000		Nichirei Corp.	1,026,122
42,000		Nifco, Inc.	982,669
20,400		Nihon Dempa Kogyo Co., Ltd.	1,018,618
11,000		Nippei Toyama Corp.	97,947
47,000		Nippo Corp.	385,381
149,000		Nippon Chemi-Con Corp.	1,181,881
199,000		Nippon Denko Co., Ltd.	1,500,028
137,000		Nippon Steel Trading Co., Ltd.	437,214
265,000		Nippon Synthetic Chemical Industry Co., Ltd.	1,769,428
36,000		Nipro Corp.	686,850
3,800		Nishio Rent All Co., Ltd.	56,161
107,000		Nissan Shatai Co., Ltd.	862,057
65,000		Nisshin Oillio Group Ltd.	279,636
69,500		Nissin Kogyo Co., Ltd.	1,816,067
62,000		Nittetsu Mining Co., Ltd.	474,395
33,300		NSD Co., Ltd.	522,152
36,000		Ogaki Kyoritsu Bank Ltd.	201,330
33,760		Oiles Corp.	729,872
51,000		Oita Bank Ltd.	309,771
5,170		Okinawa Electric Power Co., Inc.	270,451
5,590		Optex Co., Ltd.	110,756
4,000		Osaka Steel Co., Ltd.	62,186
374,000		Pacific Metals Co., Ltd.	4,737,520
30,100		Parco Co., Ltd.	421,401
16,400		Pigeon Corp.	281,920
35,980		Resorttrust, Inc.	787,478
50,900		Ricoh Leasing Co., Ltd.	1,188,920
105,300		Saizeriya Co., Ltd.	1,847,272
43,000		San-Ai Oil Co., Ltd.	184,501
198,000		Sanden Corp.	1,190,042
6,100		Sanei-International Co., Ltd.	125,969
23,000		San-In Godo Bank Ltd.	207,092
342,500	@	Sanix, Inc.	1,144,113
63,300		Santen Pharmaceutical Co., Ltd.	1,487,990
112,000		Sanyo Shokai Ltd.	708,915
188,000		Sanyo Special Steel Co., Ltd.	1,269,763
151,000		Seiko Holdings Corp.	825,261
64,500		Shin-Etsu Polymer Co., Ltd.	525,600
24,700	@,I	Shinki Co., Ltd.	23,573
139,200		Shinko Plantech Co., Ltd.	2,198,340
292,000		Shinsho Corp.	1,225,497
660,000		Shinwa Kaiun Kaisha Ltd.	6,757,756
80,000		Shizuoka Gas Co., Ltd.	395,234
7,971		Softbank Investment Corp.	2,528,760
196,800		Sojitz Corp.	903,381
611,000		Sumikin Bussan Corp.	2,587,109

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Japan (continued)
63,200		Sumitomo Densetsu Co., Ltd.	$356,913
109,000		Sumitomo Light Metal Industries Ltd.	188,526
16,070		Sumitomo Real Estate Sales	1,165,996
92,500		Sumitomo Rubber Industries, Inc.	1,132,851
559		Suncity Co., Ltd.	266,620
33,200		Tachi-S Co., Ltd.	252,241
96,000		Taihei Kogyo Co., Ltd.	499,043
4,000		Taiyo Yuden Co., Ltd.	66,359
28,700		Takeuchi Manufacturing Co., Ltd.	1,739,594
48,000		Takisawa Machine Tool Co., Ltd.	92,041
17,500		Tamron Co., Ltd.	679,675
226,000		Tamura Corp.	1,117,604
87,000		TBK Co., Ltd.	375,753
36,000		TCM Corp.	130,200
1,677		Telepark Corp.	1,842,650
96,000	@	Toa Corp.	107,768
24,500		Toho Pharmaceutical Co., Ltd.	431,638
68,000		Toho Zinc Co., Ltd.	617,358
88,000		Tohto Suisan Co., Ltd.	205,131
53,800		Tokai Rubber Industries, Inc.	1,051,610
246,000	@	Tokyo Dome Corp.	1,580,081
104,400		Tokyo Leasing Co., Ltd.	1,067,010
168,000		Tokyo Tekko Co., Ltd.	794,527
2,700		Tokyu Community Corp.	72,571
248,000	@	Tonichi Carlife Group, Inc.	348,251
52,000		Topy Industries Ltd.	155,364
169,000		Tosoh Corp.	1,081,675
324,000		Toyo Kohan Co., Ltd.	1,812,434
104,000		Toyo Suisan Kaisha Ltd.	1,808,068
6,300		Toyoda Gosei Co., Ltd.	226,293
53,700		Toyota Auto Body Co., Ltd.	867,533
18,000		Toyota Boshoku Corp.	591,625
149,000		Tsubakimoto Chain Co.	1,029,483
67,700		Tsumura & Co.	1,209,620
11,700		Tsuruha Holdings, Inc.	404,248
80,000		Ube Industries Ltd.	287,258
52,000		Uchida Yoko Co., Ltd.	228,977
9,200		UEX Ltd.	103,344
67,600		Urban Corp.	1,184,153
26,420		USS Co., Ltd.	1,730,526
1,029,000	@	Victor Co. of Japan Ltd.	2,185,282
17,900		Waseda Academy Co., Ltd.	142,691
57		Wowow, Inc.	112,040
5,600		Y A C Co., Ltd.	68,334
74,000		Yamaguchi Financial Group, Inc.	868,238
11,000		Yamanashi Chuo Bank Ltd.	64,254
290,500		Yamato Kogyo Co., Ltd.	13,587,445
297,400		Yamazen Corp.	1,578,557
57,000		Yaskawa Electric Corp.	766,803
61,000		Yokohama Rubber Co., Ltd.	454,642
1,124,000		Yuasa Trading Co., Ltd.	1,721,618

			191,388,821

		Jersey: 0.0%
12,987	@	Meinl European Land Ltd.	182,787

			182,787

		Liechtenstein: 0.1%
9,500		Liechtenstein Landesbank	913,056
2,110		Verwalt & Privat-Bank AG	553,151

			1,466,207

		Malaysia: 0.2%
84,000		Asiatic Development Bhd	168,273
253,100		Bursa Malaysia Bhd	1,203,568
1,279,000		Silverlake Axis Ltd.	594,355

			1,966,196

		Mexico: 0.1%
22,024	@	Dermet De Mexico SA	2,727
38,700		Gruma SA de CV	139,011
72,800		Grupo Mexico SA de CV	662,284
54,168	@	Industrias CH SA — Series B	213,878
111,800		Mexichem SA de CV	451,604

			1,469,504

		Netherlands: 3.7%
118,131		Aalberts Industries NV	2,860,686
101,200		Asm International NV	2,867,928
49,904		Beter BED Holdings NV	1,494,030
29,500		Binck NV	678,865
122,869		Draka Holding	5,362,327
10,500		Eriks Group NV	876,530
10,600		Fugro NV	931,756
35,200		Grontmij	1,653,154
20,500		Hunter Douglas NV	1,917,538
58,800		Imtech NV	1,824,549
98,300		Koninklijke BAM Groep NV	2,607,311
65,600		Koninklijke Wessanen NV	1,109,169
30,441		Nutreco Holding NV	2,081,050
302,736		OCE NV	6,098,966
29,440		OPG Groep NV	1,021,263
6,200		SBM Offshore NV	239,257
22,600		Sligro Food Group NV	870,037
4,750		Smit Internationale NV	461,194
31,000		Ten Cate NV	1,273,420
30,400		TKH Group NV	778,105
8,686	@	TomTom	695,139
196,364		Trader Classified Media NV	36,977
177,512		USG People NV	5,408,624
79,900		Wavin NV	1,388,350

			44,536,225

		New Zealand: 0.2%
1,168,246		Air New Zealand Ltd.	1,919,964

			1,919,964

		Norway: 2.3%
91,000		ABG Sundal Collier ASA	253,174
1,242,400		Acta Holding ASA	4,984,258
190,200		Cermaq ASA	2,928,990
62,600	@	Electromagnetic Geoservices	1,003,053
194,400	@	Ementor ASA	1,626,969
31,150		Fred Olsen Energy ASA	1,587,818
83,480		Leroy Seafood Group ASA	1,777,355
21,100	@	ODIM ASA	370,900
13,850	@	Petroleum Geo-Services ASA	411,191
459,172		Tandberg ASA	11,750,289
71,750		Veidekke ASA	758,134

			27,452,131

		Portugal: 0.4%
68,830		Jeronimo Martins	512,557
174,058		Semapa-Sociedade de Investimento e Gestao	2,838,164
37,481	@	Sonae Industria — SGPS SA	456,535
216,779		Teixeira Duarte — Engenharia Construcoes SA	782,538

			4,589,794

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Russia: 0.0%
2,700	@	Chelyabinsk Zink Plant GDR	$37,800
2,400	L	Mechel OAO ADR	201,960

			239,760

		Singapore: 2.8%
1,614,000		Allgreen Properties Ltd.	1,780,037
1,266,000		Armstrong Industrial Corp.	380,385
238,000		Ascott Group Ltd.	271,936
739,000		Aztech Systems Ltd.	193,335
1,447,000		Ho Bee Investment Ltd.	1,854,413
542,000		Hong Leong Asia Ltd.	1,438,203
226,000		Jaya Holdings Ltd.	311,150
4,008,000		LC Development Ltd.	1,254,331
2,918,000		Meiban Group Ltd.	1,368,098
40,000	I	MFS Technology Ltd.	15,826
656,000		Neptune Orient Lines Ltd.	2,349,998
73,000		Parkway Holdings Ltd.	211,725
352,000		Rotary Engineering Ltd.	357,874
37,000		Singapore Land Ltd.	250,258
3,254,000		Singapore Petroleum Co., Ltd.	18,582,424
71,000		Singapore Press Holdings Ltd.	225,992
260,000		Tat Hong Holdings Ltd.	543,984
30,000		Venture Corp., Ltd.	291,044
176,000		Wheelock Properties S Ltd.	298,037
4,188,000	@	Yongnam Holdings Ltd.	1,163,024

			33,142,074

		South Korea: 7.4%
8,526		Amorepacific Corp.	1,939,430
66,280		Asiana Airlines	744,684
23,040		BNG Steel Co., Ltd.	419,934
4,810		Daelim Industrial Co.	1,056,997
5,750		Daewoong Pharmaceutical Co., Ltd.	513,387
220,591	L	Daishin Securities Co., Ltd.	6,921,907
14,280		Daishin Securities Co., Ltd.	448,091
3,400		DC Chemical Co., Ltd.	1,321,040
48,730		Dongbu Insurance Co., Ltd.	2,964,410
143,450	L,I	Dongyang Mechatronics Corp.	1,735,564
20,970		Doosan Infracore Co., Ltd.	892,386
99,680		From30 Co., Ltd.	1,165,273
14,600		GS Holdings Corp.	1,048,052
441,636	@	Halim Co., Ltd.	1,008,231
127,874	L	Hanjin Shipping	7,477,449
17,450		Hanshin Construction	551,060
366,350		Hanwha Chemcial Corp.	10,824,209
23,199		Honam Petrochemical Corp.	3,541,370
35,970	L	Hyosung Corp.	2,698,694
17,400		Hyundai DSF Co., Ltd.	298,693
38,640		Hyundai Marine & Fire Insurance Co., Ltd.	1,119,782
3,220		Hyundai Mipo Dockyard Co., Ltd.	1,430,658
82,900		Jinheung Mutual Savings Bank	544,144
8,833		KCC Engineering & Construction	710,525
15,780		Keangnam Enterprises Ltd.	1,007,963
63,950	L	Kolon Engineering & Construction Co., Ltd.	959,397
12,927		Korea Zinc Co., Ltd.	2,610,825
26,960		Korean Petrochemical Industrial Co.	2,380,106
160,300	@	KP Chemical Corp.	1,470,137
21,856		Kyeryong Construction Industrial Co., Ltd.	1,027,138
50,060	L	LG Chem Ltd.	6,255,642
56,940		LIG Non-Life Insurance Co., Ltd.	1,766,111
43,900		LS Cable Ltd.	6,781,236
14,580		Meritz Fire & Marine Insurance Co., Ltd.	213,150
20,814	L	Mirae Asset Securities Co., Ltd.	3,973,111
575		Nong Shim Co., Ltd.	127,541
44,384		People & Telecommunication, Inc.	627,007
28,830		SeAH Steel Corp.	1,560,088
27,226	L	SFA Engineering Corp.	2,088,202
54,980	L	Solomon Mutual Savings Bank	898,900
11,960		STX Shipbuilding Co., Ltd.	973,697
16,830		Sungjee Construction Co., Ltd.	520,440
36,144	L	Taesan LCD Co., Ltd.	415,643
101,920	L	Tong Yang Investment Bank	2,344,389

			89,376,693

		Spain: 1.4%
33,437	@	Campofrio Alimentacion SA	587,092
162,462		Corp. Mapfre SA	766,284
12,468		Gestevision Telecinco SA	360,346
23,600		Grifols SA	626,111
92,700		Indra Sistemas SA	2,696,825
44,800	@	Laboratorios Almirall SA	1,089,581
5,406		Pescanova SA	309,530
49,300		Promotora de Informaciones SA (PRISA)	969,159
52,000		Red Electrica de Espana	2,923,441
220,400		Tubos Reunidos SA	1,773,312
63,295		Union Fenosa SA	4,215,721
8,305		Viscofan SA	214,504

			16,531,906

		Sweden: 2.7%
16,350		Axfood AB	578,058
14,500		Cardo AB	514,647
36,000		Castellum AB	458,074
409,642		Fabege AB	4,892,950
15,300		Getinge AB	405,421
262,800		JM AB	5,864,314
137,100		KappAhl Holding AB	1,708,366
284,700		Kungsleden AB	4,076,643
115,500		Lindex AB	2,101,567
231,900		NCC AB	5,793,242
388,200		Peab AB	3,534,485
128,400	@	Peab AB	1,091,553
45,000		Trelleborg AB	1,150,818
37,500		Wihlborgs Fastigheter AB	725,213

			32,895,351

		Switzerland: 2.6%
25,705	@	Actelion Ltd. — Reg	1,278,651
31,500		Addax Petroleum Corp.	1,379,511
67,137		Adecco SA	4,047,792
2,376		AFG Arbonia-Forster Holding	888,129
25,790		Baloise Holding AG	2,746,531
5,060		Bellevue Group AG	405,494
2,911		Bucher Industries AG	693,163
1,269		Burckhardt Compression Holding AG	386,557
250		Galenica AG	121,192
1,149		Geberit AG — Reg	155,419
6,128	@	Georg Fischer AG	4,610,190
5,025		Helvetia Holding AG	1,826,434
7,600		Holcim Ltd.	868,832
146,371		Kudelski SA	4,132,808
14,949	@	Micronas Semiconductor Hold	199,801
7,585		Partners Group	1,031,720
12,650	@	Petroplus Holdings AG	1,104,181
293	@	St Galler Kantonalbank	128,851
9,200	@	Swiss Life Holding	2,546,723

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		Switzerland: (continued)
5,720		Swissquote Group Holding — Reg	$381,968
25,300	@	Temenos Group AG — Reg	704,891
26,820		Vontobel Holding AG	1,383,781
69		Zehnder Group AG	125,233

			31,147,852

		Taiwan: 1.3%
164,956		Altek Corp.	296,614
227,482		Coretronic Corp.	353,812
720		Everlight Electronics Co., Ltd.	3,180
345,360		Gamania Digital Entertainment Co., Ltd.	340,684
1,590,000	@	Grand Pacific Petrochemical Corp.	702,096
2,729,088	@,I	HannStar Display Corp.	1,272,114
2,889,918		Macronix International	1,895,670
2,930,444		Micro-Star International Co., Ltd.	3,138,753
290,550		Powertech Technology, Inc.	1,187,130
365,000		Sanyang Industrial Co., Ltd.	292,929
168,000		Taiwan Mask Corp.	102,793
564,840		Taiwan Polypropylene Co., Ltd.	488,607
139,150		Taiwan Surface Mounting Technology Co., Ltd.	325,520
395,000		ThaiLin Semiconductor Corp.	270,012
408,000		TSRC Corp.	635,534
447,000		Tung Ho Steel Enterprise Corp.	667,591
740,000		U-Ming Marine Transport Corp.	2,432,407
224		Unimicron Technology Corp.	457
1,289,937		Universal Scientific Industrial Co., Ltd.	985,454
181,485		Wistron Corp.	365,531

			15,756,888

		Thailand: 0.2%
4,158,900	@	Shin Satellite Public Co., Ltd.	1,271,145
164,300		Thai Airways International	191,643
787,100		Thoresen Thai Agencies Pcl	1,415,743

			2,878,531

		Turkey: 0.9%
51,189		Akcansa Cimento A/S	376,357
372,698		Aksa Akrilik Kimya Sanayii	1,025,071
188,911		Anadolu Sigorta	353,342
1		Bolu Cimento Sanayii	2
276,305		Bossa Ticaret Sanayi Isletme	388,406
609,854	@	Dogan Sriketler Grubu Holdings	1,359,017
87,532		Ford Otomotiv Sanayi A/S	1,033,416
28,916	@	Goodyear Lastikleri TAS	403,871
746,616	@	Ihlas Holding	729,874
83,901		Mardin Cimento Sanayii	515,962
223,752	@	Petkim Petrokimya Holding	1,862,892
1	@	Petrol Ofisi	4
104,414		Trakya Cam Sanyii A/S	272,716
244,931	@	Turk Hava Yollari	1,763,086
11,582		Turk Traktor ve Ziraat Makineleri A/S	165,557

			10,249,573

		United Kingdom: 15.4%
16,550		Aga Foodservice Group PLC	143,198
474,060		Aggreko PLC	6,202,807
84,039		Antofagasta PLC	1,470,230
416,847		Ashtead Group PLC	948,987
33,332		Atkins WS PLC	842,648
221,585		Babcock International Group	2,709,570
1,191,743		Beazley Group PLC	4,295,632
43,065		Bluebay Asset Management	413,648
84,600		Bodycote International	518,096
209,100		Bradford & Bingle PLC	1,349,176
635,061		Brit Insurance Holdings PLC	4,299,146
232,900		British Energy Group PLC	2,586,933
86,491		Britvic PLC	647,289
83,920		Burren Energy PLC	2,118,026
247,800		Cable & Wireless PLC	1,006,948
405,617	@	Charter PLC	9,178,003
526,952		Chaucer Holdings PLC	1,284,648
145,900		Cookson Group PLC	2,537,494
21,962		Cranswick PLC	381,107
396,911	@	CSR PLC	5,353,156
169,449		Dairy Crest Group PLC	2,126,247
553,118	@	Dana Petroleum PLC	14,871,934
79,400		Davis Service Group PLC	902,102
289,900		DS Smith PLC	1,397,242
275,917		Enodis PLC	1,205,013
9,800		Expro International Group	250,108
599,481		Fiberweb PLC	627,261
65,700		Firstgroup PLC	1,090,865
480,000		Friends Provident PLC	1,842,635
272,538		Galliford Try PLC	893,157
512,222		Game Group PLC	2,134,781
224,900		GKN PLC	1,721,464
15,900		Go-Ahead Group PLC	894,626
11,600		Greene King PLC	219,282
3,223		Greggs PLC	335,917
258,375		Halfords Group PLC	1,912,998
112,560		Henderson Group PLC	440,253
619,500		Hiscox Ltd.	3,708,944
5,026		Homeserve PLC	188,838
143,600		Hunting PLC	2,207,162
51,706		IG Group Holdings PLC	448,588
109,500		IMI PLC	1,279,583
70,679		Inchcape PLC	694,412
138,500		Informa PLC	1,545,653
8,500		Intermediate Capital Group PLC	294,023
153,400		Interserve PLC	1,685,567
152,585		ITE Group PLC	557,315
211,227		JKX Oil & Gas PLC	1,721,280
382,252		John Wood Group PLC	3,331,393
108,026		Johnston Press PLC	676,562
183,607		Keller Group PLC	4,348,105
162,500		Kesa Electricals PLC	1,078,899
42,557		Kier Group PLC	1,903,363
808,977		Kingston Communications PLC	1,120,835
55,610		Ladbrokes PLC	477,822
63,698		Lavendon Group PLC	911,460
528,200		LogicaCMG PLC	1,793,150
24,799		LSL Property Services PLC	84,558
111,727		Luminar Group Holdings PLC	1,481,644
122,900		Luminar PLC	153,839
148,148		Mcbride PLC	535,228
1,537,531		Michael Page International PLC	14,053,490
161,799		Morgan Crucible Co.	1,072,232
89,100		National Express Group PLC	2,450,573
56,010	@	NETeller PLC	83,612
44,500		Next PLC	2,050,374
950,940		Northern Foods PLC	2,105,773
219,388	@	Northern Petroleum PLC	828,858
1,178,084		Northgate Information Solutions PLC	1,933,735
28,216		Northgate PLC	568,056
98,100		Northumbrian Water Group PLC	672,063
122,823		Paragon Group of Cos., LLC	608,474
1,307,068		Pendragon PLC	1,834,741
477,444		Petrofac Ltd.	5,133,943
636,552		RAB Capital PLC	1,452,139
77,250		Rightmove PLC	957,462

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

		United Kingdom (continued)
183,935		Robert Walters PLC	$1,011,556
41,538		Rotork PLC	949,336
415,515		Savills PLC	3,177,439
77,600		Severfield-Rowen PLC	987,371
106,200		Severn Trent PLC	3,208,935
88,159		Sibir Energy PLC	998,352
295,181		Smiths News PLC	762,427
149,800		Southern Cross Healthcare Ltd.	1,883,567
85,290		Spectris PLC	1,542,433
159,420		Spice PLC	1,962,684
369,200	@	Spirent Communications PLC	538,104
1,520,091	@	Sportingbet PLC	1,892,498
36,000		St. Ives Group PLC	213,793
74,800		St. James’s Place PLC	604,632
85,316		Sthree PLC	441,654
16,900		Stolt-Nielsen SA	495,929
712,893		Taylor Nelson Sofres PLC	3,203,668
83,338	@	THUS Group PLC	256,194
186,263		Trinity Mirror PLC	1,562,662
256,500	@	TUI Travel PLC	1,437,356
34,963		Ultra Electronics Holdings	912,202
28,800		Vedanta Resources PLC	1,322,798
69,927		Vislink PLC	99,122
95,200		Vitec Group PLC	1,307,458
164,386		VT Group PLC	2,062,067
59,631		Wetherspoon (J.D.) PLC	674,916
182,400		WH Smith PLC	1,502,494
1,435,130		Woolworths Group PLC	636,452

			184,834,474

		Total Common Stock (Cost $952,215,286)	1,164,649,430

REAL ESTATE INVESTMENT TRUSTS: 0.2%
		Belgium: 0.1%
2,321		Befimmo S.C.A.	253,043
2,338		Cofinimmo	439,641

			692,684

		Guernsey: 0.0%
17,741		Eurocastle Investment Ltd.	564,920

			564,920

		Netherlands: 0.1%
7,203		Nieuwe Steen Investments Funds NV	203,010
25,786		Vastned Offices	915,096

			1,118,106

		Singapore: 0.0%
11,000	@	Parkway Life Real Estate Investment Trust	9,428

			9,428

		Total Real Estate Investment Trusts (Cost $2,889,701)	2,385,138

MUTUAL FUNDS: 0.1%
		United Kingdom: 0.1%
89,977		SVG Capital PLC	1,625,397

		Total Mutual Funds (Cost $1,625,706)	1,625,397

PREFERRED STOCK: 0.5%
		Germany: 0.2%
16,103		Fresenius AG	1,278,096
57,350		ProSieben SAT.1 Media AG	1,696,091

			2,974,187

		Italy: 0.3%
80,170	@	Instituto Finanziario Industriale S.p.A.	3,351,989

			3,351,989

		Total Preferred Stock (Cost $5,332,859)	6,326,176

RIGHTS: 0.0%
		Japan: 0.0%
74,100		Shinko Securities Co., Ltd.	5,781

			5,781

		South Korea: 0.0%
22,952		Dongyang Mechatronics Corp.	96,069
1,283		Keangnam Enterprises Ltd.	36,181

			132,250

		Total Rights (Cost $—)	138,031

WARRANTS: 0.0%
		Hong Kong: 0.0%
20,000		Industrial and Commercial Bank of China Ltd.	3,742

		Total Warrants (Cost $—)	3,742

		Total Long-Term Investments (Cost $963,978,916 )	1,175,127,914

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.5%
		U.S. Government Agency Obligations: 0.6%
$6,795,000	Z	Federal Home Loan Bank, 4.200%, due 11/01/07	$6,794,207

		Total U.S. Government Agency Obligations (Cost $6,794,207)	6,794,207

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Principal
Amount		Value

	Securities Lending CollateralCC: 2.9%
$34,544,733	Bank of New York Mellon Corp. Institutional Cash Reserves	$34,544,733

	Total Securities Lending Collateral (Cost $34,544,733)	34,544,733

	Total Short-Term Investments (Cost $41,338,940)	41,338,940

Total Investments in Securities (Cost $1,005,317,856)*	101.3%	$1,216,466,854
Other Assets and Liabilities-Net	(1.3)	(15,159,435)

Net Assets	100.0%	$1,201,307,419

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at October 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $1,006,625,059.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$254,846,411
Gross Unrealized Depreciation	(45,004,616)

Net Unrealized Appreciation	$209,841,795

Percentage of
Industry	Net Assets

Advertising	0.4%
Aerospace/ Defense	1.3
Agriculture	0.2
Airlines	1.2
Apparel	0.2
Auto Manufacturers	0.5
Auto Parts & Equipment	2.3
Banks	1.6
Beverages	0.3
Building Materials	1.1
Chemicals	4.1
Closed-End Funds	0.1
Coal	0.5
Commercial Services	4.6
Computers	1.3%
Cosmetics/ Personal Care	0.2
Distribution/ Wholesale	3.4
Diversified Financial Services	4.0
Electric	1.1
Electrical Components & Equipment	2.7
Electronics	2.2
Engineering & Construction	4.2
Entertainment	0.3
Environmental Control	0.1
Food	2.4
Forest Products & Paper	0.3
Gas	0.0
Hand/ Machine Tools	1.8
Healthcare — Products	0.1
Healthcare — Services	0.8
Holding Companies — Diversified	2.0
Home Builders	0.4
Home Furnishings	1.5
Household Products/ Wares	0.4
Housewares	0.2
Insurance	4.5
Internet	1.2
Investment Companies	0.2
Iron/ Steel	3.6
Leisure Time	0.8
Lodging	0.1
Machinery — Construction & Mining	0.2
Machinery — Diversified	1.8
Media	1.4
Metal Fabricate/ Hardware	1.4
Mining	5.2
Miscellaneous Manufacturing	2.7
Office/ Business Equipment	0.5
Oil & Gas	5.2
Oil & Gas Services	1.3
Pharmaceuticals	1.7
Pipelines	0.2
Real Estate	4.9
REITS — Diversified	0.2
REITS — Health Care	0.0
REITS — Office Property	0.0
Retail	3.9
Semiconductors	1.3
Shipbuilding	0.4
Software	0.5
Telecommunications	2.5
Textiles	0.0
Transportation	3.9
Venture Capital	0.1
Water	0.3
Short-Term Investments	3.5
Other Assets and Liabilities — Net	(1.3)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 97.9%
		Bermuda: 1.3%
1,918,134		Tyco Electronics Ltd.	$68,419,840

			68,419,840

		Brazil: 4.6%
7,745,531	L	Centrais Eletricas Brasileiras SA ADR	120,209,867
3,741,386	L	Contax Participacoes SA ADR	5,892,683
3,741,386	L	Tele Norte Leste Participacoes SA ADR	81,562,215
1,208,600	L	Telecomunicacoes Brasileiras SA ADR	30,251,258
111,928	L	Tim Participacoes SA ADR	5,193,459
776,726	@,L	Vivo Participacoes SA ADR	4,574,916

			247,684,398

		Canada: 1.1%
3,659,170	@,L	Nortel Networks Corp.	59,022,412

			59,022,412

		France: 11.9%
10,920,320		Alcatel-Lucent	106,156,156
1,816,990		Carrefour SA	131,296,742
1,074,200		Credit Agricole SA	42,558,259
4,261,782		France Telecom SA	157,600,803
1,251,900		Natixis	27,837,779
2,012,750		Sanofi-Aventis	177,049,420

			642,499,159

		Germany: 5.2%
10,525,519		Deutsche Telekom AG	216,245,099
411,200		Hypo Real Estate Holding AG	24,438,135
2,158,500	@	Infineon Technologies AG	31,698,486
559,890	@,L	Qimonda AG ADR	5,408,537

			277,790,257

		Hong Kong: 0.1%
165,195		Jardine Matheson Holdings Ltd.	5,060,762

			5,060,762

		Italy: 4.0%
10,705,782		Intesa Sanpaolo S.p.A.	84,929,007
10,329,085		Telecom Italia S.p.A.	32,366,626
37,893,100		Telecom Italia S.p.A. RNC	98,138,655

			215,434,288

		Japan: 25.5%
2,628,300	L	Aiful Corp.	62,023,015
740,000		Akita Bank Ltd.	3,400,584
1,153,800		Astellas Pharma, Inc.	51,218,808
3,409,000		Dai Nippon Printing Co., Ltd.	49,487,045
2,427,336		Daiichi Sankyo Co., Ltd.	69,028,635
960,000		Fuji Photo Film Co., Ltd.	45,921,418
16,660,700		Hitachi Ltd.	111,573,257
2,272,500		Millea Holdings, Inc.	89,435,936
14,042,000		Mitsubishi UFJ Financial Group, Inc.	140,506,265
8,660,000		Mitsui Sumitomo Insurance Co., Ltd.	99,320,377
4,231,000		Mitsui Trust Holdings, Inc.	33,854,398
13,954		Mizuho Financial Group, Inc.	78,427,695
22,174		Nippon Telegraph & Telephone Corp.	101,482,462
1,174,000		Ono Pharmaceutical Co., Ltd.	60,619,565
821,000		Rohm Co., Ltd.	71,928,207
3,739,000		Seven & I Holdings Co., Ltd.	96,547,055
921,800		Sony Corp.	45,524,415
8,505		Sumitomo Mitsui Financial Group, Inc.	69,667,215
285,000		Taisho Pharmaceutical Co., Ltd.	5,478,749
1,998,000		Takefuji Corp.	50,917,696
509,000		TDK Corp.	41,773,419

			1,378,136,216

		Mexico: 2.0%
2,942,320	L	Telefonos de Mexico SA de CV ADR	107,600,642

			107,600,642

		Netherlands: 9.1%
3,999,409		Aegon NV	82,908,116
1,134,000		Akzo Nobel NV	91,398,803
6,934,612	@	Koninklijke Ahold NV	104,484,196
893,779		SNS Reaal	21,487,479
3,566,100		Unilever NV	116,068,577
2,365,432		Wolters Kluwer NV	74,293,780

			490,640,951

		New Zealand: 0.7%
11,854,172		Telecom Corp. of New Zealand Ltd.	39,819,982

			39,819,982

		Portugal: 2.0%
6,882,776		Portugal Telecom SGPS SA	92,389,017
1,211,829		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	16,503,801

			108,892,818

		South Korea: 6.1%
1,463,610		Korea Electric Power Corp.	64,701,319
2,745,880	L	Korea Electric Power Corp. ADR	61,095,830
183,200		KT Corp.	8,702,264
2,192,310		KT Corp. ADR	51,563,131
695,464		LG Electronics, Inc.	73,127,957
304,885		SK Telecom Co., Ltd.	71,530,830

			330,721,331

		Spain: 2.3%
3,679,102		Telefonica SA	121,819,243

			121,819,243

		Sweden: 1.0%
17,233,700		Telefonaktiebolaget LM Ericsson	51,563,326

			51,563,326

		Switzerland: 3.5%
230,984		Nestle SA	106,687,333
2,954,300		STMicroelectronics NV	50,615,429
91,700		Swisscom AG	33,940,948

			191,243,710

		Taiwan: 1.1%
91,257,655		United Microelectronics Corp.	59,852,629

			59,852,629

		United Kingdom: 15.9%
3,256,180		AstraZeneca PLC	160,351,093
2,964,800		British Sky Broadcasting PLC	41,988,498
6,359,851		GlaxoSmithKline PLC	163,359,226

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares		Value

	United Kingdom: (continued)
4,659,712	HSBC Holdings PLC	$92,386,665
42,926,226	ITV PLC	88,736,247
4,145,800	Kingfisher PLC	17,062,873
7,402,451	Marks & Spencer Group PLC	100,635,516
485,646	Royal Bank of Scotland Group PLC	5,244,986
522,565	Unilever PLC	17,719,902
27,699,131	WM Morrison Supermarkets PLC	170,984,323

		858,469,329

	United States: 0.5%
684,922	Covidien Ltd.	28,492,755

		28,492,755

	Total Common Stock (Cost $4,065,392,162)	5,283,164,048

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 5.3%
		U.S. Government Agency Obligations: 1.8%
$100,239,000	Z	Federal Home Loan Bank, 4.200%, due 11/01/07	$100,227,305

		Total U.S. Government Agency Obligations (Cost $100,227,305)	100,227,305

		Securities Lending CollateralCC: 3.5%
186,972,678		Bank of New York Mellon Corp. Institutional Cash Reserves	186,972,678

		Total Securities Lending Collateral (Cost $186,972,678)	186,972,678

		Total Short-Term Investments (Cost $287,199,983)	287,199,983

Total Investments in Securities (Cost $4,352,592,145)*	103.2%	$5,570,364,031
Other Assets and Liabilities-Net	(3.2)	(171,586,557)

Net Assets	100.0%	$5,398,777,474

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,370,876,052
Gross Unrealized Depreciation	(153,104,166)

Net Unrealized Appreciation	$1,217,771,886

Percentage
of
Industry	Net Assets

Banks	11.6%
Chemicals	1.7
Commercial Services	1.0
Computers	0.9
Diversified Financial Services	2.1
Electric	4.6
Electrical Components & Equipment	3.4
Electronics	1.3
Food	12.0
Healthcare — Products	0.5
Holding Companies — Diversified	0.1
Home Furnishings	0.8
Insurance	5.0
Media	4.1
Miscellaneous Manufacturing	0.8
Pharmaceuticals	12.7
Retail	4.0
Semiconductors	4.0
Telecommunications: Cellular Telecom	1.5
Telecommunications: Telecom Services	0.7
Telecommunications: Telecommunication Equipment	3.1
Telecommunications: Telephone Integrated	21.0
Telecommunications: Wireless Equipment	1.0
Short-Term Investments	5.3
Other Assets and Liabilities — Net	(3.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 94.3%
		Australia: 4.3%
204,256		Alumina Ltd.	$1,283,621
723,600		Dyno Nobel Ltd.	1,666,332
23,050		Newcrest Mining Ltd.	702,644

			3,652,597

		Belgium: 1.9%
34,550		Belgacom SA	1,655,668

			1,655,668

		Brazil: 2.3%
61,822		Centrais Eletricas Brasileiras SA	964,490
65,250		Centrais Eletricas Brasileiras SA ADR	990,169

			1,954,659

		Canada: 10.2%
76,154		Barrick Gold Corp.	3,360,676
60,900	@	Ivanhoe Mines Ltd.	836,766
67,050	@	Novagold Resources, Inc.	1,260,540
58,300	@	Opti Canada, Inc.	1,175,689
14,650		Petro-Canada	844,280
11,580		Suncor Energy, Inc.	1,264,883

			8,742,834

		Finland: 2.3%
107,600		Stora Enso OYJ (Euro Denominated Security)	1,984,809

			1,984,809

		France: 9.1%
263,550		Alcatel-Lucent	2,561,963
85,200	@	Gemalto NV	2,509,087
15,350		Sanofi-Aventis	1,350,246
22,230		Thales SA	1,389,614

			7,810,910

		Germany: 2.2%
91,680	@	Premiere AG	1,870,542

			1,870,542

		Italy: 3.6%
1,192,340		Telecom Italia S.p.A. RNC	3,088,018

			3,088,018

		Japan: 28.2%
19,150		Acom Co., Ltd.	458,592
57,900		Coca-Cola West Holdings Co., Ltd.	1,340,416
187,000		Dai Nippon Printing Co., Ltd.	2,714,602
58,890		Daiichi Sankyo Co., Ltd.	1,674,715
51,700		Fuji Photo Film Co., Ltd.	2,473,060
50,800		JS Group Corp.	822,938
140,000		Kirin Brewery Co., Ltd.	1,956,392
181,000		Nippon Oil Corp.	1,603,060
147,430		Nippon Telegraph & Telephone Corp. ADR	3,383,519
96,900		Sega Sammy Holdings, Inc.	1,337,921
106,000		Sekisui House Ltd.	1,356,103
35,400		Seven & I Holdings Co., Ltd.	914,086
52,600		Shiseido Co., Ltd.	1,266,315
48,520		Takefuji Corp.	1,236,500
87,000		Toppan Printing Co., Ltd.	848,799
68,000		Wacoal Holdings Corp.	828,934

			24,215,952

		Netherlands: 2.9%
28,642		Royal Dutch Shell PLC ADR	2,499,015

			2,499,015

		Papua New Guinea: 0.9%
183,200	@	Lihir Gold Ltd.	727,328

			727,328

		South Africa: 6.9%
63,420		Anglogold Ashanti Ltd. ADR	2,945,859
92,000		Gold Fields Ltd.	1,661,053
35,108		Impala Platinum Holdings Ltd.	1,326,176

			5,933,088

		South Korea: 4.7%
60,830		Korea Electric Power Corp. ADR	1,353,468
114,850		KT Corp. ADR	2,701,272

			4,054,740

		Taiwan: 3.6%
161,527		Chunghwa Telecom Co., Ltd. ADR	3,101,318

			3,101,318

		United Kingdom: 6.5%
205,050		BP PLC	2,667,706
20		Lonmin PLC	1,437
13,780		Rio Tin to PLC	1,292,221
397,862		Vodafone Group PLC	1,567,794

			5,529,158

		United States: 4.7%
64,300	@	Apex Silver Mines Ltd.	1,318,150
52,800		Newmont Mining Corp.	2,685,408

			4,003,558

		Total Common Stock (Cost $72,335,153)	80,824,194

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 11.1%
		U.S. Government Agency Obligations: 11.1%
$9,546,000	Z	Federal Home Loan Bank, 4.200%, due 11/01/07	$9,544,886

		Total Short-Term Investments (Cost $9,544,886)	9,544,886

Total Investments in Securities (Cost $81,880,039)*	105.4%	$90,369,080
Other Assets and Liabilities-Net	(5.4)	(4,622,578)

Net Assets	100.0%	$85,746,502

@	Non-income producing security
ADR	American Depositary Receipt
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $82,456,288.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,946,420
Gross Unrealized Depreciation	(2,033,628)

Net Unrealized Appreciation	$7,912,792

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Percentage of
Industry	Net Assets

Aerospace/ Defense	1.6%
Apparel	1.0
Beverages	3.8
Building Materials	1.0
Commercial Services	4.1
Computers	2.9
Cosmetics/ Personal Care	1.5
Diversified Financial Services	2.0
Electric	3.9
Forest Products & Paper	2.3
Home Builders	1.6
Leisure Time	1.6
Media	2.2
Mining	22.6
Miscellaneous Manufacturing	4.8
Oil & Gas	11.7
Pharmaceuticals	3.5
Retail	1.1
Telecommunications	21.1
Short-Term Investments	11.1
Other Assets and Liabilities — Net	(5.4)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE OPPORTUNITIES FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 96.7%
		Australia: 1.0%
23,000		Telstra Corp., Ltd.	$100,665

			100,665

		Belgium: 3.8%
2,925		Dexia	94,174
9,666		Fortis	310,426
3,866	@	Fortis	56

			404,656

		Denmark: 1.1%
2,600		Danske Bank A/ S	115,080

			115,080

		Finland: 2.9%
2,633		Fortum OYJ	114,492
2,500		Outokumpu OYJ	93,805
4,550		UPM-Kymmene OYJ	102,207

			310,504

		France: 9.9%
7,600		Alcatel-Lucent	73,879
1,990		BNP Paribas	220,555
2,340		Sanofi-Aventis	205,836
3,250		Total SA	262,262
6,600		Vivendi	298,249

			1,060,781

		Germany: 6.8%
2,400		Commerzbank AG	101,823
6,250		Deutsche Post AG	189,299
8,350		Deutsche Telekom AG	171,549
1,375		E.ON AG	269,131

			731,802

		Greece: 1.7%
2,300		OPAP SA	94,167
1,679		Titan Cement Co. SA	82,142

			176,309

		Hong Kong: 1.5%
5,100		Hang Seng Bank Ltd.	104,193
8,500		Kingboard Chemicals Holdings	55,831

			160,024

		Ireland: 1.4%
7,600	@	Smurfit Kappa PLC	153,319

			153,319

		Italy: 6.9%
13,500		Enel S.p.A.	161,870
6,000		ENI S.p.A.	219,078
11,650		Intesa Sanpaolo S.p.A.	88,453
72,300		Telecom Italia S.p.A. RNC	187,248
23,993		Unipol S.p.A.	86,064

			742,713

		Japan: 14.8%
2,100		Aoyama Trading Co., Ltd.	54,896
2,700		Canon Sales Co., Inc.	52,906
3,100		Chubu Electric Power Co., Inc.	79,434
3,500		Daiichi Sankyo Co., Ltd.	99,533
8		East Japan Railway Co.	65,899
7,300		EDION Corp.	83,850
11,000		Furukawa Electric Co., Ltd.	52,834
4,000		Honda Motor Co., Ltd.	149,787
7,000		Itochu Corp.	88,456
7		KDDI Corp.	52,869
9,000		Mitsubishi Materials Corp.	52,691
20,000		Mitsubishi UFJ Financial Group, Inc.	200,123
6,000		Onward Kashiyama Co., Ltd.	61,858
5,000		Ricoh Co., Ltd.	98,828
1,400		Sankyo Co., Ltd.	59,768
205		Softbank Investment Corp.	65,035
12,700		Sojitz Corp.	58,297
9,000		Sumitomo Trust & Banking Co., Ltd.	67,104
3,300		Tohoku Electric Power Co., Inc.	69,732
15,000		Tokyo Gas Co., Ltd.	66,872

			1,580,772

		Netherlands: 8.5%
2,500		ArcelorMittal	199,174
2,600		European Aeronautic Defence and Space Co. NV	88,629
10,150		Royal Dutch Shell PLC — Class A	445,181
9,550		Royal KPN NV	180,315

			913,299

		New Zealand: 0.8%
25,777		Telecom Corp. of New Zealand Ltd.	86,589

			86,589

		Norway: 0.9%
6,000		DNB NOR ASA	99,433

			99,433

		Spain: 6.3%
5,225		Banco Bilbao Vizcaya Argentaria SA	132,229
13,250		Banco Santander Central Hispano SA	289,773
3,950		Ebro Puleva SA	81,706
10,700		Iberdrola SA	172,609

			676,317

		Sweden: 1.0%
34,000		Telefonaktiebolaget LM Ericsson	101,728

			101,728

		Switzerland: 4.3%
610		Nestle SA	281,748
3,400		UBS AG — Reg	182,282

			464,030

		United Kingdom: 23.1%
9,000		Aviva PLC	141,799
9,900		Barclays PLC	125,299
41,900		BP PLC	545,123
11,300		GKN PLC	86,494
10,050		HBOS PLC	183,192
21,750		HSBC Holdings PLC	431,231
43,500		ITV PLC	89,922
38,000		Legal & General Group PLC	110,936
30,000		Old Mutual PLC	115,153
22,200		Royal Bank of Scotland Group PLC	239,760
18,300		Tate & Lyle PLC	166,065
35,000		Vodafone Group PLC	137,919
5,650		Wolseley PLC	98,267

			2,471,160

		Total Common Stock (Cost $9,919,314)	10,349,181

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE OPPORTUNITIES FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 0.7%
		Germany: 0.7%
4,300	@	Alstria Office AG	$75,629

		Total Real Estate Investment Trusts (Cost $91,714)	75,629

Total Investments in Securities (Cost $10,011,028)	97.4%	$10,424,810
Other Assets and Liabilities-Net	2.6	277,770

Net Assets	100.0%	$10,702,580

@	Non-income producing security
*	Cost for federal income tax purposes is $10,015,580.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$851,424
Gross Unrealized Depreciation	(442,194)

Net Unrealized Appreciation	$409,230

Percentage of
Industry	Net Assets

Aerospace/Defense	0.8%
Apparel	0.6
Auto Manufacturers	1.4
Auto Parts & Equipment	0.8
Banks	26.2
Building Materials	0.8
Chemicals	0.5
Distribution/ Wholesale	2.8
Diversified Financial Services	1.7
Electric	8.1
Electrical Components & Equipment	0.5
Entertainment	0.9
Food	4.9
Forest Products & Paper	2.4
Gas	0.6
Insurance	4.2
Internet	0.6
Iron/ Steel	2.7
Leisure Time	0.6
Media	3.6
Mining	0.5
Office Property	0.7
Office/ Business Equipment	0.9
Oil & Gas	13.8
Pharmaceuticals	2.9
Retail	1.3
Telecommunications	10.2
Transportation	2.4
Other Assets and Liabilities — Net	2.6

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND
AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 97.2%
		Banks: 13.1%
4,825,000		Promstroibank St. Petersburg	$8,106,000
26,200,000		Sberbank RF	112,319,400

			120,425,400

		Beverages: 1.2%
352,000	@	Efes Breweries International NV GDR	11,485,760

			11,485,760

		Cosmetics/ Personal Care: 0.9%
193,500		Kalina	7,981,875

			7,981,875

		Electric: 5.4%
65,273,353		OGK-5 OJSC	11,083,415
428,242,036		TGK-5	441,089
31,500,000	@	Unified Energy System	38,335,500

			49,860,004

		Food: 3.4%
260,000	L	Wimm-Bill-Dann Foods OJSC ADR	31,135,000

			31,135,000

		Internet: 1.1%
1,145,000	@	RBC Information Systems	10,534,000

			10,534,000

		Iron/ Steel: 8.9%
502,000	L	Mechel OAO ADR	42,243,300
3,450,000		Novolipetsk Steel	13,386,000
192,000	L	Novolipetsk Steel GDR	7,680,000
300,000		Severstal GDR	7,110,000
500,000		Severstal JSC	11,800,000

			82,219,300

		Metal Fabricate/ Hardware: 3.5%
450,000	L	TMK OAO GDR	20,025,000
37,700		Vsmpo-Avisma Corp.	11,969,750

			31,994,750

		Mining: 7.2%
166,000	L	MMC Norilsk Nickel ADR	52,290,000
310,000	L	Polyus Gold Co. ZAO ADR	13,950,000

			66,240,000

		Oil & Gas: 34.3%
1,100,000		Lukoil-Spon ADR	100,540,000
362,000		Novatek OAO GDR	20,272,000
7,300,000		OAO Gazprom	90,228,000
434,000		OAO Gazprom ADR	21,775,950
3,280,000	@	OAO Rosneft Oil Co. GDR	28,732,800
477,000	L	Surgutneftegaz ADR	31,243,500
192,000		Tatneft GDR	23,808,000

			316,600,250

		Pharmaceuticals: 1.2%
500,000	@,L	Pharmstandard — Reg S GDR	10,905,000

			10,905,000

		Pipelines: 1.8%
8,700		Transneft	16,747,500

			16,747,500

		Retail: 1.9%
387,000	@	Magnit OAO	17,647,200

			17,647,200

		Telecommunications: 13.3%
469,000	L	Mobile Telesystems Finance SA ADR	38,927,000
137,000		Moscow City Telephone	4,125,152
1,275,000		Rostelecom	12,597,000
105,500,000		Sibirtelecom	11,921,500
108,000,000		Uralsvyazinform	6,858,000
1,050,000		Vimpel-Communications OAO ADR	34,723,500
2,400,000		VolgaTelecom	13,440,000

			122,592,152

		Total Common Stock (Cost $456,675,000)	896,368,191

INVESTMENT COMPANIES: 0.9%
		Hedge Fund: 0.9%
2,384,270	@	RenShares Utilities Ltd.	7,987,305

		Total Mutual Funds (Cost $3,317,280)	7,987,305

PREFERRED STOCK: 0.8%
		Machinery — Diversified: 0.8%
43,500,000		Achinsk Refinery	7,917,000

		Total Preferred Stock (Cost $3,106,603)	7,917,000

		Total Long-Term Investments (Cost $463,098,883)	912,272,496

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 12.3%
	Securities Lending CollateralCC: 12.3%
$113,588,003	Bank of New York Mellon Corp. Institutional Cash Reserves	$113,588,003

	Total Short-Term Investments (Cost $113,588,003)	113,588,003

Total Investments in Securities (Cost $576,686,886)*	111.2%	$1,025,860,499
Other Assets and Liabilities-Net	(11.2)	(103,356,759)

Net Assets	100.0%	$922,503,740

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2007.
*	Cost for federal income tax purposes is $577,279,443.
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$448,581,056
	Gross Unrealized Depreciation	—

	Net Unrealized Appreciation	$448,581,056

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND
AS OF OCTOBER 31, 2007

Principal
Amount			Value

CORPORATE BONDS/ NOTES: 27.4%
		Argentina: 0.8%
$620,000	#,C	Alto Parana SA, 6.375%, due 06/09/17	$634,880
100,000	#,C	Cia de Transporte de Energia Electrica de Alta Tension SA, 8.875%, due 12/15/16	92,500
839,273	S	Province of Mendoza 5.500%, due 09/04/18	671,419
12,410	+,#,C	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	11,169
14,600	+,C	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	13,286
21,900	+,C,S	Transportadora Gas del Norte, 6.500% (step rate 7.500%), due 12/31/12	19,929
1,285,000	+,#	Transportadora Gas Norte, 7.500% (step rate 8.000%), due 12/31/12	1,156,500

			2,599,683

		Bahamas: 0.5%
BRL 2,300,000		Banco Votorantim Nassau, 10.625%, due 04/10/14	1,280,140
BRL 250,000	#	Banco Votorantim/ Nassau, 10.625%, due 04/10/14	137,593

			1,417,733

		Bermuda: 0.1%
$265,000	#,C	Citic Resources Finance Ltd., 6.750%, due 05/15/14	255,063

			255,063

		Brazil: 0.3%
1,000,000		Banco Bmg SA, 9.150%, due 01/15/16	1,052,500

			1,052,500

		British Virgin Islands: 0.4%
400,000	C	Citic Resources Finance Ltd., 6.750%, due 05/15/14	385,000
975,000	#	GTL Trade Finance, Inc., 7.250%, due 10/20/17	989,157

			1,374,157

		Cayman Islands: 3.1%
BRL 2,300,000	#	Banco Do Brasil (Cayman), 9.750%, due 07/18/17	1,182,793
BRL 1,900,000		Banco Safra Cayman Islands Ltd., 10.875%, due 04/03/17	1,065,375
BRL 500,000	#	Banco Safra Cayman Islands Ltd., 10.875%, due 04/03/17	275,908
$100,000	+,#	Earls Eight Ltd., 8.000% (step rate 9.000%), due 12/31/12	90,000
320,000	#,X,Z	Interoceanica IV Finance Ltd., 3.990%, due 11/30/18	207,344
1,200,000	#,X,Z	Interoceanica IV Finance Ltd., 4.160%, due 11/30/25	573,900
3,000,000	Z	Peru Enhanced Pass-through Finance Ltd., 3.600%, due 05/31/18	2,062,500
250,000	#,Z	Peru Enhanced Pass-through Finance Ltd., 3.610%, due 05/31/18	171,250
1,025,000	C,S	Vale Overseas Ltd., 6.250%, due 01/23/17	1,041,517
3,050,000	C,S	Vale Overseas Ltd., 6.875%, due 11/21/36	3,185,856

			9,856,443

		Colombia: 0.9%
835,000		Bancolombia SA, 6.875%, due 05/25/17	809,950
695,000	#,C	EEB International Ltd., 8.750%, due 10/31/14	719,325
1,300,000	#,C	TGI International Ltd., 9.500%, due 10/03/17	1,366,560

			2,895,835

		Cyprus: 0.4%
1,150,000	#	Alfa MTN Markets Ltd. for ABH Finanial Ltd., 8.200%, due 06/25/12	1,101,010

			1,101,010

		Dominican Republic: 0.0%
143,584		Standard Bank PLC, due 07/20/09	152,271

			152,271

		Germany: 0.9%
2,400,000	S	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	2,779,978

			2,779,978

		India: 0.2%
650,000	#,C	ICICI Bank Ltd, 6.625%, due 10/03/12	655,881

			655,881

		Indonesia: 0.4%
610,000	C	BLT Finance BV, 7.500%, due 05/15/14	557,179
680,000	C,S	Indosat Finance Co. BV, 7.125%, due 06/22/12	681,826

			1,239,005

		Ireland: 1.4%
1,200,000	C	Alfa Bond Issuance PLC for OJSC Alfa Bank, 8.635%, due 02/22/17	1,135,529
RUB 2,000,000	S	Dal Capital for Vneshtorgbk, 7.000%, due 04/13/09	81,131
$100,000	+,#	Eirles Eight Ltd., 8.000% (step rate 9.000%), due 12/31/12	90,000
RUB 25,000,000		Sibacademfinance PLC for URSA Bank, 9.125%, due 02/26/10	933,158
$2,000,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 6.103%, due 06/27/12	2,021,192

			4,261,010

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Principal
Amount			Value

		Luxembourg: 2.2%
$2,550,000	S	Gaz Capital for Gazprom, 8.625%, due 04/28/34	$3,247,119
1,500,000	+,C,S	Kuznetski Capital for Bank of Moscow, 7.500% (step rate 8.961%), due 11/25/15	1,480,350
500,000		RSHB Capital SA for OJSC Russian Agricultural Bank, 6.299%, due 05/15/17	478,450
450,000	#	RSHB Capital SA for OJSC Russian Agricultural Bank, 6.299%, due 05/15/17	427,455
1,205,000		UBS Luxembourg SA for OJSC Vimpel Communications, 8.250%, due 05/23/16	1,250,188

			6,883,562

		Netherlands: 2.9%
500,000	C	Excelcomindo Finance Co., 7.125%, due 01/18/13	497,500
100,000	#,C,S	Excelcomindo Finance Co. BV, 7.125%, due 01/18/13	100,000
600,000		HSBK Europe Bv, 7.250%, due 05/03/17	564,000
400,000	#	HSBK Europe BV, 7.250%, due 05/03/17	405,056
1,200,000		Kazkommerts International BV, 7.500%, due 11/29/16	1,008,420
210,000	#	Kazkommerts International BV, 7.500%, due 11/29/16	179,025
545,000	#,C	Lukoil International Finance BV, 6.656%, due 06/07/22	523,037
550,000		Majapahit Holding BV, 7.250%, due 06/28/17	553,042
930,000	#	Majapahit Holding BV, 7.250%, due 06/28/17	926,513
100,000	#,S	Majapahit Holding BV, 7.750%, due 10/17/16	103,630
650,000		Majapahit Holding BV, 7.750%, due 10/17/16	664,736
2,235,000	#	Majapahit Holding BV, 7.875%, due 06/29/37	2,223,825
1,500,000		TuranAlem Finance BV, 8.250%, due 01/22/37	1,361,250

			9,110,034

		Peru: 0.4%
PEN 3,900,000	I	Banco Credito Del Peru, 7.170%, due 10/15/22	1,299,762

			1,299,762

		Philippines: 1.0%
$2,300,000		National Power Corp., 6.875%, due 11/02/16	2,333,072
305,000	#,S	National Power Corp., 6.875%, due 11/02/16	313,006
450,000	S	National Power Corp., 9.625%, due 05/15/28	554,625

			3,200,703

		South Korea: 0.8%
1,280,000	C	Shinhan Bank, 6.819%, due 09/20/36	1,277,338
1,230,000	C	Woori Bank, 6.208%, due 05/02/37	1,163,916

			2,441,254

		Switzerland: 0.1%
400,000	#	UBS AG, due 12/27/13	397,866

			397,866

		Trinidad: 0.3%
1,000,000	C	Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, due 05/08/22	986,019

			986,019

		Turkey: 0.1%
TRY 400,000	S	European Investment Bank, 10.000%, due 01/28/11	310,629

			310,629

		Ukraine: 0.1%
$500,000		Standard Bank (Nak), 8.125%, due 09/30/09	447,250

			447,250

		United Kingdom: 2.3%
674,000	#	Barclays Bank PLC, 10.250%, due 07/17/22	787,367
550,000	S	City of Kiev Ukraine, 8.000%, due 11/06/15	558,140
1,200,000		HSBC Bank PLC for Ukrsibbank, 7.750%, due 12/21/11	1,207,458
2,025,785	#	Standard Bank PLC, 15.000%, due 03/12/12	2,025,785
2,600,000		UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	2,416,144
200,000	#	UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	186,090

			7,180,984

		United States: 3.0%
252,290	S	Citigroup Funding, Inc., 5.990%, due 08/17/10	355,091
2,401,717	#	Citigroup Funding, Inc., 6.000%, due 05/18/15	2,630,601
2,800,000		Citigroup Funding, Inc., 10.000%, due 01/03/17	2,894,354
2,660,000	#,C	Pemex Project Funding Master Trust, 5.750%, due 03/01/18	2,695,910
955,000	#	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	1,025,670

			9,601,626

		Venezuela: 4.8%
6,500,000	C	Petroleos de Venezuela SA, 5.250%, due 04/12/17	4,927,000
12,850,000	C	Petroleos de Venezuela SA, 5.375%, due 04/12/27	8,326,800

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Principal
Amount			Value

		Venezuela (continued)
$2,800,000	C	Petroleos de Venezuela SA, 5.500%, due 04/12/37	$1,750,000

			15,003,800

		Total Corporate Bonds/Notes (Cost $87,421,541)	86,504,058

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.9%
		Dominican Republic: 0.9%
2,328,041	S	Dominican Republic, 9.040%, due 01/23/18	2,700,527

		Total Collateralized Mortgage Obligations (Cost $2,669,011)	2,700,527

OTHER BONDS: 61.8%
		Argentina: 7.7%
ARS 4,000,000	S,X	Argentina Government International Bond, due 09/30/14	1,272,702
$19,905,000	S	Argentina Government International Bond, due 12/15/35	2,746,890
ARS 5,000		Argentina Government International Bond, due 12/15/35	177
$8,325,000	S	Argentina Government International Bond, due 12/15/35	1,053,945
1,900,000	Z	Argentina Government International Bond, 1.840%, due 10/03/15	1,643,500
ARS 1,600,000	S	Argentina Government International Bond, 5.830%, due 12/31/33	637,963
$8,184,750	S	Argentina Government International Bond, 8.280%, due 12/31/33	8,307,521
280,000	#,S	Province of Buenos Aires, 9.375%, due 09/14/18	256,900
5,600,000	+,S	Province of Buenos Aires Argentina, 3.000% (step rate 4.000%), due 05/15/35	2,279,200
2,200,000		Province of Buenos Aires Argentina, 9.375%, due 09/14/18	2,018,500
4,130,000		Province of Buenos Aires Argentina, 9.625%, due 04/18/28	3,737,650
500,000	#	Provincia Del Neuquen Titulo Provincial, 8.656%, due 10/18/14	512,500

			24,467,448

		Belize: 0.1%
330,000	+,C	Belize Government International Bond, 4.250% (step rate 6.000%), due 02/20/29	250,800

			250,800

		Bosnia and Herzegovina: 0.1%
DEM 750,000	S,Z	Bosnia & Herzegovina Government International Bond, 11.850%, due 12/11/17	349,948

			349,948

		Brazil: 5.8%
$150,000	S	Brazil Government International Bond, 8.250%, due 01/20/34	194,775
1,680,000	S	Brazil Government International Bond, 8.750%, due 02/04/25	2,205,000
100,000	S	Brazil Government International Bond, 8.875%, due 10/14/19	126,500
600,000	S	Brazil Government International Bond, 10.125%, due 05/15/27	887,280
3,000,000	C,S	Brazil Government International Bond, 11.000%, due 08/17/40	4,034,250
6,200,000		Brazilian Government International Bond, 7.125%, due 01/20/37	7,176,500
3,600,000	C	Federative Republic of Brazil, 6.000%, due 01/17/17	3,688,200

			18,312,505

		Colombia: 3.4%
50,000	S	Colombia Government International Bond, 10.000%, due 01/23/12	58,500
58,000	S	Colombia Government International Bond, 11.750%, due 02/25/20	86,855
4,930,000	S	Republic of Colombia, 7.375%, due 01/27/17	5,452,580
1,420,000	S	Republic of Colombia, 7.375%, due 09/18/37	1,625,190
2,055,000	S	Republic of Colombia, 8.125%, due 05/21/24	2,481,413
COP 2,061,000,000		Republic of Colombia, 9.850%, due 06/28/27	1,065,049

			10,769,587

		Dominican Republic: 0.8%
$250,000	#,S	Dominican Republic International Bond, 8.625%, due 04/20/27	288,750
2,025,000		Dominican Republic International Bond, 8.625%, due 04/20/27	2,338,875

			2,627,625

		El Salvador: 2.2%
200,000	#,S	El Salvador Government International Bond, 7.650%, due 06/15/35	232,500
2,430,000		El Salvador Government International Bond, 7.650%, due 06/15/35	2,830,950
3,240,000	S	El Salvador Government International Bond, 8.250%, due 04/10/32	3,969,000

			7,032,450

		Ghana: 0.3%
900,000	#	Republic of Ghana, 8.500%, due 10/04/17	927,000

			927,000

		Indonesia: 2.7%
200,000	#	Indonesia Government International Bond, 6.625%, due 02/17/37	197,250

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Principal
Amount			Value

		Indonesia (continued)
$4,250,000		Indonesia Government International Bond, 6.625%, due 02/17/37	$4,175,285
3,000,000		Indonesia Government International Bond, 7.500%, due 01/15/16	3,286,173
670,000	S	Indonesia Government International Bond, 8.500%, due 10/12/35	817,325

			8,476,033

		Iraq: 1.6%
8,300,000	C,S	Republic of Iraq, 5.800%, due 01/15/28	5,063,000

			5,063,000

		Ivory Coast: 0.0%
400,000	S	Ivory Coast Government International Bond, 2.000%, due 03/30/18	147,000

			147,000

		Lebanon: 0.1%
210,000		Lebanon Government International Bond, 8.250%, due 04/12/21	193,200

			193,200

		Mexico: 2.9%
4,200,000	C	Mexico Government International Bond, 5.625%, due 01/15/17	4,271,400
2,100,000		Mexico Government International Bond, 7.500%, due 04/08/33	2,558,850
1,700,000		Mexico Government International Bond, 8.300%, due 08/15/31	2,235,500
381		United Mexican States, Discount Note, due 11/07/07	11,621

			9,077,371

		Nigeria: 0.7%
500,000	S	Central Bank of Nigeria, 5.092%, due 01/05/10	86,750
2,000,000		UBS AG, due 08/02/17	1,977,040

			2,063,790

		Pakistan: 0.6%
830,000		Islamic Republic of Pakistan, 6.875%, due 06/01/17	753,225
380,000		Pakistan Government International Bond, 7.125%, due 03/31/16	353,064
1,010,000	S	Pakistan Government International Bond, 7.875%, due 03/31/36	949,581

			2,055,870

		Panama: 1.0%
50,000		Panama Government International Bond, 6.700%, due 01/26/36	52,750
1,595,000	S	Panama Government International Bond, 7.125%, due 01/29/26	1,766,463
1,000,000		Panama Government International Bond, 8.875%, due 09/30/27	1,302,500
130,000	S	Panama Government International Bond, 9.375%, due 04/01/29	177,450

			3,299,163

		Peru: 2.9%
3,500,000		Peru Government International Bond, 6.550%, due 03/14/37	3,692,500
PEN 5,000,000	#	Peru Government International Bond, 6.900%, due 08/12/37	1,745,497
$2,420,000	S	Peru Government International Bond, 7.350%, due 07/21/25	2,789,050
370,000	S	Peru Government International Bond, 8.750%, due 11/21/33	495,800
276,000	C	Peru Government International. Bond, 6.438%, due 03/07/17	275,862
140,000		Republic of Peru, 6.438%, due 03/07/17	139,965

			9,138,674

		Philippines: 5.4%
4,430,000	S	Philippine Government International Bond, 7.750%, due 01/14/31	5,072,350
1,950,000		Philippine Government International Bond, 8.000%, due 01/15/16	2,218,125
4,500,000		Philippine Government International Bond, 8.250%, due 01/15/14	5,090,400
1,100,000		Philippine Government International Bond, 8.875%, due 03/17/15	1,298,000
2,000,000		Philippine Government International Bond, 9.000%, due 02/15/13	2,310,000
500,000	S	Philippine Government International Bond, 9.375%, due 01/18/17	621,250
270,000	S	Philippine Government International Bond, 9.875%, due 01/15/19	352,350

			16,962,475

		Russia: 4.8%
4,544,100	+,S	Russia Government International Bond, 7.500%, due 03/31/30	5,125,958
5,500,000	S	Russia Government International Bond, 12.750%, due 06/24/28	9,912,458

			15,038,416

		South Africa: 0.1%
205,000		South Africa Government International Bond, 5.875%, due 05/30/22	206,501

			206,501

		Sri Lanka: 0.1%
370,000	#	Democratic Socialist Republic of Sri Lanka, 8.250%, due 10/24/12	369,538

			369,538

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Principal
Amount			Value

		Turkey: 7.2%
$8,250,000	S	Republic of Turkey, 7.000%, due 09/26/16	$8,673,215
1,000,000		Turkey Government International Bond, 6.875%, due 03/17/36	996,300
220,000	S	Turkey Government International Bond, 7.250%, due 03/15/15	234,036
7,550,000	S	Turkey Government International Bond, 7.375%, due 02/05/25	8,050,565
1,530,000	S	Turkey Government International Bond, 8.000%, due 02/14/34	1,723,086
1,200,000		Turkey Government International Bond, 9.500%, due 01/15/14	1,416,000
TRY 1,580,000		Turkey Government International Bond, 10.000%, due 02/15/12	1,479,951
TRY 130,000		Turkey Government International Bond, 14.000%, due 01/19/11	112,147

			22,685,300

		Ukraine: 2.8%
$7,200,000		Ukraine Government International Bond, 6.580%, due 11/21/16	7,307,849
180,000	#,S	Ukraine Government International Bond, 6.580%, due 11/21/16	183,375
1,180,000	S	Ukraine Government International Bond, 7.650%, due 06/11/13	1,270,860

			8,762,084

		United Kingdom: 0.9%
1,400,000		Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 6.800%, due 10/04/12	1,370,880
1,500,000		Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 7.650%, due 09/07/11	1,523,252

			2,894,132

		Uruguay: 3.7%
370,000	S	Oriental Republic of Uruguay, 7.625%, due 03/21/36	415,325
3,517,500	&	Uruguay Government International Bond, 7.875%, due 01/15/33	4,009,950
3,300,000	S	Uruguay Government International Bond, 8.000%, due 11/18/22	3,778,500
2,780,000	S	Uruguay Government International Bond, 9.250%, due 05/17/17	3,377,700
100,000		Uruguay Government International Bond, 7.500%, due 03/15/15	108,500

			11,689,975

		Venezuela: 3.9%
1,500,000		Bolivarian Republic of Venezuela, 9.375%, due 01/13/34	1,660,500
1,400,000		Republic of Venezuela, 6.000%, due 12/09/20	1,182,300
3,000,000	S	Venezuela Government International Bond, 5.750%, due 02/26/16	2,595,000
6,000,000		Venezuela Government International Bond, 7.650%, due 04/21/25	5,715,000
300,000	S	Venezuela Government International Bond, 8.500%, due 10/08/14	309,000
300,000	S	Venezuela Government International Bond, 9.250%, due 09/15/27	329,550
340,000	S	Venezuela Government International Bond, 13.625%, due 08/15/18	461,550

			12,252,900

		Total Other Bonds (Cost $193,558,926)	195,112,785

Total Investments in Securities (Cost $283,649,478)*	90.1%	$284,317,370
Other Assets and Liabilities-Net	9.9	31,345,049

Net Assets	100.0%	$315,662,419

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
TRY	Turkish Lira
*	Cost for federal income tax purposes is $283,725,115. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,490,635
Gross Unrealized Depreciation	(4,898,380)

Net Unrealized Appreciation	$592,255

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

Percentage of
Industry	Net Assets

Banks	6.3%
Collateralized Mortgage Obligations	0.9
Diversified Financial Services	6.0
Electric	2.7
Foreign Government Bonds	61.8
Forest Products & Paper	0.2
Gas	0.4
Iron/ Steel	0.3
Mining	1.3
Multi-National	0.1
Municipal	0.2
Oil & Gas	8.5
Telecommunications	0.8
Transportation	0.6
Other Assets and Liabilities — Net	9.9

Net Assets	100.0%

ING Emerging Markets Fixed Income Fund Open Futures Contracts on October 31, 2007

	Number of	Notional	Expiration	Unrealized
Contract Description	Contracts	Market Value($)	Date	Depreciation

Long Contracts
U.S. Treasury Long Bond	10	1,125,938	12/19/07	$(3,438)

				$(3,438)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND
AS OF OCTOBER 31, 2007

Principal
Amount			Value

CORPORATE BONDS/NOTES: 2.2%
		Airlines: 0.5%
$150,000	C	Delta Airlines, Inc., 7.570%, due 11/18/10	$155,003

			155,003

		Beverages: 1.5%
BRL 900,000	@@,#	Ambev International Finance Co., Ltd., 9.500%, due 07/24/17	468,032

			468,032

		Electric: 0.2%
$64,000	C	Commonwealth Edison Co., 4.700%, due 04/15/15	60,367

			60,367

		Total Corporate Bonds/Notes (Cost $700,505)	683,402

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.6%
		Federal Home Loan Mortgage Corporation: 5.3%
56,000	Z	5.170%, due 03/15/31	16,980
1,253,000	W	5.500%, due 11/15/34	1,233,617
225,000	W	6.000%, due 11/15/33	226,441
152,000	W	6.500%, due 11/15/34	155,681

			1,632,719

		Federal National Mortgage Corporation: 8.3%
267,000		5.000%, due 11/15/20	262,870
310,585	S	5.000%, due 03/01/37	293,541
481,000	W	5.000%, due 11/15/37	461,610
221,000	W	5.500%, due 11/15/18	221,380
426,781	S	5.500%, due 06/01/37	420,632
441,000	S	6.000%, due 11/15/34	444,239
432,000		6.500%, due 11/13/36	442,159

			2,546,431

		Total U.S. Government Agency Obligations (Cost $4,156,910)	4,179,150

U.S. TREASURY OBLIGATIONS: 22.4%
		U.S. Treasury Bonds: 0.7%
200,000		4.750%, due 08/15/17	204,469

			204,469

		U.S. Treasury Notes: 14.2%
106,000	Z	3.522%, due 10/31/12	104,973
400,000	Z	3.162%, due 10/31/09	397,844
1,799,000		4.000%, due 09/30/09	1,802,092
2,060,000		4.500%, due 05/15/10	2,089,775

			4,394,684

		Treasury Inflation Indexed Protected Securities: 7.5%
139,325		2.000%, due 01/15/16	138,281
135,129		2.375%, due 04/15/11	137,272
132,999		2.375%, due 01/15/17	135,877
555,927		2.375%, due 01/15/25	567,828
1,003,190		2.625%, due 07/15/17	1,048,413
281,449		3.875%, due 01/15/09	289,014

			2,316,685

		Total U.S. Treasury Obligations (Cost $6,852,811)	6,915,838

ASSET-BACKED SECURITIES: 0.8%
		Automobile Asset-Backed Securities: 0.8%
115,495	C,S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	115,248
123,049	C,S	Morgan Stanley Auto Loan Trust, 3.240%, due 03/15/12	122,103

		Total Asset-Backed Securities (Cost $235,389)	237,351

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.5%
122,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	121,895
250,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	245,005
97,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	96,913

		Total Collateralized Mortgage Obligations (Cost $461,106)	463,813

OTHER BONDS: 56.4%
		Foreign Government Bonds: 56.4%
EUR 4,305,000		Bundesobligation, 3.500%, due 10/09/09	6,166,436
EUR 1,255,000		Bundesrepub. Deutschland, 4.250%, due 07/04/17	1,823,009
CAD 230,000		Canada Government International Bond, 3.750%, due 06/01/08	242,758
CAD 230,000		Canadian Government International Bond, 5.750%, due 06/01/33	294,241
EUR 930,000		France Government International Bond OAT, 3.250%, due 04/25/16	1,249,398
EUR 915,000		Italy Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	1,263,266
JPY 260,500,000		Japan Government Five Year Bond, 1.500%, due 06/20/12	2,302,713
JPY 188,400,000		Japan Government International Bond, 1.700%, due 03/20/17	1,652,722
MXN 5,700,000		Mexican Bonos, 8.000%, due 12/17/15	538,460
GBP 772,000		United Kingdom Gilt Bond, 4.750%, due 06/07/10	1,594,741
UYU 6,067,000	X	Uruguay Government International Bond, 4.250%, due 04/05/27	280,969

		Total Other Bonds (Cost $16,244,949)	17,408,713

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

No. of
Contracts		Value

PURCHASED OPTIONS: 0.1%
	Purchased Options: 0.1%
8	Call Option CME 90-Day Eurodollar Future 06/08 Strike @ $95.00 - Exp 06/16/08	$13,100
11	Call Option CME 90-Day Eurodollar Future 09/08 Strike @ $95.00 - Exp 09/15/08	20,488

	Total Purchased Options (Cost $26,210)	33,588

	Total Long-Term Investments (Cost $28,677,880)	29,921,855

Shares			Value

SHORT-TERM INVESTMENTS: 8.0%
		Mutual Fund: 6.5%
2,000,000	**,S	ING Institutional Prime Money Market Fund	$2,000,000

		Total Mutual Fund (Cost $2,000,000)	2,000,000

Principal
Amount			Value

		Foreign Government Securities: 0.3%
CAD 100,000	Z	Canadian Treasury Bill, 4.220%, due 03/06/08	$104,353

		Total Foreign Government Securities (Cost $98,492)	104,353

		Repurchase Agreement: 1.2%
$370,000		Morgan Stanley Repurchase Agreement dated 10/31/07, 4.780%, due 11/01/07, $370,049 to be received upon repurchase (Collateralized by $380,000 Federal Home Loan Mortgage Corporation, 3.920%, Market Value plus accrued interest $380,180, due 07/08/10)	370,000

		Total Repurchase Agreement (Cost $370,000)	370,000

		Total Short-Term Investments (Cost $2,468,492)	2,474,353

Total Investments in Securities (Cost $31,146,372)*	105.0%	$32,396,208
Other Assets and Liabilities-Net	(5.0)	(1,538,775)

Net Assets	100.0%	$30,857,433

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
*	Cost for federal income tax purposes is $31,146,951.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,272,433
Gross Unrealized Depreciation	(23,176)

Net Unrealized Appreciation	$1,249,257

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

At October 31, 2007 the following forward currency contracts were outstanding for the ING Global Bond Fund:

			In			Unrealized
		Settlement	Exchange	USD		Appreciation/
Currency	Buy/Sell	Date	For	Equivalent	Value	(Depreciation)

Australia Dollars AUD 172,817	Buy	11/30/07	154,800 USD	—	$160,693	$5,893
Australia Dollars AUD 333,043	Buy	11/30/07	305,000 USD	—	309,678	4,678
Switzerland Francs CHF 250,092	Buy	11/30/07	214,424 USD	—	216,356	1,932
Switzerland Francs CHF 697,358	Buy	11/30/07	598,000 USD	—	603,288	5,288
Denmark Kroner DKK 790,000	Buy	11/30/07	152,964 USD	—	153,602	638
Japanese Yen JPY 76,038,438	Buy	11/30/07	662,500 USD	—	661,460	(1,041)
Japanese Yen JPY 76,050,363	Buy	11/30/07	662,500 USD	—	661,564	(936)
Korea (South) Won KRW 277,474,680	Buy	11/15/07	303,450 USD	—	308,280	4,830
New Zealand Dollars NZD 235,000	Buy	11/30/07	178,296 USD	—	180,675	2,378
Poland Zlotych PLN 388,822	Buy	11/15/07	146,500 USD	—	155,386	8,886
Sweden Kronor SEK 3,624,584	Buy	11/15/07	565,559 USD	—	570,763	5,204

						$37,750

Australia Dollars AUD 323,896	Sell	11/15/07	385,000 NZD	296,456	$301,425	$(4,970)
Switzerland Francs CHF 250,092	Sell	11/30/07	216,000 USD	—	216,356	(356)
British Pound Sterling GBP 285,000	Sell	12/14/07	587,313 USD	—	591,760	(4,447)
British Pound Sterling GBP 148,756	Sell	12/14/07	307,000 USD	—	308,871	(1,871)
Japanese Yen JPY 59,785,420	Sell	11/30/07	512,082 USD	—	520,075	(7,991)
Norway Krone NOK 1,642,164	Sell	11/30/07	304,000 USD	—	305,834	(1,834)
New Zealand Dollars NZD 385,000	Sell	11/15/07	326,505 AUD	303,853	296,456	7,397
New Zealand Dollars NZD 235,000	Sell	11/30/07	179,080 USD	—	180,675	(1,594)
New Zealand Dollars NZD 360,777	Sell	11/30/07	268,200 USD	—	277,376	(9,176)
Sweden Kronor SEK 1,868,584	Sell	11/15/07	289,000 USD	—	294,246	(5,246)
Sweden Kronor SEK 2,495,095	Sell	11/30/07	389,000 USD	—	393,003	(4,003)
Sweden Kronor SEK 1,756,000	Sell	11/15/07	273,760 USD	—	276,517	(2,757)

						$(36,848)

ING Global Bond Fund Open Futures Contracts on October 31, 2007

	Number			Unrealized
	of	Notional	Expiration	Appreciation/
Contract Description	Contracts	Market Value($)	Date	(Depreciation)

Long Contracts

90-Day Eurodollar	13	3,103,913	03/17/08	$9,164
90-Day Eurodollar	14	3,349,150	09/15/08	(1,082)
Euro-Bund	11	1,805,794	12/06/07	(23,892)
Euro-Schatz	27	4,036,605	12/06/07	(2,557)
Long Gilt	6	1,338,656	12/27/07	(762)
U.S. Dollar Index	25	1,911,500	12/17/07	(58,763)
U.S. Treasury 2-Year Note	31	6,420,391	12/31/07	9,521
U.S. Treasury 5-Year Note	5	536,719	12/31/07	613

				$(67,758)

Short Contracts

90-Day Eurodollar	14	(3,341,100)	09/14/09	$(1,422)
Fed Fund 30-Day	3	(1,196,283)	03/31/08	(1,539)
Fed Fund 30-Day	3	(1,196,908)	04/30/08	(1,890)
Fed Fund 30-Day	2	(798,397)	05/30/08	(1,730)
U.S. Treasury Long Bond	6	(675,563)	12/19/07	(390)

				$(6,971)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND
AS OF OCTOBER 31, 2007 (CONTINUED)

ING Global Bond Fund Credit Default Swap Agreements Outstanding on October 31, 2007:

			(Pay)/Receive				Unrealized
		Buy/Sell	Fixed Rate	Termination		Notional	Appreciation/
Counterparty	Reference Entity/Obligation	Protection	(%)	Date		Amount	(Depreciation)

UBS AG	Australia & NZ Banking Group 4.450%, 02/05/15	Buy	(0.350)	09/20/17	USD	50,000	$(176)
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.660)	09/20/17	USD	100,000	877
UBS AG	Bank of Scotland 5.125%, 12/05/13	Buy	(0.410)	09/20/17	USD	50,000	1,422
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	100,000	(41)
UBS AG	CDX.EM.7 Index	Buy	(1.250)	06/20/12	USD	1,000,000	(23,637)
UBS AG	CDX.EM.7 Index	Buy	(1.250)	06/20/12	USD	500,000	(19,301)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.8 (15-25% Tranche) Index	Buy	(4.350)	06/20/12	USD	500,000	(1,478)
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240	06/20/08	USD	2,850,000	1,328
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.725)	06/20/12	USD	1,000,000	(102)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240	07/20/08	USD	1,200,000	(765)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.740)	07/20/12	USD	300,000	697
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)	09/20/17	USD	50,000	588
UBS AG	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.400)	09/20/17	USD	50,000	924
Citibank N.A., New York	Simon Property Group LP 6.350%, 08/28/12	Buy	(0.380)	09/20/12	USD	500,000	2,037
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)	09/20/17	USD	100,000	(285)
UBS AG	Societe Generale 6.625%, 04/27/15	Buy	(0.380)	09/20/17	USD	50,000	377
Citibank N.A., New York	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.670)	09/20/17	USD	100,000	272
UBS AG	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.420)	09/20/17	USD	50,000	1,123
Citibank N.A., New York	United Mexican States 7.500%, 04/08/33	Sell	0.160	07/20/08	USD	1,200,000	65
Citibank N.A., New York	United Mexican States 7.500%, 04/08/33	Buy	(0.355)	07/20/12	USD	150,000	481
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)	09/20/17	USD	50,000	425

							$(35,169)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DIVERSIFIED INTERNATIONAL FUND
AS OF OCTOBER 31, 2007

Shares		Value

AFFILIATED INVESTMENT COMPANIES: 99.9%
751,911	ING Emerging Countries Fund — Class I	$31,302,060
4,475,083	ING Foreign Fund — Class I	106,999,220
8,454,731	ING Index Plus International Equity Fund — Class I	118,873,511
9,457,521	ING International Capital Appreciation Fund — Class I	140,917,070
5,257,569	ING International Equity Dividend Fund — Class I	55,572,506
1,267,464	ING International Real Estate Fund — Class I	18,479,626
1,011,616	ING International SmallCap Fund — Class I	67,495,061
3,745,195	ING International Value Choice Fund — Class I	55,878,311

Total Investments in Securities (Cost $480,275,097)*	99.9%	$595,517,365
Other Assets and Liabilities-Net	0.1	638,063

Net Assets	100.0%	$596,155,428

*	Cost for federal income tax purposes is $481,868,347. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$113,649,018
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$113,649,018

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Mutual Funds was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Global Real Estate Fund	1	18,535,843	2,363,399	722,029	18,759,281	40,380,552

*	The Shareholder Meeting for ING Global Real Estate Fund was adjourned to November 21, 2007.

Matters:

1	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Global Equity Dividend Fund	1	7,732,016	515,252	293,810	7,471,707	16,012,785

*	The Shareholder Meeting for ING Global Equity Dividend Fund was adjourned to November 21, 2007.

Matters:

1	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

2	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING International Growth Opportunities Fund	1	1,968,312	156,914	80,084	2,628,297	4,833,607
ING International Growth Opportunities Fund	2	1,971,624	154,901	78,785	2,628,297	4,833,607

*	The Shareholder Meeting for ING International Growth Opportunities Fund was adjourned to November 21, 2007.

Matters:

1	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

2	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Russia Fund	1	3,697,982	494,701	115,550	4,474,050	8,782,284
ING Russia Fund	2	3,661,594	509,252	137,388	4,474,050	8,782,284

*	The Shareholder Meeting for ING Russia Fund was adjourned to November 21, 2007.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Matters:

1	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING International SmallCap Fund	1	3,395,099	4,214,914	174,367	3,480,575	11,264,954

*	The Shareholder Meeting for ING International SmallCap Fund was adjourned to November 21, 2007.

Matters:

1	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Emerging Countries Fund	1	2,760,985	245,373	122,734	2,113,993	5,243,085

*	The Shareholder Meeting for ING Emerging Countries Fund was adjourned to November 21, 2007.

A special meeting of shareholders of ING Mayflower Trust was held October 30, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

2	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING International Value Fund	1	45,655,311	10,044,203	1,316,795	53,677,313	110,693,623
ING International Value Fund	2	45,387,231	10,038,700	1,590,379	53,677,313	110,693,623

*	The Shareholder Meeting for ING International Value Fund was adjourned to November 21, 2007.

Matters:

1	To approve an Agreement and Plan of Reorganization by and among ING International Equity Fund and ING Index Plus International Equity Fund providing for the reorganization of ING International Equity Fund with and into ING Index Plus International Equity Fund.

Results:

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING International Equity Fund	1	3,304,929	128,053	148,345	—	3,581,327

*	The Shareholder Meeting for ING International Equity Fund was adjourned to November 8, 2007.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Registrants are managed under the direction of the Board. A Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trusts are listed below. The Statement of Additional Information includes additional information about trustees of the Registrants and is available, without charge, upon request at (800) 992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past
Name, Address and Age	the Registrants	Time Served(1)	Five Years

Independent Trustees:

Colleen D. Baldwin(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 — Present	Consultant (January 2005 to Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 — January 2002).

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 — Present	Consultant (July 2007 — Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

Patricia W. Chadwick(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).

Peter S. Drotch(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	November 2007 — Present	Retired partner. PricewaterhouseCoopers.

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2002 — Present (ING Mayflower Trust) February 2001 — Present (ING Mutual Funds)	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
Colleen D. Baldwin(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	181	None
John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	181	None
Patricia W. Chadwick(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	181	Wisconsin Energy (June 2006 — Present).
Peter S. Drotch(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	181	First Marblehead Corporation (October 2003 — Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 — January 2007); Tufts Health Plan, Director (June 2006 — Present); and University of Connecticut, Trustee (November 2004 — Present).
J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	181	Midamerica Financial Corporation (December 2002 — Present).
Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	181	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Reinsurance Holdings (November 2006 — Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past
Name, Address and Age	the Registrants	Time Served(1)	Five Years

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 — Present	Consultant (May 2001 — Present).

David W.C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	October 1999 — Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2001 — Present (ING Mayflower Trust) February 2002 — Present (ING Mutual Funds)	President, Springwell Corporation (March 1989 — Present).

Trustees who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 — Present	Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 — Present).
[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	181	Stillwater Mining Company (May 2002 — Present); California HealthCare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).
David W.C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	181	Principled Equity Market Trust (December 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).
Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	181	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons”:
Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	181	ING Life Insurance and Annuity Company (May 2006 — Present); ING USA Annuity and Life Insurance Company (May 2006 — Present); Midwestern United Life Insurance Company (May 2006 — Present); ReliaStar Life Insurance Company (May 2006 — Present); Security Life of Denver Insurance Company (May 2006 — Present); Belair Insurance Company Inc. (August 2005 — Present); The Nordic Insurance Company of Canada (February 2005 — Present); Trafalgar Insurance Company of Canada (February 2005 — Present); ING Novex Insurance Company of Canada (February 2005 — Present); Allianz Insurance Company of Canada (February 2005 — Present); ING Canada Inc. (December 2004 — Present); and ING Foundation (March 2004 — Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past
Name, Address and Age	the Registrants	Time Served(1)	Five Years

Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 — Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004), and Head of Rollover/Payout (October 2001 — December 2003).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	181	Mark Twain House & Museum (September 2002 — Present); Connecticut Forum (May 2002 — Present); Capital Community College Foundation (February 2002 — Present); ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Ms. Baldwin and Messrs. Drotch, Crispin and Mathews each commenced services as Trustees of ING Mutual Funds on November 27, 2007. Ms. Baldwin and Messrs. Drotch, Crispin and Mathews each commenced services as Trustee of ING Mayflower Trust on November 27, 2007.

(3)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)	Mses. Chadwick and Pressler each commenced services as Trustee on January 18, 2006.

(5)	Messrs. Crispin and Mathews are deemed to be “interested persons” of the Registrants as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Registrants	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	February 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(4) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 57	Executive Vice President	May 1999 — Present (ING Mutual Funds) November 1999 — Present (ING Mayflower Trust)	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present). Formerly, Chief Investment Officer of International Investments (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC(2) and Directed Services, LLC(4) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 — September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 43	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Registrants	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, ING Investments, LLC(2) (December 2006 — Present); and ING Funds Services, LLC (3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (3) (October 2001 — March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	May 1999 — Present (ING Mutual Funds) November 1999 — Present (ING Mayflower Trust)	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	May 1998 — Present for IIF February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (July 1995 — Present); and Vice President, ING Investments, LLC(2) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 — October 2001).

William Evans 10 State House Square Harford, CT 06103 Age: 35	Vice President	November 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present), Vice President,- U.S. Mutual Funds and Investment Products (May 2005 — April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Registrants	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	February 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC (3) for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

(5)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING Global Equity Dividend Fund
Class A	NII	$0.5500
Class B	NII	$0.4316
Class C	NII	$0.4368
Class I	NII	$0.1261
Class O	NII	$0.5657
All Classes, except I*	STCG	$0.5116
All Classes, except I*	LTCG	$0.2390
ING Global Natural Resources Fund
Class A	NII	$0.2598
All Classes	LTCG	$0.3538
ING Global Real Estate Fund
Class A	NII	$1.0822
Class B	NII	$0.9536
Class C	NII	$0.9520
Class I	NII	$1.1526
Class O	NII	$1.0993
All Classes	STCG	$0.0544
All Classes	LTCG	$0.2564
ING Emerging Countries Fund
Class A	NII	$0.4341
Class B	NII	$0.1825
Class C	NII	$0.2481
Class I	NII	$0.5366
Class M	NII	$0.2827
Class Q	NII	$0.4461
ING Foreign Fund
All Classes	STCG	$0.1910
All Classes	LTCG	$0.4902
ING Greater China Fund
Class A	NII	$0.0582
Class B	NII	$0.0395
Class C	NII	$0.0271
Class I	NII	$0.0809
All Classes	STCG	$0.0001
ING Index Plus International Equity Fund
Class A	NII	$0.0815
Class B	NII	$0.0583
Class C	NII	$0.0426
Class I	NII	$0.1201
All Classes	STCG	$0.2717
ING International Capital Appreciation Fund
Class A	NII	$0.0545
Class B	NII	$0.0337
Class C	NII	$0.0039
Class I	NII	$0.0868
All Classes	STCG	$0.2548
ING International Growth Opportunities Fund
Class A	NII	$0.1534
Class B	NII	$0.0516
Class C	NII	$0.0568
Class I	NII	$0.2064
Class Q	NII	$0.1777
All Classes	STCG	$0.1726
All Classes	LTCG	$0.9647
ING International Real Estate Fund
Class A	NII	$0.3406
Class B	NII	$0.2645
Class C	NII	$0.2625
Class I	NII	$0.3665
ING International SmallCap Fund
Class A	NII	$0.2812
Class B	NII	$—
Class C	NII	$0.0023
Class I	NII	$0.4771
Class Q	NII	$0.3380
ING International Value Fund
Class A	NII	$0.1998
Class B	NII	$0.0315
Class C	NII	$0.0540
Class I	NII	$0.2786
Class Q	NII	$0.2209
All Classes	STCG	$0.3492
All Classes	LTCG	$1.7879
ING International Value Choice Fund
Class A	NII	$0.0668
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.1001
All Classes	STCG	$0.1396
All Classes	LTCG	$0.0717
ING Russia Fund
Class A	LTCG	$3.1171
ING Emerging Markets Fixed Income Fund
Class A	NII	$0.6300
Class B	NII	$0.5528
Class C	NII	$0.5540
Class I	NII	$0.6109
All Classes	STCG	$0.0279
ING Global Bond Fund
Class A	NII	$0.4314
Class B	NII	$0.3764
Class C	NII	$0.3542
Class I	NII	$0.4651
All Classes	STCG	$0.1721
All Classes	LTCG	$0.0032
ING Diversified International Fund
Class A	NII	$0.0610
Class B	NII	$0.0080
Class C	NII	$0.0114
Class I	NII	$0.0769
Class R	NII	$0.0763

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

*	Class I commenced operations August 1, 2007.

Of the ordinary distributions made during the year ended October 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Global Equity Dividend	18.85%
Global Natural Resources	16.37%
International Growth Opportunities	0.49%
International Value Choice	0.05%
Global Bond	0.35%

TAX INFORMATION (UNAUDITED)(CONTINUED)

For the year ended October 31, 2007, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Equity Dividend	46.03%
Global Natural Resources	23.29%
Emerging Countries	64.35%
Foreign	100.00%
Greater China	36.80%
Index Plus International Equity	37.71%
International Capital Appreciation	24.50%
International Growth Opportunities	3.21%
International Real Estate	14.64%
International SmallCap	75.21%
International Value	79.56%
International Value Choice	69.71%
Diversified International	47.17%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Global Equity Dividend	0.61%
Global Natural Resources	5.33%
Emerging Countries	3.14%
Greater China	0.62%
Index Plus International Equity	0.15%
International Capital Appreciation	1.08%
International Growth Opportunities	2.89%
International Real Estate	2.12%
International SmallCap	4.16%
International Value	1.05%
International Value Choice	4.82%
Emerging Markets Fixed Income	99.86%
Global Bond	76.16%

Pursuant to Internal Revenue Code Section 871(k)(2), the Funds designate the following percentages of net investment income distributions as short-term capital gain dividends:

Global Equity Dividend	100.00%
Foreign	100.00%
Greater China	100.00%
Index Plus International Equity	100.00%
International Capital Appreciation	100.00%
International Growth Opportunities	100.00%
International Value	100.00%
International Value Choice	100.00%
Emerging Markets Fixed Income	100.00%
Global Bond	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2007:

	Foreign Taxes	Per Share
	Paid	Amount

Global Equity Dividend	$906,368	$0.0391
Disciplined International SmallCap	$227,787	$0.0059
Emerging Countries	$1,063,541	$0.1320
Greater China	$103,213	$0.0269
Index Plus International Equity	$212,057	$0.0243
International Capital Appreciation	$136,492	$0.0138
International Equity Dividend	$15,761	$0.0027
International Growth Opportunities	$193,160	$0.0207
International Real Estate	$340,126	$0.0094
International SmallCap	$1,552,813	$0.0865
International Value	$14,537,587	$0.0621
International Value Choice	$208,235	$0.0362
International Value Opportunities	$24,546	$0.0244

TAX INFORMATION (UNAUDITED)(CONTINUED)

Listed below are the gross income earned and foreign taxes paid by country for each fund shown above. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Global Equity Dividend

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$1,097,374	$—
Belgium	436,947	65,542
Bermuda	26,868	—
Brazil	304,303	—
Canada	1,218,495	182,418
China	137,143	—
Denmark	86,866	13,031
European Community	1,188	—
France	611,485	90,916
Germany	195,783	29,367
Greece	184,430	—
Hong Kong	139,725	—
Hungary	437,462	—
Ireland	131,018	—
Israel	135,547	27,469
Italy	1,547,931	225,483
Luxembourg	84,897	12,735
Netherlands	155,709	23,356
New Zealand	159,156	23,865
Norway	163,579	24,538
Poland	236,431	35,524
Singapore	139,030	—
South Africa	199,980	—
South Korea	354,211	58,445
Sweden	106,265	15,940
Taiwan	334,059	59,687
Thailand	180,522	18,052
United Kingdom	2,470,521	—

Subtotal	11,276,925	906,368
United States	5,046,695	—

Total	$16,323,620	$906,368

Disciplined International SmallCap

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$478,065	$—
Belgium	7,599	1,140
Bermuda	42,621	—
Canada	331,597	47,232
Cayman Islands	2,920	—
China	5,185	—
Denmark	59	—
Euro	4,030	—
Finland	13,323	1,998
France	403,797	56,321
Germany	467,416	23,848
Greece	48,591	—
Hong Kong	122,897	—
Ireland	12,063	—
Italy	170,752	23,095
Japan	340,995	23,812
Netherlands	106,846	16,027
New Zealand	(24)	—
Norway	45,391	4,193
Papua New Guinea	2,949	—
Portugal	1,155	115
Singapore	20,577	—
South Korea	19,718	2,716
Spain	114,691	15,150
Sweden	18,181	2,716
Switzerland	63,000	9,425
United Kingdom	962,946	—

Subtotal	3,807,339	227,787
United States	176,407	—

Total	$3,983,746	$227,787

TAX INFORMATION (UNAUDITED)(CONTINUED)

Emerging Countries

	Gross Income	Foreign Tax
Country	Earned	Withheld

Bermuda	$297,208	$—
Brazil	1,188,469	—
Chile	507,316	127,842
China	249,694	—
Czech Republic	524,269	78,640
Estonia	187,840	41,325
Greece	84,176	—
Hong Kong	(35)	—
Hungary	831,778	—
Indonesia	60,216	9,032
Israel	894,075	178,815
Korea	(1)	—
Mexico	171,281	—
Pakistan	39,955	3,995
Panama	372,665	—
Philippines	74,762	18,690
Singapore	113,687	—
South Korea	975,772	161,002
Taiwan	2,114,886	420,515
Thailand	256,164	23,684
Turkey	64	—
Venezuela	763,895	—

Subtotal	9,708,135	1,063,541
United States	185,354	—

Total	$9,893,489	$1,063,541

Greater China

	Gross Income	Foreign Tax
Country	Earned	Withheld

Bermuda	$48,363	$—
Cayman Islands	12,799	—
China	249,852	—
Hong Kong	536,235	—
Taiwan	518,265	103,213

Subtotal	1,365,514	103,213
United States	13,917	—

Total	$1,379,431	$103,213

Index Plus International Equity

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$268,361	$—
Austria	59,466	8,920
Belgium	41,828	5,766
Bermuda	32,294	—
China	488	—
Denmark	20,908	3,136
Euro Community	463	—
Finland	25,739	3,861
France	225,216	33,288
Germany	288,870	40,541
Greece	1,102	—
Hong Kong	43,739	—
Ireland	18,273	—
Italy	198,578	29,411
Japan	272,979	19,053
Netherlands	76,647	10,679
New Zealand	11,930	1,790
Norway	46,360	6,135
Portugal	10,896	1,175
Singapore	45,893	—
Spain	72,256	10,820
Sweden	105,706	15,860
Switzerland	145,876	21,622
United Kingdom	896,886	—

Subtotal	2,910,754	212,057
United States	85,128	—

Total	$2,995,882	$212,057

TAX INFORMATION (UNAUDITED)(CONTINUED)

International Capital Appreciation

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$74,683	$—
Austria	15,477	2,322
Bermuda	41,084	—
Brazil	76,017	—
Canada	42,285	6,343
European Community	(386)	—
France	85,856	12,816
Germany	90,379	13,557
Greece	39,272	—
Hong Kong	16,595	—
India	17,887	—
Ireland	11,160	—
Israel	11,190	1,843
Italy	98,959	14,844
Japan	144,268	10,099
Mexico	8,458	—
Netherlands	23,899	3,585
Singapore	33,344	—
South Korea	39,433	6,507
Spain	180,696	27,100
Switzerland	178,964	26,845
Taiwan	53,163	10,633
United Kingdom	337,277	—

Subtotal	1,619,961	136,492
United States	43,731	—

Total	$1,663,692	$136,492

International Equity Dividend

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$42,868	$—
Belgium	5,292	794
Bermuda	3,471	—
Brazil	5,521	—
Canada	44,899	6,712
China	6,029	—
European Community	264	—
Hong Kong	2,502	—
Ireland	3,853	—
Israel	5,486	1,097
Italy	19,764	2,965
Luxembourg	4,360	654
Netherlands	2,143	321
New Zealand	7,480	1,122
South Africa	3,815	—
Spain	7,584	1,138
Thailand	9,593	959
United Kingdom	114,934	—

Subtotal	289,858	15,761
United States	30,408	—

Total	$320,266	$15,761

TAX INFORMATION (UNAUDITED)(CONTINUED)

International Growth Opportunities

	Gross Income	Foreign Tax
Country	Earned	Withheld

Belgium	$24,911	$3,737
Bermuda	53,773	—
Brazil	62,947	—
Canada	13,295	1,794
China	38,318	—
European Community	210	—
France	102,981	15,447
Germany	97,084	7,954
Greece	65,411	—
Hong Kong	101,789	—
India	(7,149)	—
Ireland	40,995	—
Italy	198,805	29,821
Japan	253,170	17,726
Mexico	700	—
Russia	162,990	24,450
South Africa	(3)	—
South Korea	1,388	229
Sweden	225,899	33,910
Switzerland	239,819	30,200
Taiwan	98,736	19,697
Turkey	55,392	8,197
United Kingdom	724,968	—

Subtotal	2,556,429	193,160
United States	247,619	—

Total	$2,804,048	$193,160

International Real Estate

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$3,060,197	$—
Bermuda	13,678	—
Brazil	8,281	—
Canada	620,413	92,763
China	165,139	—
Euro Community	3,026	—
Finland	110,304	16,546
France	568,839	84,225
Germany	78,844	4,273
Hong Kong	709,502	—
India	2,514	—
Italy	34,681	5,202
Japan	917,029	64,192
Luxembourg	8,748	—
Netherlands	238,950	35,843
Norway	111,556	16,718
Philippines	7,132	1,783
Singapore	515,523	—
Sweden	115,383	17,307
Switzerland	(78)	—
Thailand	12,746	1,275
United Kingdom	792,871	—

Subtotal	8,095,276	340,126
United States	27,160	—

Total	$8,122,435	$340,126

TAX INFORMATION (UNAUDITED)(CONTINUED)

International SmallCap

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$2,916,873	$—
Australian Dollar	1,183	—
Austria	84,525	12,679
Belgium	348,541	52,281
Bermuda	587,275	—
Brazil	43,847	—
Canada	1,253,966	192,392
Cayman Islands	67,690	—
China	16,320	—
Denmark	315,871	47,140
European Community	1,659	—
Finland	338,963	50,844
France	1,931,425	253,188
Guernsey Channel Islands	29,967	—
Germany	1,160,240	108,348
Greece	88,530	—
Hong Kong	229,743	—
India	138,745	—
Indonesia	1,025	154
Ireland	18,586	—
Israel	58,182	11,638
Italy	372,267	56,499
Japan	2,129,226	147,848
Korea	3,083	—
Lichtensetin	35,739	734
Luxembourg	6,132	816
Malaysia	27,159	—
Mexico	27,290	—
Netherlands	691,180	86,031
New Zealand	139,931	20,945
Norway	1,017,703	110,489
Portugal	59,241	6,407
Russia	34,139	5,121
Singapore	834,780	—
South Korea	646,580	105,425
Spain	114,406	16,766
Sweden	522,988	78,423
Switzerland	321,024	48,155
Taiwan	503,649	99,681
Thailand	58,922	5,892
Turkey	448,496	34,918
United Kingdom	2,980,495	—
Venezuela	(62)	—
Virgin Islands	(2,936)	—

Subtotal	20,604,589	1,552,813
United States	535,284	—

Total	$21,139,872	$1,552,813

International Value

	Gross Income	Foreign Tax
Country	Earned	Withheld

Bermuda	$2,174,815	$—
Brazil	3,148,829	—
European Community	26,088	—
France	16,460,917	2,460,455
Germany	13,018,159	1,952,724
Italy	15,211,790	2,087,552
Japan	16,703,517	1,169,246
Mexico	2,254,297	—
Netherlands	17,511,788	2,033,961
New Zealand	3,951,449	592,373
Portugal	4,442,492	666,374
Singapore	470,318	—
South Korea	8,154,171	1,345,438
Spain	5,593,504	839,026
Switzerland	5,539,019	830,960
Taiwan	2,797,651	559,478
United Kingdom	27,072,431	—
Venezuela	4,801,206	—

Subtotal	149,332,441	14,537,587
United States	695,959	—

Total	$150,028,400	$14,537,587

TAX INFORMATION (UNAUDITED)(CONTINUED)

International Value Choice

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$85,831	$—
Belgium	89,171	13,376
Brazil	67,260	—
Canada	69,884	10,483
Euro Community	293	—
Finland	102,913	15,437
France	126,517	18,697
Italy	375,309	48,197
Japan	456,065	31,926
Mexico	95	—
South Africa	121,410	—
South Korea	163,673	27,006
Taiwan	209,008	43,113
United Kingdom	388,647	—

Subtotal	2,256,079	208,235
United States	27,679	—

Total	$2,283,759	$208,235

International Value Opportunities

	Gross Income	Foreign Tax
Country	Earned	Withheld

Australia	$3,501	$—
Belgium	13,792	1,510
Bermuda	1,838	—
Denmark	3,154	473
Euro Community	29	—
Finland	15,321	2,298
France	33,270	4,987
Germany	13,960	1,638
Greece	6,918	—
Hong Kong	1,889	—
Italy	45,740	6,075
Japan	31,626	2,114
Netherlands	11,744	1,762
New Zealand	5,292	794
Spain	6,708	1,006
Sweden	2,198	325
Switzerland	10,431	1,565
United Kingdom	86,066	—

Subtotal	293,477	24,546
United States	3,550	—

Total	$297,027	$24,546

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY AND SUB-ADVISORY CONTRACTS FOR ING INTERNATIONAL EQUITY DIVIDEND FUND

Section 15 of the 1940 Act mandates that, when a series of IMF enters into new advisory or sub-advisory arrangements, the Board of IMF, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory agreements governing those arrangements, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve those advisory and sub-advisory agreements. Therefore, in order for a new series of IMF to be launched, the Board must approve an advisory and, if applicable, sub-advisory contract for that series prior to the commencement of its operations. At a meeting held on May 10, 2007, the Board considered and approved a new advisory agreement (“Advisory Contract”) and sub-advisory agreement (“Sub-Advisory Contract”) for ING International Equity Dividend Fund (the “Fund”), a new series of IMF that commenced operations on June 28, 2007, for an initial term that ends on November 30, 2008.

In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings with respect to ING Investments, LLC, the investment adviser to the Fund (the “Adviser” or “IIL”), and from ING Investment Management Advisors B.V. (“IIMA“ or the “Sub-Adviser”), the Fund’s proposed sub-adviser, as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the advisory and sub-advisory arrangements for the Fund. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Fund’s Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Fund’s advisory and sub-advisory relationships separately.

Provided below is a discussion of certain factors the Board considered at the May 10, 2007 meeting in considering the new advisory and sub-advisory arrangements for the Fund. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to approve the Advisory and Sub-Advisory Contracts for initial terms ending November 30, 2008. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Independent Trustees determined to undertake steps to further enhance the process under which the Board determines whether to approve new advisory and sub-advisory arrangements. Among these measures, the Board: retained the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships; established the format in which the information requested by the Board is provided to the Board; and determined the process for reviewing such information in connection with the advisory and sub-advisory contract approval process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with its review and approval of new advisory and sub-advisory relationships.

Since the foregoing approval process was implemented, the Board regularly has reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International/ Balanced/ Fixed Income Funds Investment Review Committee (the “I/ B/ F IRC”). The type and format of the information provided to the Board or its counsel to inform its approval process has been codified in the Fund’s “15(c) Methodology Guide” (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with the Trustees’ deliberations regarding advisory and sub-advisory relationships. Management provides information specific to the funds in the ING Funds complex to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

new advisory and sub-advisory contracts. In 2005, the Independent Trustees retained an independent firm to verify and test the accuracy of certain of this information for a representative sample of funds in the ING Funds complex. The Independent Trustees have determined to conduct such testing periodically.

As part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the approval process. The I/ B/ F IRC also meets regularly with the Adviser, and has met with IIMA from time to time in the context of its management of other funds in the ING Funds complex. The Board employed its process when considering whether to approve the Advisory and Sub-Advisory Contracts. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Fund’s Advisory and Sub-Advisory Contracts for their initial terms ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services to be provided to the Fund by IIL and the Sub-Adviser. This included information regarding IIL and IIMA provided throughout the year at regular Board meetings in the context of their services to other funds in the ING Funds complex, as well as information furnished with respect to the Fund at the May 10, 2007 Board meeting.

The materials requested by and provided to the Board and/or to K&L Gates prior to the May 10, 2007 Board meeting included the following items: (1) FACT sheets for the Fund that provide information about the Fund’s proposed expenses, compared to other, similarly managed funds in a selected peer group (“SPG”), as well as information about the Fund’s proposed investment portfolio, objective and strategies; (2) responses from the Adviser and the Sub-Adviser to a detailed series of questions posed by K&L Gates; (3) forms of Advisory and Sub-Advisory Contracts; (4) drafts of a narrative summary addressing key factors the Board considered in determining whether to approve the Fund’s Advisory and Sub-Advisory Contracts; and (5) other information relevant to the Board’s evaluations.

In arriving at its conclusions with respect to the proposed Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also considered the techniques that the Adviser developed, at the Board’s direction, to screen and perform due diligence on sub-advisers that are recommended to the Board to manage the funds in the ING Funds complex.

The Board reviewed the level of staffing, quality and experience of the Fund’s proposed portfolio management team. The Board took into account the respective resources and reputations of IIL and IIMA, and evaluated the ability of IIL and IIMA to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser would be appropriate in light of the Fund’s anticipated operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services to be provided by the Adviser and Sub-Adviser would be appropriate.

Economies of Scale

In considering the reasonableness of the Fund’s proposed advisory fee rate, the Board considered whether economies of scale will be realized by the Adviser as the Fund grows larger and the extent to which this is reflected in the level of management fee rate charged. In this regard, the Board noted that there would be no breakpoint discounts applicable to the Fund’s advisory and sub-advisory fee rates. The Board noted that expense waiver arrangements would be put into place for the Fund, and considered the extent to which economies of scale could effectively be realized through such expense waivers.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser. The Board also considered the contractual

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services.

The Board considered the Fund’s fee structure as it relates to the services to be provided under the Advisory and Sub-Advisory Contracts, and the potential “fall-out” benefits to the Adviser and Sub-Adviser, and their respective affiliates, from their association with the Fund. For the Fund, the Board determined that the fees payable to the Adviser and Sub-Adviser are reasonable for the services that each is expected to perform through the Fund’s initial term ending November 30, 2008.

For the Fund, the Board considered information on estimated revenues, costs and profits for the Adviser for the first two years of the Fund’s operations. In analyzing the Adviser’s projected profitability in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to the Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s projected profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment. Based on the information on revenues, costs, and IIL’s profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, to be realized by IIL were not excessive.

Other Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its May 10, 2007 meeting in relation to approving the Fund’s Advisory and Sub-Advisory Contracts for their initial terms ending November 30, 2008. These specific factors are in addition to those considerations discussed above. The Fund’s proposed management fee rate and estimated expense ratio were compared to the fees and expense ratios of the funds in its comparable SPG.

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for the Fund, should be approved. The materials provided to the Board in support of the Fund’s advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Fund that discusses, among other things: (a) IIL’s experience and expertise in the management of other funds within the ING Funds complex, particularly ING Global Equity Dividend Fund and ING VP Global Equity Dividend Portfolio; (b) IIMA’s experience in managing international and global investments; (c) the experience of IIL overseeing sub-advisers to other funds within the ING Funds complex, including IIMA; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the Fund’s proposed fee structure to its comparable SPG and Morningstar/ Lipper category medians; (4) supporting documentation, including copies of the forms of Advisory and Sub-Advisory Contracts for the Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by IIL in the context of IIL’s oversight of other sub-advisers managing funds in the ING Funds complex, and by IIMA in connection with its management of other funds in the ING Funds complex.

At the May meeting, the Board considered that the Fund would be subject to the standard policies and procedures of IMF previously approved by the Board for other series of IMF and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Fund, IIL would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other funds in the ING Funds complex.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board’s consideration of whether to approve the Advisory Contract with IIL on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by IIL to the Fund under the proposed Advisory Contract; (2) IIL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the ING Funds complex, including other international and global funds; (3) IIL’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed Advisory Contract in light of the services to be provided to the Fund and taking into account the sub-advisory fees payable by IIL to IIMA; (5) the costs for the services to be provided by IIL, including that the proposed advisory fee rate would not be subject to breakpoint discounts; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in the Fund’s SPG, and (b) the estimated expense ratio for the Fund is below the median and average expense ratios of the funds in the Fund’s SPG; (7) the projected profitability of IIL when sub-advisory fees payable by IIL to the Sub-Adviser are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of IIL, including its management team’s expertise in the management of other funds; (9) IIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the ING Funds complex; (10) the information that had been provided by IIL at regular Board meetings, and in anticipation of the May 2007 meeting, with respect to its capabilities as a manager of-managers in overseeing similar mutual funds; and (11) “fall-out benefits” to IIL and its affiliates that were anticipated to arise from IIL’s management of the Fund.

In reviewing the proposed Sub-Advisory Contract with IIMA, the Board considered a number of factors, including, but not limited to, the following: (1) IIL’s view of IIMA as a manager to other funds in the ING Funds complex, including other international and global funds; (2) the Sub-Adviser’s strength and reputation in the industry; (3) the information that had been provided by IIMA in anticipation of the May 2007 meeting with respect to its sub-advisory services in general and its management of international and global funds in particular; (4) the nature and quality of the services to be provided by IIMA under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of IIMA, including its management team’s expertise in the management of international funds specializing in the types of investment which the Fund would engage; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by and the projected profitability of IIMA as the Fund’s Sub-Adviser; (7) the costs for the services to be provided by the Sub-Adviser; (8) the Sub-Adviser’s operations and compliance program, including its policies and procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex; (9) the Sub-Adviser’s financial condition; (10) the appropriateness of the selection of the Sub-Adviser in light of the Fund’s proposed investment objectives and prospective investor base; and (11) IIMA’s Code of Ethics, which had previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by IIL to IIMA is reasonable in the context of all factors considered by the Board; and (4) both IIL and IIMA maintain an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of their respective compliance programs and the representations of the Fund’s Chief Compliance Officer in materials provided to the Board in advance of the May meeting. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Contracts for the Fund. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Growth and Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund ING Fundamental Research Fund ING Growth Fund ING LargeCap Growth Fund ING MidCap Opportunities Fund ING Opportunistic LargeCap Fund ING Small Company Fund
ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING SmallCap Value Choice Fund ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Moderate Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public

Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UINTALL (1007-122807)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(l), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that Patrick W, Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $153,511 for year ended October 31, 2007 and $201,711 for year ended October 31, 2006.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years Tor assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $235,893 for the year ended October 31, 2007 and $0 for the year ended October 31, 2006.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,200 in the year ended October 31, 2007 and $5,010 in the year ended October 31, 2006. Such services induced review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

None

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Amended: February 23, 2007

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee [2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee [2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

Appendix E
Prohibited Non-Audit Services
Dated:      January 1, 2007
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $212,850 for year ended October 31, 2007 and $115,487 for year ended October 31, 2006.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Mayflower Trust

By	/s/ Shaun P, Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 7, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 7, 2008

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: January 7, 2008